(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

HIGH YIELD
FUND - CLASS A & CLASS B
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                11   The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       14   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              15   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     32   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    38   Notes to the financial statements.

REPORT OF INDEPENDENT    44   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            45


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR HIGH YIELD FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. If Fidelity had not reimbursed certain class expenses during the periods shown, the past 5 years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995          PAST 1   PAST 5    LIFE OF
                                        YEAR     YEARS     FUND

Advisor High Yield - Class A            15.05%   142.35%   214.26%

Advisor High Yield - Class A
 (incl. max. 4.75% sales charge)        9.59%    130.83%   199.33%

Merrill Lynch High Yield Master Index   17.17%   120.20%   n/a

Average High Current Yield Fund         12.73%   113.44%   n/a

Consumer Price Index                    2.81%    15.13%    39.10%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Merrill Lynch High Yield Master Index - a broad gauge of the high yield bond market. To measure how Class A's performance stacked up against its peers, you can compare it to the average high current yield fund, which reflects the performance of 112 high current yield funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class A's performance to the consumer price index (CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995          PAST 1   PAST 5   LIFE OF
                                        YEAR     YEARS    FUND

Advisor High Yield - Class A            15.05%   19.37%   13.85%

Advisor High Yield - Class A
 (incl. max. 4.75% sales charge)        9.59%    18.21%   13.23%

Merrill Lynch High Yield Master Index   17.17%   17.10%   n/a

Average High Current Yield Fund         12.73%   16.27%   n/a

Consumer Price Index                    2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                      Fidelity Advisor HigHigh Yield Master (J0A0)(M
             01/31/87             9525.00         10000.00
             02/28/87             9705.33         10165.09
             03/31/87             9803.65         10277.49
             04/30/87             9598.01         10053.36
             05/31/87             9494.91         10008.06
             06/30/87             9646.09         10146.40
             07/31/87             9679.16         10201.61
             08/31/87             9775.11         10303.83
             09/30/87             9419.84         10066.76
             10/31/87             9025.00          9797.80
             11/30/87             9354.01         10045.57
             12/31/87             9521.54         10178.96
             01/31/88            10020.19         10457.50
             02/29/88            10341.50         10741.26
             03/31/88            10274.39         10723.50
             04/30/88            10245.08         10754.47
             05/31/88            10278.29         10810.60
             06/30/88            10685.14         11017.30
             07/31/88            10839.29         11133.72
             08/31/88            10786.35         11170.30
             09/30/88            10900.55         11282.89
             10/31/88            11023.56         11458.68
             11/30/88            11056.00         11501.61
             12/31/88            11163.51         11550.28
             01/31/89            11465.78         11723.49
             02/28/89            11545.92         11802.27
             03/31/89            11433.28         11791.77
             04/30/89            11306.58         11826.57
             05/31/89            11592.24         12044.30
             06/30/89            12006.06         12214.94
             07/31/89            12071.61         12272.78
             08/31/89            12193.70         12333.41
             09/30/89            11835.86         12215.99
             10/31/89            11391.47         12022.77
             11/30/89            11424.68         12049.71
             12/31/89            11569.33         12038.82
             01/31/90            11401.48         11803.53
             02/28/90            11340.96         11631.63
             03/31/90            11540.73         11788.87
             04/30/90            11679.49         11848.76
             05/31/90            12071.76         12062.79
             06/30/90            12416.30         12296.49
             07/31/90            12705.18         12556.35
             08/31/90            12393.28         12075.66
             09/30/90            12079.96         11550.48
             10/31/90            11798.76         11256.55
             11/30/90            12167.14         11351.90
             12/31/90            12414.02         11515.48
             01/31/91            12699.62         11678.26
             02/28/91            13428.41         12545.05
             03/31/91            13932.18         13084.44
             04/30/91            14356.42         13550.40
             05/31/91            14509.34         13616.56
             06/30/91            14898.88         13890.48
             07/31/91            15437.10         14223.31
             08/31/91            15637.47         14522.26
             09/30/91            15848.63         14707.23
             10/31/91            16479.76         15144.26
             11/30/91            16670.01         15319.19
             12/31/91            16752.04         15497.16
             01/31/92            17519.94         16038.99
             02/29/92            18245.18         16437.32
             03/31/92            18762.36         16666.67
             04/30/92            18933.10         16787.98
             05/31/92            19139.67         17055.75
             06/30/92            19428.58         17267.67
             07/31/92            19778.89         17617.53
             08/31/92            20144.61         17850.77
             09/30/92            20360.35         18054.16
             10/31/92            20098.78         17826.14
             11/30/92            20318.40         18078.60
             12/31/92            20620.01         18311.38
             01/31/93            21171.17         18762.27
             02/28/93            21634.91         19117.42
             03/31/93            22136.92         19448.86
             04/30/93            22263.00         19588.46
             05/31/93            22565.78         19852.14
             06/30/93            23116.45         20225.12
             07/31/93            23419.96         20442.51
             08/31/93            23602.35         20637.39
             09/30/93            23647.32         20739.21
             10/31/93            24212.49         21129.89
             11/30/93            24387.93         21245.45
             12/31/93            24836.69         21457.89
             01/31/94            25550.31         21928.14
             02/28/94            25445.39         21770.44
             03/31/94            24669.67         21061.01
             04/30/94            24394.86         20814.89
             05/31/94            24546.30         20740.73
             06/30/94            24501.01         20817.07
             07/31/94            24595.84         20963.41
             08/31/94            24771.82         21109.02
             09/30/94            24897.73         21101.03
             10/31/94            24852.21         21154.65
             11/30/94            24454.67         20974.70
             12/31/94            24465.68         21208.01
             01/31/95            24676.06         21507.68
             02/28/95            25470.49         22178.75
             03/31/95            25699.75         22487.40
             04/30/95            26529.13         23013.91
             05/31/95            27123.50         23732.92
             06/30/95            27066.25         23914.19
             07/31/95            27732.81         24187.58
             08/31/95            27889.96         24334.38
             09/30/95            28225.59         24612.79
             10/31/95            28593.70         24787.26

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor High Yield Fund - Class A on January 31, 1987, shortly after the fund started, and paid the maximum 4.75% sales charge. As the chart shows, by October 31, 1995, the value of your investment would have grown to $28,594 - a 185.94% increase on your initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,787 - a 147.87% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED OCTOBER 31,

                              1995                      1994     1993     1992     1991

Dividend return               8.90%                     7.15%    9.66%    12.57%   15.50%

Capital appreciation return    6.15%                    -4.51%   10.81%    9.39%   24.17%

Total return                  15.05%                    2.64%    20.47%   21.96%   39.67%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any, and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share               7.43(cents)   44.98(cents)   92.00(cents)

Annualized dividend rate          7.35%         7.60%          8.06%

30-day annualized yield           8.05%         -              -

DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $11.90 over the past month, $11.74 over the past six months and $11.41 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 4.75% sales charge.
ADVISOR HIGH YIELD FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance.
Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1/shareholder service fee. This fee is not reflected in returns prior to that date, and returns would have been lower had this fee been taken into account. Prior date returns are those of Class A, the original class of the fund, and reflect Class A's 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the past 5 years and life of fund total returns would have been lower. Class B's contingent deferred sales charges included in the past 1 year, past 5 years and life of fund total return figures are 4%, 1% and 0%, respectively.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5    LIFE OF
                                            YEAR     YEARS     FUND

Advisor High Yield - Class B                14.12%   139.20%   210.19%

Advisor High Yield - Class B
 (incl. contingent deferred sales charge)   10.12%   138.20%   210.19%

Merrill Lynch High Yield Master Index       17.17%   120.20%   n/a

Average High Current Yield Fund             12.73%   113.44%   n/a

Consumer Price Index                        2.81%    15.13%    39.10%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Merrill Lynch High Yield Master Index - a broad gauge of the high yield bond market. To measure how Class B's performance stacked up against its peers, you can compare it to the average high current yield fund, which reflects the performance of 112 high current yield funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class B's performance to the consumer price index (CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Advisor High Yield - Class B                14.12%   19.06%   13.68%

Advisor High Yield - Class B
 (incl. contingent deferred sales charge)   10.12%   18.96%   13.68%

Merrill Lynch High Yield Master Index       17.17%   17.10%   n/a

Average High Current Yield Fund             12.73%   16.27%   n/a

Consumer Price Index                        2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' actual (or cumulative) return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                     Fidelity Advisor HigHigh Yield Master (J0A0)(ML
            01/31/87            10000.00          10000.00
            02/28/87            10189.32          10165.09
            03/31/87            10292.55          10277.49
            04/30/87            10076.65          10053.36
            05/31/87             9968.41          10008.06
            06/30/87            10127.13          10146.40
            07/31/87            10161.84          10201.61
            08/31/87            10262.59          10303.83
            09/30/87             9889.59          10066.76
            10/31/87             9475.07           9797.80
            11/30/87             9820.48          10045.57
            12/31/87             9996.37          10178.96
            01/31/88            10519.88          10457.50
            02/29/88            10857.22          10741.26
            03/31/88            10786.77          10723.50
            04/30/88            10755.99          10754.47
            05/31/88            10790.85          10810.60
            06/30/88            11217.99          11017.30
            07/31/88            11379.84          11133.72
            08/31/88            11324.25          11170.30
            09/30/88            11444.14          11282.89
            10/31/88            11573.29          11458.68
            11/30/88            11607.34          11501.61
            12/31/88            11720.23          11550.28
            01/31/89            12037.57          11723.49
            02/28/89            12121.70          11802.27
            03/31/89            12003.44          11791.77
            04/30/89            11870.42          11826.57
            05/31/89            12170.33          12044.30
            06/30/89            12604.78          12214.94
            07/31/89            12673.61          12272.78
            08/31/89            12801.79          12333.41
            09/30/89            12426.10          12215.99
            10/31/89            11959.54          12022.77
            11/30/89            11994.42          12049.71
            12/31/89            12146.28          12038.82
            01/31/90            11970.06          11803.53
            02/28/90            11906.52          11631.63
            03/31/90            12116.25          11788.87
            04/30/90            12261.93          11848.76
            05/31/90            12673.76          12062.79
            06/30/90            13035.49          12296.49
            07/31/90            13338.77          12556.35
            08/31/90            13011.32          12075.66
            09/30/90            12682.37          11550.48
            10/31/90            12387.15          11256.55
            11/30/90            12773.90          11351.90
            12/31/90            13033.09          11515.48
            01/31/91            13332.94          11678.26
            02/28/91            14098.07          12545.05
            03/31/91            14626.96          13084.44
            04/30/91            15072.36          13550.40
            05/31/91            15232.90          13616.56
            06/30/91            15641.87          13890.48
            07/31/91            16206.93          14223.31
            08/31/91            16417.30          14522.26
            09/30/91            16638.98          14707.23
            10/31/91            17301.59          15144.26
            11/30/91            17501.32          15319.19
            12/31/91            17587.44          15497.16
            01/31/92            18393.64          16038.99
            02/29/92            19155.05          16437.32
            03/31/92            19698.02          16666.67
            04/30/92            19877.27          16787.98
            05/31/92            20094.15          17055.75
            06/30/92            20397.46          17267.67
            07/31/92            20765.23          17617.53
            08/31/92            21149.19          17850.77
            09/30/92            21375.70          18054.16
            10/31/92            21101.09          17826.14
            11/30/92            21331.65          18078.60
            12/31/92            21648.30          18311.38
            01/31/93            22226.95          18762.27
            02/28/93            22713.82          19117.42
            03/31/93            23240.86          19448.86
            04/30/93            23373.23          19588.46
            05/31/93            23691.11          19852.14
            06/30/93            24269.24          20225.12
            07/31/93            24587.88          20442.51
            08/31/93            24779.37          20637.39
            09/30/93            24826.58          20739.21
            10/31/93            25419.94          21129.89
            11/30/93            25604.12          21245.45
            12/31/93            26075.26          21457.89
            01/31/94            26824.48          21928.14
            02/28/94            26714.32          21770.44
            03/31/94            25899.91          21061.01
            04/30/94            25611.40          20814.89
            05/31/94            25770.39          20740.73
            06/30/94            25722.85          20817.07
            07/31/94            25822.40          20963.41
            08/31/94            26007.16          21109.02
            09/30/94            26139.35          21101.03
            10/31/94            26091.55          21154.65
            11/30/94            25674.19          20974.70
            12/31/94            25685.75          21208.01
            01/31/95            25906.62          21507.68
            02/28/95            26740.67          22178.75
            03/31/95            26981.37          22487.40
            04/30/95            27852.10          23013.91
            05/31/95            28476.11          23732.92
            06/30/95            28416.01          23914.19
            07/31/95            29120.57          24187.58
            08/31/95            29293.34          24334.38
            09/30/95            29652.14          24612.79
            10/31/95            29876.09          24787.26

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor High Yield Fund - Class B on January 31, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $29,630 - a 196.30% increase on your initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,787 - a 147.87% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED OCTOBER 31,

                              1995                      1994     1993     1992     1991

Dividend return               8.05%                     6.73%    9.66%    12.57%   15.50%

Capital appreciation return    6.07%                    -4.59%   10.81%    9.39%   24.17%

Total return                  14.12%                    2.14%    20.47%   21.96%   39.67%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any, and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share               6.76(cents)   40.73(cents)   83.48(cents)

Annualized dividend rate          6.70%         6.89%          7.32%

30-day annualized yield           7.78%         -              -

DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $11.88 over the past month, $11.73 over the past six months, and $11.40 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Three factors helped to fuel strong
total returns for high-yield bond
investors in the 12 months ended
October 31, 1995. First, a
declining interest rate environment
created a positive backdrop for
bond investors. Second, steady
economic growth and generally
favorable corporate earnings
produced optimism regarding the
overall credit quality of the
high-yield market. Third, demand
for high-yield bonds - sparked by
investors looking for the additional
yield offered by these investments
- has been quite strong, while
new supply during most of the
period was limited. For the 12
months ended October 31, the
Salomon Brothers Composite
High-Yield Index had a total return
of 18.45%. High-yield issues
outpaced those in most other U.S.
bond markets. The Lehman
Brothers Aggregate Bond Index
- a broader measure of the
performance of taxable bonds in
the U.S. - returned 15.65%
during the period. A slowing
economy and reduced inflation
pressures attracted investors to
fixed-income securities -
sending market yields lower
during the period. The Federal
Reserve Board reinforced
investors' positive outlook by
lowering the fed funds rate - the
rate banks charge each other for
overnight loans - by 0.25% in
July to 5.75%. Although the
economy slowed, it continued to
grow moderately, helping
high-yield companies experience
cash-flow stability and growth.
An interview with Margaret Eagle, Portfolio Manager of Fidelity Advisor High Yield Fund
Q. MARGARET, HOW DID THE FUND DO?
A. Quite well. For the year ended October 31, 1995, the fund's Class A shares and Class B shares had total returns of 15.05% and 14.12%, respectively. Those beat the average high current yield fund's return of 12.73% for the year ended October 31, 1995, as tracked by Lipper Analytical Services. The Merrill Lynch High Yield Master Index returned 17.17% for the year ended October 31, 1995.
Q. WHAT HELPED THE FUND OUTPERFORM THE AVERAGE?
A. Several holdings in particular. PanAmSat, a worldwide television broadcaster, did quite well, especially during the past six months. There's currently a large backlog of television programs wanting to be transmitted by PanAmSat and the backlog continues to grow. GPA, one of the world's largest leasing aircraft companies and one of the fund's largest investments at the end of the period, had a positive impact on the fund. Recently, GPA announced plans to securitize its aircraft and use the proceeds to pay its creditors. Also, supply and demand for narrow bodied airplanes has moved closer to equilibrium, reversing a long trend of oversupply. The fundamentals of the leasing industry continue to improve and I believe the prospects for achieving the company's recapitalization plan are quite good.
Q. WERE THERE OTHER HOLDINGS THAT HELPED THE FUND?
A. Revlon, at 3.6% of investments at the end of the period, has made tremendous progress since 1991. The company has posted a string of strong quarterly earnings, and has achieved the No. 2 position in the $2.3 billion cosmetics industry. Echostar, a satellite broadcasting service, was another winner over the past year. While the company has yet to launch its satellite, its bonds rose in value. Echostar is one of just three companies
that have an orbital slot   -  an address in the sky, so to speak - which
can eventually broadcast to the United States, Canada and Mexico. The bonds appreciated significantly over the summer when the value of orbital slots became more apparent.
Q. WHICH HOLDINGS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?
A. Wickes Lumber was somewhat disappointing. I purchased Wickes because I thought that home builders - the company's primary customers - would start to enjoy more activity resulting from lower interest rates and lower lumber costs. But consumer debt is at a very high level, which kept a lid on new home building and rehab activity. And while lumber prices did fall as I expected, lower lumber prices actually translated into lower sales figures for the company.
Q. SIX MONTHS AGO YOU HAD BEGUN REDUCING THE FUND'S STAKE IN DISTRESSED - BANKRUPT - DEBT. DID YOU CONTINUE THAT STRATEGY DURING THE PAST SIX MONTHS?
A. It's more a case of not adding any new distressed debt to the fund. There are two reasons for that. First is a lack of supply. What caused all the attractive distressed opportunities over the past several years was a combination of a lot of over-leveraged companies and the recession that began in 1989. A lot of that debt has worked its way through the system and there isn't much of it left. Second, what I am currently seeing generally doesn't fit my investment parameters, although that could change if the supply of attractive situations changes.
Q. HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY LOOKING AHEAD?
A. I plan to emphasize more of the relatively higher-quality portions of the junk bond market, those rated B, just as I have over the past six months. In my view, that's where the risk/reward payoff is the best right now. As long as interest rates are low, inflation stays moderate and the stock market remains strong, I think the fund should continue to do well with that strategy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to provide a high level
of income and the potential
for capital gains by investing
primarily in high-yield bonds
START DATE: January 5, 1987
SIZE: as of October 31, 1995,
more than $1.3 billion
MANAGER: Margaret Eagle,
since 1987; joined Fidelity
in 1980
(checkmark)
MARGARET EAGLE'S OUTLOOK FOR
THE HIGH-YIELD MARKET IN 1996:
"In my view, the interest rate
environment could be fairly
be- nign for at least the first
half of 1996. I think the
Federal Reserve Board has
been pretty good at
orchestrating a "soft landing,"
in which economic growth is
slow, but steady, and inflation
remains low. Healthy,
non-inflationary economic
growth is a positive for the
high-yield market.
"In 1995, we've seen some
high-profile defaults in the
high-yield bond sector,
particularly with the retailers.
While I don't expect the rate
of defaults to increase
dramatically, I believe it could
slowly rise. Therefore, I think
it's very important to choose
one's spots carefully and
generally avoid the riskier
parts of the marketplace.
"The supply and demand
fundamentals for the
high-yield market should
remain attractive and we could
see even more investor
dollars coming into high-yield
securities and high-yield
mutual funds. That increased
inflow would be a positive for
the high-yield market."
INVESTMENT CHANGES


TOP FIVE HOLDINGS AS OF OCTOBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)   % OF FUND'S    % OF FUND'S
                                               INVESTMENTS    INVESTMENTS
                                                              6 MONTHS AGO

PanAmSat Corp.                                 3.7            1.3

Revlon Worldwide Corp.                         3.6            3.5

Transamerican Refining Corp.                   2.7            1.0

GPA Delaware, Inc. (various issues)            2.3            1.9

Columbia Gas Systems, Inc. (various            2.2            2.5
issues)

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Media & Leisure      18.6           20.0

Basic Industries     8.9            14.1

Retail & Wholesale   8.8            7.9

Utilities            8.7            9.4

Nondurables          8.1            5.5

QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S
                    INVESTMENTS    INVESTMENTS
                                   6 MONTHS AGO

Aaa, Aa, A          0.0            0.0

Baa                 0.0            0.0

Ba                  6.2            1.9

B                   49.1           57.3

Caa, Ca, C          11.0           11.7

Nonrated            11.0           15.0

TABLE EXCLUDES SHORT-TERM INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT OCTOBER 31, 1995 AND APRIL 30, 1995, ACCOUNT FOR 11.0% AND 15.0%, RESPECTIVELY, OF THE FUND'S INVESTMENTS.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Nonconvertible
bonds 72.8%
Convertible bonds,
preferred stocks 9.3%
Common stocks 1.8%
Short-term
investments 11.7%
Other 4.4%
FOREIGN
INVESTMENTS 11.2%
Nonconvertible
bonds 78.9%
Convertible bonds,
preferred stocks 7.3%
Common stocks 3.0%
Short-term
investments 4.2%
Other 6.6%
FOREIGN
INVESTMENTS 7.1%
Row: 1, Col: 1, Value: 4.4
Row: 1, Col: 2, Value: 11.7
Row: 1, Col: 3, Value: 1.8
Row: 1, Col: 4, Value: 9.300000000000001
Row: 1, Col: 5, Value: 32.8
Row: 1, Col: 6, Value: 40.0
Row: 1, Col: 1, Value: 6.6
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 38.9
Row: 1, Col: 6, Value: 40.0
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 72.9%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
CONVERTIBLE BONDS - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp., Series C, 0%, 6/30/97  - $ 428,000 $ 416,599
MEDIA & LEISURE - 0.1%
LODGING & GAMING - 0.1%
Bally Entertainment Corp. 10%, 12/15/06  Caa  750,000  731,250
TOTAL CONVERTIBLE BONDS   1,147,849
NONCONVERTIBLE BONDS - 72.8%
AEROSPACE & DEFENSE - 0.5%
Wyman-Gordon Co. 10 3/4%, 3/15/03  B1  7,030,000  7,258,475
BASIC INDUSTRIES - 7.8%
CHEMICALS & PLASTICS - 1.2%
American Pacific Corp. 11%, 2/21/02 (f)  -  450,000  405,000
NL Industries, Inc. 11 3/4%, 10/15/03  B1  5,050,000  5,365,625
Pioneer Americas Acquisition Corp.
13 3/8%, 4/1/05 (f)  B2  10,000,000  10,300,000
  16,070,625
IRON & STEEL - 1.0%
Republic Engineered Steels, Inc. 9 7/8%, 12/15/01  B2  15,190,000
13,974,800
METALS & MINING - 1.5%
Kaiser Aluminum & Chemical Corp.
12 3/4%, 2/1/03  B2  17,350,000  19,128,375
Sherritt, Inc. 10 1/2%, 3/31/14  B1  970,000  989,400
  20,117,775
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd. 0%,
11/1/03 (g)  Caa  2,010,000  919,575
PAPER & FOREST PRODUCTS - 4.0%
Mail-Well Holdings, Inc 0%,
2/15/06 (g)  -  1,790,000  1,074,000
Repap New Brunswick, Inc.
yankee 10 5/8%, 4/15/05  B2  6,330,000  6,456,600
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - CONTINUED
SD Warren Co. 12%, 12/15/04  B1 $ 9,300,000 $ 10,323,000
Stone Container Corp.:
 9 7/8%, 2/1/01  B1  3,820,000  3,786,575
 10 3/4%, 4/1/02  B2  4,880,000  4,916,600
 10 3/4%, 10/1/02  B1  4,160,000  4,352,400
 11 1/2%, 10/1/04  B1  1,470,000  1,528,800
Tjiwi Kimia International Finance Co.
13 1/4%, 8/1/01  Ba3  21,190,000  23,150,075
  55,588,050
TOTAL BASIC INDUSTRIES   106,670,825
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.5%
UDC Homes exchangeable
11 3/4%, 4/30/03 (b)  B2  5,210,000  4,272,200
Walter Industries, Inc. 12.19%, 3/15/00  -  2,088,000  2,119,320
  6,391,520
REAL ESTATE - 0.2%
Littlefield Co. 10%, 12/31/95 (e)  -  3,300,000  2,990,295
TOTAL CONSTRUCTION & REAL ESTATE   9,381,815
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Harvard Industries, Inc.:
 12%, 7/15/04  B3  4,670,000  4,903,500
 11 1/8%, 8/1/05 (f)  B3  5,400,000  5,481,000
Venture Holdings Trust 9 3/4%, 4/1/04  B3  6,150,000  5,319,750
  15,704,250
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.2%
Forstmann Textiles, Inc. 14 3/4%, 4/15/99 (b)  Ca $ 720,000 $ 216,000
Hat Brands, Inc.:
 Series B, 12 5/8%, 9/15/02  -  710,000  745,500
 Series D, 12 5/8%, 9/15/02  -  820,000  861,000
Leslie Fay Companies (b)(e):
 9.53%, 1/15/00  -  450,880  270,528
 10.54%, 1/15/02  -  407,569  203,784
  2,296,812
TOTAL DURABLES   18,001,062
ENERGY - 6.2%
OIL & GAS - 6.2%
Chesapeake Energy Corp. 10 1/2%, 6/1/02  B1  450,000  454,500
Flores & Rucks, Inc. 13 1/2%, 12/1/04  B3  13,900,000  15,568,000
Mesa Capital Corp. secured 12 3/4%, 6/30/98  Caa  16,300,000  14,670,000
Plains Resources, Inc. 12%, 8/15/99  B3  5,373,000  5,547,623
Transamerican Refining Corp. 16 1/2%,
2/15/02 (i)  Caa  34,630,000  36,361,500
Transtexas Gas Corp. 11 1/2%, 6/15/02  B2  9,900,000  10,320,750
United Meridian Corp. 10 3/8%, 10/15/05  B2  1,490,000  1,516,075
TOTAL ENERGY   84,438,448
FINANCE - 2.4%
CREDIT & OTHER FINANCE - 0.2%
Tembec Finance Corp. yankee 9 7/8%, 9/30/05  B1  2,530,000  2,466,750
INSURANCE - 0.8%
American Financial Corp. 9 3/4%, 4/20/04  Ba3  2,210,000  2,226,575
American Financial Corp. (Ohio) 9 3/4%, 4/20/04  Ba3  8,580,000  8,644,350
  10,870,925
SAVINGS & LOANS - 0.6%
First Nationwide Holdings, Inc. 12 1/4%, 5/15/01  Ba3  6,850,000  7,637,750
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.8%
Alliance Entertainment Corp.
11 1/4%, 7/15/05 (f)  B3 $ 11,490,000 $ 11,432,550
ECM Corp. extendible 14%, 6/1/02 (f)  -  171,059  188,165
  11,620,715
TOTAL FINANCE   32,596,140
HEALTH - 0.8%
MEDICAL FACILITIES MANAGEMENT - 0.8%
Tenet Healthcare Corp. 8 5/8%, 12/1/03  Ba2  11,180,000  11,487,450
INDUSTRIAL MACHINERY & EQUIPMENT - 3.8%
ELECTRICAL EQUIPMENT - 0.6%
PanAmSat LP/PanAmSat Capital Corp.:
secured 9 3/4%, 8/1/00  Ba3  2,400,000  2,520,000
 0%, 8/1/03 (g)  B3  6,520,000  5,183,400
  7,703,400
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Calmar, Inc.11 1/2%, 8/15/05 (f)  B3  8,250,000  8,476,875
MVE, Inc. 12 1/2%, 2/15/02  B3  8,240,000  8,446,000
Specialty Equipment Cos., Inc. 11 3/8%, 12/1/03  B3  7,050,000  7,261,500
Thermadyne Holdings Corp.:
10 1/4%, 5/1/02  B3  565,000  562,175
 10 3/4%, 11/1/03  Caa  1,938,000  1,918,620
UCAR Global Enterprises, Inc. 12%, 1/15/05  B2  7,025,000  7,903,125
  34,568,295
POLLUTION CONTROL - 0.7%
Envirosource, Inc. 9 3/4%, 6/15/03  B3  10,500,000  9,240,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   51,511,695
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - 13.8%
BROADCASTING - 8.6%
Allbritton Communications Co. 11 1/2%, 8/15/04  B3 $ 4,690,000 $ 4,924,500
Bell Cablemedia PLC 0%, 9/15/05 (f)(g)  B2  27,400,000  16,440,000
CAI Wireless System, Inc. 12 1/4%, 9/15/02  B3  6,600,000  6,996,000
Chancellor Broadcasting 12 1/2%, 10/1/04  B3  5,730,000  6,016,500
Citicasters, Inc. 9 3/4%, 2/15/04  B-  8,125,000  8,165,625
Cooke Media Group, Inc. 11 5/8%, 4/1/99  -  4,575,000  4,346,250
Diamond Cable Communications PLC 0%,
9/30/04 (g)  B3  24,440,000  16,619,200
PTI Holdings, Inc. 7%, 12/17/02  -  1,774,755  1,082,601
Peoples Choice TV Corp. Unit 0%,
6/1/04 (g)  Caa  15,310,000  8,535,325
Robin Media Group, Inc. 11 1/8%, 4/1/97  -  12,270,000  12,607,425
SCI Television, Inc. secured 11%, 6/30/05  B2  4,390,000  4,647,913
Telemundo Group, Inc. 10 1/4%, 12/30/01  -  500,000  485,000
Telewest PLC 0%, 10/1/07 (g)  B1  17,280,000  10,087,200
Univision Network Holding LP 7%, 12/17/02  -  12,135,225  7,341,811
Viacom, Inc. 8%, 7/7/06  B1  9,350,000  9,256,500
  117,551,850
LEISURE DURABLES & TOYS - 0.1%
ICON Health And Fitness, Inc. 13%, 7/15/02  B3  1,460,000  1,562,200
LODGING & GAMING - 4.2%
Grand Casino Resorts, Inc. 12 1/2%, 2/1/00  Ba3  2,720,000  3,046,400
Mohegan Tribal Gaming Authority
13 1/2%, 11/15/02 (f)  -  14,370,000  15,052,575
Players International, Inc. 10 7/8%, 4/15/05  Ba3  24,870,000  23,626,500
President Riverboat Casinos 13%, 9/15/01  B  9,710,000  8,641,900
Stratosphere Corp. 14 1/4%, 5/15/02  B2  6,620,000  7,066,850
  57,434,225
RESTAURANTS - 0.9%
SC International Services, Inc. 13%, 10/1/05  B3  11,740,000  12,062,850
TOTAL MEDIA & LEISURE   188,611,125
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 7.6%
AGRICULTURE - 0.5%
Hines Horticulture, Inc. 11 3/4%,
10/15/05 (f)  B3 $ 6,420,000 $ 6,564,450
FOODS - 1.3%
Chiquita Brands International, Inc.:
 11 1/2%, 6/1/01  B3  1,975,000  2,083,625
 9 5/8%, 1/15/04  B1  2,790,000  2,824,875
 9 1/8%, 3/1/04  B1  2,100,000  2,105,250
Specialty Foods Corp.:
 Series B, 11 1/8%, 10/1/02  B3  2,090,000  1,954,150
 11 1/4%, 8/15/03  Caa  10,040,000  8,433,600
  17,401,500
HOUSEHOLD PRODUCTS - 5.8%
McAndrews & Forbes Group, Inc.
12 1/4%, 7/1/96  -  10,850,000  10,904,250
RBX Corp. 11 1/4%, 10/15/05 (f)  B3  2,770,000  2,770,000
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  16,820,000  17,282,550
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  65,167,000  48,547,065
  79,503,865
TOTAL NONDURABLES   103,469,815
RETAIL & WHOLESALE - 8.5%
APPAREL STORES - 0.2%
Apparel Retailers, Inc. 0%, 8/15/05 (g)  Caa  2,360,000  1,451,400
Lamonts Apparel, Inc. 10 1/4%, 11/1/99 (b)(f)  -  2,201,000  550,250
  2,001,650
DRUG STORES - 1.1%
Thrifty Payless, Inc. 12 1/4%, 4/15/04  B3  14,660,000  15,686,200
GROCERY STORES - 6.1%
Brunos, Inc. 10 1/2%, 8/1/05  B3  23,600,000  23,246,000
Food 4 Less Holdings, Inc. 0%, 7/15/05 (g)  Caa  12,120,000  5,575,200
Pathmark Stores, Inc. 9 5/8%, 5/1/03  B2  9,980,000  9,855,250
Purity Supreme, Inc. 11 3/4%, 8/1/99  B3  4,460,000  4,878,125
Ralph's Grocery Co. 11%, 6/15/05  B3  14,690,000  14,304,383
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - CONTINUED
Star Markets, Inc. 13%, 11/1/04  B3 $ 12,860,000 $ 12,860,000
TLC Beatrice International Holdings, Inc.
11 1/2%, 10/1/05  B1  12,640,000  12,355,600
  83,074,558
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Finlay Fine Jewelry Corp. 10 5/8%, 5/1/03  B1  8,570,000  8,441,450
Wickes Lumber Co. 11 5/8%, 12/15/03  B3  10,500,000  6,825,000
  15,266,450
TOTAL RETAIL & WHOLESALE   116,028,858
SERVICES - 6.5%
ADVERTISING - 0.7%
Outdoor Systems, Inc. 10 3/4%, 8/15/03  B2  10,400,000  9,984,000
LEASING & RENTAL - 3.9%
GPA:
 9 3/4%, 6/10/96 (f)  Caa  2,250,000  2,244,375
 9 3/4%, 7/22/96  Caa  500,000  498,750
 8.28%, 2/13/97 (f)  -  1,400,000  1,335,250
 8.48%, 2/21/97 (f)  B1  2,250,000  2,143,125
 8.58%, 2/21/97  -  250,000  238,438
 9.12%, 2/24/99  -  750,000  650,625
 9%, 8/16/99  -  3,250,000  2,746,250
GPA Delaware, Inc.:
 8 1/2%, 3/3/97  -  6,800,000  6,477,000
 8 3/4%, 12/15/98  Caa  24,310,000  21,757,450
 8 5/8%, 1/15/99  -  3,200,000  2,784,000
GPA Holland 8.94%, 2/16/99  -  4,500,000  3,903,750
GPA Leasing USA I, Inc. 9 1/8%, 9/02/96   B3  3,364,879  3,293,375
GPA Leasing USA Sub. I, Inc. 9 1/8%,
12/02/96   B3  2,734,490  2,661,452
Scotsman Holdings, Inc. pay-in-kind
11%, 3/1/04  -  2,594,320  2,183,561
  52,917,401
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
SERVICES - CONTINUED
PRINTING - 0.8%
Big Flower Press:
 10 3/4%, 8/1/03  B3 $ 3,140,000 $ 3,297,000
 10 3/4%, 8/1/03, Class A  B3  3,450,000  3,622,500
 10 3/4%, 8/1/03, Class B  B3  1,000,000  1,050,000
Herff Jones, Inc. 11%, 8/15/05 (f)  B2  3,600,000  3,726,000
  11,695,500
SERVICES - 1.1%
Acetex Corp. 9 3/4%, 10/1/03 (f)  B1  14,340,000  14,734,350
TOTAL SERVICES   89,331,251
TECHNOLOGY - 2.0%
COMMUNICATIONS EQUIPMENT - 1.5%
Echostar Communications Corp. Unit 0%,
6/1/04 (g)  Caa  32,520,000  20,812,800
COMPUTER SERVICES & SOFTWARE - 0.2%
Computervision Corp. 11 3/8%, 8/15/99  B3  2,700,000  2,821,500
ELECTRONICS - 0.3%
Berg Electronics, Inc. 11 3/8%, 5/1/03  B3  3,960,000  4,435,200
TOTAL TECHNOLOGY   28,069,500
TRANSPORTATION - 2.3%
AIR TRANSPORTATION - 2.3%
Continental Airlines, Inc. 2nd priority secured
equipment certificate 11%, 3/15/00 (b)  Caa  190,000  -
NWA, Inc. 8 5/8%, 8/1/96  B2  2,460,000  2,460,000
Trans World Airlines, Inc. 12%, 11/3/98  -  370,000  317,634
US Air, Inc.:
 9 5/8%, 2/1/01  B3  7,720,000  6,870,800
 10%, 7/1/03  B3  21,190,000  18,700,175
 9 5/8%, 9/1/03  B1  3,140,000  3,030,100
TOTAL TRANSPORTATION   31,378,709
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - 8.6%
CELLULAR - 5.0%
Cencall Communications Corp. 0%,
1/15/04 (g)  Caa $ 18,420,000 $ 9,624,450
Comcast Cellular Corp.:
 0%, 3/5/00  B2  12,330,000  9,370,800
 Series B, 0%, 3/5/00  B2  14,970,000  11,377,200
Dial Call Communications, Inc.:
 0%, 4/15/04 (g)  Caa  9,050,000  4,592,875
 0%, 12/15/05 (g)  Caa  3,560,000  1,699,900
International Cabletel, Inc., Series A, 0%,
4/15/05 (g)  -  6,480,000  3,888,000
Mobilmedia Communications, Inc. 0%,
12/1/03 (g)  B3  2,490,000  1,879,950
Nextel Communications, Inc. 0%, 9/1/03 (g)  B3  7,810,000  4,549,325
Paging Network, Inc. 10 1/8%, 8/1/07  B2  19,520,000  20,788,800
USA Mobile Communications, Inc. II
9 1/2%, 2/1/04  B3  260,000  248,950
  68,020,250
ELECTRIC UTILITY - 0.8%
Del Norte Funding Corp. secured leasing oblig.
11 1/4%, 1/2/14 (b)  Ca  8,460,000  5,372,100
El Paso Funding Corp. lease oblig. (b):
 9 3/8%, 10/1/96  Ca  1,800,000  1,138,500
 9.20%, 7/2/97  Ca  930,000  590,550
 10 3/4%, 4/1/13  Ca  5,560,000  3,516,700
  10,617,850
GAS - 2.2%
Columbia Gas Systems, Inc. (b):
 8 3/4%, 12/25/95  B3  500,000  710,000
 9 1/8%, 5/1/96  B3  400,000  566,000
 9%, 8/1/96  B3  4,030,000  5,813,275
 10 1/8%, 11/1/96  B3  180,000  259,200
 7 1/2%, 6/1/97  B3  1,350,000  1,822,500
 7 1/2%, 10/1/97  B3  1,650,000  2,252,250
 9.30%, 9/02/99  Caa  190,000  279,300
 9.07%, 1/12/00  -  750,000  1,091,250
 9 1/4%, 9/30/04  Caa  500,000  730,000
 10 1/4%, 8/1/11  B3  2,980,000  4,574,300
 10 1/2%, 6/1/12  B3  6,460,000  9,690,000
 10.15%, 11/1/13  B3  1,581,000  2,355,690
  30,143,765
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.6%
Call-Net Enterprises, Inc. yankee 0%,
12/1/04 (g)  B2 $ 3,160,000 $ 2,219,900
Peoples Tele Co. 12 1/4%, 7/15/02  B2  6,400,000  6,144,000
  8,363,900
TOTAL UTILITIES   117,145,765
TOTAL NONCONVERTIBLE BONDS   995,380,933
TOTAL CORPORATE BONDS
(Cost $957,314,212)   996,528,782
COMMERCIAL MORTGAGE SECURITIES - 2.4%
Bardell Associates Note Trust
12 1/2%, 11/1/08 (e)  -  1,919,345  1,950,370
CBA Mortgage Corp. commercial Series 1993-C1
Class E, 7.1541%, 12/25/03 (f)(i)  Ba2  3,000,000  2,599,219
Resolution Trust Corp.:
 commercial:
  Series 1994-N2 Class 5-A,
  10 5/8%, 12/15/04 (f)(h)  B2  3,400,000  3,434,000
  Series 1994-C2 Class G, 8%, 4/25/25  B  4,346,272  3,585,675
  Series 1994-C1 Class E, 8%, 6/25/26  BB  9,990,755  8,648,247
 sequential pay Series 1994-C1 Class F,
 8%, 6/25/26  B  1,144,213  935,394
SKW Real Estate LP commercial Series II Class E,
11%, 4/15/05 (f)  B  5,960,000  5,989,800
SML Inc. commercial Series 1994-C1 Class C,
9.28%, 9/18/99 (e)  -  2,950,000  1,947,000
Structured Asset Securities Corp.
commercial Series 1995-C1 Class E,
 7 3/8%, 9/25/24 (f)  BB  4,000,000  2,988,750
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $30,388,961)   32,078,455
COMMON STOCKS - 1.8%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Atlantis Group, Inc. (Trivest/Winston) (a)(e)  8,825 $ 57,363
Nu-West Industries, Inc. Class A (rights) (a)(e)  36,540  4,750,200
Trivest 1992 Special Fund LP  3.0 (d)  743,333
  5,550,896
PACKAGING & CONTAINERS - 0.0%
Crown Packaging Holdings Ltd. (warrants) (a)  2,010  38,190
PAPER & FOREST PRODUCTS - 0.0%
Mail-Well Holdings, Inc. (a)(f)  11,000  363,000
TOTAL BASIC INDUSTRIES   5,952,086
CONSTRUCTION & REAL ESTATE - 0.5%
CONSTRUCTION - 0.5%
Capital Pacific Holdings, Inc. (warrants) (a)(f)  24,095  18,071
NVR, Inc. (a)  368,706  3,687,060
NVR, Inc. (warrants) (a)  30,857  69,428
Walter Industries, Inc. (a)  173,498  2,363,910
TOTAL CONSTRUCTION & REAL ESTATE   6,138,469
DURABLES - 0.0%
HOME FURNISHINGS - 0.0%
PolyVision Corp. (a)  1,952  4,758
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  7,229  79,516
HM/Hat Brands Trust Class I Units (a)(e)  410,000  410,000
  489,516
TOTAL DURABLES   494,274
FINANCE - 0.0%
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (a)(f)  900  90,000
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
MVE, Inc. (warrants) (a)  13,060  261,200
XRC Corp. (a)  84,961  21,240
TOTAL HEALTH   282,440
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HOLDING COMPANIES - 0.5%
SDW Holdings Corp. (warrants) (a)  190,970 $ 1,145,820
SDW Holdings Corp. Unit (a)(f)  18,280  5,484,000
TOTAL HOLDING COMPANIES   6,629,820
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. Class A (warrants) (a)  31,141  97,316
Telex Communications Group (warrants) (a)(e)  160  10,400
  107,716
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Terex Corp. (rights) (a)(e)  8,130  1,016
Thermadyne Holdings Corp. (a)  14,085  244,727
  245,743
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   353,459
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc., Series I (warrants) (a)(f)  1,460  43,800
LODGING & GAMING - 0.0%
Bally's Grand, Inc. (warrants) (a)  1,743  12,855
Sun International Hotels Ltd. (a)  14,076  422,280
Sun International Hotels Ltd. Class B (a)  2,954  90,836
  525,971
TOTAL MEDIA & LEISURE   569,771
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. (a)  35,870  1,122
Lamonts Apparel, Inc. (warrants) (a)  66,214  -
  1,122
DRUG STORES - 0.0%
Thrifty Payless Holdings, Inc. Class C (a)  92,150  368,600
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 0.2%
Carson Pirie Scott & Co. (a)   147,331 $ 2,486,211
Federated Department Stores, Inc. (a)  8,383  212,719
  2,698,930
GROCERY STORES - 0.0%
FF Holdings Corp. (a)(e)  2,600  5,200
Grand Union Capital Corp. Class B (a)  452  -
  5,200
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Finlay Enterprises, Inc. (a)  2,533  34,196
TOTAL RETAIL & WHOLESALE   3,108,048
SERVICES - 0.0%
LEASING & RENTAL - 0.0%
Scotsman Holdings, Inc. (a)  18,059  236,212
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Laboratories, Inc. (a)  7,866  130,772
ELECTRONICS - 0.0%
Berg Electronics Holdings Corp. (a)(f)  25,680  154,080
TOTAL TECHNOLOGY   284,852
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
CHC Helicopter Corp. (warrants) (a)  5,520  -
UTILITIES - 0.1%
CELLULAR - 0.1%
Cellular Communications International, Inc. (a)   20,000  695,000
Dial Page, Inc. (warrants) (a)   5,494  9,615
  704,615
GAS - 0.0%
UGI Corp. (warrants) (a)  34,867  5,230
TOTAL UTILITIES   709,845
TOTAL COMMON STOCKS
(Cost $20,736,505)   24,849,276
PREFERRED STOCKS - 9.2%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Prime Retail, Inc., Series B, 2 1/8%  160,000 $ 3,060,000
NONDURABLES - 0.3%
TOBACCO - 0.3%
RJR Nabisco Holdings Corp. depositary shares
representing 1/10 Series C pfd  684,900  4,280,625
RETAIL & WHOLESALE - 0.1%
GROCERY STORES - 0.1%
Supermarkets General Holdings Corp. exchangeable
pay-in-kind $3.52 (a)  33,480  954,180
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. cumulative 8%  1,039  46,755
TOTAL CONVERTIBLE PREFERRED STOCKS   8,341,560
NONCONVERTIBLE PREFERRED STOCKS - 8.6%
BASIC INDUSTRIES - 0.7%
CHEMICALS & PLASTICS - 0.2%
Nu-West Industries, Inc. Class A $11 (a)  20,000  3,140,000
PAPER & FOREST PRODUCTS - 0.5%
SD Warren Co. exchangeable pay-in-kind  190,970  6,111,040
TOTAL BASIC INDUSTRIES   9,251,040
ENERGY - 0.5%
OIL & GAS - 0.5%
Gulf Canada Resources Ltd., Series 1, adj. rate  2,229,785  6,302,107
Gulf Canada Resources Ltd. (e)  33,881  93,173
TOTAL ENERGY   6,395,280
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 1.7%
SAVINGS & LOANS - 1.7%
First Nationwide Bank 11 1/2%  40,140 $ 4,575,960
Greater New York Savings Bank, Series B, 12%  669,994  19,094,829
TOTAL FINANCE   23,670,789
INDUSTRIAL MACHINERY & EQUIPMENT --0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. 8% (a)(e)  584  360,988
MEDIA & LEISURE - 4.6%
BROADCASTING - 4.6%
Cablevision System Corp., Series G, exchangeable
pay-in-kind (a)(f)  110,860  11,446,295
PanAmSat Corp. exchangeable pay-in-kind 12 3/4%  46,995  51,107,063
TOTAL MEDIA & LEISURE   62,553,358
NONDURABLES - 0.2%
HOUSEHOLD PRODUCTS - 0.2%
Revlon Group, Inc., Series B, exchangeable $14.875 22,933 2,362,099 TECHNOLOGY - 0.9%
ELECTRONICS - 0.9%
Berg Electronics Holding Corp., Series E,
pay-in-kind $3.4687  462,259  12,943,252
TOTAL NONCONVERTIBLE PREFERRED STOCKS   117,536,806
TOTAL PREFERRED STOCKS
(Cost $119,620,258)   125,878,366
PURCHASED BANK DEBT - 2.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
El Paso Electric Co.:
 secured (j)   $ 920,000 $ 938,400
 secured loan RGRT facility (b)    1,085,299  1,107,005
 unsecured term loan (b)    730,278  452,773
GPA Group PLC:
 alternative credit facility    10,318,477  9,828,350
 commercial credit facility    11,868,323  11,274,907
 deferred amortization facility    1,469,115  1,395,659
 deferred amortization facility/
 alternative credit facility    484,059  461,066
 term loan    1,860,000  1,515,900
Leslie Fay Companies, Inc. (b):
 revolving loan    457,237  274,343
 term loan    518,400  311,040
TOTAL PURCHASED BANK DEBT
(Cost $29,381,484)   27,559,443
REPURCHASE AGREEMENTS - 11.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 159,926,117  159,900,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,317,341,420)  $ 1,366,794,322
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Represents number of units held.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Ampex Corp. 8%  2/16/95 $ 306,600
Atlantis Group, Inc.
 (Trivest/Winston)  4/6/93 $ 10,328
Bardell Associates
 Note Trust 12 1/2%,
 11/1/08  4/19/94 $ 1,951,269
 ACQUISITION ACQUISITION
SECURITY DATE COST
FF Holdings Corp.  10/2/92
  to 1/14/94 $ 10,412
Gulf Canada
 Resources Ltd.  10/15/93 $ 85,118
HM/Hat Brands Trust
 Class I Units  2/22/94 $ 410,000
Hat Brands, Inc.
 (warrants)  9/2/92
  to 2/23/94  -
Leslie Fay Companies, Inc.:
 9.53%, 1/15/00 7/19/93 $ 341,542
 10.54%, 1/15/02 7/19/93
  to 11/11/93 $ 270,069
Littlefield Co. 10%,
 12/31/95  2/28/94 $ 3,300,000
Nu-West Industries, Inc.
 Class A (rights)  2/17/94 $ 3,178,980
SML, Inc. commercial
 Series 1994-C1 Class C,
 9.28%, 9/18/99  8/11/94 $ 1,918,238
Telex Communications
 Group (warrants)  4/15/92 $ 3,200
Terex Corp. (rights)  7/29/92 $ -
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $134,454,980 or 9.9% of net assets.
7. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
9. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
10. Issuer filed for protection under the Federal Bankruptcy Code, but is currently paying interest under court stipulation.
OTHER INFORMATION
The composition of long-term debt holdings
as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB  0.0%
Ba 6.2% BB  11.0%
B 49.1% B  42.9%
Caa 10.2% CCC  7.8%
Ca, C 0.8% CC, C  0.0%
  D  2.5%
The percentage not rated by either S&P or Moody's amounted to 8.7%. FMR has determined that unrated debt securities that are lower quality account for 8.7% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  88.8%
Ireland  3.9
United Kingdom  3.2
Canada  2.4
Indonesia  1.7
TOTAL  100.0%
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of invest- ment securities for income tax purposes was $1,317,342,674. Net unrealized appreciation aggregated $49,451,648, of which $66,654,038 related to appreciated investment securities and $17,202,390 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $5,281,000 all of which will expire on October 31, 2002. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                    $ 1,366,794,322
agreements of $159,900,000) (cost $1,317,341,420) -
See accompanying schedule

Cash                                                                         13,242,263

Receivable for investments sold                                              8,453,190

Dividends receivable                                                         635,189

Interest receivable                                                          21,165,135

Prepaid expenses                                                             11,810

 TOTAL ASSETS                                                                1,410,301,909

LIABILITIES

Payable for investments purchased                            $ 50,569,482

Distributions payable                                         1,863,806

Accrued management fee                                        647,045

Distribution fees payable                                     360,154

Other payables and accrued expenses                           509,553

 TOTAL LIABILITIES                                                           53,950,040

NET ASSETS                                                                  $ 1,356,351,869

Net Assets consist of:

Paid in capital                                                             $ 1,301,709,045

Undistributed net investment income                                          11,252,002

Accumulated undistributed net realized gain (loss) on                        (6,111,557)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                    49,502,379
and assets and liabilities in foreign currencies

NET ASSETS                                                                  $ 1,356,351,869

CALCULATION OF MAXIMUM OFFERING PRICE                                        $11.91
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($1,200,495,171 (divided by) 100,807,245 shares)

Maximum offering price per share (100/95.25 of $11.91)                       $12.50

CLASS B:                                                                     $11.89
NET ASSET VALUE, offering price per share
 ($155,730,386 (divided by) 13,103,029 shares) A

INSTITUTIONAL CLASS:                                                         $11.76
NET ASSET VALUE, offering price and redemption price per
 share ($126,312 (divided by) 10,744 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                        $ 7,315,093
Dividends

Interest                                                                  83,897,889

 TOTAL INCOME                                                             91,212,982

EXPENSES

Management fee                                             $ 5,796,415

Transfer agent fees                                         1,956,542
Class A

 Class B                                                    167,380

 Institutional Class                                        1,603

Distribution fees                                           2,219,580
Class A

 Class B                                                    716,908

Accounting fees and expenses                                296,724

Non-interested trustees' compensation                       7,450

Custodian fees and expenses                                 28,518

Registration fees                                           249,536
Class A

 Class B                                                    84,807

 Institutional Class                                        2,466

Audit                                                       53,120

Legal                                                       21,148

Interest                                                    2,684

Reports to shareholders                                     40,223

Miscellaneous                                               2,110

 Total expenses before reductions                           11,647,214

 Expense reductions                                         (10,818)      11,636,396

NET INVESTMENT INCOME                                                     79,576,586

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      7,703,114

 Foreign currency transactions                              1,348         7,704,462

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      54,256,174

 Assets and liabilities in foreign currencies               4,509         54,260,683

NET GAIN (LOSS)                                                           61,965,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 141,541,731
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED        YEAR ENDED
                                                          OCTOBER 31,       OCTOBER 31,
                                                          1995              1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 79,576,586      $ 42,383,788
Net investment income

 Net realized gain (loss)                                  7,704,462         (7,075,135)

 Change in net unrealized appreciation (depreciation)      54,260,683        (21,974,620)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           141,541,731       13,334,033
FROM OPERATIONS

Distributions to shareholders                              (70,801,335)      (43,822,276)
From net investment income
 Class A

  Class B                                                  (5,022,720)       (137,043)

  Institutional Class                                      (205,146)         -

 From net realized gain - Class A                          -                 (10,720,885)

 TOTAL DISTRIBUTIONS                                       (76,029,201)      (54,680,204)

Share transactions - net increase (decrease)               594,257,658       252,369,016

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  659,770,188       211,022,845

NET ASSETS

 Beginning of period                                       696,581,681       485,558,836

 End of period (including undistributed net investment    $ 1,356,351,869   $ 696,581,681
income of $11,252,002 and $3,789,207,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                  YEAR ENDED OCTOBER 31,

                                  1995                     1994 C      1993        1992        1991

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 11.220                 $ 12.010    $ 11.070    $ 10.120    $ 8.150
of period

Income from Investment
Operations

 Net investment income             .930 E                   .848        .980        1.146       1.115

 Net realized and unrealized       .680                     (.537)      1.153       .975        1.948
 gain (loss)

 Total from investment             1.610                    .311        2.133       2.121       3.063
 operations

Less Distributions

 From net investment income        (.920)                   (.851)      (.963)      (1.171)     (1.093)

 From net realized gain            -                        (.250)      (.230)      -           -

 Total distributions               (.920)                   (1.101)     (1.193)     (1.171)     (1.093)

Net asset value, end of period    $ 11.910                 $ 11.220    $ 12.010    $ 11.070    $ 10.120

TOTAL RETURN A, B                  15.05%                   2.64%       20.47%      21.96%      39.67%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 1,200,495              $ 679,623   $ 485,559   $ 136,316   $ 38,681
(000 omitted)

Ratio of expenses to average       1.15%                    1.20%       1.11%       1.10%       1.10%
net assets                                                                         D           D

Ratio of net investment income     8.32%                    6.92%       8.09%       9.95%       12.20%
to average net assets

Portfolio turnover                 112%                     118%        79%         100%        103%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED OCTOBER 31,

      1995                      1994 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 11.210    $ 11.300

Income from Investment Operations

 Net investment income                                   .794 D      .223

 Net realized and unrealized gain (loss)                 .721        (.118)

 Total from investment operations                        1.515       .105

Less Distributions

 From net investment income                              (.835)      (.195)

Net asset value, end of period                          $ 11.890    $ 11.210

TOTAL RETURN B                                           14.12%      .93%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 155,730   $ 16,959

Ratio of expenses to average net assets                  2.01%       2.20%
                                                                    A

Ratio of net investment income to average net assets     7.46%       5.92%
                                                                    A

Portfolio turnover                                       112%        118%

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1994.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      YEAR  ENDED
      OCTOBER 31,
      1995 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 11.560

Income from Investment Operations

 Net investment income                                   .390 D

 Net realized and unrealized gain (loss)                 .193

 Total from investment operations                        .583

Less Distributions

 From net investment income                              (.383)

Net asset value, end of period                          $ 11.760

TOTAL RETURN B                                           5.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 126

Ratio of expenses to average net assets                  .70% A

Ratio of net investment income to average net assets     8.77% A

Portfolio turnover                                       112%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor High Yield Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $13,129,833 or
 .97% of net assets.
2. OPERATING POLICIES - CONTINUED
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $27,559,443 or 2.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,474,628,446 and $971,120,595, respectively, of which U.S. government and government agency obligations aggregated $13,024,838 and $583,262, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .60% of average net assets. DISTRIBUTION AND SERVICE PLAN.
In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan and Class B Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. For the period, the fund paid FDC $2,219,580 and $716,908 under the Class A Plan and Class B Plan, respectively, of which $2,185,795 and $179,328 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $8,787,240 on sales of Class A shares of the fund, of which $7,458,410 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $75,583 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Class B and Institutional Class shares. During the period November 1, 1994 to December 31, 1994, the Transfer Agents received fees based on the type, size, number of accounts and the number of transactions made by shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,958 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive
5. BANK BORROWINGS -
CONTINUED
arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,004,000. The weighted average interest rate was 6.44%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,818 under this arrangement.
7. SHARE TRANSACTIONS.
Share transactions for the three classes were as follows:
  SHARES DOLLARS
 YEAR ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A 1994 B  1995 A 1994 B
CLASS A
Shares sold  72,296,680  51,111,011 $ 827,485,219 $ 591,939,008
Reinvestment of distributions  4,457,097  3,136,354  51,022,509  36,406,934
Shares redeemed  (36,544,460)  (34,071,719)  (417,458,680)  (392,991,729)
Net increase (decrease)  40,209,317  20,175,646 $ 461,049,048 $ 235,354,213
CLASS B
Shares sold  12,362,241  2,044,546 $ 142,069,706 $ 22,993,859
Reinvestment of distributions  307,892  7,632  3,566,698  85,963
Shares redeemed  (1,079,462)  (539,820)  (12,397,200)  (6,065,019)
Net increase (decrease)  11,590,671  1,512,358 $ 133,239,204 $ 17,014,803
INSTITUTIONAL CLASS
Shares sold  1,184,886  - $ 13,857,675 $ -
Reinvestment of distributions  16,851  -  198,685  -
Shares redeemed  (1,190,993)  -  (14,086,954)  -
Net increase (decrease)  10,744  - $ (30,594) $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
B SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1994.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Advisor Series II and the Shareholders of Advisor High Yield Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor High Yield Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class ). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor High Yield Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders.
The fund will notify shareholders in January 1996 of the applicable percentage for use in preparing 1995 income tax returns.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Robert A. Lawrence, Vice President
Margaret L. Eagle, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
Boston, MA - Class A
Fidelity Investments Institutional
 Operations Company
Boston, MA - Class B
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

HIGH YIELD
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     28   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    34   Notes to the financial statements.

REPORT OF INDEPENDENT    40   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            41


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR HIGH YIELD FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   PAST 5    LIFE OF
                                           YEAR     YEARS     FUND

Advisor High Yield - Institutional Class   14.50%   141.19%   212.76%

Merrill Lynch High Yield Master Index      17.17%   120.20%   n/a

Average High Current Yield Fund            12.73%   113.44%   n/a

Consumer Price Index                       2.81%    15.13%    39.10%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Merrill Lynch High Yield Master Index - a broad gauge of the high yield bond market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average high current yield fund, which reflects the performance of 112 high current yield funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any. Comparing Institutional Class' performance to the consumer price index (CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Advisor High Yield - Institutional Class   14.50%   19.25%   13.79%

Merrill Lynch High Yield Master Index      17.17%   17.10%   n/a

Average High Current Yield Fund            12.73%   16.27%   n/a

Consumer Price Index                       2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                    Fidelity Advisor HiHigh Yield Master (J0A0)(ML
           01/31/87           10000.00          10000.00
           02/28/87           10189.32          10165.09
           03/31/87           10292.55          10277.49
           04/30/87           10076.65          10053.36
           05/31/87            9968.41          10008.06
           06/30/87           10127.13          10146.40
           07/31/87           10161.84          10201.61
           08/31/87           10262.59          10303.83
           09/30/87            9889.59          10066.76
           10/31/87            9475.07           9797.80
           11/30/87            9820.48          10045.57
           12/31/87            9996.37          10178.96
           01/31/88           10519.88          10457.50
           02/29/88           10857.22          10741.26
           03/31/88           10786.77          10723.50
           04/30/88           10755.99          10754.47
           05/31/88           10790.85          10810.60
           06/30/88           11217.99          11017.30
           07/31/88           11379.84          11133.72
           08/31/88           11324.25          11170.30
           09/30/88           11444.14          11282.89
           10/31/88           11573.29          11458.68
           11/30/88           11607.34          11501.61
           12/31/88           11720.23          11550.28
           01/31/89           12037.57          11723.49
           02/28/89           12121.70          11802.27
           03/31/89           12003.44          11791.77
           04/30/89           11870.42          11826.57
           05/31/89           12170.33          12044.30
           06/30/89           12604.78          12214.94
           07/31/89           12673.61          12272.78
           08/31/89           12801.79          12333.41
           09/30/89           12426.10          12215.99
           10/31/89           11959.54          12022.77
           11/30/89           11994.42          12049.71
           12/31/89           12146.28          12038.82
           01/31/90           11970.06          11803.53
           02/28/90           11906.52          11631.63
           03/31/90           12116.25          11788.87
           04/30/90           12261.93          11848.76
           05/31/90           12673.76          12062.79
           06/30/90           13035.49          12296.49
           07/31/90           13338.77          12556.35
           08/31/90           13011.32          12075.66
           09/30/90           12682.37          11550.48
           10/31/90           12387.15          11256.55
           11/30/90           12773.90          11351.90
           12/31/90           13033.09          11515.48
           01/31/91           13332.94          11678.26
           02/28/91           14098.07          12545.05
           03/31/91           14626.96          13084.44
           04/30/91           15072.36          13550.40
           05/31/91           15232.90          13616.56
           06/30/91           15641.87          13890.48
           07/31/91           16206.93          14223.31
           08/31/91           16417.30          14522.26
           09/30/91           16638.98          14707.23
           10/31/91           17301.59          15144.26
           11/30/91           17501.32          15319.19
           12/31/91           17587.44          15497.16
           01/31/92           18393.64          16038.99
           02/29/92           19155.05          16437.32
           03/31/92           19698.02          16666.67
           04/30/92           19877.27          16787.98
           05/31/92           20094.15          17055.75
           06/30/92           20397.46          17267.67
           07/31/92           20765.23          17617.53
           08/31/92           21149.19          17850.77
           09/30/92           21375.70          18054.16
           10/31/92           21101.09          17826.14
           11/30/92           21331.65          18078.60
           12/31/92           21648.30          18311.38
           01/31/93           22226.95          18762.27
           02/28/93           22713.82          19117.42
           03/31/93           23240.86          19448.86
           04/30/93           23373.23          19588.46
           05/31/93           23691.11          19852.14
           06/30/93           24269.24          20225.12
           07/31/93           24587.88          20442.51
           08/31/93           24779.37          20637.39
           09/30/93           24826.58          20739.21
           10/31/93           25419.94          21129.89
           11/30/93           25604.12          21245.45
           12/31/93           26075.26          21457.89
           01/31/94           26824.48          21928.14
           02/28/94           26714.32          21770.44
           03/31/94           25899.91          21061.01
           04/30/94           25611.40          20814.89
           05/31/94           25770.39          20740.73
           06/30/94           25722.85          20817.07
           07/31/94           25779.22          20963.41
           08/31/94           25940.53          21109.02
           09/30/94           26052.18          21101.03
           10/31/94           25963.36          21154.65
           11/30/94           25553.77          20974.70
           12/31/94           25524.52          21208.01
           01/31/95           25727.89          21507.68
           02/28/95           26540.46          22178.75
           03/31/95           26763.09          22487.40
           04/30/95           27586.86          23013.91
           05/31/95           28211.78          23732.92
           06/30/95           28133.95          23914.19
           07/31/95           28785.71          24187.58
           08/31/95           28957.03          24334.38
           09/30/95           29264.58          24612.79
           10/31/95           29630.23          24787.26

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor High Yield Fund - Institutional Class on January 31, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $29,876 - a 198.76% increase on your initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $24,787 - a 147.87% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED OCTOBER 31,

                              1995                      1994     1993     1992     1991

Dividend return               9.69%                     7.15%    9.66%    12.57%   15.50%

Capital appreciation return   -4.81%                    -4.51%   10.81%    9.39%   24.17%

Total return                  14.50%                    2.64%    20.47%   21.96%   39.67%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any.
DIVIDENDS AND YIELD
DIVIDENDS per share show the income paid by the class for a set period. A 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. Dividends and yield information will be reported once the Institutional Class has a longer operating history.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Three factors helped to fuel
strong total returns for high-yield
bond investors in the 12 months
ended October 31, 1995. First, a
declining interest rate environment
created a positive backdrop for
bond investors. Second, steady
economic growth and generally
favorable corporate earnings
produced optimism regarding the
overall credit quality of the
high-yield market. Third, demand
for high-yield bonds - sparked
by investors looking for the
additional yield offered by these
investments - has been quite
strong, while new supply during
most of the period was limited.
For the 12 months ended
October 31, the Salomon
Brothers Composite High-Yield
Index had a total return of
18.45%. High-yield issues
outpaced those in most other
U.S. bond markets. The Lehman
Brothers Aggregate Bond Index
- a broader measure of the
performance of taxable bonds in
the U.S. - returned 15.65%
during the period. A slowing
economy and reduced inflation
pressures attracted investors to
fixed-income securities -
sending market yields lower
during the period. The Federal
Reserve Board reinforced
investors' positive outlook by
lowering the fed funds rate - the
rate banks charge each other for
overnight loans - by 0.25% in
July to 5.75%. Although the
economy slowed, it continued to
grow moderately, helping
high-yield companies experience
cash-flow stability and growth.
An interview with Margaret Eagle, Portfolio Manager of Fidelity Advisor High Yield Fund
Q. MARGARET, HOW DID THE FUND DO?
A. Quite well. For the year ended October 31, 1995, Fidelity Advisor High Yield Fund - Institutional Class had a total return of 14.50%. That beat the average high current yield fund's return of 12.73% for the year ended October 31, 1995, as tracked by Lipper Analytical Services. The Merrill Lynch High Yield Master Index returned 17.17% for the year ended October 31, 1995.
Q. WHAT HELPED THE FUND OUTPERFORM THE AVERAGE?
A. Several holdings in particular. PanAmSat, a worldwide television broadcaster, did quite well, especially during the past six months. There's currently a large backlog of television programs wanting to be transmitted by PanAmSat and the backlog continues to grow. GPA, one of the world's largest leasing aircraft companies and one of the fund's largest investments at the end of the period, had a positive impact on the fund. Recently, GPA announced plans to securitize its aircraft and use the proceeds to pay its creditors. Also, supply and demand for narrow bodied airplanes has moved closer to equilibrium, reversing a long trend of oversupply. The fundamentals of the leasing industry continue to improve and I believe the prospects for achieving the company's recapitalization plan are quite good.
Q. WERE THERE OTHER HOLDINGS THAT HELPED THE FUND?
A. Revlon, at 3.6% of investments at the end of the period, has made tremendous progress since 1991. The company has posted a string of strong quarterly earnings, and has achieved the No. 2 position in the $2.3 billion cosmetics industry. Echostar, a satellite broadcasting service, was another winner over the past year. While the company has yet to launch its satellite, its bonds rose in value. Echostar is one of just three companies that have an orbital slot - an address in the sky, so to speak - which can eventually broadcast to the United States, Canada and Mexico. The bonds appreciated significantly over the summer when the value of orbital slots became more apparent.
Q. WHICH HOLDINGS DIDN'T PERFORM AS WELL AS YOU HAD HOPED?
A. Wickes Lumber was somewhat disappointing. I purchased Wickes because I thought that home builders - the company's primary customers - would start to enjoy more activity resulting from lower interest rates and lower lumber costs. But consumer debt is at a very high level, which kept a lid on new home building and rehab activity. And while lumber prices did fall as I expected, lower lumber prices actually translated into lower sales figures for the company.
Q. SIX MONTHS AGO YOU HAD BEGUN REDUCING THE FUND'S STAKE IN DISTRESSED - BANKRUPT - DEBT. DID YOU CONTINUE THAT STRATEGY DURING THE PAST SIX MONTHS?
A. It's more a case of not adding any new distressed debt to the fund. There are two reasons for that. First is a lack of supply. What caused all the attractive distressed opportunities over the past several years was a combination of a lot of over-leveraged companies and the recession that began in 1989. A lot of that debt has worked its way through the system and there isn't much of it left. Second, what I am currently seeing generally doesn't fit my investment parameters, although that could change if the supply of attractive situations changes.
Q. HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY LOOKING AHEAD?
A. I plan to emphasize more of the relatively higher-quality portions of the junk bond market, those rated B, just as I have over the past six months. In my view, that's where the risk/reward payoff is the best right now. As long as interest rates are low, inflation stays moderate and the stock market remains strong, I think the fund should continue to do well with that strategy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to provide a high level
of income and the potential
for capital gains by investing
primarily in high-yield bonds
START DATE: January 5, 1987
SIZE: as of October 31, 1995,
more than $1.3 billion
MANAGER: Margaret Eagle,
since 1987; joined Fidelity
in 1980
(checkmark)
MARGARET EAGLE'S OUTLOOK FOR
THE HIGH-YIELD MARKET IN 1996:
"In my view, the interest rate
environment could be fairly
be- nign for at least the first
half of 1996. I think the
Federal Reserve Board has
been pretty good at
orchestrating a "soft landing,"
in which economic growth is
slow, but steady, and inflation
remains low. Healthy,
non-inflationary economic
growth is a positive for the
high-yield market.
"In 1995, we've seen some
high-profile defaults in the
high-yield bond sector,
particularly with the retailers.
While I don't expect the rate
of defaults to increase
dramatically, I believe it could
slowly rise. Therefore, I think
it's very important to choose
one's spots carefully and
generally avoid the riskier
parts of the marketplace.
"The supply and demand
fundamentals for the
high-yield market should
remain attractive and we could
see even more investor
dollars coming into high-yield
securities and high-yield
mutual funds. That increased
inflow would be a positive for
the high-yield market."
INVESTMENT CHANGES


TOP FIVE HOLDINGS AS OF OCTOBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)   % OF FUND'S    % OF FUND'S
                                               INVESTMENTS    INVESTMENTS
                                                              6 MONTHS AGO

PanAmSat Corp.                                 3.7            1.3

Revlon Worldwide Corp.                         3.6            3.5

Transamerican Refining Corp.                   2.7            1.0

GPA Delaware, Inc. (various issues)            2.3            1.9

Columbia Gas Systems, Inc. (various            2.2            2.5
issues)

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Media & Leisure      18.6           20.0

Basic Industries     8.9            14.1

Retail & Wholesale   8.8            7.9

Utilities            8.7            9.4

Nondurables          8.1            5.5

QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S
                    INVESTMENTS    INVESTMENTS
                                   6 MONTHS AGO

Aaa, Aa, A          0.0            0.0

Baa                 0.0            0.0

Ba                  6.2            1.9

B                   49.1           57.3

Caa, Ca, C          11.0           11.7

Nonrated            11.0           15.0

TABLE EXCLUDES SHORT-TERM INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT OCTOBER 31, 1995 AND APRIL 30, 1995, ACCOUNT FOR 11.0% AND 15.0%, RESPECTIVELY, OF THE FUND'S INVESTMENTS.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Nonconvertible
bonds 72.8%
Convertible bonds,
preferred stocks 9.3%
Common stocks 1.8%
Short-term
investments 11.7%
Other 4.4%
FOREIGN
INVESTMENTS 11.2%
Nonconvertible
bonds 78.9%
Convertible bonds,
preferred stocks 7.3%
Common stocks 3.0%
Short-term
investments 4.2%
Other 6.6%
FOREIGN
INVESTMENTS 7.1%
Row: 1, Col: 1, Value: 4.4
Row: 1, Col: 2, Value: 11.7
Row: 1, Col: 3, Value: 1.8
Row: 1, Col: 4, Value: 9.300000000000001
Row: 1, Col: 5, Value: 32.8
Row: 1, Col: 6, Value: 40.0
Row: 1, Col: 1, Value: 6.6
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 38.9
Row: 1, Col: 6, Value: 40.0
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 72.9%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
CONVERTIBLE BONDS - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp., Series C, 0%, 6/30/97  - $ 428,000 $ 416,599
MEDIA & LEISURE - 0.1%
LODGING & GAMING - 0.1%
Bally Entertainment Corp. 10%, 12/15/06  Caa  750,000  731,250
TOTAL CONVERTIBLE BONDS   1,147,849
NONCONVERTIBLE BONDS - 72.8%
AEROSPACE & DEFENSE - 0.5%
Wyman-Gordon Co. 10 3/4%, 3/15/03  B1  7,030,000  7,258,475
BASIC INDUSTRIES - 7.8%
CHEMICALS & PLASTICS - 1.2%
American Pacific Corp. 11%, 2/21/02 (f)  -  450,000  405,000
NL Industries, Inc. 11 3/4%, 10/15/03  B1  5,050,000  5,365,625
Pioneer Americas Acquisition Corp.
13 3/8%, 4/1/05 (f)  B2  10,000,000  10,300,000
  16,070,625
IRON & STEEL - 1.0%
Republic Engineered Steels, Inc. 9 7/8%, 12/15/01  B2  15,190,000
13,974,800
METALS & MINING - 1.5%
Kaiser Aluminum & Chemical Corp.
12 3/4%, 2/1/03  B2  17,350,000  19,128,375
Sherritt, Inc. 10 1/2%, 3/31/14  B1  970,000  989,400
  20,117,775
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd. 0%,
11/1/03 (g)  Caa  2,010,000  919,575
PAPER & FOREST PRODUCTS - 4.0%
Mail-Well Holdings, Inc 0%,
2/15/06 (g)  -  1,790,000  1,074,000
Repap New Brunswick, Inc.
yankee 10 5/8%, 4/15/05  B2  6,330,000  6,456,600
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - CONTINUED
SD Warren Co. 12%, 12/15/04  B1 $ 9,300,000 $ 10,323,000
Stone Container Corp.:
 9 7/8%, 2/1/01  B1  3,820,000  3,786,575
 10 3/4%, 4/1/02  B2  4,880,000  4,916,600
 10 3/4%, 10/1/02  B1  4,160,000  4,352,400
 11 1/2%, 10/1/04  B1  1,470,000  1,528,800
Tjiwi Kimia International Finance Co.
13 1/4%, 8/1/01  Ba3  21,190,000  23,150,075
  55,588,050
TOTAL BASIC INDUSTRIES   106,670,825
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.5%
UDC Homes exchangeable
11 3/4%, 4/30/03 (b)  B2  5,210,000  4,272,200
Walter Industries, Inc. 12.19%, 3/15/00  -  2,088,000  2,119,320
  6,391,520
REAL ESTATE - 0.2%
Littlefield Co. 10%, 12/31/95 (e)  -  3,300,000  2,990,295
TOTAL CONSTRUCTION & REAL ESTATE   9,381,815
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Harvard Industries, Inc.:
 12%, 7/15/04  B3  4,670,000  4,903,500
 11 1/8%, 8/1/05 (f)  B3  5,400,000  5,481,000
Venture Holdings Trust 9 3/4%, 4/1/04  B3  6,150,000  5,319,750
  15,704,250
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.2%
Forstmann Textiles, Inc. 14 3/4%, 4/15/99 (b)  Ca $ 720,000 $ 216,000
Hat Brands, Inc.:
 Series B, 12 5/8%, 9/15/02  -  710,000  745,500
 Series D, 12 5/8%, 9/15/02  -  820,000  861,000
Leslie Fay Companies (b)(e):
 9.53%, 1/15/00  -  450,880  270,528
 10.54%, 1/15/02  -  407,569  203,784
  2,296,812
TOTAL DURABLES   18,001,062
ENERGY - 6.2%
OIL & GAS - 6.2%
Chesapeake Energy Corp. 10 1/2%, 6/1/02  B1  450,000  454,500
Flores & Rucks, Inc. 13 1/2%, 12/1/04  B3  13,900,000  15,568,000
Mesa Capital Corp. secured 12 3/4%, 6/30/98  Caa  16,300,000  14,670,000
Plains Resources, Inc. 12%, 8/15/99  B3  5,373,000  5,547,623
Transamerican Refining Corp. 16 1/2%,
2/15/02 (i)  Caa  34,630,000  36,361,500
Transtexas Gas Corp. 11 1/2%, 6/15/02  B2  9,900,000  10,320,750
United Meridian Corp. 10 3/8%, 10/15/05  B2  1,490,000  1,516,075
TOTAL ENERGY   84,438,448
FINANCE - 2.4%
CREDIT & OTHER FINANCE - 0.2%
Tembec Finance Corp. yankee 9 7/8%, 9/30/05  B1  2,530,000  2,466,750
INSURANCE - 0.8%
American Financial Corp. 9 3/4%, 4/20/04  Ba3  2,210,000  2,226,575
American Financial Corp. (Ohio) 9 3/4%, 4/20/04  Ba3  8,580,000  8,644,350
  10,870,925
SAVINGS & LOANS - 0.6%
First Nationwide Holdings, Inc. 12 1/4%, 5/15/01  Ba3  6,850,000  7,637,750
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.8%
Alliance Entertainment Corp.
11 1/4%, 7/15/05 (f)  B3 $ 11,490,000 $ 11,432,550
ECM Corp. extendible 14%, 6/1/02 (f)  -  171,059  188,165
  11,620,715
TOTAL FINANCE   32,596,140
HEALTH - 0.8%
MEDICAL FACILITIES MANAGEMENT - 0.8%
Tenet Healthcare Corp. 8 5/8%, 12/1/03  Ba2  11,180,000  11,487,450
INDUSTRIAL MACHINERY & EQUIPMENT - 3.8%
ELECTRICAL EQUIPMENT - 0.6%
PanAmSat LP/PanAmSat Capital Corp.:
secured 9 3/4%, 8/1/00  Ba3  2,400,000  2,520,000
 0%, 8/1/03 (g)  B3  6,520,000  5,183,400
  7,703,400
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Calmar, Inc.11 1/2%, 8/15/05 (f)  B3  8,250,000  8,476,875
MVE, Inc. 12 1/2%, 2/15/02  B3  8,240,000  8,446,000
Specialty Equipment Cos., Inc. 11 3/8%, 12/1/03  B3  7,050,000  7,261,500
Thermadyne Holdings Corp.:
10 1/4%, 5/1/02  B3  565,000  562,175
 10 3/4%, 11/1/03  Caa  1,938,000  1,918,620
UCAR Global Enterprises, Inc. 12%, 1/15/05  B2  7,025,000  7,903,125
  34,568,295
POLLUTION CONTROL - 0.7%
Envirosource, Inc. 9 3/4%, 6/15/03  B3  10,500,000  9,240,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   51,511,695
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - 13.8%
BROADCASTING - 8.6%
Allbritton Communications Co. 11 1/2%, 8/15/04  B3 $ 4,690,000 $ 4,924,500
Bell Cablemedia PLC 0%, 9/15/05 (f)(g)  B2  27,400,000  16,440,000
CAI Wireless System, Inc. 12 1/4%, 9/15/02  B3  6,600,000  6,996,000
Chancellor Broadcasting 12 1/2%, 10/1/04  B3  5,730,000  6,016,500
Citicasters, Inc. 9 3/4%, 2/15/04  B-  8,125,000  8,165,625
Cooke Media Group, Inc. 11 5/8%, 4/1/99  -  4,575,000  4,346,250
Diamond Cable Communications PLC 0%,
9/30/04 (g)  B3  24,440,000  16,619,200
PTI Holdings, Inc. 7%, 12/17/02  -  1,774,755  1,082,601
Peoples Choice TV Corp. Unit 0%,
6/1/04 (g)  Caa  15,310,000  8,535,325
Robin Media Group, Inc. 11 1/8%, 4/1/97  -  12,270,000  12,607,425
SCI Television, Inc. secured 11%, 6/30/05  B2  4,390,000  4,647,913
Telemundo Group, Inc. 10 1/4%, 12/30/01  -  500,000  485,000
Telewest PLC 0%, 10/1/07 (g)  B1  17,280,000  10,087,200
Univision Network Holding LP 7%, 12/17/02  -  12,135,225  7,341,811
Viacom, Inc. 8%, 7/7/06  B1  9,350,000  9,256,500
  117,551,850
LEISURE DURABLES & TOYS - 0.1%
ICON Health And Fitness, Inc. 13%, 7/15/02  B3  1,460,000  1,562,200
LODGING & GAMING - 4.2%
Grand Casino Resorts, Inc. 12 1/2%, 2/1/00  Ba3  2,720,000  3,046,400
Mohegan Tribal Gaming Authority
13 1/2%, 11/15/02 (f)  -  14,370,000  15,052,575
Players International, Inc. 10 7/8%, 4/15/05  Ba3  24,870,000  23,626,500
President Riverboat Casinos 13%, 9/15/01  B  9,710,000  8,641,900
Stratosphere Corp. 14 1/4%, 5/15/02  B2  6,620,000  7,066,850
  57,434,225
RESTAURANTS - 0.9%
SC International Services, Inc. 13%, 10/1/05  B3  11,740,000  12,062,850
TOTAL MEDIA & LEISURE   188,611,125
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 7.6%
AGRICULTURE - 0.5%
Hines Horticulture, Inc. 11 3/4%,
10/15/05 (f)  B3 $ 6,420,000 $ 6,564,450
FOODS - 1.3%
Chiquita Brands International, Inc.:
 11 1/2%, 6/1/01  B3  1,975,000  2,083,625
 9 5/8%, 1/15/04  B1  2,790,000  2,824,875
 9 1/8%, 3/1/04  B1  2,100,000  2,105,250
Specialty Foods Corp.:
 Series B, 11 1/8%, 10/1/02  B3  2,090,000  1,954,150
 11 1/4%, 8/15/03  Caa  10,040,000  8,433,600
  17,401,500
HOUSEHOLD PRODUCTS - 5.8%
McAndrews & Forbes Group, Inc.
12 1/4%, 7/1/96  -  10,850,000  10,904,250
RBX Corp. 11 1/4%, 10/15/05 (f)  B3  2,770,000  2,770,000
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  16,820,000  17,282,550
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  65,167,000  48,547,065
  79,503,865
TOTAL NONDURABLES   103,469,815
RETAIL & WHOLESALE - 8.5%
APPAREL STORES - 0.2%
Apparel Retailers, Inc. 0%, 8/15/05 (g)  Caa  2,360,000  1,451,400
Lamonts Apparel, Inc. 10 1/4%, 11/1/99 (b)(f)  -  2,201,000  550,250
  2,001,650
DRUG STORES - 1.1%
Thrifty Payless, Inc. 12 1/4%, 4/15/04  B3  14,660,000  15,686,200
GROCERY STORES - 6.1%
Brunos, Inc. 10 1/2%, 8/1/05  B3  23,600,000  23,246,000
Food 4 Less Holdings, Inc. 0%, 7/15/05 (g)  Caa  12,120,000  5,575,200
Pathmark Stores, Inc. 9 5/8%, 5/1/03  B2  9,980,000  9,855,250
Purity Supreme, Inc. 11 3/4%, 8/1/99  B3  4,460,000  4,878,125
Ralph's Grocery Co. 11%, 6/15/05  B3  14,690,000  14,304,383
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - CONTINUED
Star Markets, Inc. 13%, 11/1/04  B3 $ 12,860,000 $ 12,860,000
TLC Beatrice International Holdings, Inc.
11 1/2%, 10/1/05  B1  12,640,000  12,355,600
  83,074,558
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Finlay Fine Jewelry Corp. 10 5/8%, 5/1/03  B1  8,570,000  8,441,450
Wickes Lumber Co. 11 5/8%, 12/15/03  B3  10,500,000  6,825,000
  15,266,450
TOTAL RETAIL & WHOLESALE   116,028,858
SERVICES - 6.5%
ADVERTISING - 0.7%
Outdoor Systems, Inc. 10 3/4%, 8/15/03  B2  10,400,000  9,984,000
LEASING & RENTAL - 3.9%
GPA:
 9 3/4%, 6/10/96 (f)  Caa  2,250,000  2,244,375
 9 3/4%, 7/22/96  Caa  500,000  498,750
 8.28%, 2/13/97 (f)  -  1,400,000  1,335,250
 8.48%, 2/21/97 (f)  B1  2,250,000  2,143,125
 8.58%, 2/21/97  -  250,000  238,438
 9.12%, 2/24/99  -  750,000  650,625
 9%, 8/16/99  -  3,250,000  2,746,250
GPA Delaware, Inc.:
 8 1/2%, 3/3/97  -  6,800,000  6,477,000
 8 3/4%, 12/15/98  Caa  24,310,000  21,757,450
 8 5/8%, 1/15/99  -  3,200,000  2,784,000
GPA Holland 8.94%, 2/16/99  -  4,500,000  3,903,750
GPA Leasing USA I, Inc. 9 1/8%, 9/02/96   B3  3,364,879  3,293,375
GPA Leasing USA Sub. I, Inc. 9 1/8%,
12/02/96   B3  2,734,490  2,661,452
Scotsman Holdings, Inc. pay-in-kind
11%, 3/1/04  -  2,594,320  2,183,561
  52,917,401
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
SERVICES - CONTINUED
PRINTING - 0.8%
Big Flower Press:
 10 3/4%, 8/1/03  B3 $ 3,140,000 $ 3,297,000
 10 3/4%, 8/1/03, Class A  B3  3,450,000  3,622,500
 10 3/4%, 8/1/03, Class B  B3  1,000,000  1,050,000
Herff Jones, Inc. 11%, 8/15/05 (f)  B2  3,600,000  3,726,000
  11,695,500
SERVICES - 1.1%
Acetex Corp. 9 3/4%, 10/1/03 (f)  B1  14,340,000  14,734,350
TOTAL SERVICES   89,331,251
TECHNOLOGY - 2.0%
COMMUNICATIONS EQUIPMENT - 1.5%
Echostar Communications Corp. Unit 0%,
6/1/04 (g)  Caa  32,520,000  20,812,800
COMPUTER SERVICES & SOFTWARE - 0.2%
Computervision Corp. 11 3/8%, 8/15/99  B3  2,700,000  2,821,500
ELECTRONICS - 0.3%
Berg Electronics, Inc. 11 3/8%, 5/1/03  B3  3,960,000  4,435,200
TOTAL TECHNOLOGY   28,069,500
TRANSPORTATION - 2.3%
AIR TRANSPORTATION - 2.3%
Continental Airlines, Inc. 2nd priority secured
equipment certificate 11%, 3/15/00 (b)  Caa  190,000  -
NWA, Inc. 8 5/8%, 8/1/96  B2  2,460,000  2,460,000
Trans World Airlines, Inc. 12%, 11/3/98  -  370,000  317,634
US Air, Inc.:
 9 5/8%, 2/1/01  B3  7,720,000  6,870,800
 10%, 7/1/03  B3  21,190,000  18,700,175
 9 5/8%, 9/1/03  B1  3,140,000  3,030,100
TOTAL TRANSPORTATION   31,378,709
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - 8.6%
CELLULAR - 5.0%
Cencall Communications Corp. 0%,
1/15/04 (g)  Caa $ 18,420,000 $ 9,624,450
Comcast Cellular Corp.:
 0%, 3/5/00  B2  12,330,000  9,370,800
 Series B, 0%, 3/5/00  B2  14,970,000  11,377,200
Dial Call Communications, Inc.:
 0%, 4/15/04 (g)  Caa  9,050,000  4,592,875
 0%, 12/15/05 (g)  Caa  3,560,000  1,699,900
International Cabletel, Inc., Series A, 0%,
4/15/05 (g)  -  6,480,000  3,888,000
Mobilmedia Communications, Inc. 0%,
12/1/03 (g)  B3  2,490,000  1,879,950
Nextel Communications, Inc. 0%, 9/1/03 (g)  B3  7,810,000  4,549,325
Paging Network, Inc. 10 1/8%, 8/1/07  B2  19,520,000  20,788,800
USA Mobile Communications, Inc. II
9 1/2%, 2/1/04  B3  260,000  248,950
  68,020,250
ELECTRIC UTILITY - 0.8%
Del Norte Funding Corp. secured leasing oblig.
11 1/4%, 1/2/14 (b)  Ca  8,460,000  5,372,100
El Paso Funding Corp. lease oblig. (b):
 9 3/8%, 10/1/96  Ca  1,800,000  1,138,500
 9.20%, 7/2/97  Ca  930,000  590,550
 10 3/4%, 4/1/13  Ca  5,560,000  3,516,700
  10,617,850
GAS - 2.2%
Columbia Gas Systems, Inc. (b):
 8 3/4%, 12/25/95  B3  500,000  710,000
 9 1/8%, 5/1/96  B3  400,000  566,000
 9%, 8/1/96  B3  4,030,000  5,813,275
 10 1/8%, 11/1/96  B3  180,000  259,200
 7 1/2%, 6/1/97  B3  1,350,000  1,822,500
 7 1/2%, 10/1/97  B3  1,650,000  2,252,250
 9.30%, 9/02/99  Caa  190,000  279,300
 9.07%, 1/12/00  -  750,000  1,091,250
 9 1/4%, 9/30/04  Caa  500,000  730,000
 10 1/4%, 8/1/11  B3  2,980,000  4,574,300
 10 1/2%, 6/1/12  B3  6,460,000  9,690,000
 10.15%, 11/1/13  B3  1,581,000  2,355,690
  30,143,765
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT  (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.6%
Call-Net Enterprises, Inc. yankee 0%,
12/1/04 (g)  B2 $ 3,160,000 $ 2,219,900
Peoples Tele Co. 12 1/4%, 7/15/02  B2  6,400,000  6,144,000
  8,363,900
TOTAL UTILITIES   117,145,765
TOTAL NONCONVERTIBLE BONDS   995,380,933
TOTAL CORPORATE BONDS
(Cost $957,314,212)   996,528,782
COMMERCIAL MORTGAGE SECURITIES - 2.4%
Bardell Associates Note Trust
12 1/2%, 11/1/08 (e)  -  1,919,345  1,950,370
CBA Mortgage Corp. commercial Series 1993-C1
Class E, 7.1541%, 12/25/03 (f)(i)  Ba2  3,000,000  2,599,219
Resolution Trust Corp.:
 commercial:
  Series 1994-N2 Class 5-A,
  10 5/8%, 12/15/04 (f)(h)  B2  3,400,000  3,434,000
  Series 1994-C2 Class G, 8%, 4/25/25  B  4,346,272  3,585,675
  Series 1994-C1 Class E, 8%, 6/25/26  BB  9,990,755  8,648,247
 sequential pay Series 1994-C1 Class F,
 8%, 6/25/26  B  1,144,213  935,394
SKW Real Estate LP commercial Series II Class E,
11%, 4/15/05 (f)  B  5,960,000  5,989,800
SML Inc. commercial Series 1994-C1 Class C,
9.28%, 9/18/99 (e)  -  2,950,000  1,947,000
Structured Asset Securities Corp.
commercial Series 1995-C1 Class E,
 7 3/8%, 9/25/24 (f)  BB  4,000,000  2,988,750
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $30,388,961)   32,078,455
COMMON STOCKS - 1.8%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Atlantis Group, Inc. (Trivest/Winston) (a)(e)  8,825 $ 57,363
Nu-West Industries, Inc. Class A (rights) (a)(e)  36,540  4,750,200
Trivest 1992 Special Fund LP  3.0 (d)  743,333
  5,550,896
PACKAGING & CONTAINERS - 0.0%
Crown Packaging Holdings Ltd. (warrants) (a)  2,010  38,190
PAPER & FOREST PRODUCTS - 0.0%
Mail-Well Holdings, Inc. (a)(f)  11,000  363,000
TOTAL BASIC INDUSTRIES   5,952,086
CONSTRUCTION & REAL ESTATE - 0.5%
CONSTRUCTION - 0.5%
Capital Pacific Holdings, Inc. (warrants) (a)(f)  24,095  18,071
NVR, Inc. (a)  368,706  3,687,060
NVR, Inc. (warrants) (a)  30,857  69,428
Walter Industries, Inc. (a)  173,498  2,363,910
TOTAL CONSTRUCTION & REAL ESTATE   6,138,469
DURABLES - 0.0%
HOME FURNISHINGS - 0.0%
PolyVision Corp. (a)  1,952  4,758
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  7,229  79,516
HM/Hat Brands Trust Class I Units (a)(e)  410,000  410,000
  489,516
TOTAL DURABLES   494,274
FINANCE - 0.0%
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (a)(f)  900  90,000
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
MVE, Inc. (warrants) (a)  13,060  261,200
XRC Corp. (a)  84,961  21,240
TOTAL HEALTH   282,440
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HOLDING COMPANIES - 0.5%
SDW Holdings Corp. (warrants) (a)  190,970 $ 1,145,820
SDW Holdings Corp. Unit (a)(f)  18,280  5,484,000
TOTAL HOLDING COMPANIES   6,629,820
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. Class A (warrants) (a)  31,141  97,316
Telex Communications Group (warrants) (a)(e)  160  10,400
  107,716
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Terex Corp. (rights) (a)(e)  8,130  1,016
Thermadyne Holdings Corp. (a)  14,085  244,727
  245,743
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   353,459
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc., Series I (warrants) (a)(f)  1,460  43,800
LODGING & GAMING - 0.0%
Bally's Grand, Inc. (warrants) (a)  1,743  12,855
Sun International Hotels Ltd. (a)  14,076  422,280
Sun International Hotels Ltd. Class B (a)  2,954  90,836
  525,971
TOTAL MEDIA & LEISURE   569,771
RETAIL & WHOLESALE - 0.2%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. (a)  35,870  1,122
Lamonts Apparel, Inc. (warrants) (a)  66,214  -
  1,122
DRUG STORES - 0.0%
Thrifty Payless Holdings, Inc. Class C (a)  92,150  368,600
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 0.2%
Carson Pirie Scott & Co. (a)   147,331 $ 2,486,211
Federated Department Stores, Inc. (a)  8,383  212,719
  2,698,930
GROCERY STORES - 0.0%
FF Holdings Corp. (a)(e)  2,600  5,200
Grand Union Capital Corp. Class B (a)  452  -
  5,200
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Finlay Enterprises, Inc. (a)  2,533  34,196
TOTAL RETAIL & WHOLESALE   3,108,048
SERVICES - 0.0%
LEASING & RENTAL - 0.0%
Scotsman Holdings, Inc. (a)  18,059  236,212
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Laboratories, Inc. (a)  7,866  130,772
ELECTRONICS - 0.0%
Berg Electronics Holdings Corp. (a)(f)  25,680  154,080
TOTAL TECHNOLOGY   284,852
TRANSPORTATION - 0.0%
AIR TRANSPORTATION - 0.0%
CHC Helicopter Corp. (warrants) (a)  5,520  -
UTILITIES - 0.1%
CELLULAR - 0.1%
Cellular Communications International, Inc. (a)   20,000  695,000
Dial Page, Inc. (warrants) (a)   5,494  9,615
  704,615
GAS - 0.0%
UGI Corp. (warrants) (a)  34,867  5,230
TOTAL UTILITIES   709,845
TOTAL COMMON STOCKS
(Cost $20,736,505)   24,849,276
PREFERRED STOCKS - 9.2%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Prime Retail, Inc., Series B, 2 1/8%  160,000 $ 3,060,000
NONDURABLES - 0.3%
TOBACCO - 0.3%
RJR Nabisco Holdings Corp. depositary shares
representing 1/10 Series C pfd  684,900  4,280,625
RETAIL & WHOLESALE - 0.1%
GROCERY STORES - 0.1%
Supermarkets General Holdings Corp. exchangeable
pay-in-kind $3.52 (a)  33,480  954,180
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. cumulative 8%  1,039  46,755
TOTAL CONVERTIBLE PREFERRED STOCKS   8,341,560
NONCONVERTIBLE PREFERRED STOCKS - 8.6%
BASIC INDUSTRIES - 0.7%
CHEMICALS & PLASTICS - 0.2%
Nu-West Industries, Inc. Class A $11 (a)  20,000  3,140,000
PAPER & FOREST PRODUCTS - 0.5%
SD Warren Co. exchangeable pay-in-kind  190,970  6,111,040
TOTAL BASIC INDUSTRIES   9,251,040
ENERGY - 0.5%
OIL & GAS - 0.5%
Gulf Canada Resources Ltd., Series 1, adj. rate  2,229,785  6,302,107
Gulf Canada Resources Ltd. (e)  33,881  93,173
TOTAL ENERGY   6,395,280
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 1.7%
SAVINGS & LOANS - 1.7%
First Nationwide Bank 11 1/2%  40,140 $ 4,575,960
Greater New York Savings Bank, Series B, 12%  669,994  19,094,829
TOTAL FINANCE   23,670,789
INDUSTRIAL MACHINERY & EQUIPMENT --0.0%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. 8% (a)(e)  584  360,988
MEDIA & LEISURE - 4.6%
BROADCASTING - 4.6%
Cablevision System Corp., Series G, exchangeable
pay-in-kind (a)(f)  110,860  11,446,295
PanAmSat Corp. exchangeable pay-in-kind 12 3/4%  46,995  51,107,063
TOTAL MEDIA & LEISURE   62,553,358
NONDURABLES - 0.2%
HOUSEHOLD PRODUCTS - 0.2%
Revlon Group, Inc., Series B, exchangeable $14.875 22,933 2,362,099 TECHNOLOGY - 0.9%
ELECTRONICS - 0.9%
Berg Electronics Holding Corp., Series E,
pay-in-kind $3.4687  462,259  12,943,252
TOTAL NONCONVERTIBLE PREFERRED STOCKS   117,536,806
TOTAL PREFERRED STOCKS
(Cost $119,620,258)   125,878,366
PURCHASED BANK DEBT - 2.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
El Paso Electric Co.:
 secured (j)   $ 920,000 $ 938,400
 secured loan RGRT facility (b)    1,085,299  1,107,005
 unsecured term loan (b)    730,278  452,773
GPA Group PLC:
 alternative credit facility    10,318,477  9,828,350
 commercial credit facility    11,868,323  11,274,907
 deferred amortization facility    1,469,115  1,395,659
 deferred amortization facility/
 alternative credit facility    484,059  461,066
 term loan    1,860,000  1,515,900
Leslie Fay Companies, Inc. (b):
 revolving loan    457,237  274,343
 term loan    518,400  311,040
TOTAL PURCHASED BANK DEBT
(Cost $29,381,484)   27,559,443
REPURCHASE AGREEMENTS - 11.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 159,926,117  159,900,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,317,341,420)  $ 1,366,794,322
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Represents number of units held.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Ampex Corp. 8%  2/16/95 $ 306,600
Atlantis Group, Inc.
 (Trivest/Winston)  4/6/93 $ 10,328
Bardell Associates
 Note Trust 12 1/2%,
 11/1/08  4/19/94 $ 1,951,269
 ACQUISITION ACQUISITION
SECURITY DATE COST
FF Holdings Corp.  10/2/92
  to 1/14/94 $ 10,412
Gulf Canada
 Resources Ltd.  10/15/93 $ 85,118
HM/Hat Brands Trust
 Class I Units  2/22/94 $ 410,000
Hat Brands, Inc.
 (warrants)  9/2/92
  to 2/23/94  -
Leslie Fay Companies, Inc.:
 9.53%, 1/15/00 7/19/93 $ 341,542
 10.54%, 1/15/02 7/19/93
  to 11/11/93 $ 270,069
Littlefield Co. 10%,
 12/31/95  2/28/94 $ 3,300,000
Nu-West Industries, Inc.
 Class A (rights)  2/17/94 $ 3,178,980
SML, Inc. commercial
 Series 1994-C1 Class C,
 9.28%, 9/18/99  8/11/94 $ 1,918,238
Telex Communications
 Group (warrants)  4/15/92 $ 3,200
Terex Corp. (rights)  7/29/92 $ -
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $134,454,980 or 9.9% of net assets.
7. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
9. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
10. Issuer filed for protection under the Federal Bankruptcy Code, but is currently paying interest under court stipulation.
OTHER INFORMATION
The composition of long-term debt holdings
as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB  0.0%
Ba 6.2% BB  11.0%
B 49.1% B  42.9%
Caa 10.2% CCC  7.8%
Ca, C 0.8% CC, C  0.0%
  D  2.5%
The percentage not rated by either S&P or Moody's amounted to 8.7%. FMR has determined that unrated debt securities that are lower quality account for 8.7% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  88.8%
Ireland  3.9
United Kingdom  3.2
Canada  2.4
Indonesia  1.7
TOTAL  100.0%
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of invest- ment securities for income tax purposes was $1,317,342,674. Net unrealized appreciation aggregated $49,451,648, of which $66,654,038 related to appreciated investment securities and $17,202,390 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $5,281,000 all of which will expire on October 31, 2002. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                    $ 1,366,794,322
agreements of $159,900,000) (cost $1,317,341,420) -
See accompanying schedule

Cash                                                                         13,242,263

Receivable for investments sold                                              8,453,190

Dividends receivable                                                         635,189

Interest receivable                                                          21,165,135

Prepaid expenses                                                             11,810

 TOTAL ASSETS                                                                1,410,301,909

LIABILITIES

Payable for investments purchased                            $ 50,569,482

Distributions payable                                         1,863,806

Accrued management fee                                        647,045

Distribution fees payable                                     360,154

Other payables and accrued expenses                           509,553

 TOTAL LIABILITIES                                                           53,950,040

NET ASSETS                                                                  $ 1,356,351,869

Net Assets consist of:

Paid in capital                                                             $ 1,301,709,045

Undistributed net investment income                                          11,252,002

Accumulated undistributed net realized gain (loss) on                        (6,111,557)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                    49,502,379
and assets and liabilities in foreign currencies

NET ASSETS                                                                  $ 1,356,351,869

CALCULATION OF MAXIMUM OFFERING PRICE                                        $11.91
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($1,200,495,171 (divided by) 100,807,245 shares)

Maximum offering price per share (100/95.25 of $11.91)                       $12.50

CLASS B:                                                                     $11.89
NET ASSET VALUE, offering price per share
 ($155,730,386 (divided by) 13,103,029 shares) A

INSTITUTIONAL CLASS:                                                         $11.76
NET ASSET VALUE, offering price and redemption price per
 share ($126,312 (divided by) 10,744 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                        $ 7,315,093
Dividends

Interest                                                                  83,897,889

 TOTAL INCOME                                                             91,212,982

EXPENSES

Management fee                                             $ 5,796,415

Transfer agent fees                                         1,956,542
Class A

 Class B                                                    167,380

 Institutional Class                                        1,603

Distribution fees                                           2,219,580
Class A

 Class B                                                    716,908

Accounting fees and expenses                                296,724

Non-interested trustees' compensation                       7,450

Custodian fees and expenses                                 28,518

Registration fees                                           249,536
Class A

 Class B                                                    84,807

 Institutional Class                                        2,466

Audit                                                       53,120

Legal                                                       21,148

Interest                                                    2,684

Reports to shareholders                                     40,223

Miscellaneous                                               2,110

 Total expenses before reductions                           11,647,214

 Expense reductions                                         (10,818)      11,636,396

NET INVESTMENT INCOME                                                     79,576,586

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      7,703,114

 Foreign currency transactions                              1,348         7,704,462

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      54,256,174

 Assets and liabilities in foreign currencies               4,509         54,260,683

NET GAIN (LOSS)                                                           61,965,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 141,541,731
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED        YEAR ENDED
                                                          OCTOBER 31,       OCTOBER 31,
                                                          1995              1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 79,576,586      $ 42,383,788
Net investment income

 Net realized gain (loss)                                  7,704,462         (7,075,135)

 Change in net unrealized appreciation (depreciation)      54,260,683        (21,974,620)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           141,541,731       13,334,033
FROM OPERATIONS

Distributions to shareholders                              (70,801,335)      (43,822,276)
From net investment income
 Class A

  Class B                                                  (5,022,720)       (137,043)

  Institutional Class                                      (205,146)         -

 From net realized gain - Class A                          -                 (10,720,885)

 TOTAL DISTRIBUTIONS                                       (76,029,201)      (54,680,204)

Share transactions - net increase (decrease)               594,257,658       252,369,016

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  659,770,188       211,022,845

NET ASSETS

 Beginning of period                                       696,581,681       485,558,836

 End of period (including undistributed net investment    $ 1,356,351,869   $ 696,581,681
income of $11,252,002 and $3,789,207,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                  YEAR ENDED OCTOBER 31,

                                  1995                     1994 C      1993        1992        1991

SELECTED PER-SHARE DATA

Net asset value, beginning        $ 11.220                 $ 12.010    $ 11.070    $ 10.120    $ 8.150
of period

Income from Investment
Operations

 Net investment income             .930 E                   .848        .980        1.146       1.115

 Net realized and unrealized       .680                     (.537)      1.153       .975        1.948
 gain (loss)

 Total from investment             1.610                    .311        2.133       2.121       3.063
 operations

Less Distributions

 From net investment income        (.920)                   (.851)      (.963)      (1.171)     (1.093)

 From net realized gain            -                        (.250)      (.230)      -           -

 Total distributions               (.920)                   (1.101)     (1.193)     (1.171)     (1.093)

Net asset value, end of period    $ 11.910                 $ 11.220    $ 12.010    $ 11.070    $ 10.120

TOTAL RETURN A, B                  15.05%                   2.64%       20.47%      21.96%      39.67%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period         $ 1,200,495              $ 679,623   $ 485,559   $ 136,316   $ 38,681
(000 omitted)

Ratio of expenses to average       1.15%                    1.20%       1.11%       1.10%       1.10%
net assets                                                                         D           D

Ratio of net investment income     8.32%                    6.92%       8.09%       9.95%       12.20%
to average net assets

Portfolio turnover                 112%                     118%        79%         100%        103%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED OCTOBER 31,

      1995                      1994 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 11.210    $ 11.300

Income from Investment Operations

 Net investment income                                   .794 D      .223

 Net realized and unrealized gain (loss)                 .721        (.118)

 Total from investment operations                        1.515       .105

Less Distributions

 From net investment income                              (.835)      (.195)

Net asset value, end of period                          $ 11.890    $ 11.210

TOTAL RETURN B                                           14.12%      .93%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 155,730   $ 16,959

Ratio of expenses to average net assets                  2.01%       2.20%
                                                                    A

Ratio of net investment income to average net assets     7.46%       5.92%
                                                                    A

Portfolio turnover                                       112%        118%

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1994.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      YEAR  ENDED
      OCTOBER 31,
      1995 C

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 11.560

Income from Investment Operations

 Net investment income                                   .390 D

 Net realized and unrealized gain (loss)                 .193

 Total from investment operations                        .583

Less Distributions

 From net investment income                              (.383)

Net asset value, end of period                          $ 11.760

TOTAL RETURN B                                           5.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 126

Ratio of expenses to average net assets                  .70% A

Ratio of net investment income to average net assets     8.77% A

Portfolio turnover                                       112%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor High Yield Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS.
Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, defaulted bonds, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $13,129,833 or
 .97% of net assets.
2. OPERATING POLICIES - CONTINUED
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $27,559,443 or 2.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,474,628,446 and $971,120,595, respectively, of which U.S. government and government agency obligations aggregated $13,024,838 and $583,262, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .60% of average net assets. DISTRIBUTION AND SERVICE PLAN.
In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan and Class B Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. For the period, the fund paid FDC $2,219,580 and $716,908 under the Class A Plan and Class B Plan, respectively, of which $2,185,795 and $179,328 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $8,787,240 on sales of Class A shares of the fund, of which $7,458,410 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $75,583 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Class B and Institutional Class shares. During the period November 1, 1994 to December 31, 1994, the Transfer Agents received fees based on the type, size, number of accounts and the number of transactions made by shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,958 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive
5. BANK BORROWINGS -
CONTINUED
arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,004,000. The weighted average interest rate was 6.44%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $10,818 under this arrangement.
7. SHARE TRANSACTIONS.
Share transactions for the three classes were as follows:
  SHARES DOLLARS
 YEAR ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A 1994 B  1995 A 1994 B
CLASS A
Shares sold  72,296,680  51,111,011 $ 827,485,219 $ 591,939,008
Reinvestment of distributions  4,457,097  3,136,354  51,022,509  36,406,934
Shares redeemed  (36,544,460)  (34,071,719)  (417,458,680)  (392,991,729)
Net increase (decrease)  40,209,317  20,175,646 $ 461,049,048 $ 235,354,213
CLASS B
Shares sold  12,362,241  2,044,546 $ 142,069,706 $ 22,993,859
Reinvestment of distributions  307,892  7,632  3,566,698  85,963
Shares redeemed  (1,079,462)  (539,820)  (12,397,200)  (6,065,019)
Net increase (decrease)  11,590,671  1,512,358 $ 133,239,204 $ 17,014,803
INSTITUTIONAL CLASS
Shares sold  1,184,886  - $ 13,857,675 $ -
Reinvestment of distributions  16,851  -  198,685  -
Shares redeemed  (1,190,993)  -  (14,086,954)  -
Net increase (decrease)  10,744  - $ (30,594) $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
B SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1994.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Advisor Series II and the Shareholders of Advisor High Yield Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor High Yield Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class ). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor High Yield Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders.
The fund will notify shareholders in January 1996 of the applicable percentage for use in preparing 1995 income tax returns.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Robert A. Lawrence, Vice President
Margaret L. Eagle, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
 Operations Company
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT FIXED-INCOME
FUND - CLASS A
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    26   Notes to the financial statements.

REPORT OF INDEPENDENT    31   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT FIXED-INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. If Fidelity had not reimbursed certain class expenses, the past five years and life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Advisor Short Fixed-Income - Class A       6.05%    41.78%   78.17%

Advisor Short Fixed-Income - Class A
 (incl. max. 1.50% sales charge)           4.46%    39.65%   75.49%

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index           8.93%    40.79%   n/a

Average Short Investment Grade Bond Fund   8.79%    42.23%   n/a

Consumer Price Index                       2.81%    15.13%   33.65%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on September 16, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers 1-3 Year Government-Corporate Bond Index - a broad measure of the performance of short-term government and corporate bonds. To measure how Class A's performance stacked up against its peers, you can compare it to the average short investment grade bond fund, which reflects the performance of 144 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing Class A's performance to the consumer price index
(CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995             PAST 1   PAST 5   LIFE OF
                                           YEAR     YEARS    FUND

Advisor Short Fixed-Income - Class A       6.05%    7.23%    7.36%

Advisor Short Fixed-Income - Class A
 (incl. max. 1.50% sales charge)           4.46%    6.91%    7.16%

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index           8.93%    7.08%    n/a

Average Short Investment Grade Bond Fund   8.79%    7.29%    n/a

Consumer Price Index                       2.81%    2.86%    3.65%

AVERAGE ANNUAL TOTAL RETURNS take Class A's actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                   Fidelity Advisor ShoLB 1-3 Year Government/Corp
          09/30/87             9850.00          10000.00
          10/31/87             9999.49          10197.98
          11/30/87            10069.38          10266.04
          12/31/87            10130.15          10337.38
          01/31/88            10263.19          10493.14
          02/29/88            10364.90          10584.77
          03/31/88            10397.94          10608.33
          04/30/88            10410.62          10622.40
          05/31/88            10402.91          10618.15
          06/30/88            10508.28          10724.50
          07/31/88            10509.69          10732.03
          08/31/88            10553.35          10759.19
          09/30/88            10658.72          10883.86
          10/31/88            10755.10          10993.49
          11/30/88            10723.65          10967.31
          12/31/88            10756.74          10992.51
          01/31/89            10844.41          11080.86
          02/28/89            10863.57          11083.48
          03/31/89            10918.18          11128.31
          04/30/89            11036.70          11308.94
          05/31/89            11187.27          11469.62
          06/30/89            11369.33          11681.34
          07/31/89            11562.89          11855.43
          08/31/89            11480.37          11788.34
          09/30/89            11539.61          11857.72
          10/31/89            11711.46          12042.61
          11/30/89            11803.46          12150.27
          12/31/89            11865.45          12198.37
          01/31/90            11838.59          12211.13
          02/28/90            11886.45          12275.93
          03/31/90            11949.35          12314.87
          04/30/90            11960.25          12345.63
          05/31/90            12148.22          12536.40
          06/30/90            12242.20          12668.94
          07/31/90            12387.19          12822.41
          08/31/90            12367.36          12867.89
          09/30/90            12398.20          12964.43
          10/31/90            12366.56          13098.27
          11/30/90            12444.44          13226.22
          12/31/90            12561.85          13381.00
          01/31/91            12524.08          13502.08
          02/28/91            12654.01          13599.59
          03/31/91            12879.98          13698.42
          04/30/91            13067.46          13832.59
          05/31/91            13200.84          13918.98
          06/30/91            13265.37          13970.68
          07/31/91            13356.50          14093.39
          08/31/91            13580.71          14284.50
          09/30/91            13721.20          14438.30
          10/31/91            13874.36          14593.74
          11/30/91            14014.71          14741.32
          12/31/91            14241.52          14964.17
          01/31/92            14299.93          14948.79
          02/29/92            14396.33          14996.24
          03/31/92            14463.54          14992.96
          04/30/92            14557.35          15130.08
          05/31/92            14708.26          15271.77
          06/30/92            14843.45          15427.86
          07/31/92            15028.03          15608.82
          08/31/92            15155.65          15734.81
          09/30/92            15281.00          15883.70
          10/31/92            15184.02          15788.15
          11/30/92            15191.10          15765.90
          12/31/92            15324.72          15914.79
          01/31/93            15556.96          16084.62
          02/28/93            15746.23          16215.84
          03/31/93            15847.34          16268.53
          04/30/93            15927.54          16370.63
          05/31/93            15995.14          16333.32
          06/30/93            16155.75          16457.02
          07/31/93            16251.31          16494.65
          08/31/93            16410.75          16632.74
          09/30/93            16467.43          16686.41
          10/31/93            16569.96          16725.35
          11/30/93            16638.14          16730.26
          12/31/93            16779.65          16798.00
          01/31/94            16884.35          16905.00
          02/28/94            16746.56          16802.58
          03/31/94            16362.99          16716.19
          04/30/94            16276.72          16652.70
          05/31/94            16374.72          16675.28
          06/30/94            16245.85          16719.13
          07/31/94            16394.04          16871.30
          08/31/94            16527.13          16928.24
          09/30/94            16520.77          16890.61
          10/31/94            16533.37          16929.22
          11/30/94            16561.77          16858.21
          12/31/94            16214.32          16890.28
          01/31/95            16334.96          17122.29
          02/28/95            16537.36          17359.21
          03/31/95            16624.29          17457.70
          04/30/95            16759.64          17615.76
          05/31/95            17061.18          17920.74
          06/30/95            17141.52          18018.26
          07/31/95            17204.66          18090.25
          08/31/95            17306.84          18199.88
          09/30/95            17389.90          18289.87
          10/31/95            17533.49          18441.70

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Short Fixed-Income Fund - Class A on September 30, 1987, shortly after the fund started, and paid the maximum 1.50% sales charge. As the chart shows, by October 31, 1995, the value of your investment would have grown to $17,533 - a 75.33% increase on your initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government-Corporate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,442 - an 84.42% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED OCTOBER 31,

      1995                       1994   1993   1992   1991

Dividend return               6.16% A   5.82% A   7.72%   8.63%   9.59%

Capital appreciation return   -0.11%    -6.04%    1.41%   0.81%    2.60%

Total return                  6.05%     -0.22%    9.13%   9.44%   12.19%

DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any, and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST          PAST 6         PAST
                                  MONTH         MONTHS         YEAR

Dividends per share A             4.79(cents)   27.62(cents)   56.14(cents)

Annualized dividend rate          5.96%         5.80%          5.99%

30-day annualized yield           5.21%         -              -

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $9.46 over the past month, $9.44 over the past six months and $9.38 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 1.50% sales charge.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE CLASS' INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, CLASS A DIVIDENDS PAID DURING 1995 OF APPROXIMATELY 15.4(CENTS) PER SHARE ARE EXPECTED TO BE A NON-TAXABLE RETURN OF CAPITAL. CLASS A DIVIDENDS PAID DURING 1994 OF APPROXIMATELY 8.0(CENTS) PER SHARE WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WILL BE REPORTED TO YOU IN JANUARY 1996
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. bond markets posted strong
returns during the 12 months ended
October 31, 1995. For the 12-month
period, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
posted a total return of 15.65%. A
strong rally starting in November
1994 helped bonds recover from
the effects of the sharply rising
interest rate environment seen
earlier that year. Indications of a
slowing economy and a relative
absence of inflation pressures
encouraged bond investors, helping
to push interest rates down.
Monetary policy also played a role
in the bond market's performance.
In an effort to thwart the possibility of
a recession, the Federal Reserve
Board lowered the fed funds rate -
the rate banks charge each other
for overnight loans - by 0.25% in
July to 5.75%. This policy reversal
followed a string of seven
successive interest rate increases
in 1994 and early 1995.
Mortgage-backed securities also
benefited from this environment, as
illustrated by the performance of the
Salomon Brothers Mortgage Index,
which returned 14.54% during the
period. Outside of the U.S.,
markets had mixed returns.
Emerging markets recovered from
the lows initiated by Mexico's peso
devaluation in December 1994. The
J.P. Morgan Emerging Markets
Bond Index returned 8.01% during
the 12-month period. Declining
interest rates and a relatively
weaker U.S. dollar helped the
Salomon Brothers World
Government Bond Index - which
includes U.S. issues - to post a
15.20% return.
An interview with Charles Morrison, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund
Q. CHARLIE, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended October 31, 1995, Class A had a total return of 6.05%. During the same period, the average short investment grade bond fund returned 8.79%, according to Lipper Analytical Services, and the Lehman Brothers 1-3 Year Government-Corporate Bond Index was up 8.93%.
Q. WHAT ACCOUNTED FOR THE FUND'S SUBPAR PERFORMANCE?
A. The fund's 12-month performance was markedly affected by emerging market debt investments, especially in Mexico, that it held in the latter part of 1994 and the beginning of 1995. After I assumed management responsibility for the fund in February, I significantly reduced the fund's emerging market debt investments. The fund currently holds approximately 0.2% in emerging market, dollar-denominated debt, and I don't intend to invest abroad in the foreseeable future. If we were to look at the fund's performance over the past six months, we would see that it has performed much better than during the first six months. Over the past six months, the fund posted a return that is much more in line with its peers and the short-term government/corporate market.
Q. WHERE HAVE YOU FOUND INVESTMENT OPPORTUNITIES?
A. There have been three main areas within the market where I have recently taken advantage of attractive opportunities. First, I have reduced the overall corporate exposure within the fund to take advantage of the historically narrow yield differential between corporate and Treasury bonds with similar maturities. Although both the fundamentals - factors relating to the fiscal health of issuers - and technicals - the supply of and demand for corporate issues - of the corporate market are in good shape, I find the valuation of that market to be increasingly less attractive because corporates have become relatively expensive. Second, I've added to the fund's commercial mortgage-backed investments, which make up 12.2% of the fund at the end of the period. This market is comprised of debt issues secured by the mortgages on commercial properties. It is an evolving market that provides greater yield and return potential than similar quality corporate securities. It has done well over the past six months, as the market has matured and the buyer universe has grown, increasing liquidity. By reducing corporates and buying higher-rated - primarily AAA - commercial mortgage-backed securities, I have increased the overall credit quality of the fund.
Q. AND THE THIRD AREA?
A. I have taken advantage of the flattening of the yield curve - when the difference between long-term rates and short-term rates diminishes - by selling very short, three- to six-month securities and long, five-year securities, and purchasing two-year issues. This makes sense to me given the historical flatness of the yield curve, and helps to limit the risk to the fund should the curve steepen, with long rates going up more than short rates.
Q. DID CURRENCIES AFFECT THE FUND?
A. In general, currencies were a negative factor during the fund's fiscal year. The fund realized currency losses from selling some bonds whose currencies had weakened versus the dollar. Most of these currency losses were realized early in the fiscal year when the fund was eliminating a lot of its foreign holdings. Going forward, I don't expect to be making significant investments in non dollar-denominated bonds. For tax purposes, these currency losses will cause part of this year's dividend to be treated as a return of capital, which won't be taxable to the fund's shareholders. The exact amount will be reported on shareholders' 1995 tax information that we'll be sending out in January.
Q. WHAT'S YOUR OUTLOOK?
A. I consider the fund to be defensively positioned at this time. This comes not from a particular concern over the direction of the economy, but more from the historically high valuations that exist within many of the investment alternatives available in the short-maturity sector of the market. I will continue to focus on special situations that look to provide value in the market, but don't expect to significantly change the overall structure of the fund until we see greater variations within the various subsectors of the market, such as corporates and mortgages.
FUND FACTS
GOAL: high current income
with preservation of capital
by investing primarily in a
broad range of
investment-grade
fixed-income securities, such
as corporate and
government bonds - both
foreign and domestic - with
a dollar-weighted average of
three years or less
START DATE: September 16,
1987
SIZE: as of October 31, 1995,
more than $556 million
MANAGER: Charles Morrison,
since February 1995; joined
Fidelity in 1987
(checkmark)
CHARLIE MORRISON ON THE
FEDERAL BUDGET AND THE FEDERAL
RESERVE BOARD:
"There has been a great deal
of discussion lately about
Washington's attempt to
reduce government spending
and the federal budget deficit.
Generally, reduced
government spending leads
to a drag on the economy. In
such a scenario, it would not
be unusual for the Federal
Reserve Board to ease
monetary policy by lowering
interest rates. This is similar
to how the Fed might increase
rates to curb growth and
inflation in a period of high
government spending.
"In terms of overall strategic
direction for the fund, I'll
continue to focus less on
active interest rate
forecasting and more on
adding value through
research-driven security
selection, market sector
rotation, yield curve
positioning and opportunistic
trading."
DISTRIBUTIONS
A total of 34.17% of the
dividends distributed during
the fiscal year was derived
from interest on U.S.
Government securities which
is generally exempt from state
income tax.
The fund will notify
shareholders in January 1996
of the applicable percentage
for use in preparing 1995
income tax returns.
INVESTMENT CHANGES


 QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS
                                   6 MONTHS AGO

Aaa                  60.0           58.3

Aa                   0.1            0.6

A                    11.9           11.3

Baa                  11.9           16.5

Ba                   5.6            7.4

Not rated            10.5           5.4

TABLE EXCLUDES SHORT-TERM INVESTMENTS. SECURITIES RATED AS "BA" BY MOODY'S WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    2.1    2.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    1.7    1.7

DURATION SHOWS HOW MUCH A BOND'S PRICE FLUCTUATES WITH CHANGES IN
COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 * AS OF APRIL 30, 1995 **
Corporate bonds 33.0%
U.S. government
and government
agency
obligations 53.1%
Foreign government
obligations 0.2%
Short-term
investments 0.6%
Other investments 13.1%
FOREIGN INVESTMENTS 0.9%
Corporate bonds 40.3%
U.S. government
and government
agency
obligations 51.4%
Foreign government
obligations 0.2%
Short-term
investments 0.4%
Other investments 7.7%
FOREIGN INVESTMENTS 0.3%
Row: 1, Col: 1, Value: 13.1
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 53.1
Row: 1, Col: 5, Value: 33.0
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 47.0
Row: 1, Col: 5, Value: 40.3


*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities


NONCONVERTIBLE BONDS - 33.0%
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - 0.2%
SHIP BUILDING & REPAIR - 0.2%
Tennessee Gas Pipeline Co. 9 1/4%, 5/15/96  Baa2 $ 1,320,000 $ 1,340,368
BASIC INDUSTRIES - 1.0%
CHEMICALS & PLASTICS - 0.7%
Methanex Corp. 8 7/8%, 11/15/01  A3  3,760,000  4,121,900
PAPER & FOREST PRODUCTS - 0.3%
Boise Cascade Corp. 7 3/8%, 8/1/97  Baa3  1,440,000  1,462,925
TOTAL BASIC INDUSTRIES   5,584,825
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Ford Motor Co. 1993-A Pass Thru Trust, ctf
4.67%, 1/1/96  A1  2,350,000  2,344,830
ENERGY - 0.1%
OIL & GAS - 0.1%
McDermott International, Inc. 7.95%, 7/2/97  Baa3  500,000  512,105
FINANCE - 19.2%
ASSET-BACKED SECURITIES - 7.5%
Boatmens Auto Trust 6.35%, 10/15/01  A2  640,000  641,900
Capital Auto Receivables Asset Trust,
5.85%, 1/15/98   Aaa  387,139  385,446
Caterpillar Financial Asset Trust
6.65%, 6/25/00  A2  1,410,225  1,416,585
Concord Leasing, Inc. (c):
5.04%, 7/15/98  AAA  476,804  470,839
 5.31%, 1/20/99  AAA  82,057  81,047
Discover Card Trust:
7 7/8%, 4/16/98  A2  480,000  483,000
 6 1/8%, 5/15/98  A2  1,700,000  1,696,804
 6.90%, 2/16/00  A2  1,888,000  1,916,320
General Motors Acceptance Corp. Grantor Trust
1995-A, 7.15%, 3/15/00  Aaa  5,536,757  5,616,320
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  591,378  588,775
MBNA Master Credit Card Trust
7 3/4%, 10/15/98  Aaa  900,000  913,781
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Midlantic Grantor Trust, Class B,
5.15%, 9/15/97  A1 $ 58,048 $ 58,003
Premier Auto Trust:
5.89%, 8/17/98  Aaa  492,655  492,193
 4.95%, 2/2/99  A2  1,707,924  1,688,442
 8.05%, 4/4/00  Aaa  5,100,000  5,345,438
SC Finance Corp. Recreational Vehicle Loan
Trust, 7 1/4%, 9/15/06   Aaa  35,291  35,556
Standard Credit Card Master Trust I:
9%, 8/7/97  A2  1,700,000  1,736,656
 8 1/4%, 10/7/97  A2  6,310,000  6,432,256
 4.85%, 3/7/99  A2  2,000,000  1,963,900
 7.65%, 2/15/00  A2  800,000  825,250
 6 3/4% 6/07/00  Aaa  4,830,000  4,916,022
Toyota Auto Receivables Grantor Trust
6.15%, 1/15/99  Baa2  1,054,331  1,050,700
United Federal Savings Bank Grantor Trust :
6.975%, 7/10/00  Baa2  594,675  599,319
 7.275%, 11/10/00  Baa2  577,161  583,833
Union Acceptance Corp. 7.075%, 7/10/02  Baa2  783,401  788,783
Union Federal Savings 1994-D
8.20%, 1/10/01  Baa2  565,577  580,598
  41,307,766
BANKS - 2.9%
Bank of Boston Corp. 9 1/2%, 8/15/97  Baa1  2,013,000  2,127,741
Continental Bank Mortgage Corp.
9 7/8%, 6/15/96  A2  1,200,000  1,225,500
First Bank Systems, Inc. 9.89%, 3/6/96  A3  100,000  101,369
First Fidelity Bancorporation 8 1/2%, 4/1/98  A3  1,010,000  1,063,530
KeyCorp 7.10%, 3/28/97  A1  1,440,000  1,460,304
Manufacturers Hanover Trust, NY (d):
5 3/4%, 4/30/97   A2  1,000,000  993,730
 euro 6.1875%, 7/15/97   A3  3,450,000  3,445,688
Marine Midland Banks, Inc.
8 5/8%, 3/1/97  Baa1  1,850,000  1,901,708
Provident Bank 5%, 6/15/96  A3  1,000,000  993,250
Signet Banking Corp. 6%, 5/15/97 (d)  Baa2  2,430,000  2,412,771
  15,725,591
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 7.5%
Advanta Corp. 8.18%, 2/9/97  Baa3 $ 1,820,000 $ 1,862,151
Associates Corp. of North America
6 7/8%, 1/15/97  Aa3  400,000  403,672
Case Equipment Loan Trust:
1995-A3 6.15% 9/15/02  Aaa  6,840,000  6,857,100
  6.45%, 9/15/02  A3  1,400,000  1,403,500
Chrysler Financial Corp.:
euro 9 1/2%, 4/12/96  BBB  1,000,000  1,014,900
 6%, 4/15/96  A3  3,590,000  3,587,882
 10.34%, 5/15/08  A3  3,450,000  3,523,244
Ford Motor Credit Corp.:
9%, 6/28/96  A2  50,000  50,953
 6.05%, 3/31/98  A1  1,460,000  1,459,168
General Motors Acceptance Corp.:
7 3/4%, 1/17/97  A3  3,610,000  3,682,489
 7 7/8%, 2/27/97  A3  2,230,000  2,281,914
 7.90%, 3/12/97  A3  3,650,000  3,738,367
 7 1/8%, 5/23/97  A3  900,000  914,400
Greyhound Financial Corp.:
8 1/4%, 3/11/97  Baa1  1,100,000  1,128,435
 6.94%, 1/28/98  Baa2  3,000,000  3,040,380
Tenneco Credit Corp. 10.05%, 8/17/98  Baa2  2,670,000  2,904,693
Westinghouse Credit Corp.:
8.70%, 5/20/96  Ba1  935,000  943,256
 8.79%, 5/22/96  Ba1  2,000,000  2,018,840
 9.06%, 6/3/98  Ba1  400,000  420,332
  41,235,676
INSURANCE - 0.2%
ITT Hartford Group, Inc. 7 1/4%, 12/1/96  A1  850,000  859,223
SAVINGS & LOANS - 1.1%
Golden West Financial Corp.
10 1/4%, 5/15/97  A3  300,000  317,826
USAT Holdings, Inc. 8.05%, 5/15/98 (c)  Ba2  6,000,000  5,925,000
  6,242,826
TOTAL FINANCE   105,371,082
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Cardinal Distribution Inc. 8%, 3/01/97  A3 $ 950,000 $ 968,573
INDUSTRIAL MACHINERY & EQUIPMENT -0.2%
ELECTRICAL EQUIPMENT - 0.2%
Westinghouse Electric Corp.:
8.71%, 2/13/98  Ba1  245,000  254,528
 8.96%, 6/17/98  Ba1  700,000  734,356
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   988,884
MEDIA & LEISURE - 0.4%
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp. 8 1/8%, 4/1/97  Baa1  925,000  940,781
Mattel, Inc. 6 7/8%, 8/1/97  Baa1  1,250,000  1,256,888
TOTAL MEDIA & LEISURE   2,197,669
NONDURABLES - 0.1%
TOBACCO - 0.1%
Philip Morris Companies, Inc.
8 7/8%, 7/1/96  A2  350,000  356,832
RETAIL & WHOLESALE - 1.0%
GENERAL MERCHANDISE STORES - 0.9%
Sears, Roebuck & Co.:
8.55%, 8/1/96  A2  500,000  508,735
 8.95%, 11/27/96  A2  245,000  252,499
 9.22%, 1/30/97  A2  1,700,000  1,765,926
 7 3/4%, 2/27/97  A2  2,210,000  2,260,808
 7.30%, 6/12/97  A2  245,000  249,937
  5,037,905
GROCERY STORES - 0.1%
American Stores Co.:
8 1/4%, 4/21/98  Baa3  300,000  312,354
 8.44%, 4/24/98  Baa3  300,000  313,686
  626,040
TOTAL RETAIL & WHOLESALE   5,663,945
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
SERVICES - 0.1%
ADVERTISING - 0.1%
Valassis Inserts, Inc. 9 3/8%, 3/15/99  Ba2 $ 725,000 $ 728,625
TECHNOLOGY - 1.9%
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Comdisco, Inc.:
6.89%, 8/30/96  Baa2  2,480,000  2,495,500
 7 3/4%, 1/29/97  Baa2  800,000  814,128
 7.73%, 2/18/97  Baa2  6,950,000  7,073,224
 7 1/4%, 4/15/98  Baa2  120,000  122,580
TOTAL TECHNOLOGY   10,505,432
TRANSPORTATION - 2.4%
AIR TRANSPORTATION - 2.2%
AMR Corp.:
7 3/4%, 12/1/97  Baa3  6,810,000  6,948,652
 9 1/2%, 7/15/98  Baa3  250,000  268,228
Delta Air Lines, Inc. 9 7/8%, 1/1/98  Ba1  2,000,000  2,124,720
United Air Lines, Inc. 6 3/4%, 12/1/97  Baa3  2,580,000  2,571,305
  11,912,905
TRUCKING & FREIGHT - 0.2%
Federal Express Corp. 9 3/4%, 5/15/96  Baa2  1,000,000  1,018,120
TOTAL TRANSPORTATION   12,931,025
UTILITIES - 5.8%
ELECTRIC UTILITY - 3.6%
Gulf States Utilities Co.:
5%, 1/1/96  Baa3  575,000  573,540
 9.72%, 7/1/98  Ba1  3,485,000  3,648,377
Long Island Lighting Co.:
8 3/4%, 5/1/96  Baa3  5,580,000  5,648,578
 7.3%, 7/15/99  Ba1  1,630,000  1,621,214
Public Service Co. of New Hampshire 1st mtg.:
8 7/8%, 5/15/96  Ba1  1,210,000  1,230,691
 9.17%, 5/15/98  Ba1  6,100,000  6,430,620
United Illuminating Co. 7 3/8%, 1/15/98  Baa3  450,000  458,694
  19,611,714
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
UTILITIES - CONTINUED
GAS - 2.2%
ARKLA, Inc.:
9.38%, 3/15/96  Ba2 $ 1,500,000 $ 1,513,290
 9 7/8%, 4/15/97  Ba2  1,440,000  1,505,549
 8.875%, 7/15/99  Ba2  1,500,000  1,591,305
Florida Gas 7 3/4%, 11/1/97 (c)  Baa2  1,630,000  1,675,705
Transco Energy Co. 9 1/2%, 12/1/95  Baa2  3,250,000  3,260,563
Transcontinental Gas Pipe Line Corp.:
9%, 11/15/96  Baa1  1,500,000  1,541,625
 6.21%, 5/15/00  Baa1  1,330,000  1,329,455
  12,417,492
TOTAL UTILITIES   32,029,206
TOTAL NONCONVERTIBLE BONDS
(Cost $182,337,257)   181,523,401
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 53.1%
U.S. TREASURY OBLIGATIONS - 50.2%
4 3/8%, 11/15/96  Aaa  41,040,000  40,539,722
7 1/4%, 11/15/96  Aaa  31,186,000  31,692,773
8 1/2%, 5/15/97  Aaa  8,300,000  8,647,521
8 3/4%, 10/15/97  Aaa  61,745,000  65,256,438
5 1/8%, 3/31/98  Aaa  71,075,000  70,197,935
9%, 5/15/98  Aaa  4,690,000  5,052,725
9 1/4%, 8/15/98  Aaa  26,650,000  29,048,500
5 1/8% 12/31/98  Aaa  975,000  958,240
7 3/4%, 12/31/99  Aaa  23,314,000  24,964,165
TOTAL U.S. TREASURY OBLIGATIONS   276,358,019
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Mortgage Corp.:
4.78%, 2/10/97 (callable)  Aaa  800,000  788,938
Government Trust Certificates
(assets of the Trust guaranteed by U.S.
Government through Defense Security
Assistance Agency):
 Class 3-B 8.55%, 11/15/97  Aaa  1,384,374  1,409,390
  Class 1-C 9 1/4%, 11/15/01  Aaa  1,609,000  1,770,190
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank):
 Series 1994-C, 6.61%, 9/15/99  Aaa $ 346,615 $ 350,745
  Series 1995-A, 6.28%, 6/15/04  Aaa  2,180,000  2,182,616
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 5 1/4%, 3/15/98  Aaa  2,480,000  2,449,769
  4 7/8%, 9/15/98  Aaa  2,050,000  1,998,750
  6%, 2/15/99  Aaa  740,000  742,160
  7 3/4%, 11/15/99  Aaa  3,124,000  3,309,784
Private Export Funding Corp. :
Series CC, 9 1/2%, 3/31/99  Aaa  320,000  353,894
 6.86%, 4/30/04  Aaa  727,200  742,493
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   16,098,729
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $287,625,100)   292,456,748
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
U.S. GOVERNMENT AGENCY - 0.3%
Federal National Mortgage Association
planned amortization class Series 155-PC,
5 1/4%, 3/25/13  Aaa  1,250,000  1,233,200
PRIVATE SPONSOR - 0.3%
General Electric Capital Mortgage Services, Inc.
planned amortization class Series 1993-18
Class A-5, 6%, 2/25/02  AAA  1,810,000  1,800,950
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,011,850)   3,034,150
COMMERCIAL MORTGAGE SECURITIES - 12.2%
CS First Boston Mortgage Securities Corp.:
commercial floater Series 1994-CFB1,
 Class A-1, 6.425%, 1/25/28 (d)  AAA  3,665,091  3,660,510
 Series 1995-AEW1, Class A-1
 6.665%, 11/25/27  Aaa  1,700,000  1,698,938
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FDIC commercial Series 1994-C1 Class II-A1,
6.30%, 9/25/25  Aaa $ 1,343,413 $ 1,342,573
Kearny Street Mortgage (c):
 commercial floater, Series 1995-1,
 Class A-1, 7.04%, 2/20/30 (d)  AAA  892,427  905,814
 commercial :
 Class II-B, 6.60%, 10/15/02  -  1,000,000  1,002,360
  Class II-C, 7.30%, 10/15/03  -  400,000  401,192
  Class II-D, 7 3/4%, 10/15/05  -  300,000  301,086
Lennar Central Partners LP (c):
commercial Series 1995-1,
 Class C, 7.55%, 5/15/03  -  1,200,000  1,200,000
 commercial floater Series 1994-1,
 Class B, 6 7/8%, 9/15/01 (d)  -  4,943,000  4,944,532
Merrill Lynch Mortgage Investments, Inc. commercial
Series 1995-C2, Class A-1,
7.38%, 6/15/21  Aaa  2,300,000  2,340,969
Meritor Mortgage Security Corp. commercial
Series 1987-1 Class A-3, commercial,
9.40%, 6/1/99  Baa3  1,312,503  1,322,347
Morgan Stanley Capital commercial Series 1995-1
Class A-1, 7%, 2/15/02 (c)  AAA  6,005,386  6,076,700
Nomura Asset Securities Corp.
commercial floater Series 1994-MD-II,
Class A-6, 7.097% 7/4/03 (d)  -  1,296,427  1,289,337
Oregon pass thru certificates commercial
Series 1995 Class A-1, 7.15%, 6/25/26 (c)  AAA  4,641,847  4,659,254
SKW Real Estate LP (c):
commercial floater Class A, 6.45%, 4/15/02 (e)  AA  2,839,776  2,842,439
 Class C 7.45% 04/15/03   BBB  1,800,000  1,804,500
SC Finance Corp. commercial floater
7.425%, 8/1/04 (c)(d)  -  4,100,000  4,117,938
Whitehall Partners commercial Series 1995-C1
Class A-2, 6.91%, 7/20/25 (c)  -  6,799,270  6,846,015
Resolution Trust Corp.:
commercial:
 Series 1994-N2 Class 3,
  7 1/2%, 12/15/04 (c)(e)  Baa2  3,100,000  3,113,563
  Series 1994-C2 Class A-2,
  7 3/4%, 4/25/25  AAA  507,820  510,200
  Series 1994-C2 Class A-4,
   7 1/2%, 4/25/25  AAA  723,384  724,062
  Series 1994-C2 Class E,
   8%, 4/25/25  BB+  3,392,482  3,139,106
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Resolution Trust Corp.: - continued
commercial:
  Series 1994-C1 Class A-4,
  7 1/4%, 6/25/26  AAA $ 1,068,586 $ 1,065,246
  Series 1995-C1 Class A-2A,
   6 1/4%, 2/25/27  Aaa  2,157,987  2,147,534
  Series 1995-C1 Class A-4A,
   6 1/4%, 2/25/27  Aaa  1,235,617  1,229,439
 commercial floater (d):
 Series 1992-C3 Class A-2,
  6.725%, 8/25/23  Aa2  464,095  464,530
  Series 1993-C2 Class A-2,
  6.0875% 3/25/25  AAA  3,884,319  3,908,596
  Series 1994-C1 Class A-3,
  6.4875%, 6/25/26  AAA  3,016,675  3,014,789
Ryland Mortgage Securities Corp. commercial
Series 1992-C3 Class A-2, 7 1/2%, 8/1/23  Aaa  -  -
Structured Asset Securities Corp. commercial
Series 1993-C1 Class A-1,
6.60%, 10/25/24  AA  1,347,198  1,341,304
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $66,785,079)   67,414,873
FOREIGN GOVERNMENT OBLIGATIONS (F) - 0.2%
Province of Chaco, Argentina 11 7/8%,
9/10/97 (b)
(Cost $934,096)  -  866,667  892,667
CERTIFICATES OF DEPOSIT - 0.3%
Advanta National Bank 6.26%, 9/1/97
(Cost $1,798,128)    1,800,000  1,800,000
MUNICIPAL SECURITIES - 0.6%
Louisiana Pub. Facs. Auth. Rev
9.95%, 6/1/96  A3  2,095,000  2,140,252
Shreveport Louisiana Wtr. & Swr. Rev.
Rfdg. 0%, 12/1/96  Aaa  1,500,000  1,407,765
TOTAL MUNICIPAL SECURITIES
(Cost $3,647,942)   3,548,017
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $546,139,452)  $ 550,669,856
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Province of Chaco,
 Argentina 11 7/8%,
 9/10/97 3/9/94 $ 934,096
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $46,367,984 or 8.3% of net assets.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(f) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 72.0% AAA, AA, A 74.2%
Baa 11.9% BBB  12.1%
Ba 5.6% BB  7.8%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 4.1%.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $546,287,155. Net unrealized appreciation aggregated $4,382,701, of which $6,832,308 related to appreciated investment securities and $2,449,607 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $38,011,000 which will expire between October 31, 1996 and October 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (cost $546,139,452) -                 $ 550,669,856
See accompanying schedule

Interest receivable                                                       8,336,799

Other receivables                                                         2,354

Prepaid expenses                                                          12,056

Receivable from investment adviser for expense                            5,453
reductions

 TOTAL ASSETS                                                             559,026,518

LIABILITIES

Payable to custodian bank                                   $ 49,100

Payable for fund shares redeemed                             1,645,410

Distributions payable                                        488,375

Accrued management fee                                       209,342

Distribution fees payable                                    68,805

Other payables and accrued expenses                          193,053

 TOTAL LIABILITIES                                                        2,654,085

NET ASSETS                                                               $ 556,372,433

Net Assets consist of:

Paid in capital                                                          $ 592,834,085

Distributions in excess of net investment income                          (2,835,623)

Accumulated undistributed net realized gain (loss) on                     (38,156,433)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                             4,530,404
investments and assets and liabilities in foreign
currencies

NET ASSETS                                                               $ 556,372,433

CALCULATION OF MAXIMUM OFFERING PRICE                                     $9.47
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($546,545,862 (divided by) 57,733,624 shares)

Maximum offering price per share (100/98.50 of $9.47)                     $9.61

INSTITUTIONAL CLASS:                                                      $9.47
NET ASSET VALUE, offering price and redemption price per
 share ($9,826,571 (divided by) 1,037,510 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                          $ 44,263,122
Interest

EXPENSES

Management fee                                             $ 2,889,187

Transfer agent fees                                         1,421,694
Class A

 Institutional Class                                        40

Distribution fees - Class A                                 952,752

Accounting fees and expenses                                231,369

Non-interested trustees' compensation                       3,464

Custodian fees and expenses                                 42,240

Registration fees                                           80,673
Class A

 Institutional Class                                        14,616

Audit                                                       37,941

Reports to shareholders                                     25,787

 Total expenses before reductions                           5,699,763

 Expense reductions                                         (5,453)         5,694,310

NET INVESTMENT INCOME                                                       38,568,812

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (30,705,630)

 Foreign currency transactions                              1,337,570       (29,368,060)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      24,485,726

 Assets and liabilities in foreign currencies               455,173         24,940,899

NET GAIN (LOSS)                                                             (4,427,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 34,141,651
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         OCTOBER 31,      OCTOBER 31,
                                                         1995             1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 38,568,812     $ 47,704,156
Net investment income

 Net realized gain (loss)                                 (29,368,060)     (26,191,734)

 Change in net unrealized appreciation (depreciation)     24,940,899       (26,799,695)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          34,141,651       (5,287,273)
FROM OPERATIONS

Distributions to shareholders                             (27,653,285)     (38,309,373)
From net investment income
 Class A

  Institutional Class                                     (106,031)        -

 In excess of net investment income                       -                (3,559,742)
 Class A

 Return of capital (Note 1)                               (10,490,479)     (6,458,279)
 Class A

  Institutional Class                                     (36,934)         -

 TOTAL DISTRIBUTIONS                                      (38,286,729)     (48,327,394)

Share transactions - net increase (decrease)              (227,408,479)    187,338,982

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (231,553,557)    133,724,315

NET ASSETS

 Beginning of period                                      787,925,990      654,201,675

 End of period (including distributions in excess of     $ 556,372,433    $ 787,925,990
net investment income of $2,835,623 and
$3,773,984, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                YEARS ENDED OCTOBER 31,

                                1995                      1994 C, E   1993        1992        1991

SELECTED PER-SHARE DATA

Net asset value, beginning      $ 9.480                   $ 10.090    $ 9.950     $ 9.870     $ 9.620
of period

Income from Investment
Operations

 Net investment income           .403                      .479        .732        .830        .848

 Net realized and unrealized     .148 F                    (.501)      .146        .071        .270
 gain (loss)

 Total from investment           .551                      (.022)      .878        .901        1.118
 operations

Less Distributions

 From net investment income      (.407)                    (.464)      (.738)      (.821)      (.868)

 In excess of net                -                         (.044)      -           -           -
 investment income

 Return of capital               (.154)                    (.080)      -           -           -

 Total distributions             (.561)                    (.588)      (.738)      (.821)      (.868)

Net asset value, end of         $ 9.470                   $ 9.480     $ 10.090    $ 9.950     $ 9.870
period

TOTAL RETURN A, B                6.05%                     (0.22)%     9.13%       9.44%       12.19%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period       $ 546,546                 $ 787,926   $ 654,202   $ 170,558   $ 25,244
(000 omitted)

Ratio of expenses to average     .89%                      .97%        .95%        .90%        .90%
net assets                                                                        D           D

Ratio of net investment          6.05%                     5.91%       6.77%       7.59%       8.50%
income to average net
assets

Portfolio turnover               179%                      108%        58%         57%         127%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH PRESENT PERIOD ACCOUNTING
POLICIES.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        JULY 3, 1995
                                                        (COMMENCEMENT
                                                        OF
                                                        OPERATIONS) TO
                                                        OCTOBER 31,

                                                        1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.450

Income from Investment Operations

 Net investment income                                   .137

 Net realized and unrealized gain (loss)                 .067 D

 Total from investment operations                        .204

Less Distributions

 From net investment income                              (.136)

 Return of capital                                       (.048)

 TOTAL DISTRIBUTIONS                                     (.184)

Net asset value, end of period                          $ 9.470

TOTAL RETURN  B                                          2.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 9,827

Ratio of expenses to average net assets                  .85% A,
                                                        C

Ratio of net investment income to average net assets     6.10% A

Portfolio turnover                                       179%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Short Fixed-Income (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount and wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using
2. OPERATING POLICIES -
CONTINUED
FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $892,667 or 0.2% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $973,193,592 and $1,013,282,400, respectively, of which U.S. government and government agency obligations aggregated $816,902,007 and $758,343,245, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .15% of the average net assets of Class A. For the period, the fund paid FDC $952,752 under the Class A Plan, of which $933,777 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 1.50% for selling Class A shares of the fund. For the period,
FDC received sales charges of $786,085 on sales of Class A shares of the fund, of which $618,178 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00%, and 0.85% of average net assets for Class A and Institutional Class, respectively. For the period, the reimbursement reduced expenses by $0 and $5,453 for Class A and Institutional Class, respectively.
6. SHARE TRANSACTIONS.
Share transactions for each class was as follows:
  SHARES DOLLARS
 YEARS ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A 1994  1995 A  1994

CLASS A
Shares sold  20,377,823  72,835,096 $ 190,869,432 $ 719,576,625
Reinvestment of distributions  3,265,988  3,897,323  30,573,100  37,895,194
Shares redeemed  (48,984,447)  (58,463,343)  (458,631,505)  (570,132,837)
Net increase (decrease)  (25,340,636)  18,269,076 $ (237,188,973) $
187,338,982
INSTITUTIONAL CLASS
Shares sold  1,074,155  - $ 10,126,478 $ -
Reinvestment of distributions  13,078  -  123,702  -
Shares redeemed  (49,723)  -  (469,686)  -
Net increase (decrease)  1,037,510  - $ 9,780,494 $ -
A SHARE TRANSACTIONS FOR THE INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Short Fixed-Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Short Fixed-Income Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 ( Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Short Fixed-Income Fund, as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 ( Institutional Class), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

SHORT FIXED-INCOME
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     21   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    26   Notes to the financial statements.

REPORT OF INDEPENDENT    31   The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR SHORT FIXED-INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.15% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past one year, past five years and the life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                     PAST 1   PAST 5   LIFE OF
                                                   YEAR     YEARS    FUND

Advisor Short Fixed-Income - Institutional Class   6.10%    41.85%   78.25%

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index                   8.93%    40.79%   n/a

Average Short Investment Grade Bond Fund           8.79%    42.23%   n/a

Consumer Price Index                               2.81%    15.13%   33.65%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on September 16, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Lehman Brothers 1-3 Year Government-Corporate Bond Index - a broad measure of the performance of short-term government and corporate bonds. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average short investment grade bond fund, which reflects the performance of 144 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Comparing Institutional Class' performance to the consumer price index (CPI) helps show how your fund did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Advisor Short Fixed-Income - Institutional    6.10%    7.24%    7.37%
Class

Lehman Brothers 1-3 Year
 Government-Corporate Bond Index              8.93%    7.08%    n/a

Average Short Investment Grade Bond Fund      8.79%    7.29%    n/a

Consumer Price Index                          2.81%    2.86%    3.65%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                     Fidelity Advisor ShLB 1-3 Year Government/Corp
            09/30/87           10000.00          10000.00
            10/31/87           10151.77          10197.98
            11/30/87           10222.72          10266.04
            12/31/87           10284.41          10337.38
            01/31/88           10419.48          10493.14
            02/29/88           10522.74          10584.77
            03/31/88           10556.28          10608.33
            04/30/88           10569.16          10622.40
            05/31/88           10561.33          10618.15
            06/30/88           10668.31          10724.50
            07/31/88           10669.73          10732.03
            08/31/88           10714.06          10759.19
            09/30/88           10821.04          10883.86
            10/31/88           10918.88          10993.49
            11/30/88           10886.96          10967.31
            12/31/88           10920.55          10992.51
            01/31/89           11009.55          11080.86
            02/28/89           11029.00          11083.48
            03/31/89           11084.45          11128.31
            04/30/89           11204.77          11308.94
            05/31/89           11357.63          11469.62
            06/30/89           11542.47          11681.34
            07/31/89           11738.98          11855.43
            08/31/89           11655.20          11788.34
            09/30/89           11715.34          11857.72
            10/31/89           11889.81          12042.61
            11/30/89           11983.20          12150.27
            12/31/89           12046.15          12198.37
            01/31/90           12018.87          12211.13
            02/28/90           12067.46          12275.93
            03/31/90           12131.32          12314.87
            04/30/90           12142.39          12345.63
            05/31/90           12333.21          12536.40
            06/30/90           12428.63          12668.94
            07/31/90           12575.82          12822.41
            08/31/90           12555.70          12867.89
            09/30/90           12587.01          12964.43
            10/31/90           12554.88          13098.27
            11/30/90           12633.95          13226.22
            12/31/90           12753.15          13381.00
            01/31/91           12714.81          13502.08
            02/28/91           12846.72          13599.59
            03/31/91           13076.12          13698.42
            04/30/91           13266.46          13832.59
            05/31/91           13401.87          13918.98
            06/30/91           13467.38          13970.68
            07/31/91           13559.90          14093.39
            08/31/91           13787.52          14284.50
            09/30/91           13930.15          14438.30
            10/31/91           14085.65          14593.74
            11/30/91           14228.13          14741.32
            12/31/91           14458.40          14964.17
            01/31/92           14517.70          14948.79
            02/29/92           14615.57          14996.24
            03/31/92           14683.79          14992.96
            04/30/92           14779.04          15130.08
            05/31/92           14932.25          15271.77
            06/30/92           15069.49          15427.86
            07/31/92           15256.89          15608.82
            08/31/92           15386.45          15734.81
            09/30/92           15513.70          15883.70
            10/31/92           15415.25          15788.15
            11/30/92           15422.43          15765.90
            12/31/92           15558.09          15914.79
            01/31/93           15793.87          16084.62
            02/28/93           15986.02          16215.84
            03/31/93           16088.67          16268.53
            04/30/93           16170.09          16370.63
            05/31/93           16238.72          16333.32
            06/30/93           16401.78          16457.02
            07/31/93           16498.79          16494.65
            08/31/93           16660.66          16632.74
            09/30/93           16718.20          16686.41
            10/31/93           16822.29          16725.35
            11/30/93           16891.51          16730.26
            12/31/93           17035.18          16798.00
            01/31/94           17141.47          16905.00
            02/28/94           17001.59          16802.58
            03/31/94           16612.17          16716.19
            04/30/94           16524.59          16652.70
            05/31/94           16624.08          16675.28
            06/30/94           16493.25          16719.13
            07/31/94           16643.69          16871.30
            08/31/94           16778.81          16928.24
            09/30/94           16772.35          16890.61
            10/31/94           16785.15          16929.22
            11/30/94           16813.98          16858.21
            12/31/94           16461.24          16890.28
            01/31/95           16583.71          17122.29
            02/28/95           16789.20          17359.21
            03/31/95           16877.45          17457.70
            04/30/95           17014.86          17615.76
            05/31/95           17320.99          17920.74
            06/30/95           17402.55          18018.26
            07/31/95           17486.63          18090.25
            08/31/95           17593.46          18199.88
            09/30/95           17679.97          18289.87
            10/31/95           17808.84          18441.70

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Short Fixed-Income Fund - Institutional Class on September 30, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $17,809 - a 78.09% increase on your initial investment. For comparison, look at how the Lehman Brothers 1-3 Year Government-Corporate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,442 - an 84.42% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
      YEARS ENDED OCTOBER 31,

      1995                       1994   1993   1992   1991

Dividend return               6.21% A   5.82% A   7.72%   8.63%   9.59%

Capital appreciation return   -0.11%    -6.04%    1.41%   0.81%    2.60%

Total return                  6.10%     -0.22%    9.13%   9.44%   12.19%

DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995    PAST MONTH    LIFE OF CLASS

Dividends per share A             4.89(cents)   18.43(cents)

Annualized dividend rate          6.08%         5.93%

30-day annualized yield           n/a           -

DIVIDENDS per share show the income paid by the class for a set period. If you annualize this number, based on an average net asset value of $9.47 over the past month, and $9.45 over the life of Class, you can compare the class' income over these two periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE CLASS' INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, INSTITUTIONAL CLASS DIVIDENDS PAID DURING 1995 OF APPROXIMATELY 4.8(CENTS) PER SHARE ARE EXPECTED TO BE A NON-TAXABLE RETURN OF CAPITAL. CLASS A (THE ORIGINAL CLASS OF THE FUND) DIVIDENDS PAID DURING 1994 OF APPROXIMATELY 8.0(CENTS) PER SHARE WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WILL BE REPORTED TO YOU IN JANUARY 1996.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. bond markets posted strong
returns during the 12 months
ended October 31, 1995. For the
12-month period, the Lehman
Brothers Aggregate Bond Index - a
broad measure of U.S. taxable
bonds - posted a total return of
15.65%. A strong rally starting in
November 1994 helped bonds
recover from the effects of the
sharply rising interest rate
environment seen earlier that year.
Indications of a slowing economy
and a relative absence of inflation
pressures encouraged bond
investors, helping to push interest
rates down. Monetary policy also
played a role in the bond market's
performance. In an effort to thwart
the possibility of a recession, the
Federal Reserve Board lowered
the fed funds rate - the rate banks
charge each other for overnight
loans - by 0.25% in July to
5.75%. This policy reversal
followed a string of seven
successive interest rate increases
in 1994 and early 1995.
Mortgage-backed securities also
benefited from this environment, as
illustrated by the performance of
the Salomon Brothers Mortgage
Index, which returned 14.54%
during the period. Outside of the
U.S., markets had mixed returns.
Emerging markets recovered from
the lows initiated by Mexico's peso
devaluation in December 1994.
The J.P. Morgan Emerging
Markets Bond Index returned
8.01% during the 12-month period.
Declining interest rates and a
relatively weaker U.S. dollar helped
the Salomon Brothers World
Government Bond Index - which
includes U.S. issues - to post a
15.20% return.
An interview with Charles Morrison, Portfolio Manager of Fidelity Advisor Short Fixed-Income Fund
Q. CHARLIE, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended October 31, 1995, Institutional Class had a total return of 6.10%. During the same period, the average short investment grade bond fund returned 8.79%, according to Lipper Analytical Services, and the Lehman Brothers 1-3 Year Government-Corporate Bond Index was up 8.93%.
Q. WHAT ACCOUNTED FOR THE FUND'S SUBPAR PERFORMANCE?
A. The fund's 12-month performance was markedly affected by emerging market debt investments, especially in Mexico, that it held in the latter part of 1994 and the beginning of 1995. After I assumed management responsibility for the fund in February, I significantly reduced the fund's emerging market debt investments. The fund currently holds approximately 0.2% in emerging market, dollar-denominated debt, and I don't intend to invest abroad in the foreseeable future. If we were to look at the fund's performance over the past six months, we would see that it has performed much better than during the first six months. Over the past six months, the fund posted a return that is much more in line with its peers and the short-term government/corporate market.
Q. WHERE HAVE YOU FOUND INVESTMENT OPPORTUNITIES?
A. There have been three main areas within the market where I have recently taken advantage of attractive opportunities. First, I have reduced the overall corporate exposure within the fund to take advantage of the historically narrow yield differential between corporate and Treasury bonds with similar maturities. Although both the fundamentals - factors relating to the fiscal health of issuers - and technicals - the supply of and demand for corporate issues - of the corporate market are in good shape, I find the valuation of that market to be increasingly less attractive because corporates have become relatively expensive. Second, I've added to the fund's commercial mortgage-backed investments, which make up 12.2% of the fund at the end of the period. This market is comprised of debt issues secured by the mortgages on commercial properties. It is an evolving market that provides greater yield and return potential than similar quality corporate securities. It has done well over the past six months, as the market has matured and the buyer universe has grown, increasing liquidity. By reducing corporates and buying higher-rated - primarily AAA - commercial mortgage-backed securities, I have increased the overall credit quality of the fund.
Q. AND THE THIRD AREA?
A. I have taken advantage of the flattening of the yield curve - when the difference between long-term rates and short-term rates diminishes - by selling very short, three- to six-month securities and long, five-year securities, and purchasing two-year issues. This makes sense to me given the historical flatness of the yield curve, and helps to limit the risk to the fund should the curve steepen, with long rates going up more than short rates.
Q. DID CURRENCIES AFFECT THE FUND?
A. In general, currencies were a negative factor during the fund's fiscal year. The fund realized currency losses from selling some bonds whose currencies had weakened versus the dollar. Most of these currency losses were realized early in the fiscal year when the fund was eliminating a lot of its foreign holdings. Going forward, I don't expect to be making significant investments in non dollar-denominated bonds. For tax purposes, these currency losses will cause part of this year's dividend to be treated as a return of capital, which won't be taxable to the fund's shareholders. The exact amount will be reported on shareholders' 1995 tax information that we'll be sending out in January.
Q. WHAT'S YOUR OUTLOOK?
A. I consider the fund to be defensively positioned at this time. This comes not from a particular concern over the direction of the economy, but more from the historically high valuations that exist within many of the investment alternatives available in the short-maturity sector of the market. I will continue to focus on special situations that look to provide value in the market, but don't expect to significantly change the overall structure of the fund until we see greater variations within the various subsectors of the market, such as corporates and mortgages.
FUND FACTS
GOAL: high current income
with preservation of capital
by investing primarily in a
broad range of
investment-grade
fixed-income securities, such
as corporate and
government bonds - both
foreign and domestic - with
a dollar-weighted average of
three years or less
START DATE: September 16,
1987
SIZE: as of October 31, 1995,
more than $556 million
MANAGER: Charles Morrison,
since February 1995; joined
Fidelity in 1987
(checkmark)
CHARLIE MORRISON ON THE
FEDERAL BUDGET AND THE FEDERAL
RESERVE BOARD:
"There has been a great deal
of dis- cussion lately about
Washington's attempt to
reduce government spending
and the federal budget deficit.
Generally, reduced
government spending leads to
a drag on the economy. In
such a scenario, it would not
be unusual for the Federal
Reserve Board to ease
monetary policy by lowering
interest rates. This is similar to
how the Fed might increase
rates to curb growth and
inflation in a period of high
government spending.
"In terms of overall strategic
direction for the fund, I'll
continue to focus less on
active interest rate
forecasting and more on
adding value through
research-driven security
selection, market sector
rotation, yield curve
positioning and opportunistic
trading."
DISTRIBUTIONS
A total of 34.17% of the
dividends distributed during
the fiscal year was derived
from interest on U.S.
Government securities which
is generally exempt from state
income tax.
The fund will notify
shareholders in January 1996
of the applicable percentage
for use in preparing 1995
income tax returns.
INVESTMENT CHANGES


 QUALITY DIVERSIFICATION AS OF OCTOBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS
                                   6 MONTHS AGO

Aaa                  60.0           58.3

Aa                   0.1            0.6

A                    11.9           11.3

Baa                  11.9           16.5

Ba                   5.6            7.4

Not rated            10.5           5.4

TABLE EXCLUDES SHORT-TERM INVESTMENTS. SECURITIES RATED AS "BA" BY MOODY'S WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    2.1    2.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    1.7    1.7

DURATION SHOWS HOW MUCH A BOND'S PRICE FLUCTUATES WITH CHANGES IN
COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 * AS OF APRIL 30, 1995 **
Corporate bonds 33.0%
U.S. government
and government
agency
obligations 53.1%
Foreign government
obligations 0.2%
Short-term
investments 0.6%
Other investments 13.1%
FOREIGN INVESTMENTS 0.9%
Corporate bonds 40.3%
U.S. government
and government
agency
obligations 51.4%
Foreign government
obligations 0.2%
Short-term
investments 0.4%
Other investments 7.7%
FOREIGN INVESTMENTS 0.3%
Row: 1, Col: 1, Value: 13.1
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 53.1
Row: 1, Col: 5, Value: 33.0
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 47.0
Row: 1, Col: 5, Value: 40.3


*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities


NONCONVERTIBLE BONDS - 33.0%
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - 0.2%
SHIP BUILDING & REPAIR - 0.2%
Tennessee Gas Pipeline Co. 9 1/4%, 5/15/96  Baa2 $ 1,320,000 $ 1,340,368
BASIC INDUSTRIES - 1.0%
CHEMICALS & PLASTICS - 0.7%
Methanex Corp. 8 7/8%, 11/15/01  A3  3,760,000  4,121,900
PAPER & FOREST PRODUCTS - 0.3%
Boise Cascade Corp. 7 3/8%, 8/1/97  Baa3  1,440,000  1,462,925
TOTAL BASIC INDUSTRIES   5,584,825
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.4%
Ford Motor Co. 1993-A Pass Thru Trust, ctf
4.67%, 1/1/96  A1  2,350,000  2,344,830
ENERGY - 0.1%
OIL & GAS - 0.1%
McDermott International, Inc. 7.95%, 7/2/97  Baa3  500,000  512,105
FINANCE - 19.2%
ASSET-BACKED SECURITIES - 7.5%
Boatmens Auto Trust 6.35%, 10/15/01  A2  640,000  641,900
Capital Auto Receivables Asset Trust,
5.85%, 1/15/98   Aaa  387,139  385,446
Caterpillar Financial Asset Trust
6.65%, 6/25/00  A2  1,410,225  1,416,585
Concord Leasing, Inc. (c):
5.04%, 7/15/98  AAA  476,804  470,839
 5.31%, 1/20/99  AAA  82,057  81,047
Discover Card Trust:
7 7/8%, 4/16/98  A2  480,000  483,000
 6 1/8%, 5/15/98  A2  1,700,000  1,696,804
 6.90%, 2/16/00  A2  1,888,000  1,916,320
General Motors Acceptance Corp. Grantor Trust
1995-A, 7.15%, 3/15/00  Aaa  5,536,757  5,616,320
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  591,378  588,775
MBNA Master Credit Card Trust
7 3/4%, 10/15/98  Aaa  900,000  913,781
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Midlantic Grantor Trust, Class B,
5.15%, 9/15/97  A1 $ 58,048 $ 58,003
Premier Auto Trust:
5.89%, 8/17/98  Aaa  492,655  492,193
 4.95%, 2/2/99  A2  1,707,924  1,688,442
 8.05%, 4/4/00  Aaa  5,100,000  5,345,438
SC Finance Corp. Recreational Vehicle Loan
Trust, 7 1/4%, 9/15/06   Aaa  35,291  35,556
Standard Credit Card Master Trust I:
9%, 8/7/97  A2  1,700,000  1,736,656
 8 1/4%, 10/7/97  A2  6,310,000  6,432,256
 4.85%, 3/7/99  A2  2,000,000  1,963,900
 7.65%, 2/15/00  A2  800,000  825,250
 6 3/4% 6/07/00  Aaa  4,830,000  4,916,022
Toyota Auto Receivables Grantor Trust
6.15%, 1/15/99  Baa2  1,054,331  1,050,700
United Federal Savings Bank Grantor Trust :
6.975%, 7/10/00  Baa2  594,675  599,319
 7.275%, 11/10/00  Baa2  577,161  583,833
Union Acceptance Corp. 7.075%, 7/10/02  Baa2  783,401  788,783
Union Federal Savings 1994-D
8.20%, 1/10/01  Baa2  565,577  580,598
  41,307,766
BANKS - 2.9%
Bank of Boston Corp. 9 1/2%, 8/15/97  Baa1  2,013,000  2,127,741
Continental Bank Mortgage Corp.
9 7/8%, 6/15/96  A2  1,200,000  1,225,500
First Bank Systems, Inc. 9.89%, 3/6/96  A3  100,000  101,369
First Fidelity Bancorporation 8 1/2%, 4/1/98  A3  1,010,000  1,063,530
KeyCorp 7.10%, 3/28/97  A1  1,440,000  1,460,304
Manufacturers Hanover Trust, NY (d):
5 3/4%, 4/30/97   A2  1,000,000  993,730
 euro 6.1875%, 7/15/97   A3  3,450,000  3,445,688
Marine Midland Banks, Inc.
8 5/8%, 3/1/97  Baa1  1,850,000  1,901,708
Provident Bank 5%, 6/15/96  A3  1,000,000  993,250
Signet Banking Corp. 6%, 5/15/97 (d)  Baa2  2,430,000  2,412,771
  15,725,591
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 7.5%
Advanta Corp. 8.18%, 2/9/97  Baa3 $ 1,820,000 $ 1,862,151
Associates Corp. of North America
6 7/8%, 1/15/97  Aa3  400,000  403,672
Case Equipment Loan Trust:
1995-A3 6.15% 9/15/02  Aaa  6,840,000  6,857,100
  6.45%, 9/15/02  A3  1,400,000  1,403,500
Chrysler Financial Corp.:
euro 9 1/2%, 4/12/96  BBB  1,000,000  1,014,900
 6%, 4/15/96  A3  3,590,000  3,587,882
 10.34%, 5/15/08  A3  3,450,000  3,523,244
Ford Motor Credit Corp.:
9%, 6/28/96  A2  50,000  50,953
 6.05%, 3/31/98  A1  1,460,000  1,459,168
General Motors Acceptance Corp.:
7 3/4%, 1/17/97  A3  3,610,000  3,682,489
 7 7/8%, 2/27/97  A3  2,230,000  2,281,914
 7.90%, 3/12/97  A3  3,650,000  3,738,367
 7 1/8%, 5/23/97  A3  900,000  914,400
Greyhound Financial Corp.:
8 1/4%, 3/11/97  Baa1  1,100,000  1,128,435
 6.94%, 1/28/98  Baa2  3,000,000  3,040,380
Tenneco Credit Corp. 10.05%, 8/17/98  Baa2  2,670,000  2,904,693
Westinghouse Credit Corp.:
8.70%, 5/20/96  Ba1  935,000  943,256
 8.79%, 5/22/96  Ba1  2,000,000  2,018,840
 9.06%, 6/3/98  Ba1  400,000  420,332
  41,235,676
INSURANCE - 0.2%
ITT Hartford Group, Inc. 7 1/4%, 12/1/96  A1  850,000  859,223
SAVINGS & LOANS - 1.1%
Golden West Financial Corp.
10 1/4%, 5/15/97  A3  300,000  317,826
USAT Holdings, Inc. 8.05%, 5/15/98 (c)  Ba2  6,000,000  5,925,000
  6,242,826
TOTAL FINANCE   105,371,082
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Cardinal Distribution Inc. 8%, 3/01/97  A3 $ 950,000 $ 968,573
INDUSTRIAL MACHINERY & EQUIPMENT -0.2%
ELECTRICAL EQUIPMENT - 0.2%
Westinghouse Electric Corp.:
8.71%, 2/13/98  Ba1  245,000  254,528
 8.96%, 6/17/98  Ba1  700,000  734,356
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   988,884
MEDIA & LEISURE - 0.4%
LEISURE DURABLES & TOYS - 0.4%
Brunswick Corp. 8 1/8%, 4/1/97  Baa1  925,000  940,781
Mattel, Inc. 6 7/8%, 8/1/97  Baa1  1,250,000  1,256,888
TOTAL MEDIA & LEISURE   2,197,669
NONDURABLES - 0.1%
TOBACCO - 0.1%
Philip Morris Companies, Inc.
8 7/8%, 7/1/96  A2  350,000  356,832
RETAIL & WHOLESALE - 1.0%
GENERAL MERCHANDISE STORES - 0.9%
Sears, Roebuck & Co.:
8.55%, 8/1/96  A2  500,000  508,735
 8.95%, 11/27/96  A2  245,000  252,499
 9.22%, 1/30/97  A2  1,700,000  1,765,926
 7 3/4%, 2/27/97  A2  2,210,000  2,260,808
 7.30%, 6/12/97  A2  245,000  249,937
  5,037,905
GROCERY STORES - 0.1%
American Stores Co.:
8 1/4%, 4/21/98  Baa3  300,000  312,354
 8.44%, 4/24/98  Baa3  300,000  313,686
  626,040
TOTAL RETAIL & WHOLESALE   5,663,945
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
SERVICES - 0.1%
ADVERTISING - 0.1%
Valassis Inserts, Inc. 9 3/8%, 3/15/99  Ba2 $ 725,000 $ 728,625
TECHNOLOGY - 1.9%
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Comdisco, Inc.:
6.89%, 8/30/96  Baa2  2,480,000  2,495,500
 7 3/4%, 1/29/97  Baa2  800,000  814,128
 7.73%, 2/18/97  Baa2  6,950,000  7,073,224
 7 1/4%, 4/15/98  Baa2  120,000  122,580
TOTAL TECHNOLOGY   10,505,432
TRANSPORTATION - 2.4%
AIR TRANSPORTATION - 2.2%
AMR Corp.:
7 3/4%, 12/1/97  Baa3  6,810,000  6,948,652
 9 1/2%, 7/15/98  Baa3  250,000  268,228
Delta Air Lines, Inc. 9 7/8%, 1/1/98  Ba1  2,000,000  2,124,720
United Air Lines, Inc. 6 3/4%, 12/1/97  Baa3  2,580,000  2,571,305
  11,912,905
TRUCKING & FREIGHT - 0.2%
Federal Express Corp. 9 3/4%, 5/15/96  Baa2  1,000,000  1,018,120
TOTAL TRANSPORTATION   12,931,025
UTILITIES - 5.8%
ELECTRIC UTILITY - 3.6%
Gulf States Utilities Co.:
5%, 1/1/96  Baa3  575,000  573,540
 9.72%, 7/1/98  Ba1  3,485,000  3,648,377
Long Island Lighting Co.:
8 3/4%, 5/1/96  Baa3  5,580,000  5,648,578
 7.3%, 7/15/99  Ba1  1,630,000  1,621,214
Public Service Co. of New Hampshire 1st mtg.:
8 7/8%, 5/15/96  Ba1  1,210,000  1,230,691
 9.17%, 5/15/98  Ba1  6,100,000  6,430,620
United Illuminating Co. 7 3/8%, 1/15/98  Baa3  450,000  458,694
  19,611,714
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
UTILITIES - CONTINUED
GAS - 2.2%
ARKLA, Inc.:
9.38%, 3/15/96  Ba2 $ 1,500,000 $ 1,513,290
 9 7/8%, 4/15/97  Ba2  1,440,000  1,505,549
 8.875%, 7/15/99  Ba2  1,500,000  1,591,305
Florida Gas 7 3/4%, 11/1/97 (c)  Baa2  1,630,000  1,675,705
Transco Energy Co. 9 1/2%, 12/1/95  Baa2  3,250,000  3,260,563
Transcontinental Gas Pipe Line Corp.:
9%, 11/15/96  Baa1  1,500,000  1,541,625
 6.21%, 5/15/00  Baa1  1,330,000  1,329,455
  12,417,492
TOTAL UTILITIES   32,029,206
TOTAL NONCONVERTIBLE BONDS
(Cost $182,337,257)   181,523,401
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 53.1%
U.S. TREASURY OBLIGATIONS - 50.2%
4 3/8%, 11/15/96  Aaa  41,040,000  40,539,722
7 1/4%, 11/15/96  Aaa  31,186,000  31,692,773
8 1/2%, 5/15/97  Aaa  8,300,000  8,647,521
8 3/4%, 10/15/97  Aaa  61,745,000  65,256,438
5 1/8%, 3/31/98  Aaa  71,075,000  70,197,935
9%, 5/15/98  Aaa  4,690,000  5,052,725
9 1/4%, 8/15/98  Aaa  26,650,000  29,048,500
5 1/8% 12/31/98  Aaa  975,000  958,240
7 3/4%, 12/31/99  Aaa  23,314,000  24,964,165
TOTAL U.S. TREASURY OBLIGATIONS   276,358,019
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Mortgage Corp.:
4.78%, 2/10/97 (callable)  Aaa  800,000  788,938
Government Trust Certificates
(assets of the Trust guaranteed by U.S.
Government through Defense Security
Assistance Agency):
 Class 3-B 8.55%, 11/15/97  Aaa  1,384,374  1,409,390
  Class 1-C 9 1/4%, 11/15/01  Aaa  1,609,000  1,770,190
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank):
 Series 1994-C, 6.61%, 9/15/99  Aaa $ 346,615 $ 350,745
  Series 1995-A, 6.28%, 6/15/04  Aaa  2,180,000  2,182,616
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 5 1/4%, 3/15/98  Aaa  2,480,000  2,449,769
  4 7/8%, 9/15/98  Aaa  2,050,000  1,998,750
  6%, 2/15/99  Aaa  740,000  742,160
  7 3/4%, 11/15/99  Aaa  3,124,000  3,309,784
Private Export Funding Corp. :
Series CC, 9 1/2%, 3/31/99  Aaa  320,000  353,894
 6.86%, 4/30/04  Aaa  727,200  742,493
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   16,098,729
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $287,625,100)   292,456,748
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.6%
U.S. GOVERNMENT AGENCY - 0.3%
Federal National Mortgage Association
planned amortization class Series 155-PC,
5 1/4%, 3/25/13  Aaa  1,250,000  1,233,200
PRIVATE SPONSOR - 0.3%
General Electric Capital Mortgage Services, Inc.
planned amortization class Series 1993-18
Class A-5, 6%, 2/25/02  AAA  1,810,000  1,800,950
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,011,850)   3,034,150
COMMERCIAL MORTGAGE SECURITIES - 12.2%
CS First Boston Mortgage Securities Corp.:
commercial floater Series 1994-CFB1,
 Class A-1, 6.425%, 1/25/28 (d)  AAA  3,665,091  3,660,510
 Series 1995-AEW1, Class A-1
 6.665%, 11/25/27  Aaa  1,700,000  1,698,938
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
FDIC commercial Series 1994-C1 Class II-A1,
6.30%, 9/25/25  Aaa $ 1,343,413 $ 1,342,573
Kearny Street Mortgage (c):
 commercial floater, Series 1995-1,
 Class A-1, 7.04%, 2/20/30 (d)  AAA  892,427  905,814
 commercial :
 Class II-B, 6.60%, 10/15/02  -  1,000,000  1,002,360
  Class II-C, 7.30%, 10/15/03  -  400,000  401,192
  Class II-D, 7 3/4%, 10/15/05  -  300,000  301,086
Lennar Central Partners LP (c):
commercial Series 1995-1,
 Class C, 7.55%, 5/15/03  -  1,200,000  1,200,000
 commercial floater Series 1994-1,
 Class B, 6 7/8%, 9/15/01 (d)  -  4,943,000  4,944,532
Merrill Lynch Mortgage Investments, Inc. commercial
Series 1995-C2, Class A-1,
7.38%, 6/15/21  Aaa  2,300,000  2,340,969
Meritor Mortgage Security Corp. commercial
Series 1987-1 Class A-3, commercial,
9.40%, 6/1/99  Baa3  1,312,503  1,322,347
Morgan Stanley Capital commercial Series 1995-1
Class A-1, 7%, 2/15/02 (c)  AAA  6,005,386  6,076,700
Nomura Asset Securities Corp.
commercial floater Series 1994-MD-II,
Class A-6, 7.097% 7/4/03 (d)  -  1,296,427  1,289,337
Oregon pass thru certificates commercial
Series 1995 Class A-1, 7.15%, 6/25/26 (c)  AAA  4,641,847  4,659,254
SKW Real Estate LP (c):
commercial floater Class A, 6.45%, 4/15/02 (e)  AA  2,839,776  2,842,439
 Class C 7.45% 04/15/03   BBB  1,800,000  1,804,500
SC Finance Corp. commercial floater
7.425%, 8/1/04 (c)(d)  -  4,100,000  4,117,938
Whitehall Partners commercial Series 1995-C1
Class A-2, 6.91%, 7/20/25 (c)  -  6,799,270  6,846,015
Resolution Trust Corp.:
commercial:
 Series 1994-N2 Class 3,
  7 1/2%, 12/15/04 (c)(e)  Baa2  3,100,000  3,113,563
  Series 1994-C2 Class A-2,
  7 3/4%, 4/25/25  AAA  507,820  510,200
  Series 1994-C2 Class A-4,
   7 1/2%, 4/25/25  AAA  723,384  724,062
  Series 1994-C2 Class E,
   8%, 4/25/25  BB+  3,392,482  3,139,106
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS (A) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
Resolution Trust Corp.: - continued
commercial:
  Series 1994-C1 Class A-4,
  7 1/4%, 6/25/26  AAA $ 1,068,586 $ 1,065,246
  Series 1995-C1 Class A-2A,
   6 1/4%, 2/25/27  Aaa  2,157,987  2,147,534
  Series 1995-C1 Class A-4A,
   6 1/4%, 2/25/27  Aaa  1,235,617  1,229,439
 commercial floater (d):
 Series 1992-C3 Class A-2,
  6.725%, 8/25/23  Aa2  464,095  464,530
  Series 1993-C2 Class A-2,
  6.0875% 3/25/25  AAA  3,884,319  3,908,596
  Series 1994-C1 Class A-3,
  6.4875%, 6/25/26  AAA  3,016,675  3,014,789
Ryland Mortgage Securities Corp. commercial
Series 1992-C3 Class A-2, 7 1/2%, 8/1/23  Aaa  -  -
Structured Asset Securities Corp. commercial
Series 1993-C1 Class A-1,
6.60%, 10/25/24  AA  1,347,198  1,341,304
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $66,785,079)   67,414,873
FOREIGN GOVERNMENT OBLIGATIONS (F) - 0.2%
Province of Chaco, Argentina 11 7/8%,
9/10/97 (b)
(Cost $934,096)  -  866,667  892,667
CERTIFICATES OF DEPOSIT - 0.3%
Advanta National Bank 6.26%, 9/1/97
(Cost $1,798,128)    1,800,000  1,800,000
MUNICIPAL SECURITIES - 0.6%
Louisiana Pub. Facs. Auth. Rev
9.95%, 6/1/96  A3  2,095,000  2,140,252
Shreveport Louisiana Wtr. & Swr. Rev.
Rfdg. 0%, 12/1/96  Aaa  1,500,000  1,407,765
TOTAL MUNICIPAL SECURITIES
(Cost $3,647,942)   3,548,017
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $546,139,452)  $ 550,669,856
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Province of Chaco,
 Argentina 11 7/8%,
 9/10/97 3/9/94 $ 934,096
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $46,367,984 or 8.3% of net assets.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(f) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 72.0% AAA, AA, A 74.2%
Baa 11.9% BBB  12.1%
Ba 5.6% BB  7.8%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 4.1%.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $546,287,155. Net unrealized appreciation aggregated $4,382,701, of which $6,832,308 related to appreciated investment securities and $2,449,607 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $38,011,000 which will expire between October 31, 1996 and October 31, 2003.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (cost $546,139,452) -                 $ 550,669,856
See accompanying schedule

Interest receivable                                                       8,336,799

Other receivables                                                         2,354

Prepaid expenses                                                          12,056

Receivable from investment adviser for expense                            5,453
reductions

 TOTAL ASSETS                                                             559,026,518

LIABILITIES

Payable to custodian bank                                   $ 49,100

Payable for fund shares redeemed                             1,645,410

Distributions payable                                        488,375

Accrued management fee                                       209,342

Distribution fees payable                                    68,805

Other payables and accrued expenses                          193,053

 TOTAL LIABILITIES                                                        2,654,085

NET ASSETS                                                               $ 556,372,433

Net Assets consist of:

Paid in capital                                                          $ 592,834,085

Distributions in excess of net investment income                          (2,835,623)

Accumulated undistributed net realized gain (loss) on                     (38,156,433)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                             4,530,404
investments and assets and liabilities in foreign
currencies

NET ASSETS                                                               $ 556,372,433

CALCULATION OF MAXIMUM OFFERING PRICE                                     $9.47
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($546,545,862 (divided by) 57,733,624 shares)

Maximum offering price per share (100/98.50 of $9.47)                     $9.61

INSTITUTIONAL CLASS:                                                      $9.47
NET ASSET VALUE, offering price and redemption price per
 share ($9,826,571 (divided by) 1,037,510 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                          $ 44,263,122
Interest

EXPENSES

Management fee                                             $ 2,889,187

Transfer agent fees                                         1,421,694
Class A

 Institutional Class                                        40

Distribution fees - Class A                                 952,752

Accounting fees and expenses                                231,369

Non-interested trustees' compensation                       3,464

Custodian fees and expenses                                 42,240

Registration fees                                           80,673
Class A

 Institutional Class                                        14,616

Audit                                                       37,941

Reports to shareholders                                     25,787

 Total expenses before reductions                           5,699,763

 Expense reductions                                         (5,453)         5,694,310

NET INVESTMENT INCOME                                                       38,568,812

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      (30,705,630)

 Foreign currency transactions                              1,337,570       (29,368,060)

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      24,485,726

 Assets and liabilities in foreign currencies               455,173         24,940,899

NET GAIN (LOSS)                                                             (4,427,161)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 34,141,651
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         OCTOBER 31,      OCTOBER 31,
                                                         1995             1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 38,568,812     $ 47,704,156
Net investment income

 Net realized gain (loss)                                 (29,368,060)     (26,191,734)

 Change in net unrealized appreciation (depreciation)     24,940,899       (26,799,695)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          34,141,651       (5,287,273)
FROM OPERATIONS

Distributions to shareholders                             (27,653,285)     (38,309,373)
From net investment income
 Class A

  Institutional Class                                     (106,031)        -

 In excess of net investment income                       -                (3,559,742)
 Class A

 Return of capital (Note 1)                               (10,490,479)     (6,458,279)
 Class A

  Institutional Class                                     (36,934)         -

 TOTAL DISTRIBUTIONS                                      (38,286,729)     (48,327,394)

Share transactions - net increase (decrease)              (227,408,479)    187,338,982

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (231,553,557)    133,724,315

NET ASSETS

 Beginning of period                                      787,925,990      654,201,675

 End of period (including distributions in excess of     $ 556,372,433    $ 787,925,990
net investment income of $2,835,623 and
$3,773,984, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                YEARS ENDED OCTOBER 31,

                                1995                      1994 C, E   1993        1992        1991

SELECTED PER-SHARE DATA

Net asset value, beginning      $ 9.480                   $ 10.090    $ 9.950     $ 9.870     $ 9.620
of period

Income from Investment
Operations

 Net investment income           .403                      .479        .732        .830        .848

 Net realized and unrealized     .148 F                    (.501)      .146        .071        .270
 gain (loss)

 Total from investment           .551                      (.022)      .878        .901        1.118
 operations

Less Distributions

 From net investment income      (.407)                    (.464)      (.738)      (.821)      (.868)

 In excess of net                -                         (.044)      -           -           -
 investment income

 Return of capital               (.154)                    (.080)      -           -           -

 Total distributions             (.561)                    (.588)      (.738)      (.821)      (.868)

Net asset value, end of         $ 9.470                   $ 9.480     $ 10.090    $ 9.950     $ 9.870
period

TOTAL RETURN A, B                6.05%                     (0.22)%     9.13%       9.44%       12.19%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period       $ 546,546                 $ 787,926   $ 654,202   $ 170,558   $ 25,244
(000 omitted)

Ratio of expenses to average     .89%                      .97%        .95%        .90%        .90%
net assets                                                                        D           D

Ratio of net investment          6.05%                     5.91%       6.77%       7.59%       8.50%
income to average net
assets

Portfolio turnover               179%                      108%        58%         57%         127%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E AMOUNTS HAVE BEEN ADJUSTED TO CONFORM WITH PRESENT PERIOD ACCOUNTING
POLICIES.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        JULY 3, 1995
                                                        (COMMENCEMENT
                                                        OF
                                                        OPERATIONS) TO
                                                        OCTOBER 31,

                                                        1995

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.450

Income from Investment Operations

 Net investment income                                   .137

 Net realized and unrealized gain (loss)                 .067 D

 Total from investment operations                        .204

Less Distributions

 From net investment income                              (.136)

 Return of capital                                       (.048)

 TOTAL DISTRIBUTIONS                                     (.184)

Net asset value, end of period                          $ 9.470

TOTAL RETURN  B                                          2.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 9,827

Ratio of expenses to average net assets                  .85% A,
                                                        C

Ratio of net investment income to average net assets     6.10% A

Portfolio turnover                                       179%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Short Fixed-Income (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount and wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using
2. OPERATING POLICIES -
CONTINUED
FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $892,667 or 0.2% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $973,193,592 and $1,013,282,400, respectively, of which U.S. government and government agency obligations aggregated $816,902,007 and $758,343,245, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .15% of the average net assets of Class A. For the period, the fund paid FDC $952,752 under the Class A Plan, of which $933,777 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 1.50% for selling Class A shares of the fund. For the period,
FDC received sales charges of $786,085 on sales of Class A shares of the fund, of which $618,178 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00%, and 0.85% of average net assets for Class A and Institutional Class, respectively. For the period, the reimbursement reduced expenses by $0 and $5,453 for Class A and Institutional Class, respectively.
6. SHARE TRANSACTIONS.
Share transactions for each class was as follows:
  SHARES DOLLARS
 YEARS ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A 1994  1995 A  1994

CLASS A
Shares sold  20,377,823  72,835,096 $ 190,869,432 $ 719,576,625
Reinvestment of distributions  3,265,988  3,897,323  30,573,100  37,895,194
Shares redeemed  (48,984,447)  (58,463,343)  (458,631,505)  (570,132,837)
Net increase (decrease)  (25,340,636)  18,269,076 $ (237,188,973) $
187,338,982
INSTITUTIONAL CLASS
Shares sold  1,074,155  - $ 10,126,478 $ -
Reinvestment of distributions  13,078  -  123,702  -
Shares redeemed  (49,723)  -  (469,686)  -
Net increase (decrease)  1,037,510  - $ 9,780,494 $ -
A SHARE TRANSACTIONS FOR THE INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Short Fixed-Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Short Fixed-Income Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 ( Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Short Fixed-Income Fund, as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 ( Institutional Class), in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company
Boston, MA
CUSTODIAN
Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)

(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INCOME & GROWTH
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     29   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    34   Notes to the financial statements.

REPORT OF INDEPENDENT    41   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            42


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INCOME & GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past one year, five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                  PAST 1   PAST 5    LIFE OF
                                                YEAR     YEARS     FUND

Advisor Income & Growth - Institutional Class   8.77%    97.93%    164.59%

S&P 500(registered trademark)                   26.44%   121.65%   204.47%

Lehman Brothers Aggregate Bond Index            15.65%   58.53%    n/a

Average Balanced Fund                           17.98%   89.93%    n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 6, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. For comparison, you can look at both the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market - and the performance of the Lehman Brothers Aggregate Bond Index, a broad measure of the bond market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average balanced fund, which reflects the performance of 199 balanced funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Advisor Income & Growth - Institutional Class   8.77%    14.63%   11.66%

S&P 500                                         26.44%   17.26%   13.45%

Lehman Brothers Aggregate Bond Index            15.65%   9.65%    n/a

Average Balanced Fund                           17.98%   13.61%   n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
                Fidelity Advisor InStandard & Poor's LB Aggregate Bond I
       01/31/87           10000.00          10000.00           10000.00
       02/28/87           10298.08          10395.00           10069.35
       03/31/87           10701.56          10695.42           10023.96
       04/30/87           10440.55          10600.23            9749.09
       05/31/87           10411.55          10692.45            9710.95
       06/30/87           10662.73          11232.42            9844.60
       07/31/87           11177.89          11801.90            9837.04
       08/31/87           11411.17          12242.11            9784.40
       09/30/87           11217.11          11974.01            9576.04
       10/31/87            9239.92           9394.81            9917.10
       11/30/87            9073.53           8620.68            9996.53
       12/31/87            9470.18           9276.71           10132.70
       01/31/88           10026.08           9667.26           10488.89
       02/29/88           10443.01          10117.75           10613.40
       03/31/88           10472.79           9805.11           10513.79
       04/30/88           10653.88           9913.95           10457.05
       05/31/88           10694.12          10000.20           10386.76
       06/30/88           11137.68          10459.21           10637.35
       07/31/88           11096.92          10419.47           10581.56
       08/31/88           11056.16          10065.20           10609.30
       09/30/88           11260.88          10493.98           10849.49
       10/31/88           11426.03          10785.71           11053.74
       11/30/88           11312.49          10631.48           10919.46
       12/31/88           11448.04          10817.53           10931.76
       01/31/89           11898.42          11609.37           11089.05
       02/28/89           11940.32          11320.30           11008.67
       03/31/89           12141.27          11584.06           11056.26
       04/30/89           12629.04          12185.28           11287.63
       05/31/89           13042.58          12678.78           11584.24
       06/30/89           13222.37          12606.51           11936.96
       07/31/89           13822.90          13744.88           12190.70
       08/31/89           14037.37          14014.28           12010.09
       09/30/89           14059.28          13956.82           12071.55
       10/31/89           13842.49          13633.02           12369.11
       11/30/89           14124.32          13911.13           12487.00
       12/31/89           14263.91          14245.00           12520.41
       01/31/90           13573.91          13289.16           12371.63
       02/28/90           13609.60          13460.59           12411.35
       03/31/90           13800.09          13817.30           12420.49
       04/30/90           13619.46          13471.87           12306.70
       05/31/90           14125.23          14785.37           12671.08
       06/30/90           14185.15          14684.83           12874.39
       07/31/90           14148.59          14637.84           13052.48
       08/31/90           13283.34          13314.58           12878.17
       09/30/90           12976.75          12666.16           12984.71
       10/31/90           12853.28          12611.70           13149.57
       11/30/90           13433.59          13426.41           13432.62
       12/31/90           13844.13          13801.01           13641.92
       01/31/91           14558.91          14402.73           13810.56
       02/28/91           15411.63          15432.53           13928.45
       03/31/91           15803.07          15805.99           14024.27
       04/30/91           16106.97          15843.93           14176.20
       05/31/91           16778.10          16528.39           14259.10
       06/30/91           16434.22          15771.39           14251.85
       07/31/91           17137.09          16506.33           14449.49
       08/31/91           17571.58          16897.53           14762.17
       09/30/91           17700.96          16615.34           15061.31
       10/31/91           18216.64          16837.99           15229.00
       11/30/91           17791.20          16159.42           15368.64
       12/31/91           18617.79          18008.06           15825.06
       01/31/92           18740.28          17673.11           15609.77
       02/29/92           19134.96          17902.86           15711.27
       03/31/92           19067.03          17553.75           15622.70
       04/30/92           19218.02          18069.83           15735.54
       05/31/92           19602.38          18158.37           16032.47
       06/30/92           19424.15          17887.81           16253.11
       07/31/92           19991.38          18619.43           16584.71
       08/31/92           19991.38          18237.73           16752.72
       09/30/92           20156.77          18452.93           16951.30
       10/31/92           20087.07          18517.52           16726.56
       11/30/92           20212.52          19148.96           16730.34
       12/31/92           20330.55          19384.50           16996.38
       01/31/93           20714.15          19547.33           17322.30
       02/28/93           21156.76          19813.17           17625.53
       03/31/93           21955.27          20231.23           17698.98
       04/30/93           22580.02          19741.63           17822.22
       05/31/93           23011.39          20270.71           17844.92
       06/30/93           22863.23          20329.49           18168.32
       07/31/93           23103.10          20248.18           18271.08
       08/31/93           23942.67          21015.58           18591.33
       09/30/93           23718.82          20853.76           18642.40
       10/31/93           24036.08          21285.43           18712.06
       11/30/93           23718.82          21083.22           18552.88
       12/31/93           24326.54          21338.33           18653.43
       01/31/94           25002.72          22063.83           18905.28
       02/28/94           24562.42          21465.90           18576.83
       03/31/94           23581.45          20529.99           18118.83
       04/30/94           23391.28          20792.77           17974.15
       05/31/94           23486.37          21133.77           17971.63
       06/30/94           23040.64          20616.00           17931.91
       07/31/94           23486.17          21292.20           18288.10
       08/31/94           23772.59          22165.18           18310.80
       09/30/94           23613.73          21622.14           18041.29
       10/31/94           23390.51          22108.63           18025.22
       11/30/94           23071.62          21303.44           17985.19
       12/31/94           23087.56          21619.37           18109.38
       01/31/95           23023.25          22179.96           18467.77
       02/28/95           23425.19          23044.31           18906.86
       03/31/95           23814.40          23724.35           19022.85
       04/30/95           24073.78          24423.03           19288.57
       05/31/95           24543.91          25399.22           20034.99
       06/30/95           24838.57          25989.24           20181.88
       07/31/95           25214.41          26851.05           20136.80
       08/31/95           25296.12          26918.44           20379.83
       09/30/95           25556.68          28054.40           20578.09
       10/31/95           25441.04          27954.25           20845.71

$10,000 OVER LIFE OF FUND: Let's
say you invested $10,000 in Fidelity Advisor Income & Growth Fund - Institutional Class on January 31, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $25,441 - a 154.41% increase on your initial investment. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment in the S&P 500 would have grown to $27,954 - a 179.54% increase. If you had put $10,000 in the bond index, it would have grown to $20,846 - a 108.46% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks or bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A favorable interest rate
environment helped spur strong
returns for both stock and bond
markets in the U.S. during the 12
months ended October 31, 1995.
A strong rally starting in November
1994 helped bonds recover from
the effects of sharply rising
interest rates seen earlier that
year. For the 12-month period, the
Lehman Brothers Aggregate Bond
Index - a broad measure of U.S.
taxable bonds - had a total return
of 15.65%. Indications of a
slowing economy and a relative
absence of inflation pressures
encouraged bond investors. In an
effort to thwart the possibility of a
recession, the Federal Reserve
Board lowered the fed funds rate
- the rate banks charge each
other for overnight loans - by
0.25% in July to 5.75%, reversing its
1994 policy of interest rate increases.
Strong corporate earnings helped
propel the Standard & Poor's
Composite Index of 500 Stocks to
a 12-month total return of 26.44%
- well above its historical annual
average of roughly 12%.
Technology companies - whose
goods and services benefited
from both corporate and
consumer demand - posted the
strongest earnings growth and
stock price gains. In June, the
Dow Jones Industrial Average
closed above 4500 for the first
time. Returns from foreign
markets were varied, as investors
brought capital back to the U.S.
market. The Morgan Stanley
EAFE (Europe, Australia, Far
East) Index returned -0.37% for
the year ended October 31.
An interview with Robert Haber, Portfolio Manager of Fidelity
Advisor Income & Growth Fund
Q. HOW HAS THE FUND PERFORMED, BOB?
A. For the 12 months ended October 31, 1995, Institutional Class had a total return of 8.77%, compared to a return of 17.98% for the average balanced fund tracked by Lipper Analytical Services.
Q. WHY DID THE FUND SUBSTANTIALLY UNDERPERFORM ITS PEERS?
A. Throughout my tenure on the fund, I have focused on maximizing rewards and managing risk. Going into the period, I found stocks to be high-priced. As a result, I put more of the fund's assets into bonds, as a defensive move. That turned out to be a move that hurt the fund's performance, as stocks have continued to perform very well. In addition, within the context of this strategy, I made some tactical moves that detracted from performance.
Q. WHAT WERE THEY?
A. First of all, while I positioned the fund's bond investments aggressively - increasing their duration, or sensitivity to interest rates
- I wasn't aggressive enough. That is, I anticipated this year's drop in interest rates - and rise in bond prices - but didn't foresee the magnitude of that drop; the fund would have done better with an even longer duration. This year's rally was unusual in that rates in the market started dropping before the Federal Reserve Board even finished raising short-term rates in early 1995. I could have responded more quickly. So while the fund's bonds have been good contributors, they weren't positioned aggressively enough to fully take advantage of the market rally.
Q. WHAT ABOUT THE FUND'S EQUITY
INVESTMENTS?
A. On the stock side, the fund was heavily invested in cyclicals - stocks that tend to rise and fall with the economy - which lagged the market, even though many of these companies posted strong earnings. Signs of an economic slowdown detracted from investors' interest in these stocks. For example, one of the fund's investments, Reynolds Metals, showed strong earnings growth but its stock has not responded. At the end of the period, I continued to hold this stock. I like the outlook for the supply/demand dynamic in the aluminum industry, and Reynolds has strong foil and aluminum can businesses that tend to be less cyclical in nature.
Q. WHICH STOCK INVESTMENTS HELPED THE FUND'S PERFORMANCE?
A. The fund's top two equity investments contributed well. Bell Atlantic has a strong dividend yield, with earnings that could grow steadily regardless of the economic climate of the next year or so. Chrysler also has benefited from a solid product line, has a good balance sheet, and I find its stock to be very cheap. In addition, it has a high dividend relative to the market, one of the aspects I'm focusing on as a defensive measure in this market.
Q. HOW ARE YOU POSITIONING THE FUND'S BOND INVESTMENTS?
A. More aggressively than they had been earlier in the period. That is, I've increased their overall duration, or sensitivity to interest rates. Faced with a weakening economy, I like the prospects for bonds. In terms of security selection, almost all of the fund's fixed-income investments are Treasury issues. Yield spreads - the difference in yield between bonds with the same maturity but different credit quality - are quite narrow, meaning there is little incentive to invest in lower credit issues or other options such as mortgage-backed securities.
Q. WHAT ABOUT OVERSEAS INVESTMENTS?
A. The fund's overseas investments - 20.2% of the fund at the end of the period - are focused in Japan for the most part. I've concentrated on larger, blue chip, export-driven companies such as Hitachi and TDK, on the theory that the yen is overvalued. As it declines, it will help these companies and the Japanese economy. In fact, that happened later in the period, although stock price gains were offset by yen depreciation.
Q. LET'S TAKE A LOOK AT THE NEXT SIX MONTHS. WHAT'S YOUR OUTLOOK?
A. I'm concerned about the stock market because I still find valuations to be high and expect earnings to decelerate as the economy slows further. With that kind of economic slowdown, I anticipate that lower interest rates will ensue. As a result, I'm looking to use the fund's bond investments both defensively - investing more there to insulate the fund from exposure to a suspect stock market - and offensively - as a way to take advantage of falling rates. On the stock side, I'm sticking with cyclicals, on the theory that, historically, when they get as oversold, or cheap, as they have, and when rates start falling, investors start to think about the next economic expansion and migrate toward cyclical issues. As a result, I'm focusing on cyclical stocks that have strong earnings potential and attractive prices.

FUND FACTS
GOAL: to provide as much
income as possible,
consistent with the
preservation of capital, by
investing in both stocks and
bonds
START DATE: January 6, 1987
SIZE: more than $3.4 billion
MANAGER: Robert Haber,
since January 1987; joined
Fidelity in 1985
(checkmark)
BOB HABER ON THE STRENGTH OF
THE STOCK MARKET:
"We have come through an
unprecedented period of
strength in the U.S. stock
market. It has been more
than five years since the Dow
Jones Industrial Average has
experienced a correction of
12% or more, longer than any
such period in market history.
It also has been 12 years
since a year's low on the Dow
fell below the previous year's
low, again the longest period
in history for that type of
occurrence. Finally, the Dow
has not experienced a single
decline of 3.5% or more year
to date; that's the first time
that has happened this
century. These are among the
statistics - along with the
high stock prices, shrinking
earnings growth and shrinking
dividend yields - that lead
me to be cautious about
stocks. I believe it is prudent
to expect a correction at some
point; by nature, historically,
that's the way that markets
work."
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF OCTOBER 31, 1995
                                              % OF FUND'S    % OF FUND'S
                                              INVESTMENTS    INVESTMENTS
                                                             IN THESE STOCKS
                                                             6 MONTHS AGO

Bell Atlantic Corp.                           2.2            0.0

Chrysler Corp.                                1.3            0.0

Omron Corp.                                   1.3            0.3

Falconbridge Ltd. (1st installment receipt)   1.2            0.0

Reynolds Metals Co.                           1.0            0.2

TOP FIVE FIXED-INCOME SECURITIES AS OF OCTOBER 31, 1995

(BY ISSUER, WITH MATURITIES OF MORE THAN ONE YEAR)   % OF FUND'S    % OF FUND'S
                                                     INVESTMENTS    INVESTMENTS
                                                                    IN THESE SECURITIES
                                                                    6 MONTHS AGO

U.S. Treasury Obligations (various issues)           43.6           14.9

NEC Corp. 1.90%, 3/30/01                             1.0            0.3

Carnival Cruise Lines, Inc. 4 1/2%, 7/1/97           0.6            0.7

Canon, Inc. 1.30%, 12/19/08                          0.4            0.0

First Financial Management Corp. 5%,                 0.4            0.1
12/15/99


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Basic Industries                   9.4            11.9

Technology                         8.0            5.6

Utilities                          4.8            0.9

Energy                             3.8            6.4

Industrial Machinery & Equipment   3.7            0.8

ASSET ALLOCATION
AS OF OCTOBER 31, 1995 * AS OF APRIL 30, 1995 **
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 8.4
Row: 1, Col: 4, Value: 44.0
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 25.9
Row: 1, Col: 1, Value: 1.1
Row: 1, Col: 2, Value: 33.0
Row: 1, Col: 3, Value: 15.5
Row: 1, Col: 4, Value: 19.7
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 10.7
Stocks and
equity futures 46.9%
Bonds 44.6%
Convertible
securities 8.4%
Short-term
investments - 0.5%
Other
investments 0.6%
FOREIGN
INVESTMENTS 20.2%
Stocks and
equity futures 30.7%
Bonds 19.7%
Convertible
securities 15.5%
Short-term
investments 34.0%
Other
investments 0.1%
FOREIGN
INVESTMENTS 17.9%
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities



COMMON STOCKS - 38.9%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.7%
AEROSPACE & DEFENSE - 0.1%
Flightsafety International, Inc.   38,000 $ 1,814
Rockwell International Corp.   1,000  45
Teleflex, Inc.   1,000  42
  1,901
DEFENSE ELECTRONICS - 0.6%
Litton Industries, Inc. (a)  541,300  21,449
TOTAL AEROSPACE & DEFENSE   23,350
BASIC INDUSTRIES - 8.3%
CHEMICALS & PLASTICS - 1.3%
Albemarle Corp.   198,500  3,697
du Pont (E.I.) de Nemours & Co.   1,000  62
FMC Corp. (a)  46,600  3,338
IMC Fertilizer Group, Inc.   15,700  1,099
International Specialty Products, Inc.   232,700  2,007
Kemira OY  1,099,700  9,252
Mississippi Chemical Corp.   147,800  3,566
Nippon Shokubai Co. Ltd.   499,000  4,361
Olin Corp.   1,000  64
Praxair, Inc.   135,800  3,667
Rohm & Haas Co.   129,200  7,138
Sekisui Chemical Co. Ltd.   463,000  6,034
Vigoro Corp.   1,000  43
  44,328
IRON & STEEL - 0.2%
Kobe Steel (a)  2,623,000  6,888
Nucor Corp.   34,500  1,660
  8,548
METALS & MINING - 6.6%
Alcan Aluminium Ltd.   486,400  15,421
Alumax, Inc. (a)  81,300  2,398
Aluminum Co. of America  45,400  2,315
Brush Wellman, Inc.   1,000  17
Capral Aluminium Ltd.   7,966,900  18,175
Comalco Ltd.   2,847,400  14,356
Cominco Ltd. (a)  1,000  19

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - CONTINUED
Eramet SA  125,322 $ 8,470
Falconbridge Ltd.   567,200  12,498
Falconbridge Ltd. (1st installment receipt) (i)  4,181,800  39,268
Inco Ltd.   604,533  20,796
Kaiser Aluminum Corp. (a)  395,000  4,444
Pechiney International SA  171,450  8,954
QNI Ltd.   6,631,184  12,708
Reynolds Metals Co.   666,100  33,555
Sherritt, Inc. (a)  2,129,100  27,514
Union Miniere SA (a)  1,000  64
  220,972
PAPER & FOREST PRODUCTS - 0.2%
Boise Cascade Corp.   1,000  37
Consolidated Papers, Inc.   64,200  3,675
Crestbrook Forest Industries Ltd.   106,900  1,391
James River Corp. of Virginia  1,000  32
  5,135
TOTAL BASIC INDUSTRIES   278,983
CONGLOMERATES - 0.8%
Crane Co.   142,300  5,034
Harris Corp.   228,000  13,253
Mark IV Industries, Inc.   343,200  6,692
Textron, Inc.   34,800  2,393
Tyco International Ltd.   15,300  929
  28,301
CONSTRUCTION & REAL ESTATE - 1.8%
BUILDING MATERIALS - 0.3%
Carlisle Companies, Inc.   1,000  41
Masco Corp.   22,700  638
Sherwin-Williams Co.   52,700  1,984
Texas Industries, Inc.   133,700  7,036
Vulcan Materials Co.   600  33
  9,732

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.5%
American Buildings Co. (a)  143,700 $ 3,629
Granite Construction, Inc.   53,900  1,529
Webb (Del E.) Corp.   616,400  12,790
  17,948
REAL ESTATE INVESTMENT TRUSTS - 1.0%
CBL & Associates Properties, Inc.   50,500  1,073
CWM Mortgage Holdings, Inc.   1,000  15
Cali Realty Corp.   112,400  2,191
CenterPoint Properties Corp.   59,000  1,335
Colonial Properties Trust (SBI)  37,200  930
Equity Residential Properties Trust (SBI)  107,600  3,013
Franchise Finance Corp. of America  278,500  5,883
Highwoods Properties, Inc.   25,100  668
LTC Properties, Inc.   211,300  3,064
Liberty Property Trust (SBI)   29,700  601
National Golf Properties, Inc.   173,100  3,743
Shurgard Storage Centers, Inc.   53,600  1,367
Sovran Self Storage, Inc.   42,000  1,040
Speiker Properties, Inc.   286,500  6,948
Starwood Lodging Trust combined certificate (SBI)  47,400  1,292
  33,163
TOTAL CONSTRUCTION & REAL ESTATE   60,843
DURABLES - 3.2%
AUTOS, TIRES, & ACCESSORIES - 2.6%
Borg-Warner Automotive, Inc.   143,500  4,233
Bridgestone Corp.   132,000  1,837
Chrysler Corp.   839,800  43,355
Dana Corp.   36,300  930
Genuine Parts Co.   246,800  9,779
Johnson Controls, Inc.   192,700  11,225
NGK Spark Plug Co. Ltd. (warrants) (a)  2,450  3,369
Snap-on Tools Corp.   200,600  8,500
Suzuki Motor Corp.   266,000  2,685
  85,913

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
HOME FURNISHINGS - 0.4%
Heilig-Meyers Co.   118,900 $ 2,185
Herman Miller, Inc.   98,200  2,909
Leggett & Platt, Inc.   406,300  9,751
  14,845
TEXTILES & APPAREL - 0.2%
Guilford Mills, Inc.   77,200  1,708
Mohawk Industries, Inc. (a)  23,200  348
Russell Corp.   1,000  25
Stride Rite Corp.   86,700  975
Unifi, Inc.   223,300  5,024
Westpoint Stevens, Inc. Class A  1,000  21
  8,101
TOTAL DURABLES   108,859
ENERGY - 2.1%
COAL - 0.0%
Eastern Enterprises Co.   42,600  1,273
ENERGY SERVICES - 0.9%
Baker Hughes, Inc.   332,800  6,531
Halliburton Co.   1,000  42
Helmerich & Payne, Inc.   1,000  26
Nabors Industries, Inc. (a)  642,100  5,538
Petroleum Helicopters, Inc. (non-vtg.)  106,000  1,087
Pride Petroleum Services, Inc. (a)  100  1
Production Operators Corp.   1,000  30
Transocean Drilling AS (a)  1,140,150  17,398
  30,653
OIL & GAS - 1.2%
Amerada Hess Corp.   1,000  45
Atlantic Richfield Co.   11,100  1,185
British Petroleum PLC ADR  1,000  88
Canada Occidental Petroleum Ltd.   1,000  29
Coastal Corp. (The)  316,300  10,240
Elf Gabon  100  15
Forest Oil Corp. (a)  1,000  2

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Louisiana Land & Exploration Co.   184,200 $ 6,516
Occidental Petroleum Corp.   1,000  22
Pancanadian Petroleum Ltd.   125,000  4,184
Santa Fe Energy Resources, Inc. (a)  1,086,200  9,640
Wascana Energy, Inc. (a)  839,400  6,633
  38,599
TOTAL ENERGY   70,525
FINANCE - 1.2%
INSURANCE - 0.8%
ACE Ltd.   366,700  12,468
Allmerica Financial Corp. (a)  6,900  173
American Travellers Corp.   4,200  94
Capital RE Corp.   20,700  585
Liberty Corp. (The)  108,200  3,625
Old Republic International Corp.   275,500  7,886
Transport Holdings, Inc. Class A (a)  5  -
Travelers, Inc. (The)  600  30
USLIFE Corp.   122,100  3,480
  28,341
SECURITIES INDUSTRY - 0.4%
Daiwa Securities Co. Ltd.   1,082,000  12,723
TOTAL FINANCE   41,064
HEALTH - 1.2%
DRUGS & PHARMACEUTICALS - 0.2%
Upjohn Co.   147,400  7,481
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Advanced Technology Laboratories, Inc. (a)  89,600  1,613
Baxter International, Inc.   58,100  2,244
Bergen Brunswig Corp. Class A  56,100  1,164
St. Jude Medical, Inc.   28,900  1,539
  6,560

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 0.8%
Beverly Enterprises, Inc. (a)  99,100 $ 1,165
Foundation Health Corp.   114,300  4,843
Integrated Health Services, Inc.   71,800  1,642
Summit Care Corp. (a)  64,800  1,345
Tenet Healthcare Corp.   86,000  1,537
United HealthCare Corp.   171,900  9,132
Vencor, Inc. (a)  213,500  5,925
  25,589
TOTAL HEALTH   39,630
INDUSTRIAL MACHINERY & EQUIPMENT - 3.7%
ACCESS & MEASUREMENT CUTTING TOOLS - 0.1%
Stanley Works  29,900  1,428
ELECTRICAL EQUIPMENT - 2.4%
California Microwave Corp. (a)  47,000  1,035
Mitsubishi Electric Co. Ord.   3,765,000  28,185
Murata Manufacturing Co. Ltd.   303,000  10,131
Omron Corp.   1,797,000  42,083
  81,434
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Caterpillar, Inc.   591,900  33,220
Dover Corp.   5,200  205
IDEX Corp.   1,200  45
Parker-Hannifin Corp.   43,600  1,472
Timken Co.   78,200  3,148
  38,090
LAWN & GARDEN TRACTORS, EQUIPMENT - 0.0%
Toro Co.   46,900  1,354
POLLUTION CONTROL - 0.0%
Safety Kleen Corp.   32,900  506
WMX Technologies, Inc.   28,100  790
  1,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   123,602

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 0.7%
LEISURE DURABLES & TOYS - 0.5%
Brunswick Corp.   744,500 $ 14,518
Hasbro, Inc.   1,000  31
Mattel, Inc.   47,500  1,366
  15,915
LODGING & GAMING - 0.0%
Resort Hotels PLC (a)  5,487,300  -
PUBLISHING - 0.0%
Banta Corp.   17,400  753
RESTAURANTS - 0.2%
Ryan's Family Steak Houses, Inc. (a)  897,900  6,959
TOTAL MEDIA & LEISURE   23,627
NONDURABLES - 1.8%
BEVERAGES - 0.1%
Brahma (Cia Cervejaria) PN Class B (Pfd. Reg.)  10,939,900  4,176
FOODS - 0.2%
Chiquita Brands International, Inc.   295,400  4,800
HOUSEHOLD PRODUCTS - 0.6%
First Brands Corp.   234,400  10,724
Stanhome, Inc.   315,900  9,635
  20,359
TOBACCO - 0.9%
Philip Morris Companies, Inc.   333,300  28,163
Souza Cruz Industria Comerico  227,600  1,629
  29,792
TOTAL NONDURABLES   59,127
PRECIOUS METALS - 1.1%
Buffelsfontein Gold Mining Ltd. Ord. (a)  3,100  13
Coeur d'Alene Mines Corp.   67,400  1,137
Echo Bay Mines Ltd.   296,321  2,672
Firstmiss Gold, Inc.   27,842  501
Free State Consolidated Gold Mines Ltd.:
 ADR  373,900  3,529
 Ord.   360,586  3,361

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - CONTINUED
Hecla Mining Co. (a)  242,200 $ 1,786
Newmont Mining Corp.   1,000  38
Pegasus Gold, Inc. (a)  535,500  5,925
Placer Dome, Inc.   45,500  998
Vaal Reefs Exploration and Mining Co. Ltd.:
 ADR   335,400  1,908
 (Reg.)  20,100  1,149
Western Mining Holdings Ltd.   2,097,436  13,430
  36,447
RETAIL & WHOLESALE - 2.2%
GENERAL MERCHANDISE STORES - 0.9%
Consolidated Stores Corp. (a)  228,300  5,279
Dayton Hudson Corp.   1,000  69
Dillard Department Stores, Inc. Class A  129,600  3,515
Ito-Yokado Co. Ltd.   237,000  12,982
May Department Stores Co. (The)  1,000  39
Price/Costco, Inc. (a)  152,900  2,599
Proffitts, Inc. (a)  114,700  2,681
Wal-Mart Stores, Inc.   104,000  2,249
  29,413
GROCERY STORES - 0.6%
Albertson's, Inc.   275,600  9,164
Vons Companies, Inc. (a)  432,400  10,972
  20,136
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
Fingerhut Companies, Inc.   484,100  6,596
Pier 1 Imports, Inc.   1,199,800  11,548
Uny Co. Ltd.   104,000  1,794
Waban, Inc. (a)  338,200  5,284
  25,222
TOTAL RETAIL & WHOLESALE   74,771
SERVICES - 0.3%
PRINTING - 0.1%
Deluxe Corp.   39,300  1,056
Standard Register Co.   50,100  1,127
  2,183

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 0.2%
CDI Corp. (a)  213,700 $ 3,152
Interim Services, Inc. (a)  111,600  3,320
Western Atlas, Inc. (a)  400  18
  6,490
TOTAL SERVICES   8,673
TECHNOLOGY - 5.1%
COMPUTER SERVICES & SOFTWARE - 0.8%
Adobe Systems, Inc.   10,400  592
BancTec, Inc. (a)  341,800  6,409
Black Box Corp.   202,200  3,286
DST Systems, Inc.   17,700  372
FTP Software, Inc.   274,100  7,401
Policy Management Systems Corp. (a)  212,800  10,028
SunGard Data Systems, Inc.   7,600  209
  28,297
COMPUTERS & OFFICE EQUIPMENT - 1.0%
Canon, Inc.   492,000  8,436
Hewlett-Packard Co.   1,000  93
NEC Corp.   203,000  2,685
Pitney Bowes, Inc.   46,900  2,046
Ricoh Co. Ltd. Ord.   1,911,000  20,598
Sun Microsystems, Inc. (a)  1,000  78
  33,936
ELECTRONIC INSTRUMENTS - 0.0%
TSI, Inc.   1,500  18
ELECTRONICS - 3.3%
AMP, Inc.   131,800  5,174
Hitachi Ltd.   2,836,000  29,178
Kyocera Corp.   104,000  8,540
Kyocera Corp. (warrants) (a)  2,555  4,312
Marshall Industries (a)  142,500  5,023
Nichicon Corp.   265,000  3,583
Nitto Denko Corp.   1,370,000  21,881
Rohm Co. Ltd.   45,000  2,738
Rohm Co. Ltd. (warrants) (a)  1,270  933
Ryoyo Electro Corp. Ord.   93,000  2,178

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
TDK Corp.   437,000 $ 22,566
Wako Electric Co. Ltd.   134,000  3,230
  109,336
TOTAL TECHNOLOGY   171,587
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.0%
Mesa Airlines, Inc. (a)  51,700  491
Northwest Airlines Corp. Class A (a)  1,000  40
  531
RAILROADS - 0.1%
Union Pacific Corp.   27,500  1,798
TRUCKING & FREIGHT - 0.0%
Expeditors International of Washington, Inc.   58,300  1,530
TOTAL TRANSPORTATION   3,859
UTILITIES - 4.6%
ELECTRIC UTILITY - 0.2%
Fuji Electric Co. Ltd.   1,411,000  6,816
GAS - 0.2%
ENSERCH Corp.   1,000  15
Equitable Resources, Inc.   99,500  2,910
Questar Corp.   55,000  1,657
  4,582
TELEPHONE SERVICES - 4.2%
Ameritech Corp.   383,700  20,720
Bell Atlantic Corp.   1,182,900  75,262
Pacific Telesis Group  902,300  27,407
Telebras PN (Pfd. Reg.)  451,677,900  18,316
  141,705
TOTAL UTILITIES   153,103
TOTAL COMMON STOCKS
(Cost $1,289,226)   1,306,351

PREFERRED STOCKS - 2.4%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 2.2%
BASIC INDUSTRIES - 0.5%
METALS & MINING - 0.5%
Alumax, Inc., Series A, $4.00   52,333 $ 6,490
Kaiser Aluminum Corp. $0.96   435,500  5,008
Reynolds Metals Co. $3.31  77,800  3,890
  15,388
ENERGY - 1.5%
OIL & GAS - 1.5%
Occidental Petroleum Corp. Indexed $3.00  422,700  23,883
Santa Fe Energy Resources, Inc. $0.732  330,600  3,223
Unocal Corp. $3.50 (b)  455,300  23,334
  50,440
FINANCE - 0.2%
BANKS - 0.1%
Barnett Banks, Inc., Series A, $4.50 (g)  44,000  4,620
SAVINGS & LOANS - 0.1%
Glendale Federal Bank, Series E, $2.1875  57,600  2,426
TOTAL FINANCE   7,046
TOTAL CONVERTIBLE PREFERRED STOCKS   72,874
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Harvard Industries, Inc. pay-in-kind $14.25  103,125  2,785
FINANCE - 0.1%
SAVINGS & LOANS - 0.1%
First Nationwide Bank 11 1/2%  18,500  2,100
Greater New York Savings Bank Series B, 12%  65,769  1,874
  3,974
TOTAL NONCONVERTIBLE PREFERRED STOCKS   6,759
TOTAL PREFERRED STOCKS
(Cost $75,283)   79,633

CORPORATE BONDS - 7.1%
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - 6.2%
AEROSPACE & DEFENSE - 0.1%
Orbital Sciences Corp. 6 3/4%, 3/1/03 (g)  B3 $ 3,971 $ 4,328
BASIC INDUSTRIES - 0.5%
IRON & STEEL - 0.2%
Trimas Corp. 5%, 8/1/03 (g)  Ba3  6,304  6,493
METALS & MINING - 0.3%
Inco Ltd. 5 3/4%, 7/1/04  Baa2  8,670  11,423
TOTAL BASIC INDUSTRIES   17,916
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Liberty Property exchangeable 8%, 7/1/01  -  7,022  7,110
ENERGY - 0.1%
OIL & GAS - 0.1%
Horsham Corp. 3 1/4%, 12/10/18  Ba2  2,425  1,989
FINANCE - 0.4%
CREDIT & OTHER FINANCE - 0.4%
Huntingdon International Holdings PLC:
 euro 7 1/2%, 9/25/06  -  365  274
 7 1/2%, 9/25/06  -  5,060  3,744
Investor AB 8%, 6/1/01 (g)  A- SEK 30,380  7,069
MBL International Finance Bermuda Trust
3%, 11/30/02   Aa3  3,150  3,268
  14,355
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Omnicare, Inc. 5 3/4%, 10/1/03 (g)  B2  2,410  6,019
MEDIA & LEISURE - 0.8%
ENTERTAINMENT - 0.6%
Carnival Cruise Lines, Inc. 4 1/2%, 7/1/97 (g)  Baa1  15,840  21,701

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
RESTAURANTS - 0.2%
Wendy's International, Inc. 7%, 4/1/06 (g)  Baa3 $ 3,139 $ 5,132
TOTAL MEDIA & LEISURE   26,833
RETAIL & WHOLESALE - 0.3%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Lowe's Companies, Inc. 3%, 7/22/03   A3  8,000  8,760
SERVICES - 0.4%
First Financial Management Corp.
5%, 12/15/99 (g)  Baa2  8,310  13,296
TECHNOLOGY - 2.9%
COMMUNICATIONS EQUIPMENT - 0.4%
Aspect Telecommunication Corp.
5%, 10/15/03 (b)(g)  B3  6,648  11,808
General Instrument Corp. 5%,
6/15/00 (g)  B1  1,502  1,502
  13,310
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Acer, Inc. 4%, 6/10/01  -  4,030  12,171
Canon, Inc. 1.30%, 12/19/08   A JPY 1,146,000  13,363
NEC Corp. 1.90%, 3/30/01  A3 JPY 2,578,000  34,784
  60,318
ELECTRONICS - 0.7%
Nitto Denko Corp. 3.90%, 3/30/01  Baa1 JPY 835,000  10,342
United Microelectronics Corp. euro 1 1/4%,
6/8/04  -  9,702  13,049
  23,391
TOTAL TECHNOLOGY   97,019
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
AMR Corp. 6 1/8%, 11/1/24  Ba2  2,910  2,852

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
UTILITIES - 0.2%
TELEPHONE SERVICES - 0.2%
Compania de Telefonos de Chile yankee
4 1/2%, 1/15/03 (g)  Baa2 $ 7,145 $ 7,538
TOTAL CONVERTIBLE BONDS   208,015
NONCONVERTIBLE BONDS - 0.9%
AEROSPACE & DEFENSE - 0.1%
Alliant Techsystems, Inc. 11 3/4%, 3/1/03  B2  2,217  2,428
BASIC INDUSTRIES - 0.1%
CHEMICALS & PLASTICS - 0.1%
NL Industries, Inc. 0%, 10/15/05 (j)  B2  4,980  3,754
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Lear Seating Corp. 8 1/4%, 2/1/02  B2  960  941
ENERGY - 0.1%
OIL & GAS - 0.1%
Wainoco Oil Corp. 12%, 8/1/02  B1  2,490  2,484
FINANCE - 0.0%
INSURANCE - 0.0%
American Life Holdings 11 1/4%, 9/15/04  B1  996  1,043
MEDIA & LEISURE - 0.2%
LODGING & GAMING - 0.2%
Stratosphere Corp. 14 1/4%, 5/15/02  B2  4,510  4,814
NONDURABLES - 0.3%
FOODS - 0.0%
Chiquita Brands International, Inc.
9 5/8%, 1/15/04  B1  996  1,008

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 0.3%
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3 $ 3,905 $ 4,012
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  5,450  4,060
  8,072
TOTAL NONDURABLES   9,080
RETAIL & WHOLESALE - 0.0%
DRUG STORES - 0.0%
Thrifty Payless, Inc. 12 1/4%, 4/15/04  B3  563  602
GROCERY STORES - 0.0%
Pathmark Stores, Inc. 0%, 11/1/03 (j)  B3  990  639
TOTAL RETAIL & WHOLESALE   1,241
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
US Air, Inc.:
 9 5/8%, 2/1/01  B3  488  434
 10%, 7/1/03  B3  1,510  1,333
  1,767
UTILITIES - 0.0%
CELLULAR - 0.0%
Paging Network, Inc. 8 7/8%, 2/1/06  B2  990  983
TOTAL NONCONVERTIBLE BONDS   28,535
TOTAL CORPORATE BONDS
(Cost $233,669)   236,550

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 44.8%
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
U.S. TREASURY OBLIGATIONS - 44.7%
7 1/4%, 11/15/96  Aaa $ 109,660 $ 111,442
6 1/2%, 5/15/97  Aaa  44,000  44,557
8 1/2%, 5/15/97 (f)  Aaa  124,626  129,844
5 7/8%, 7/31/97  Aaa  170,110  170,775
7 3/4%, 12/31/99  Aaa  93,130  99,722
8 1/8%, 8/15/19 (f)  Aaa  442,512  532,674
7 5/8%, 2/15/25  Aaa  98,760  114,654
6 7/8%, 8/15/25  Aaa  244,160  262,052
U.S. Treasury Bills, yields at date of purchase
5.24% to 5.39%, 12/7/95  Aaa  36,020  35,838
  1,501,558
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
State of Israel (guaranteed by U.S. government
through Agency for International
Development) 7 3/4%, 11/15/99  Aaa  2,660  2,819
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (Cost $1,461,725)   1,504,377

FOREIGN GOVERNMENT OBLIGATIONS (H) - 0.0%
Mexico Value Recovery (a)  -  1  -
Province of Chaco, Argentina
11 7/8%, 9/10/97 (c)  -  533  549
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $559)   549

REPURCHASE AGREEMENTS - 6.2%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95  $ 209,093  209,059

PURCHASED OPTIONS - 0.6%
     UNDERLYING FACE VALUE
   EXPIRATION DATE/ AMOUNT AT VALUE (NOTE 1)
   STRIKE PRICE (000S) (000S)
225,000 J. Aron and Co. OTC Put Options
on Japanese Yen    Mar. 96/93.10 $ 229,624 $ 17,280
46,000 Swiss Bank Corp. OTC Put Options
on Japanese Yen    Mar. 96/93.58  49,945  3,376
97,170 Goldman Sachs and Co. OTC
Put Options on U.S. Treasury bonds,
7 5/8%, 2/15/25   Nov. 95/112.25  112,687  121
97,170 Goldman Sachs and Co. OTC
Put Options on U.S. Treasury bonds,
7 5/8%, 2/15/25   Nov. 95/113.75  112,687  356
TOTAL PURCHASED OPTIONS
(Cost $16,307)   21,133
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,285,828)  $ 3,357,652

SECURITIES SOLD SHORT
AMOUNTS IN THOUSANDS
NUMBER OF SHARES ISSUER VALUE
  341 Aspect Telecommunication Corp. $ 11,729
  83 Barnett Banks, Inc.  4,566
  910 Carnival Corporation Class A  21,158
  87 Compania de Telefonos de Chile sponsored ADR  6,271
  190 First Data Corp.  12,584
  63 General Instrument Corp.  1,201
  197 Investor AB Free shares  7,032
  167 Omnicare, Inc.  6,039
  276 Orbital Sciences Corp.  3,933
  278 Trimas Corp.  5,777
  253 Wendy's International, Inc.  5,030
TOTAL SECURITIES SOLD SHORT
(Total proceeds $73,680)    $ 85,320
THE VALUE OF SECURITIES SOLD SHORT AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.5%
FUTURES CONTRACTS
AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
1,154 Midcap 400 Stock Index
Futures Contracts   December, 1995 $ 121,459 $ (4,975)
477 S&P 500 Stock Index
Futures Contracts   December, 1995 $ 139,248  (897)
    $ (5,872)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 7.8%
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
JPY - Japanese yen
SEK - Swedish krona
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,142,000 or 1.0% of net assets.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Province of Chaco, Argentina
11 7/8%, 9/10/97 3/9/94 $ 559

4. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Principal amount is stated in United States dollars unless otherwise noted.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $12,614,000.
7. Security pledged to cover margin requirements on open short sale transactions (see Note 2 of Notes to Financial Statements). At the period end the value of securities pledged amounted to $89,506,000.
8. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
9. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD 79,454,000 are due July 31, 1996 and January 31, 1997.
10. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 45.3% AAA, AA, A 39.8%
Baa 2.1% BBB  1.4%
Ba 0.3% BB  0.3%
B 1.6% B  1.1%
Caa 0.0% CCC  0.1%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  79.8%
Japan  9.8
Canada  4.5
Australia  1.8
Others (individually less than 1%)  4.1
TOTAL  100.0%
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $3,291,770,000. Net unrealized appreciation aggregated $65,882,000, of which $153,807,000 related to appreciated investment securities and $87,925,000 related to depreciated investment securities. The fund hereby designates $1,150,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase             $ 3,357,652
agreements of $209,059) (cost $3,285,828) - See
accompanying schedule

Securities sold short, at value (proceeds received $73,680)           (85,320)     $ 3,272,332

Restricted cash on securities sold short                                            73,680

Receivable for investments sold                                                     117,559

Receivable for fund shares sold                                                     5,781

Dividends receivable                                                                3,488

Interest receivable                                                                 31,455

Other receivables                                                                   10

Prepaid expenses                                                                    12

 TOTAL ASSETS                                                                       3,504,317

LIABILITIES

Payable to custodian bank                                             1,933

Payable for investments purchased                                     44,017

Payable for fund shares redeemed                                      9,361

Accrued management fee                                                1,471

Distribution fees payable                                             1,886

Payable for daily variation on futures contracts                      1,228

Other payables and accrued expenses                                   2,287

 TOTAL LIABILITIES                                                                  62,183

NET ASSETS                                                                         $ 3,442,134

Net Assets consist of:

Paid in capital                                                                    $ 3,354,675

Undistributed net investment income                                                 27,758

Accumulated undistributed net realized gain (loss) on investments                   4,318

and foreign currency transactions

Net unrealized appreciation (depreciation) on investments and                       55,383
assets and liabilities in foreign currencies

NET ASSETS                                                                         $ 3,442,134

CALCULATION OF MAXIMUM OFFERING PRICE                                               $15.30
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($3,441,141 (divided by) 224,858 shares)

Maximum offering price per share (100/95.25 of $15.30)                              $16.06

INSTITUTIONAL CLASS:                                                                $15.40
NET ASSET VALUE, offering price and redemption price per share
 ($993 (divided by) 64.5 shares)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                              $ 28,010
Dividends

Interest                                                        155,803

 TOTAL INCOME                                                   183,813

EXPENSES

Management fee                                      $ 17,383

Transfer agent fees                                  6,667
Class A

 Institutional Class                                 1

Distribution fees - Class A                          21,914

Accounting fees and expenses                         758

Non-interested trustees' compensation                28

Custodian fees and expenses                          342

Registration fees                                    161
Class A

 Institutional Class                                 14

Audit                                                61

Legal                                                60

Reports to shareholders                              21

Dividends on securities sold short     2,020


Miscellaneous                                                      255

 Total expenses before reductions                                  49,685

 Expense reductions                                                (466)       49,219

NET INVESTMENT INCOME                                                          134,594

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain (loss) of $656     17,679
on sales of investment in affiliated issues)

 Foreign currency transactions                                     (13,029)

 Futures contracts                                                 45,326

 Short sales                                                       (11,994)    37,982

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                             89,961

 Assets and liabilities in foreign currencies                      15,855

 Futures contracts                                                 (9,187)

 Short sales                                                       (6,153)     90,476

NET GAIN (LOSS)                                                                128,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                          $ 263,052
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                         1995          1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 134,594     $ 96,897
Net investment income

 Net realized gain (loss)                                 37,982        (77,188)

 Change in net unrealized appreciation (depreciation)     90,476        (102,068)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          263,052       (82,359)
 FROM OPERATIONS

Distributions to shareholders                             (112,646)     (40,466)
From net investment income
 Class A

  Institutional Class                                     (70)          -

 In excess of net investment income - Class A             -             (3,288)

 From net realized gain - Class A                         -             (56,730)

 Return of capital - Class A (Note 1)                     -             (6,785)

 TOTAL DISTRIBUTIONS                                      (112,716)     (107,269)

Share transactions - net increase (decrease)              163,022       1,664,280

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 313,358       1,474,652

NET ASSETS

 Beginning of period                                      3,128,776     1,654,124

 End of period (including undistributed net investment   $ 3,442,134   $ 3,128,776
 income of $27,758 and $6,656, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                    YEARS ENDED OCTOBER 31,

                                    1995                      1994 C    1993      1992      1991

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 14.67                   $ 15.91   $ 14.41   $ 14.13   $ 10.41
of period

Income from Investment
Operations

 Net investment income               .59                       .38       .48       .50       .51

 Net realized and unrealized         .54                       (.79)     2.18      .85       3.74
 gain (loss)

 Total from investment               1.13                      (.41)     2.66      1.35      4.25
operations

Less Distributions

 From net investment income          (.50)                     (.28)     (.56)     (.46)     (.53)

 In excess of net                    -                         (.02)     -         -         -
 investment income

 From net realized gain              -                         (.49)     (.60)     (.61)     -

 Return of capital                   -                         (.04)     -         -         -

 Total distributions                 (.50)                     (.83)     (1.16)    (1.07)    (.53)

Net asset value, end of period      $ 15.30                   $ 14.67   $ 15.91   $ 14.41   $ 14.13

TOTAL RETURN A, B                    7.85%                     (2.69)    19.66%    10.27%    41.73%
                                                              %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 3,441                   $ 3,129   $ 1,654   $ 398     $ 136
(in millions)

Ratio of expenses to average         1.47%                     1.59%     1.52%     1.60%     1.71%
net assets

Ratio of expenses to average net     1.46%                     1.58%     1.51%     1.60%     1.71%
assets after expense
reductions

Ratio of net investment income       3.99%                     3.79%     3.24%     3.97%     4.19%
to average net assets

Portfolio turnover                   297%                      202%      200%      389%      220%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                    1995 E



SELECTED PER-SHARE DATA

Net asset value, beginning of period                                $ 15.23

Income from Investment Operations

 Net investment income                                               .25

 Net realized and unrealized gain (loss)                             .09

 Total from investment operations                                    .34

Less Distributions

 From net investment income                                          (.17)

Net asset value, end of period                                      $ 15.40

TOTAL RETURN B, C                                                    2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 993

Ratio of expenses to average net assets                              .92% A,
                                                                    D

Ratio of expenses to average net assets after expense reductions     .91% A

Ratio of net investment income to average net assets                 4.54% A

Portfolio turnover                                                   297%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE INSTITUTIONAL CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Income & Growth Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, passive foreign investment companies (PFIC), foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. For the period ended October 31, 1994, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
SHORT SALES AGAINST THE BOX. The fund may hedge its investments against changes in value by engaging in short sales against the box. In a short sale against the box, the fund sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the fund would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the fund will not dispose of the security hedged by the short sale.
2. OPERATING POLICIES - CONTINUED
SHORT SALES AGAINST THE BOX - CONTINUED
The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the captions "Purchased Options" and "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $549,000 or 0.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $8,706,238,000 and $7,812,595,000, respectively, of which U.S. government and government agency obligations aggregated $3,594,258,000 and $2,651,361,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,503,822,000 and $2,452,648,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%.
For the period, the management fee was equivalent to an annual rate of .52% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .65% of the average net assets of Class A. For the period, the fund paid FDC $21,914,000 under the Class A Plan, of which $16,749,000 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services. Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $10,071,000 on sales of Class A shares of the fund, of which $8,397,000 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,372,000 for the period.
5. EXPENSE REDUCTIONS.
Effective October 30, 1995, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.90% and 1.25% of average net assets for Class A and Institutional Class, respectively. For the period, the reimbursement reduced expenses by $12,000 for Institutional Class.
For the period, FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $454,000 under this arrangement.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares was as follows:
SHARE TRANSACTIONS
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   OCTOBER 31, OCTOBER 31,
OCTOBER 31, OCTOBER 31,
 1995 A  1994  1995 A  1994
AMOUNTS IN THOUSANDS
CLASS A
Shares sold  65,838  139,531 $ 973,364 $ 2,113,111
Reinvestment of distributions  7,001  6,294  103,985  95,269
Shares redeemed  (61,310)  (36,474)  (915,254)  (544,100)
Net increase (decrease)  11,529  109,351 $ 162,095 $ 1,664,280

INSTITUTIONAL CLASS
Shares sold  473.6  - $ 7,256 $ -
Reinvestment of distributions  4.3  -  67  -
Shares redeemed  (413.4)  -  (6,396)  -
Net increase (decrease)  64.5  - $ 927 $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS       PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Montupet SA  $ - $ 663 $ - $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Income & Growth Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Income & Growth Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Income & Growth Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A) and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Income & Growth Fund voted to pay shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE  DIVIDENDS CAPITAL GAINS
Class A 12/11/95  12/8/95 $ .23 $ .03
Institutional Class  12/11/95  12/8/95 $ .25 $ .03
A total of 41.4% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1996 of these percentages for use in preparing 1995 income tax returns.






INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William S. Hayes, Vice President
Robert Haber, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investment Institutional Operations Company Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York
Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

INCOME & GROWTH
FUND - CLASS A
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     29   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    34   Notes to the financial statements.

REPORT OF INDEPENDENT    41   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            42


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR INCOME & GROWTH FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 1   PAST 5    LIFE OF
                                       YEAR     YEARS     FUND

Advisor Income & Growth - Class A      7.85%    96.27%    162.36%

Advisor Income & Growth - Class A
 (incl. max. 4.75% sales charge)       2.73%    86.95%    149.90%

S&P 500(registered trademark)          26.44%   121.65%   204.47%

Lehman Brothers Aggregate Bond Index   15.65%   58.53%    n/a

Average Balanced Fund                  17.98%   89.93%    n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 6, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. For comparison, you can look at both the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market - and the performance of the Lehman Brothers Aggregate Bond Index, a broad measure of the bond market. To measure how Class A's performance stacked up against its peers, you can compare it to the average balanced fund, which reflects the performance of 199 balanced funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995         PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

Advisor Income & Growth - Class A      7.85%    14.44%   11.55%

Advisor Income & Growth - Class A
 (incl. max. 4.75% sales charge)       2.73%    13.33%   10.94%

S&P 500                                26.44%   17.26%   13.45%

Lehman Brothers Aggregate Bond Index   15.65%   9.65%    n/a

Average Balanced Fund                  17.98%   13.61%   n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A's actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
                  Fidelity Advisor IStandard & Poor's 5LB Aggregate Bond
         01/31/87           9525.00           10000.00          10000.00
         02/28/87           9808.92           10395.00          10069.35
         03/31/87          10193.24           10695.42          10023.96
         04/30/87           9944.62           10600.23           9749.09
         05/31/87           9917.00           10692.45           9710.95
         06/30/87          10156.25           11232.42           9844.60
         07/31/87          10646.94           11801.90           9837.04
         08/31/87          10869.14           12242.11           9784.40
         09/30/87          10684.30           11974.01           9576.04
         10/31/87           8801.03            9394.81           9917.10
         11/30/87           8642.53            8620.68           9996.53
         12/31/87           9020.35            9276.71          10132.70
         01/31/88           9549.84            9667.26          10488.89
         02/29/88           9946.97           10117.75          10613.40
         03/31/88           9975.33            9805.11          10513.79
         04/30/88          10147.82            9913.95          10457.05
         05/31/88          10186.15           10000.20          10386.76
         06/30/88          10608.64           10459.21          10637.35
         07/31/88          10569.81           10419.47          10581.56
         08/31/88          10530.99           10065.20          10609.30
         09/30/88          10725.99           10493.98          10849.49
         10/31/88          10883.29           10785.71          11053.74
         11/30/88          10775.14           10631.48          10919.46
         12/31/88          10904.26           10817.53          10931.76
         01/31/89          11333.25           11609.37          11089.05
         02/28/89          11373.15           11320.30          11008.67
         03/31/89          11564.56           11584.06          11056.26
         04/30/89          12029.16           12185.28          11287.63
         05/31/89          12423.06           12678.78          11584.24
         06/30/89          12594.31           12606.51          11936.96
         07/31/89          13166.31           13744.88          12190.70
         08/31/89          13370.60           14014.28          12010.09
         09/30/89          13391.47           13956.82          12071.55
         10/31/89          13184.97           13633.02          12369.11
         11/30/89          13453.42           13911.13          12487.00
         12/31/89          13586.38           14245.00          12520.41
         01/31/90          12929.15           13289.16          12371.63
         02/28/90          12963.15           13460.59          12411.35
         03/31/90          13144.59           13817.30          12420.49
         04/30/90          12972.54           13471.87          12306.70
         05/31/90          13454.28           14785.37          12671.08
         06/30/90          13511.35           14684.83          12874.39
         07/31/90          13476.53           14637.84          13052.48
         08/31/90          12652.38           13314.58          12878.17
         09/30/90          12360.36           12666.16          12984.71
         10/31/90          12242.75           12611.70          13149.57
         11/30/90          12795.50           13426.41          13432.62
         12/31/90          13186.54           13801.01          13641.92
         01/31/91          13867.36           14402.73          13810.56
         02/28/91          14679.58           15432.53          13928.45
         03/31/91          15052.42           15805.99          14024.27
         04/30/91          15341.89           15843.93          14176.20
         05/31/91          15981.14           16528.39          14259.10
         06/30/91          15653.60           15771.39          14251.85
         07/31/91          16323.07           16506.33          14449.49
         08/31/91          16736.93           16897.53          14762.17
         09/30/91          16860.16           16615.34          15061.31
         10/31/91          17351.35           16837.99          15229.00
         11/30/91          16946.12           16159.42          15368.64
         12/31/91          17733.45           18008.06          15825.06
         01/31/92          17850.12           17673.11          15609.77
         02/29/92          18226.04           17902.86          15711.27
         03/31/92          18161.34           17553.75          15622.70
         04/30/92          18305.17           18069.83          15735.54
         05/31/92          18671.27           18158.37          16032.47
         06/30/92          18501.50           17887.81          16253.11
         07/31/92          19041.79           18619.43          16584.71
         08/31/92          19041.79           18237.73          16752.72
         09/30/92          19199.32           18452.93          16951.30
         10/31/92          19132.93           18517.52          16726.56
         11/30/92          19252.43           19148.96          16730.34
         12/31/92          19364.85           19384.50          16996.38
         01/31/93          19730.23           19547.33          17322.30
         02/28/93          20151.81           19813.17          17625.53
         03/31/93          20912.40           20231.23          17698.98
         04/30/93          21507.47           19741.63          17822.22
         05/31/93          21918.35           20270.71          17844.92
         06/30/93          21777.22           20329.49          18168.32
         07/31/93          22005.71           20248.18          18271.08
         08/31/93          22805.39           21015.58          18591.33
         09/30/93          22592.18           20853.76          18642.40
         10/31/93          22894.37           21285.43          18712.06
         11/30/93          22592.18           21083.22          18552.88
         12/31/93          23171.03           21338.33          18653.43
         01/31/94          23815.09           22063.83          18905.28
         02/28/94          23395.70           21465.90          18576.83
         03/31/94          22461.33           20529.99          18118.83
         04/30/94          22280.19           20792.77          17974.15
         05/31/94          22370.76           21133.77          17971.63
         06/30/94          21946.21           20616.00          17931.91
         07/31/94          22370.58           21292.20          18288.10
         08/31/94          22643.39           22165.18          18310.80
         09/30/94          22492.08           21622.14          18041.29
         10/31/94          22279.46           22108.63          18025.22
         11/30/94          21975.72           21303.44          17985.19
         12/31/94          21990.90           21619.37          18109.38
         01/31/95          21929.65           22179.96          18467.77
         02/28/95          22312.50           23044.31          18906.86
         03/31/95          22683.21           23724.35          19022.85
         04/30/95          22930.27           24423.03          19288.57
         05/31/95          23378.07           25399.22          20034.99
         06/30/95          23658.73           25989.24          20181.88
         07/31/95          24016.73           26851.05          20136.80
         08/31/95          24078.99           26918.44          20379.83
         09/30/95          24311.62           28054.40          20578.09
         10/31/95          24028.93           27954.25          20845.71

























    Index (SH











































































































$10,000 OVER LIFE OF FUND: Let's
say you invested $10,000 in Fidelity Advisor Income & Growth Fund - Class A on January 31, 1987, shortly after the fund started, and paid the maximum 4.75% sales charge. As the chart shows, by October 31, 1995, the value of your investment would have grown to $24,029 - a 140.29% increase on your initial investment. For comparison, look at how both the S&P 500 and Lehman Brothers Aggregate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment in the S&P 500 would have grown to $27,954 - a 179.54% increase. If you had put $10,000 in the bond index, it would have grown to $20,846 - a 108.46% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks or bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A favorable interest rate
environment helped spur strong
returns for both stock and bond
markets in the U.S. during the 12
months ended October 31, 1995. A
strong rally starting in November
1994 helped bonds recover from
the effects of sharply rising
interest rates seen earlier that
year. For the 12-month period,
the Lehman Brothers Aggregate
Bond Index - a broad measure
of U.S. taxable bonds - had a
total return of 15.65%. Indications
of a slowing economy and a
relative absence of inflation
pressures encouraged bond
investors. In an effort to thwart the
possibility of a recession, the
Federal Reserve Board lowered
the fed funds rate - the rate
banks charge each other for
overnight loans - by 0.25% in July
to 5.75%, reversing its 1994 policy
of interest rate increases. Strong
corporate earnings helped propel the
Standard & Poor's Composite
Index of 500 Stocks to a 12-month
total return of 26.44% - well
above its historical annual
average of roughly 12%.
Technology companies - whose
goods and services benefited
from both corporate and
consumer demand - posted the
strongest earnings growth and
stock price gains. In June, the
Dow Jones Industrial Average
closed above 4500 for the first
time. Returns from foreign
markets were varied, as investors
brought capital back to the U.S.
market. The Morgan Stanley
EAFE (Europe, Australia, Far
East) Index returned -0.37% for
the year ended October 31.
An interview with Robert Haber, Portfolio Manager of Fidelity
Advisor Income & Growth Fund
Q. HOW HAS THE FUND PERFORMED, BOB?
A. For the 12 months ended October 31, 1995, Class A had a total return of 7.85%, compared to a return of 17.98% for the average balanced fund tracked by Lipper Analytical Services.
Q. WHY DID THE FUND SUBSTANTIALLY UNDERPERFORM ITS PEERS?
A. Throughout my tenure on the fund, I have focused on maximizing rewards and managing risk. Going into the period, I found stocks to be high-priced. As a result, I put more of the fund's assets into bonds, as a defensive move. That turned out to be a move that hurt the fund's performance, as stocks have continued to perform very well. In addition, within the context of this strategy, I made some tactical moves that detracted from performance.
Q. WHAT WERE THEY?
A. First of all, while I positioned the fund's bond investments aggressively - increasing their duration, or sensitivity to interest rates
- I wasn't aggressive enough. That is, I anticipated this year's drop in interest rates - and rise in bond prices - but didn't foresee the magnitude of that drop; the fund would have done better with an even longer duration. This year's rally was unusual in that rates in the market started dropping before the Federal Reserve Board even finished raising short-term rates in early 1995. I could have responded more quickly. So while the fund's bonds have been good contributors, they weren't positioned aggressively enough to fully take advantage of the market rally.
Q. WHAT ABOUT THE FUND'S EQUITY
INVESTMENTS?
A. On the stock side, the fund was heavily invested in cyclicals - stocks that tend to rise and fall with the economy - which lagged the market, even though many of these companies posted strong earnings. Signs of an economic slowdown detracted from investors' interest in these stocks. For example, one of the fund's investments, Reynolds Metals, showed strong earnings growth but its stock has not responded. At the end of the period, I continued to hold this stock. I like the outlook for the supply/demand dynamic in the aluminum industry, and Reynolds has strong foil and aluminum can businesses that tend to be less cyclical in nature.
Q. WHICH STOCK INVESTMENTS HELPED THE FUND'S PERFORMANCE?
A. The fund's top two equity investments contributed well. Bell Atlantic has a strong dividend yield, with earnings that could grow steadily regardless of the economic climate of the next year or so. Chrysler also has benefited from a solid product line, has a good balance sheet, and I find its stock to be very cheap. In addition, it has a high dividend relative to the market, one of the aspects I'm focusing on as a defensive measure in this market.
Q. HOW ARE YOU POSITIONING THE FUND'S BOND INVESTMENTS?
A. More aggressively than they had been earlier in the period. That is, I've increased their overall duration, or sensitivity to interest rates. Faced with a weakening economy, I like the prospects for bonds. In terms of security selection, almost all of the fund's fixed-income investments are Treasury issues. Yield spreads - the difference in yield between bonds with the same maturity but different credit quality - are quite narrow, meaning there is little incentive to invest in lower credit issues or other options such as mortgage-backed securities.
Q. WHAT ABOUT OVERSEAS INVESTMENTS?
A. The fund's overseas investments - 20.2% of the fund at the end of the period - are focused in Japan for the most part. I've concentrated on larger, blue chip, export-driven companies such as Hitachi and TDK, on the theory that the yen is overvalued. As it declines, it will help these companies and the Japanese economy. In fact, that happened later in the period, although stock price gains were offset by yen depreciation.
Q. LET'S TAKE A LOOK AT THE NEXT SIX MONTHS. WHAT'S YOUR OUTLOOK?
A. I'm concerned about the stock market because I still find valuations to be high and expect earnings to decelerate as the economy slows further. With that kind of economic slowdown, I anticipate that lower interest rates will ensue. As a result, I'm looking to use the fund's bond investments both defensively - investing more there to insulate the fund from exposure to a suspect stock market - and offensively - as a way to take advantage of falling rates. On the stock side, I'm sticking with cyclicals, on the theory that, historically, when they get as oversold, or cheap, as they have, and when rates start falling, investors start to think about the next economic expansion and migrate toward cyclical issues. As a result, I'm focusing on cyclical stocks that have strong earnings potential and attractive prices.

FUND FACTS
GOAL: to provide as much
income as possible,
consistent with the
preservation of capital, by
investing in both stocks and
bonds
START DATE: January 6, 1987
SIZE: more than $3.4 billion
MANAGER: Robert Haber,
since January 1987; joined
Fidelity in 1985
(checkmark)
BOB HABER ON THE STRENGTH OF
THE STOCK MARKET:
"We have come through an
unprecedented period of
strength in the U.S. stock
market. It has been more
than five years since the Dow
Jones Industrial Average has
experienced a correction of
12% or more, longer than any
such period in market history.
It also has been 12 years
since a year's low on the Dow
fell below the previous year's
low, again the longest period
in history for that type of
occurrence. Finally, the Dow
has not experienced a single
decline of 3.5% or more year
to date; that's the first time
that has happened this
century. These are among the
statistics - along with the
high stock prices, shrinking
earnings growth and shrinking
dividend yields - that lead
me to be cautious about
stocks. I believe it is prudent
to expect a correction at some
point; by nature, historically,
that's the way that markets
work."
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF OCTOBER 31, 1995
                                              % OF FUND'S    % OF FUND'S
                                              INVESTMENTS    INVESTMENTS
                                                             IN THESE STOCKS
                                                             6 MONTHS AGO

Bell Atlantic Corp.                           2.2            0.0

Chrysler Corp.                                1.3            0.0

Omron Corp.                                   1.3            0.3

Falconbridge Ltd. (1st installment receipt)   1.2            0.0

Reynolds Metals Co.                           1.0            0.2

TOP FIVE FIXED-INCOME SECURITIES AS OF OCTOBER 31, 1995

(BY ISSUER, WITH MATURITIES OF MORE THAN ONE YEAR)   % OF FUND'S    % OF FUND'S
                                                     INVESTMENTS    INVESTMENTS
                                                                    IN THESE SECURITIES
                                                                    6 MONTHS AGO

U.S. Treasury Obligations (various issues)           43.6           14.9

NEC Corp. 1.90%, 3/30/01                             1.0            0.3

Carnival Cruise Lines, Inc. 4 1/2%, 7/1/97           0.6            0.7

Canon, Inc. 1.30%, 12/19/08                          0.4            0.0

First Financial Management Corp. 5%,                 0.4            0.1
12/15/99


TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Basic Industries                   9.4            11.9

Technology                         8.0            5.6

Utilities                          4.8            0.9

Energy                             3.8            6.4

Industrial Machinery & Equipment   3.7            0.8

ASSET ALLOCATION
AS OF OCTOBER 31, 1995 * AS OF APRIL 30, 1995 **
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 8.4
Row: 1, Col: 4, Value: 44.0
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 25.9
Row: 1, Col: 1, Value: 1.1
Row: 1, Col: 2, Value: 33.0
Row: 1, Col: 3, Value: 15.5
Row: 1, Col: 4, Value: 19.7
Row: 1, Col: 5, Value: 20.0
Row: 1, Col: 6, Value: 10.7
Stocks and
equity futures 46.9%
Bonds 44.6%
Convertible
securities 8.4%
Short-term
investments - 0.5%
Other
investments 0.6%
FOREIGN
INVESTMENTS 20.2%
Stocks and
equity futures 30.7%
Bonds 19.7%
Convertible
securities 15.5%
Short-term
investments 34.0%
Other
investments 0.1%
FOREIGN
INVESTMENTS 17.9%
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities



COMMON STOCKS - 38.9%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.7%
AEROSPACE & DEFENSE - 0.1%
Flightsafety International, Inc.   38,000 $ 1,814
Rockwell International Corp.   1,000  45
Teleflex, Inc.   1,000  42
  1,901
DEFENSE ELECTRONICS - 0.6%
Litton Industries, Inc. (a)  541,300  21,449
TOTAL AEROSPACE & DEFENSE   23,350
BASIC INDUSTRIES - 8.3%
CHEMICALS & PLASTICS - 1.3%
Albemarle Corp.   198,500  3,697
du Pont (E.I.) de Nemours & Co.   1,000  62
FMC Corp. (a)  46,600  3,338
IMC Fertilizer Group, Inc.   15,700  1,099
International Specialty Products, Inc.   232,700  2,007
Kemira OY  1,099,700  9,252
Mississippi Chemical Corp.   147,800  3,566
Nippon Shokubai Co. Ltd.   499,000  4,361
Olin Corp.   1,000  64
Praxair, Inc.   135,800  3,667
Rohm & Haas Co.   129,200  7,138
Sekisui Chemical Co. Ltd.   463,000  6,034
Vigoro Corp.   1,000  43
  44,328
IRON & STEEL - 0.2%
Kobe Steel (a)  2,623,000  6,888
Nucor Corp.   34,500  1,660
  8,548
METALS & MINING - 6.6%
Alcan Aluminium Ltd.   486,400  15,421
Alumax, Inc. (a)  81,300  2,398
Aluminum Co. of America  45,400  2,315
Brush Wellman, Inc.   1,000  17
Capral Aluminium Ltd.   7,966,900  18,175
Comalco Ltd.   2,847,400  14,356
Cominco Ltd. (a)  1,000  19

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - CONTINUED
Eramet SA  125,322 $ 8,470
Falconbridge Ltd.   567,200  12,498
Falconbridge Ltd. (1st installment receipt) (i)  4,181,800  39,268
Inco Ltd.   604,533  20,796
Kaiser Aluminum Corp. (a)  395,000  4,444
Pechiney International SA  171,450  8,954
QNI Ltd.   6,631,184  12,708
Reynolds Metals Co.   666,100  33,555
Sherritt, Inc. (a)  2,129,100  27,514
Union Miniere SA (a)  1,000  64
  220,972
PAPER & FOREST PRODUCTS - 0.2%
Boise Cascade Corp.   1,000  37
Consolidated Papers, Inc.   64,200  3,675
Crestbrook Forest Industries Ltd.   106,900  1,391
James River Corp. of Virginia  1,000  32
  5,135
TOTAL BASIC INDUSTRIES   278,983
CONGLOMERATES - 0.8%
Crane Co.   142,300  5,034
Harris Corp.   228,000  13,253
Mark IV Industries, Inc.   343,200  6,692
Textron, Inc.   34,800  2,393
Tyco International Ltd.   15,300  929
  28,301
CONSTRUCTION & REAL ESTATE - 1.8%
BUILDING MATERIALS - 0.3%
Carlisle Companies, Inc.   1,000  41
Masco Corp.   22,700  638
Sherwin-Williams Co.   52,700  1,984
Texas Industries, Inc.   133,700  7,036
Vulcan Materials Co.   600  33
  9,732

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.5%
American Buildings Co. (a)  143,700 $ 3,629
Granite Construction, Inc.   53,900  1,529
Webb (Del E.) Corp.   616,400  12,790
  17,948
REAL ESTATE INVESTMENT TRUSTS - 1.0%
CBL & Associates Properties, Inc.   50,500  1,073
CWM Mortgage Holdings, Inc.   1,000  15
Cali Realty Corp.   112,400  2,191
CenterPoint Properties Corp.   59,000  1,335
Colonial Properties Trust (SBI)  37,200  930
Equity Residential Properties Trust (SBI)  107,600  3,013
Franchise Finance Corp. of America  278,500  5,883
Highwoods Properties, Inc.   25,100  668
LTC Properties, Inc.   211,300  3,064
Liberty Property Trust (SBI)   29,700  601
National Golf Properties, Inc.   173,100  3,743
Shurgard Storage Centers, Inc.   53,600  1,367
Sovran Self Storage, Inc.   42,000  1,040
Speiker Properties, Inc.   286,500  6,948
Starwood Lodging Trust combined certificate (SBI)  47,400  1,292
  33,163
TOTAL CONSTRUCTION & REAL ESTATE   60,843
DURABLES - 3.2%
AUTOS, TIRES, & ACCESSORIES - 2.6%
Borg-Warner Automotive, Inc.   143,500  4,233
Bridgestone Corp.   132,000  1,837
Chrysler Corp.   839,800  43,355
Dana Corp.   36,300  930
Genuine Parts Co.   246,800  9,779
Johnson Controls, Inc.   192,700  11,225
NGK Spark Plug Co. Ltd. (warrants) (a)  2,450  3,369
Snap-on Tools Corp.   200,600  8,500
Suzuki Motor Corp.   266,000  2,685
  85,913

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
HOME FURNISHINGS - 0.4%
Heilig-Meyers Co.   118,900 $ 2,185
Herman Miller, Inc.   98,200  2,909
Leggett & Platt, Inc.   406,300  9,751
  14,845
TEXTILES & APPAREL - 0.2%
Guilford Mills, Inc.   77,200  1,708
Mohawk Industries, Inc. (a)  23,200  348
Russell Corp.   1,000  25
Stride Rite Corp.   86,700  975
Unifi, Inc.   223,300  5,024
Westpoint Stevens, Inc. Class A  1,000  21
  8,101
TOTAL DURABLES   108,859
ENERGY - 2.1%
COAL - 0.0%
Eastern Enterprises Co.   42,600  1,273
ENERGY SERVICES - 0.9%
Baker Hughes, Inc.   332,800  6,531
Halliburton Co.   1,000  42
Helmerich & Payne, Inc.   1,000  26
Nabors Industries, Inc. (a)  642,100  5,538
Petroleum Helicopters, Inc. (non-vtg.)  106,000  1,087
Pride Petroleum Services, Inc. (a)  100  1
Production Operators Corp.   1,000  30
Transocean Drilling AS (a)  1,140,150  17,398
  30,653
OIL & GAS - 1.2%
Amerada Hess Corp.   1,000  45
Atlantic Richfield Co.   11,100  1,185
British Petroleum PLC ADR  1,000  88
Canada Occidental Petroleum Ltd.   1,000  29
Coastal Corp. (The)  316,300  10,240
Elf Gabon  100  15
Forest Oil Corp. (a)  1,000  2

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Louisiana Land & Exploration Co.   184,200 $ 6,516
Occidental Petroleum Corp.   1,000  22
Pancanadian Petroleum Ltd.   125,000  4,184
Santa Fe Energy Resources, Inc. (a)  1,086,200  9,640
Wascana Energy, Inc. (a)  839,400  6,633
  38,599
TOTAL ENERGY   70,525
FINANCE - 1.2%
INSURANCE - 0.8%
ACE Ltd.   366,700  12,468
Allmerica Financial Corp. (a)  6,900  173
American Travellers Corp.   4,200  94
Capital RE Corp.   20,700  585
Liberty Corp. (The)  108,200  3,625
Old Republic International Corp.   275,500  7,886
Transport Holdings, Inc. Class A (a)  5  -
Travelers, Inc. (The)  600  30
USLIFE Corp.   122,100  3,480
  28,341
SECURITIES INDUSTRY - 0.4%
Daiwa Securities Co. Ltd.   1,082,000  12,723
TOTAL FINANCE   41,064
HEALTH - 1.2%
DRUGS & PHARMACEUTICALS - 0.2%
Upjohn Co.   147,400  7,481
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Advanced Technology Laboratories, Inc. (a)  89,600  1,613
Baxter International, Inc.   58,100  2,244
Bergen Brunswig Corp. Class A  56,100  1,164
St. Jude Medical, Inc.   28,900  1,539
  6,560

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 0.8%
Beverly Enterprises, Inc. (a)  99,100 $ 1,165
Foundation Health Corp.   114,300  4,843
Integrated Health Services, Inc.   71,800  1,642
Summit Care Corp. (a)  64,800  1,345
Tenet Healthcare Corp.   86,000  1,537
United HealthCare Corp.   171,900  9,132
Vencor, Inc. (a)  213,500  5,925
  25,589
TOTAL HEALTH   39,630
INDUSTRIAL MACHINERY & EQUIPMENT - 3.7%
ACCESS & MEASUREMENT CUTTING TOOLS - 0.1%
Stanley Works  29,900  1,428
ELECTRICAL EQUIPMENT - 2.4%
California Microwave Corp. (a)  47,000  1,035
Mitsubishi Electric Co. Ord.   3,765,000  28,185
Murata Manufacturing Co. Ltd.   303,000  10,131
Omron Corp.   1,797,000  42,083
  81,434
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Caterpillar, Inc.   591,900  33,220
Dover Corp.   5,200  205
IDEX Corp.   1,200  45
Parker-Hannifin Corp.   43,600  1,472
Timken Co.   78,200  3,148
  38,090
LAWN & GARDEN TRACTORS, EQUIPMENT - 0.0%
Toro Co.   46,900  1,354
POLLUTION CONTROL - 0.0%
Safety Kleen Corp.   32,900  506
WMX Technologies, Inc.   28,100  790
  1,296
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   123,602

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 0.7%
LEISURE DURABLES & TOYS - 0.5%
Brunswick Corp.   744,500 $ 14,518
Hasbro, Inc.   1,000  31
Mattel, Inc.   47,500  1,366
  15,915
LODGING & GAMING - 0.0%
Resort Hotels PLC (a)  5,487,300  -
PUBLISHING - 0.0%
Banta Corp.   17,400  753
RESTAURANTS - 0.2%
Ryan's Family Steak Houses, Inc. (a)  897,900  6,959
TOTAL MEDIA & LEISURE   23,627
NONDURABLES - 1.8%
BEVERAGES - 0.1%
Brahma (Cia Cervejaria) PN Class B (Pfd. Reg.)  10,939,900  4,176
FOODS - 0.2%
Chiquita Brands International, Inc.   295,400  4,800
HOUSEHOLD PRODUCTS - 0.6%
First Brands Corp.   234,400  10,724
Stanhome, Inc.   315,900  9,635
  20,359
TOBACCO - 0.9%
Philip Morris Companies, Inc.   333,300  28,163
Souza Cruz Industria Comerico  227,600  1,629
  29,792
TOTAL NONDURABLES   59,127
PRECIOUS METALS - 1.1%
Buffelsfontein Gold Mining Ltd. Ord. (a)  3,100  13
Coeur d'Alene Mines Corp.   67,400  1,137
Echo Bay Mines Ltd.   296,321  2,672
Firstmiss Gold, Inc.   27,842  501
Free State Consolidated Gold Mines Ltd.:
 ADR  373,900  3,529
 Ord.   360,586  3,361

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - CONTINUED
Hecla Mining Co. (a)  242,200 $ 1,786
Newmont Mining Corp.   1,000  38
Pegasus Gold, Inc. (a)  535,500  5,925
Placer Dome, Inc.   45,500  998
Vaal Reefs Exploration and Mining Co. Ltd.:
 ADR   335,400  1,908
 (Reg.)  20,100  1,149
Western Mining Holdings Ltd.   2,097,436  13,430
  36,447
RETAIL & WHOLESALE - 2.2%
GENERAL MERCHANDISE STORES - 0.9%
Consolidated Stores Corp. (a)  228,300  5,279
Dayton Hudson Corp.   1,000  69
Dillard Department Stores, Inc. Class A  129,600  3,515
Ito-Yokado Co. Ltd.   237,000  12,982
May Department Stores Co. (The)  1,000  39
Price/Costco, Inc. (a)  152,900  2,599
Proffitts, Inc. (a)  114,700  2,681
Wal-Mart Stores, Inc.   104,000  2,249
  29,413
GROCERY STORES - 0.6%
Albertson's, Inc.   275,600  9,164
Vons Companies, Inc. (a)  432,400  10,972
  20,136
RETAIL & WHOLESALE, MISCELLANEOUS - 0.7%
Fingerhut Companies, Inc.   484,100  6,596
Pier 1 Imports, Inc.   1,199,800  11,548
Uny Co. Ltd.   104,000  1,794
Waban, Inc. (a)  338,200  5,284
  25,222
TOTAL RETAIL & WHOLESALE   74,771
SERVICES - 0.3%
PRINTING - 0.1%
Deluxe Corp.   39,300  1,056
Standard Register Co.   50,100  1,127
  2,183

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 0.2%
CDI Corp. (a)  213,700 $ 3,152
Interim Services, Inc. (a)  111,600  3,320
Western Atlas, Inc. (a)  400  18
  6,490
TOTAL SERVICES   8,673
TECHNOLOGY - 5.1%
COMPUTER SERVICES & SOFTWARE - 0.8%
Adobe Systems, Inc.   10,400  592
BancTec, Inc. (a)  341,800  6,409
Black Box Corp.   202,200  3,286
DST Systems, Inc.   17,700  372
FTP Software, Inc.   274,100  7,401
Policy Management Systems Corp. (a)  212,800  10,028
SunGard Data Systems, Inc.   7,600  209
  28,297
COMPUTERS & OFFICE EQUIPMENT - 1.0%
Canon, Inc.   492,000  8,436
Hewlett-Packard Co.   1,000  93
NEC Corp.   203,000  2,685
Pitney Bowes, Inc.   46,900  2,046
Ricoh Co. Ltd. Ord.   1,911,000  20,598
Sun Microsystems, Inc. (a)  1,000  78
  33,936
ELECTRONIC INSTRUMENTS - 0.0%
TSI, Inc.   1,500  18
ELECTRONICS - 3.3%
AMP, Inc.   131,800  5,174
Hitachi Ltd.   2,836,000  29,178
Kyocera Corp.   104,000  8,540
Kyocera Corp. (warrants) (a)  2,555  4,312
Marshall Industries (a)  142,500  5,023
Nichicon Corp.   265,000  3,583
Nitto Denko Corp.   1,370,000  21,881
Rohm Co. Ltd.   45,000  2,738
Rohm Co. Ltd. (warrants) (a)  1,270  933
Ryoyo Electro Corp. Ord.   93,000  2,178

COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
TDK Corp.   437,000 $ 22,566
Wako Electric Co. Ltd.   134,000  3,230
  109,336
TOTAL TECHNOLOGY   171,587
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.0%
Mesa Airlines, Inc. (a)  51,700  491
Northwest Airlines Corp. Class A (a)  1,000  40
  531
RAILROADS - 0.1%
Union Pacific Corp.   27,500  1,798
TRUCKING & FREIGHT - 0.0%
Expeditors International of Washington, Inc.   58,300  1,530
TOTAL TRANSPORTATION   3,859
UTILITIES - 4.6%
ELECTRIC UTILITY - 0.2%
Fuji Electric Co. Ltd.   1,411,000  6,816
GAS - 0.2%
ENSERCH Corp.   1,000  15
Equitable Resources, Inc.   99,500  2,910
Questar Corp.   55,000  1,657
  4,582
TELEPHONE SERVICES - 4.2%
Ameritech Corp.   383,700  20,720
Bell Atlantic Corp.   1,182,900  75,262
Pacific Telesis Group  902,300  27,407
Telebras PN (Pfd. Reg.)  451,677,900  18,316
  141,705
TOTAL UTILITIES   153,103
TOTAL COMMON STOCKS
(Cost $1,289,226)   1,306,351

PREFERRED STOCKS - 2.4%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 2.2%
BASIC INDUSTRIES - 0.5%
METALS & MINING - 0.5%
Alumax, Inc., Series A, $4.00   52,333 $ 6,490
Kaiser Aluminum Corp. $0.96   435,500  5,008
Reynolds Metals Co. $3.31  77,800  3,890
  15,388
ENERGY - 1.5%
OIL & GAS - 1.5%
Occidental Petroleum Corp. Indexed $3.00  422,700  23,883
Santa Fe Energy Resources, Inc. $0.732  330,600  3,223
Unocal Corp. $3.50 (b)  455,300  23,334
  50,440
FINANCE - 0.2%
BANKS - 0.1%
Barnett Banks, Inc., Series A, $4.50 (g)  44,000  4,620
SAVINGS & LOANS - 0.1%
Glendale Federal Bank, Series E, $2.1875  57,600  2,426
TOTAL FINANCE   7,046
TOTAL CONVERTIBLE PREFERRED STOCKS   72,874
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Harvard Industries, Inc. pay-in-kind $14.25  103,125  2,785
FINANCE - 0.1%
SAVINGS & LOANS - 0.1%
First Nationwide Bank 11 1/2%  18,500  2,100
Greater New York Savings Bank Series B, 12%  65,769  1,874
  3,974
TOTAL NONCONVERTIBLE PREFERRED STOCKS   6,759
TOTAL PREFERRED STOCKS
(Cost $75,283)   79,633

CORPORATE BONDS - 7.1%
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - 6.2%
AEROSPACE & DEFENSE - 0.1%
Orbital Sciences Corp. 6 3/4%, 3/1/03 (g)  B3 $ 3,971 $ 4,328
BASIC INDUSTRIES - 0.5%
IRON & STEEL - 0.2%
Trimas Corp. 5%, 8/1/03 (g)  Ba3  6,304  6,493
METALS & MINING - 0.3%
Inco Ltd. 5 3/4%, 7/1/04  Baa2  8,670  11,423
TOTAL BASIC INDUSTRIES   17,916
CONSTRUCTION & REAL ESTATE - 0.2%
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Liberty Property exchangeable 8%, 7/1/01  -  7,022  7,110
ENERGY - 0.1%
OIL & GAS - 0.1%
Horsham Corp. 3 1/4%, 12/10/18  Ba2  2,425  1,989
FINANCE - 0.4%
CREDIT & OTHER FINANCE - 0.4%
Huntingdon International Holdings PLC:
 euro 7 1/2%, 9/25/06  -  365  274
 7 1/2%, 9/25/06  -  5,060  3,744
Investor AB 8%, 6/1/01 (g)  A- SEK 30,380  7,069
MBL International Finance Bermuda Trust
3%, 11/30/02   Aa3  3,150  3,268
  14,355
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Omnicare, Inc. 5 3/4%, 10/1/03 (g)  B2  2,410  6,019
MEDIA & LEISURE - 0.8%
ENTERTAINMENT - 0.6%
Carnival Cruise Lines, Inc. 4 1/2%, 7/1/97 (g)  Baa1  15,840  21,701

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
RESTAURANTS - 0.2%
Wendy's International, Inc. 7%, 4/1/06 (g)  Baa3 $ 3,139 $ 5,132
TOTAL MEDIA & LEISURE   26,833
RETAIL & WHOLESALE - 0.3%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Lowe's Companies, Inc. 3%, 7/22/03   A3  8,000  8,760
SERVICES - 0.4%
First Financial Management Corp.
5%, 12/15/99 (g)  Baa2  8,310  13,296
TECHNOLOGY - 2.9%
COMMUNICATIONS EQUIPMENT - 0.4%
Aspect Telecommunication Corp.
5%, 10/15/03 (b)(g)  B3  6,648  11,808
General Instrument Corp. 5%,
6/15/00 (g)  B1  1,502  1,502
  13,310
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Acer, Inc. 4%, 6/10/01  -  4,030  12,171
Canon, Inc. 1.30%, 12/19/08   A JPY 1,146,000  13,363
NEC Corp. 1.90%, 3/30/01  A3 JPY 2,578,000  34,784
  60,318
ELECTRONICS - 0.7%
Nitto Denko Corp. 3.90%, 3/30/01  Baa1 JPY 835,000  10,342
United Microelectronics Corp. euro 1 1/4%,
6/8/04  -  9,702  13,049
  23,391
TOTAL TECHNOLOGY   97,019
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
AMR Corp. 6 1/8%, 11/1/24  Ba2  2,910  2,852

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
CONVERTIBLE BONDS - CONTINUED
UTILITIES - 0.2%
TELEPHONE SERVICES - 0.2%
Compania de Telefonos de Chile yankee
4 1/2%, 1/15/03 (g)  Baa2 $ 7,145 $ 7,538
TOTAL CONVERTIBLE BONDS   208,015
NONCONVERTIBLE BONDS - 0.9%
AEROSPACE & DEFENSE - 0.1%
Alliant Techsystems, Inc. 11 3/4%, 3/1/03  B2  2,217  2,428
BASIC INDUSTRIES - 0.1%
CHEMICALS & PLASTICS - 0.1%
NL Industries, Inc. 0%, 10/15/05 (j)  B2  4,980  3,754
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Lear Seating Corp. 8 1/4%, 2/1/02  B2  960  941
ENERGY - 0.1%
OIL & GAS - 0.1%
Wainoco Oil Corp. 12%, 8/1/02  B1  2,490  2,484
FINANCE - 0.0%
INSURANCE - 0.0%
American Life Holdings 11 1/4%, 9/15/04  B1  996  1,043
MEDIA & LEISURE - 0.2%
LODGING & GAMING - 0.2%
Stratosphere Corp. 14 1/4%, 5/15/02  B2  4,510  4,814
NONDURABLES - 0.3%
FOODS - 0.0%
Chiquita Brands International, Inc.
9 5/8%, 1/15/04  B1  996  1,008

CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 0.3%
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3 $ 3,905 $ 4,012
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  5,450  4,060
  8,072
TOTAL NONDURABLES   9,080
RETAIL & WHOLESALE - 0.0%
DRUG STORES - 0.0%
Thrifty Payless, Inc. 12 1/4%, 4/15/04  B3  563  602
GROCERY STORES - 0.0%
Pathmark Stores, Inc. 0%, 11/1/03 (j)  B3  990  639
TOTAL RETAIL & WHOLESALE   1,241
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
US Air, Inc.:
 9 5/8%, 2/1/01  B3  488  434
 10%, 7/1/03  B3  1,510  1,333
  1,767
UTILITIES - 0.0%
CELLULAR - 0.0%
Paging Network, Inc. 8 7/8%, 2/1/06  B2  990  983
TOTAL NONCONVERTIBLE BONDS   28,535
TOTAL CORPORATE BONDS
(Cost $233,669)   236,550

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 44.8%
 MOODY'S RATINGS (D) PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (E) (000S) (000S)
U.S. TREASURY OBLIGATIONS - 44.7%
7 1/4%, 11/15/96  Aaa $ 109,660 $ 111,442
6 1/2%, 5/15/97  Aaa  44,000  44,557
8 1/2%, 5/15/97 (f)  Aaa  124,626  129,844
5 7/8%, 7/31/97  Aaa  170,110  170,775
7 3/4%, 12/31/99  Aaa  93,130  99,722
8 1/8%, 8/15/19 (f)  Aaa  442,512  532,674
7 5/8%, 2/15/25  Aaa  98,760  114,654
6 7/8%, 8/15/25  Aaa  244,160  262,052
U.S. Treasury Bills, yields at date of purchase
5.24% to 5.39%, 12/7/95  Aaa  36,020  35,838
  1,501,558
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
State of Israel (guaranteed by U.S. government
through Agency for International
Development) 7 3/4%, 11/15/99  Aaa  2,660  2,819
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (Cost $1,461,725)   1,504,377

FOREIGN GOVERNMENT OBLIGATIONS (H) - 0.0%
Mexico Value Recovery (a)  -  1  -
Province of Chaco, Argentina
11 7/8%, 9/10/97 (c)  -  533  549
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $559)   549

REPURCHASE AGREEMENTS - 6.2%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95  $ 209,093  209,059

PURCHASED OPTIONS - 0.6%
     UNDERLYING FACE VALUE
   EXPIRATION DATE/ AMOUNT AT VALUE (NOTE 1)
   STRIKE PRICE (000S) (000S)
225,000 J. Aron and Co. OTC Put Options
on Japanese Yen    Mar. 96/93.10 $ 229,624 $ 17,280
46,000 Swiss Bank Corp. OTC Put Options
on Japanese Yen    Mar. 96/93.58  49,945  3,376
97,170 Goldman Sachs and Co. OTC
Put Options on U.S. Treasury bonds,
7 5/8%, 2/15/25   Nov. 95/112.25  112,687  121
97,170 Goldman Sachs and Co. OTC
Put Options on U.S. Treasury bonds,
7 5/8%, 2/15/25   Nov. 95/113.75  112,687  356
TOTAL PURCHASED OPTIONS
(Cost $16,307)   21,133
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,285,828)  $ 3,357,652

SECURITIES SOLD SHORT
AMOUNTS IN THOUSANDS
NUMBER OF SHARES ISSUER VALUE
  341 Aspect Telecommunication Corp. $ 11,729
  83 Barnett Banks, Inc.  4,566
  910 Carnival Corporation Class A  21,158
  87 Compania de Telefonos de Chile sponsored ADR  6,271
  190 First Data Corp.  12,584
  63 General Instrument Corp.  1,201
  197 Investor AB Free shares  7,032
  167 Omnicare, Inc.  6,039
  276 Orbital Sciences Corp.  3,933
  278 Trimas Corp.  5,777
  253 Wendy's International, Inc.  5,030
TOTAL SECURITIES SOLD SHORT
(Total proceeds $73,680)    $ 85,320
THE VALUE OF SECURITIES SOLD SHORT AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.5%
FUTURES CONTRACTS
AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
1,154 Midcap 400 Stock Index
Futures Contracts   December, 1995 $ 121,459 $ (4,975)
477 S&P 500 Stock Index
Futures Contracts   December, 1995 $ 139,248  (897)
    $ (5,872)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 7.8%
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
JPY - Japanese yen
SEK - Swedish krona
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $35,142,000 or 1.0% of net assets.
3. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Province of Chaco, Argentina
11 7/8%, 9/10/97 3/9/94 $ 559

4. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
5. Principal amount is stated in United States dollars unless otherwise noted.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $12,614,000.
7. Security pledged to cover margin requirements on open short sale transactions (see Note 2 of Notes to Financial Statements). At the period end the value of securities pledged amounted to $89,506,000.
8. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
9. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD 79,454,000 are due July 31, 1996 and January 31, 1997.
10. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 45.3% AAA, AA, A 39.8%
Baa 2.1% BBB  1.4%
Ba 0.3% BB  0.3%
B 1.6% B  1.1%
Caa 0.0% CCC  0.1%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  79.8%
Japan  9.8
Canada  4.5
Australia  1.8
Others (individually less than 1%)  4.1
TOTAL  100.0%
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $3,291,770,000. Net unrealized appreciation aggregated $65,882,000, of which $153,807,000 related to appreciated investment securities and $87,925,000 related to depreciated investment securities. The fund hereby designates $1,150,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase             $ 3,357,652
agreements of $209,059) (cost $3,285,828) - See
accompanying schedule

Securities sold short, at value (proceeds received $73,680)           (85,320)     $ 3,272,332

Restricted cash on securities sold short                                            73,680

Receivable for investments sold                                                     117,559

Receivable for fund shares sold                                                     5,781

Dividends receivable                                                                3,488

Interest receivable                                                                 31,455

Other receivables                                                                   10

Prepaid expenses                                                                    12

 TOTAL ASSETS                                                                       3,504,317

LIABILITIES

Payable to custodian bank                                             1,933

Payable for investments purchased                                     44,017

Payable for fund shares redeemed                                      9,361

Accrued management fee                                                1,471

Distribution fees payable                                             1,886

Payable for daily variation on futures contracts                      1,228

Other payables and accrued expenses                                   2,287

 TOTAL LIABILITIES                                                                  62,183

NET ASSETS                                                                         $ 3,442,134

Net Assets consist of:

Paid in capital                                                                    $ 3,354,675

Undistributed net investment income                                                 27,758

Accumulated undistributed net realized gain (loss) on investments                   4,318

and foreign currency transactions

Net unrealized appreciation (depreciation) on investments and                       55,383
assets and liabilities in foreign currencies

NET ASSETS                                                                         $ 3,442,134

CALCULATION OF MAXIMUM OFFERING PRICE                                               $15.30
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($3,441,141 (divided by) 224,858 shares)

Maximum offering price per share (100/95.25 of $15.30)                              $16.06

INSTITUTIONAL CLASS:                                                                $15.40
NET ASSET VALUE, offering price and redemption price per share
 ($993 (divided by) 64.5 shares)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                              $ 28,010
Dividends

Interest                                                        155,803

 TOTAL INCOME                                                   183,813

EXPENSES

Management fee                                      $ 17,383

Transfer agent fees                                  6,667
Class A

 Institutional Class                                 1

Distribution fees - Class A                          21,914

Accounting fees and expenses                         758

Non-interested trustees' compensation                28

Custodian fees and expenses                          342

Registration fees                                    161
Class A

 Institutional Class                                 14

Audit                                                61

Legal                                                60

Reports to shareholders                              21

Dividends on securities sold short     2,020


Miscellaneous                                                      255

 Total expenses before reductions                                  49,685

 Expense reductions                                                (466)       49,219

NET INVESTMENT INCOME                                                          134,594

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain (loss) of $656     17,679
on sales of investment in affiliated issues)

 Foreign currency transactions                                     (13,029)

 Futures contracts                                                 45,326

 Short sales                                                       (11,994)    37,982

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                             89,961

 Assets and liabilities in foreign currencies                      15,855

 Futures contracts                                                 (9,187)

 Short sales                                                       (6,153)     90,476

NET GAIN (LOSS)                                                                128,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                          $ 263,052
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                         1995          1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 134,594     $ 96,897
Net investment income

 Net realized gain (loss)                                 37,982        (77,188)

 Change in net unrealized appreciation (depreciation)     90,476        (102,068)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          263,052       (82,359)
 FROM OPERATIONS

Distributions to shareholders                             (112,646)     (40,466)
From net investment income
 Class A

  Institutional Class                                     (70)          -

 In excess of net investment income - Class A             -             (3,288)

 From net realized gain - Class A                         -             (56,730)

 Return of capital - Class A (Note 1)                     -             (6,785)

 TOTAL DISTRIBUTIONS                                      (112,716)     (107,269)

Share transactions - net increase (decrease)              163,022       1,664,280

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 313,358       1,474,652

NET ASSETS

 Beginning of period                                      3,128,776     1,654,124

 End of period (including undistributed net investment   $ 3,442,134   $ 3,128,776
 income of $27,758 and $6,656, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                    YEARS ENDED OCTOBER 31,

                                    1995                      1994 C    1993      1992      1991

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 14.67                   $ 15.91   $ 14.41   $ 14.13   $ 10.41
of period

Income from Investment
Operations

 Net investment income               .59                       .38       .48       .50       .51

 Net realized and unrealized         .54                       (.79)     2.18      .85       3.74
 gain (loss)

 Total from investment               1.13                      (.41)     2.66      1.35      4.25
operations

Less Distributions

 From net investment income          (.50)                     (.28)     (.56)     (.46)     (.53)

 In excess of net                    -                         (.02)     -         -         -
 investment income

 From net realized gain              -                         (.49)     (.60)     (.61)     -

 Return of capital                   -                         (.04)     -         -         -

 Total distributions                 (.50)                     (.83)     (1.16)    (1.07)    (.53)

Net asset value, end of period      $ 15.30                   $ 14.67   $ 15.91   $ 14.41   $ 14.13

TOTAL RETURN A, B                    7.85%                     (2.69)    19.66%    10.27%    41.73%
                                                              %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 3,441                   $ 3,129   $ 1,654   $ 398     $ 136
(in millions)

Ratio of expenses to average         1.47%                     1.59%     1.52%     1.60%     1.71%
net assets

Ratio of expenses to average net     1.46%                     1.58%     1.51%     1.60%     1.71%
assets after expense
reductions

Ratio of net investment income       3.99%                     3.79%     3.24%     3.97%     4.19%
to average net assets

Portfolio turnover                   297%                      202%      200%      389%      220%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                    1995 E



SELECTED PER-SHARE DATA

Net asset value, beginning of period                                $ 15.23

Income from Investment Operations

 Net investment income                                               .25

 Net realized and unrealized gain (loss)                             .09

 Total from investment operations                                    .34

Less Distributions

 From net investment income                                          (.17)

Net asset value, end of period                                      $ 15.40

TOTAL RETURN B, C                                                    2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 993

Ratio of expenses to average net assets                              .92% A,
                                                                    D

Ratio of expenses to average net assets after expense reductions     .91% A

Ratio of net investment income to average net assets                 4.54% A

Portfolio turnover                                                   297%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE INSTITUTIONAL CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Income & Growth Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The following summarizes the significant accounting policies of the fund:
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, passive foreign investment companies (PFIC), foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. For the period ended October 31, 1994, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
SHORT SALES AGAINST THE BOX. The fund may hedge its investments against changes in value by engaging in short sales against the box. In a short sale against the box, the fund sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the fund would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the fund will not dispose of the security hedged by the short sale.
2. OPERATING POLICIES - CONTINUED
SHORT SALES AGAINST THE BOX - CONTINUED
The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the captions "Purchased Options" and "Futures Contracts". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $549,000 or 0.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $8,706,238,000 and $7,812,595,000, respectively, of which U.S. government and government agency obligations aggregated $3,594,258,000 and $2,651,361,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,503,822,000 and $2,452,648,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%.
For the period, the management fee was equivalent to an annual rate of .52% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .65% of the average net assets of Class A. For the period, the fund paid FDC $21,914,000 under the Class A Plan, of which $16,749,000 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services. Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $10,071,000 on sales of Class A shares of the fund, of which $8,397,000 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,372,000 for the period.
5. EXPENSE REDUCTIONS.
Effective October 30, 1995, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.90% and 1.25% of average net assets for Class A and Institutional Class, respectively. For the period, the reimbursement reduced expenses by $12,000 for Institutional Class.
For the period, FMR directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $454,000 under this arrangement.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares was as follows:
SHARE TRANSACTIONS
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   OCTOBER 31, OCTOBER 31,
OCTOBER 31, OCTOBER 31,
 1995 A  1994  1995 A  1994
AMOUNTS IN THOUSANDS
CLASS A
Shares sold  65,838  139,531 $ 973,364 $ 2,113,111
Reinvestment of distributions  7,001  6,294  103,985  95,269
Shares redeemed  (61,310)  (36,474)  (915,254)  (544,100)
Net increase (decrease)  11,529  109,351 $ 162,095 $ 1,664,280

INSTITUTIONAL CLASS
Shares sold  473.6  - $ 7,256 $ -
Reinvestment of distributions  4.3  -  67  -
Shares redeemed  (413.4)  -  (6,396)  -
Net increase (decrease)  64.5  - $ 927 $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
DOLLAR AMOUNTS IN THOUSANDS       PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Montupet SA  $ - $ 663 $ - $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Income & Growth Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Income & Growth Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Income & Growth Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A) and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Income & Growth Fund voted to pay shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE  DIVIDENDS CAPITAL GAINS
Class A 12/11/95  12/8/95 $ .23 $ .03
Institutional Class  12/11/95  12/8/95 $ .25 $ .03
A total of 41.4% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1996 of these percentages for use in preparing 1995 income tax returns.






INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William S. Hayes, Vice President
Robert Haber, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributions Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York
Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)
(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

GROWTH OPPORTUNITIES
FUND - CLASS A
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    31   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            32



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR GROWTH OPPORTUNITIES FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995           PAST 1   PAST 5    LIFE OF
                                         YEAR     YEARS     FUND

Advisor Growth Opportunities - Class A   22.88%   207.40%   357.17%

Advisor Growth Opportunities - Class A
 (incl. max. 4.75% sales charge)         17.04%   192.80%   335.45%

S&P 500(registered trademark)            26.44%   121.65%   207.70%

Average Growth Fund                      22.14%   125.83%   n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 18, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how Class A's performance stacked up against its peers, you can compare it to the average growth fund, which reflects the performance of 558 growth funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995           PAST 1   PAST 5   LIFE OF
                                         YEAR     YEARS    FUND

Advisor Growth Opportunities - Class A   22.88%   25.18%   21.04%

Advisor Growth Opportunities - Class A
 (incl. max. 4.75% sales charge)         17.04%   23.97%   20.30%

S&P 500                                  26.44%   17.26%   15.17%

Average Growth Fund                      22.14%   17.24%   n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A's actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND

$43,545
$30,770
$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Growth Opportunities Fund - Class A on November 18, 1987, when the fund started, and paid the maximum 4.75% sales charge. As the chart shows, by October 31, 1995, the value of your investment would have grown to $43,545 - a 335.45% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $30,770 - a 207.70% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In turn,
the share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended October
31, 1995. The Standard & Poor's
Composite Index of 500 Stocks
finished the 12-month period with
a total return of 26.44% - well
above its historical annual
average of roughly 12%. With
inflation posing little threat,
interest rates fell during the first
half of 1995. The Federal Reserve
Board cut the federal funds rate -
the rate banks charge each other
for overnight loans - by 0.25% on
July 6 to 5.75%.
Large-capitalization stocks led the
rally. Technology companies -
whose goods and services
benefited from both corporate and
consumer demand - posted the
strongest earnings growth and
stock price gains. Lower interest
rates and continued merger and
acquisition activity helped
financial stocks perform especially
well. In June, the Dow Jones
Industrial Average closed above
4500 for the first time. Returns
from foreign markets suffered as
investors brought capital back to
the U.S. The Morgan Stanley
Emerging Markets Free Index was
down 19.43% for the 12 months
ended October 31, 1995. The
Morgan Stanley EAFE (Europe,
Australia, Far East) Index was
down 0.37% for the year ended
October 31, 1995. European
markets have fared well through
the first 10 months of 1995, while
the Japanese market has
struggled through much of the
year.
An interview with George A. Vanderheiden, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12 months ended October 31, 1995, Fidelity Advisor Growth Opportunities - Class A was up 22.88% while the average growth fund returned 22.14% for the same time period, according to Lipper Analytical Services.
Q. HOW DO YOU EXPLAIN THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. At the risk of oversimplifying, much of the return in the market over the past year came from the phenomenal performance of the technology sector. The semiconductor group was up 96% in the past 12 months and other technology sectors also had spectacular gains. These were on top of impressive gains in 1992 and 1993. Although I generally find technology stocks attractive, I have not made the weighting as large as some other growth funds because of my risk-adverse discipline. My investment approach over the past 15 years has been to try to identify and invest in themes and trends early and stay with them as long as I feel comfortable. When they become very extended, I begin to sell. Sometimes I may sell too early and the stocks may continue to make spectacular gains, but I'm willing to sacrifice that if I feel as though bone-crushing declines are on the other side of those gains.
Q. HOW HAS THIS STRATEGY WORKED IN THE PAST?
A. Very well. If the groups that were sold keep going up, the fund underperforms. However, when the group corrects, I'm protected by being either out of the sector entirely, or being underweighted. The last time the fund lagged the latter stages of a bull market was in 1989, when the fund was five or six percentage points behind the S&P 500. Over the next five years, however, the fund beat the market by a wide margin, not once underperforming in any year. So while the fund may not show some of the spectacular gains of other growth funds this year - it's lagging the S&P's 26.44% 12-month return by 3.56% - the risk level going into the inevitable correction is also less.
Q. WHAT INVESTMENTS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE
PERIOD?
A. The fund was modestly overweighted in technology and holdings in Intel, Compaq, IBM, Microsoft, Solectron, Hewlett Packard, and SCI Systems helped the fund. Another important area were financial stocks, which benefited from the decline in long-term interest rates. The mortgage related sector, including the fund's holdings of Fannie Mae and Freddie Mac, was up 30% during the past 12 months. The banks, in which the fund has important holdings in the regionals and money centers, were up in excess of 30%. Aerospace and defense was also very strong with a gain of 47%. This group was represented by the fund's holdings in Boeing, Raytheon and Loral. Philip Morris, the second largest position in the fund, also had a good year with a gain in excess of 36%.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The two fundamental factors driving this bull market since it started in October 1990 have been rising earnings and falling interest rates. Treasury bonds were yielding 9% when this bull move started five years ago. At the current level of 6.5%, I think yields still have room to move lower given the sluggish domestic and international economies and the current low inflation rates. This is bullish for equities, especially interest rate-sensitive stocks. The outlook for earnings, however, is not as hopeful. The past five years have seen one of the strongest earnings gains in the post World War II period. However, profit margins and return on equity are back to record levels and industrial capacity is being added so rapidly that it is forcing down operating rates. This means that profit margins should contract and earnings growth should come to a screeching halt by the first quarter of 1996. My opinion is that the economic slowdown will last into the first quarter of 1996, the earnings slowdown will last longer and that the market will show no net gain over the next six months. I expect growth to resume in the second half of 1996. As always, remember that it is a market of stocks rather than a stock market and all of our resources at Fidelity are geared to finding and investing in the best stocks for whatever market lies ahead.
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing primarily in
common stocks with
long-term growth potential
START DATE: November 18,
1987
SIZE: as of October 31, 1995,
more than $9.7 billion
MANAGER: George
Vanderheiden, since 1987;
also manages Destiny I and
Destiny II funds; joined
Fidelity in 1971
(checkmark)
GEORGE VANDERHEIDEN ON
RECENT ACTIVITY IN THE TREASURY
BOND MARKET:
"The move in bonds has been
spectacular this year, but the
equity market put on a better
show. Since the beginning of
1995, Treasury bonds
returned 21% on a total return
basis while the S&P 500
returned 29.30%
year-to-date. Looking
forward, bonds should
continue to benefit from a
slowing economy. The three
pillars of this economy over
the past year have been
inventory accumulation, capital
spending, and the export
market, and each of these
sectors is now in a slowing
mode. This is positive for
inflation, for further declines in
long term interest rates and
for a healthy bond market.
(solid bullet) The fund's long-term bond holdings increased from
8.9% six months ago to
13.5% as of October 31,
1995.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1995
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

Federal National Mortgage Association   5.4            5.2

Philip Morris Companies, Inc.           4.8            3.7

Compaq Computer Corp.                   3.9            3.3

Intel Corp.                             3.7            4.0

General Motors Corp.                    3.5            3.4

Chrysler Corp.                          2.4            2.5

Vodafone Group PLC sponsored ADR        2.3            2.1

Fleet Financial Group, Inc.             1.8            2.0

International Business Machines Corp.   1.4            2.4

Columbia/HCA Healthcare Corp.           1.2            0.9

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
              % OF FUND'S    % OF FUND'S
              INVESTMENTS    INVESTMENTS
                             IN THESE MARKET
                             SECTORS
                             6 MONTHS AGO

Finance       16.2           16.3

Technology    15.2           14.9

Durables      8.2            7.5

Nondurables   6.0            5.0

Utilities     5.7            7.0

ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Row: 1, Col: 1, Value: 12.5
Row: 1, Col: 2, Value: 13.5
Row: 1, Col: 3, Value: 24.0
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 12.3
Row: 1, Col: 2, Value: 8.9
Row: 1, Col: 3, Value: 28.8
Row: 1, Col: 4, Value: 50.0
Stocks 74.0%
Bonds 13.5%
Short-term
investments 12.5%
FOREIGN
INVESTMENTS 7.8%
Stocks 78.8%
Bonds 8.9%
Short-term
investments 12.3%
FOREIGN
INVESTMENTS 4.6%
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities


COMMON STOCKS - 74.0%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.5%
AEROSPACE & DEFENSE - 0.7%
Boeing Co.   1,034,400 $ 67,881
CAE, Inc.   391,100  2,763
  70,644
DEFENSE ELECTRONICS - 0.8%
Loral Corp.   622,200  18,433
Raytheon Co.   1,302,400  56,817
  75,250
TOTAL AEROSPACE & DEFENSE   145,894
BASIC INDUSTRIES - 2.1%
CHEMICALS & PLASTICS - 0.9%
Betz Laboratories, Inc.   73,600  2,962
Carbide/Graphite Group, Inc. (a)   5,900  78
du Pont (E.I.) de Nemours & Co.   19,900  1,241
Raychem Corp.   1,383,400  64,155
Union Carbide Corp.   512,300  19,403
  87,839
IRON & STEEL - 0.1%
Nucor Corp.   193,400  9,307
METALS & MINING - 0.6%
Aluminum Co. of America  242,700  12,378
Reynolds Metals Co.   868,173  43,734
  56,112
PACKAGING & CONTAINERS - 0.5%
Corning, Inc.   359,100  9,381
Owens-Illinois, Inc. (a)  2,882,900  36,397
  45,778
TOTAL BASIC INDUSTRIES   199,036
CONSTRUCTION & REAL ESTATE - 1.8%
BUILDING MATERIALS - 0.6%
Armstrong World Industries, Inc.   598,100  35,512
Masco Corp.   443,900  12,485
Tecumseh Products Co. Class A  229,100  10,768
  58,765
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.9%
Beazer Homes USA, Inc. (a)(b)  717,800 $ 12,562
Centex Corp.   164,800  5,397
Daito Trust Construction  675,700  5,959
Kaufman & Broad Home Corp. (b)  1,833,300  21,312
Ryland Group, Inc.   718,700  10,511
Schuler Homes, Inc. (a)  416,500  4,946
Sekisui House Ltd.   755,000  8,730
Toll Brothers, Inc. (a)  134,900  2,411
U.S. Home Corp. (a)  431,300  11,591
  83,419
ENGINEERING - 0.3%
Fluor Corp.   593,200  33,516
TOTAL CONSTRUCTION & REAL ESTATE   175,700
DURABLES - 8.2%
AUTOS, TIRES, & ACCESSORIES - 7.4%
Chrysler Corp.   4,519,600  233,324
Cummins Engine Co., Inc.   43,900  1,542
Dana Corp.   813,600  20,849
Discount Auto Parts, Inc. (a)  403,600  10,796
General Motors Corp.   7,703,039  337,008
Gentex Corp. (a)  517,100  11,505
Magna International, Inc. Class A  1,775,900  77,270
Superior Industries International, Inc.   885,300  24,899
  717,193
CONSUMER ELECTRONICS - 0.5%
Black & Decker Corp.   248,400  8,415
Matsushita Electric Industrial Co. Ltd.   1,406,000  19,976
Whirlpool Corp.   477,400  25,302
  53,693
HOME FURNISHINGS - 0.1%
Haverty Furniture Companies, Inc. (b)  556,400  7,720
TEXTILES & APPAREL - 0.2%
Burlington Industries, Inc. (a)  1,597,400  17,771
Fruit of the Loom, Inc. Class A (a)  166,200  2,888
  20,659
TOTAL DURABLES   799,265
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 4.2%
ENERGY SERVICES - 0.3%
Baker Hughes, Inc.   362,400 $ 7,112
Dresser Industries, Inc.   78,500  1,629
Schlumberger Ltd.   402,400  25,049
  33,790
OIL & GAS - 3.9%
Amerada Hess Corp.   613,300  27,675
Amoco Corp.   273,500  17,470
Apache Corp.    224,000  5,712
Atlantic Richfield Co.   503,400  53,738
British Petroleum PLC ADR  1,012,843  89,383
Burlington Resources, Inc.   1,137,500  40,950
Canada Occidental Petroleum Ltd.   366,700  10,773
Elf Aquitaine sponsored ADR  186,747  6,303
Kerr-McGee Corp.   206,900  11,405
Louisiana Land & Exploration Co.   770,100  27,242
Mobil Corp.   50,000  5,038
Murphy Oil Corp.   76,600  2,901
Noble Affiliates, Inc.   262,100  6,487
Pennzoil Co.   123,200  4,651
Santa Fe Energy Resources, Inc. (a)  666,700  5,917
Texaco, Inc.   93,600  6,377
Tosco Corp.   694,900  23,974
Union Pacific Resources Group, Inc. (a)  210,000  4,778
Unocal Corp.   949,052  24,913
  375,687
TOTAL ENERGY   409,477
FINANCE - 16.2%
BANKS - 5.5%
AmSouth Bancorporation  1,093,500  43,603
Bank of Boston Corp.   336,765  14,986
Bank of New York Co., Inc.   21,300  895
Barnett Banks, Inc.   472,900  26,128
BayBanks, Inc.   203,600  16,492
Chemical Banking Corp.   758,500  43,140
Comerica, Inc.   198,400  6,671
First Interstate Bancorp  177,500  22,898
Fleet Financial Group, Inc.   4,507,645  174,671
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
KeyCorp.   572,466 $ 19,321
NationsBank Corp.   665,025  43,725
Shawmut National Corp.   3,187,139  107,964
State Street Boston Corp.   311,600  12,113
  532,607
FEDERAL SPONSORED CREDIT - 6.4%
Federal Home Loan Mortgage Corporation  1,451,400  100,509
Federal National Mortgage Association  4,999,180  524,289
  624,798
INSURANCE - 2.1%
Allmerica Financial Corp. (a)  506,100  12,716
Allstate Corp.   2,228,682  81,904
American International Group, Inc.   180,750  15,251
CIGNA Corp.   61,100  6,057
Chubb Corp. (The)  9,900  890
General Re Corp.   383,100  55,502
Providian Corp.   443,000  17,388
Prudential Reinsurance Holdings, Inc. (a)  118,600  2,416
Torchmark Corp.   402,900  16,720
  208,844
SAVINGS & LOANS - 0.5%
Ahmanson (H.F.) & Co.   716,000  17,900
Golden West Financial Corp.   562,340  28,187
  46,087
SECURITIES INDUSTRY - 1.7%
Donaldson Lufkin & Jenrette, Inc.  10,600  315
Merrill Lynch & Co., Inc.   612,500  33,994
Morgan Stanley Group, Inc.   313,100  27,240
Nomura Securities Co. Ltd.   3,118,000  57,133
United Asset Management Corp.   1,319,500  47,832
  166,514
TOTAL FINANCE   1,578,850
HEALTH - 2.2%
DRUGS & PHARMACEUTICALS - 0.5%
Carter-Wallace, Inc.   370,600  3,891
Pharmacia AB:
Series A sponsored ADR  402,000  14,070
 Class A Free shares  354,500  12,353
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Schering-Plough Corp.   259,100 $ 13,894
  44,208
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
Acuson Corp. (a)  133,400  1,551
Baxter International, Inc.   616,200  23,801
  25,352
MEDICAL FACILITIES MANAGEMENT - 1.4%
American Medical Response (a)  755,300  21,809
Columbia/HCA Healthcare Corp.   2,401,422  117,970
Total Renal Care Holdings  14,600  226
  140,005
TOTAL HEALTH   209,565
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc.(a)  990,800  14,862
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
ELECTRICAL EQUIPMENT - 0.9%
Cherry Corp. (a)(b):
Class A   537,300  6,716
 Class B   368,300  4,696
Emerson Electric Co.   120,500  8,586
General Electric Co.   339,000  21,442
Mitsubishi Electric Co. Ord.   5,564,000  41,653
Omron Corp.   406,000  9,508
  92,601
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Caterpillar, Inc.   1,183,900  66,446
Deere & Co.   964,400  86,193
Exide Corp.   209,900  9,209
  161,848
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   254,449
MEDIA & LEISURE - 1.7%
BROADCASTING - 0.1%
Liberty Media Group, Series A (a)  33,975  837
People's Choice TV Corp. (a)  56,400  1,170
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
TCI Group Class A  276,800 $ 4,706
Wireless One, Inc.   200  2
  6,715
ENTERTAINMENT - 0.3%
Royal Caribbean Cruises Ltd.   1,244,900  28,633
LEISURE DURABLES & TOYS - 0.5%
Fleetwood Enterprises, Inc.   2,075,600  42,550
Outboard Marine Corp.   523,500  10,863
  53,413
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  1,284,200  34,192
PUBLISHING - 0.0%
American Media, Inc. Class A  104,100  507
Gannett Co., Inc.   68,200  3,708
  4,215
RESTAURANTS - 0.4%
Bertucci's, Inc. (a)(b)  666,100  3,997
Brinker International, Inc. (a)  445,500  5,402
Cracker Barrel Old Country Store, Inc.   108,800  1,850
Darden Restaurants, Inc.   538,200  6,122
McDonald's Corp.   496,200  20,344
  37,715
TOTAL MEDIA & LEISURE   164,883
NONDURABLES - 6.0%
BEVERAGES - 0.2%
Kirin Brewery Co. Ltd.   1,850,000  18,671
HOUSEHOLD PRODUCTS - 0.2%
Kao Corp.   1,068,000  12,977
Tambrands, Inc.   193,300  8,650
  21,627
TOBACCO - 5.6%
Philip Morris Companies, Inc.   5,488,400  463,770
RJR Nabisco Holdings Corp.   2,558,260  78,666
  542,436
TOTAL NONDURABLES   582,734
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - 0.1%
Homestake Mining Co.   168,200 $ 2,586
Santa Fe Pacific Gold Corp.   923,672  9,121
  11,707
RETAIL & WHOLESALE - 4.6%
APPAREL STORES - 0.2%
TJX Companies, Inc.   1,111,300  15,003
GENERAL MERCHANDISE STORES - 2.0%
Aoyama Trading Co. Ord.   549,700  14,866
Federated Department Stores, Inc. (a)  2,879,313  73,063
Value City Department Stores, Inc.  (a)  393,100  2,359
Wal-Mart Stores, Inc.   4,907,300  106,120
  196,408
GROCERY STORES - 0.0%
Stop & Shop Companies, Inc. (a)  123,300  2,558
RETAIL & WHOLESALE, MISCELLANEOUS - 2.4%
Best Buy Co., Inc.  (a)  13,700  284
Circuit City Stores, Inc.   2,576,700  85,997
Good Guys, Inc. (a)(b)  890,100  9,235
Home Depot, Inc. (The)  1,320,500  49,189
Lowe's Companies, Inc.   1,253,400  33,842
Officemax, Inc. (a)  954,950  23,635
Office Depot, Inc. (a)  463,200  13,259
Petsmart, Inc. (a)  253,900  8,506
Rex Stores Corp. (a)(b)  567,500  9,648
Staples, Inc. (a)  132,600  3,530
  237,125
TOTAL RETAIL & WHOLESALE   451,094
SERVICES - 0.0%
Supercuts, Inc. (a)  329,100  2,468
TECHNOLOGY - 15.2%
COMMUNICATIONS EQUIPMENT - 0.6%
Cisco Systems, Inc. (a)  736,400  57,071
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 1.0%
Automatic Data Processing, Inc.   194,800 $ 13,928
Cooper & Cheyan Technology  7,800  86
DST Systems, Inc.   53,100  1,115
Enterprise Systems, Inc.   5,600  131
General Motors Corp. Class E   124,700  5,876
Micro Age, Inc. (a)  366,500  3,069
Microsoft Corp. (a)  663,600  66,360
Novell, Inc. (a)  618,600  10,207
  100,772
COMPUTERS & OFFICE EQUIPMENT - 8.1%
Bay Networks, Inc. (a)  461,900  30,601
Canon, Inc.   1,743,000  29,888
Compaq Computer Corp. (a)  6,845,600  381,642
Digital Equipment Corp. (a)   771,900  41,779
Hewlett-Packard Co.   855,900  79,278
International Business Machines Corp.   1,426,300  138,708
SCI Systems, Inc. (a)  666,900  23,425
Silicon Graphics, Inc. (a)  167,400  5,566
Sun Microsystems, Inc. (a)  344,600  26,879
Tech Data Corp. (a)  1,636,600  19,844
Xerox Corp.   54,300  7,045
  784,655
ELECTRONIC INSTRUMENTS - 0.0%
Quad Systems Corp. (a)(b)  300,100  2,476
ELECTRONICS - 5.5%
Hitachi Ltd.   4,883,000  50,239
Intel Corp.   5,186,600  362,414
Kyocera Corp.   86,000  7,062
Methode Electronics, Inc. Class A  461,400  7,075
Molex, Inc.   80,000  2,460
Nitto Denko Corp.   1,170,000  18,687
Rohm Co. Ltd.   53,000  3,225
Solectron Corp. (a)  1,999,800  80,492
Speedfam International, Inc. (a)  14,900  244
  531,898
TOTAL TECHNOLOGY   1,476,872
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 0.0%
Southwest Airlines Co.   229,900 $ 4,598
RAILROADS - 1.6%
Burlington Northern Sante Fe Corp.   482,700  40,486
CSX Corp.   873,800  73,181
Southern Pacific Rail Corp. (a)  1,830,793  40,735
  154,402
TRUCKING & FREIGHT - 0.1%
Roadway Services, Inc.   144,700  6,475
TOTAL TRANSPORTATION   165,475
UTILITIES - 5.7%
CELLULAR - 2.7%
AirTouch Communications, Inc. (a)   1,183,500  33,730
Vodafone Group PLC sponsored ADR  5,534,200  226,210
  259,940
ELECTRIC UTILITY - 0.1%
Southern Co.   282,500  6,745
GAS - 0.0%
Seagull Energy Corp. (a)  153,200  2,624
TELEPHONE SERVICES - 2.9%
Ameritech Corp.  1,032,600  55,760
Bell Atlantic Corp.   441,400  28,084
Bell South Corp.   530,000  40,545
NYNEX Corp.   927,400  43,588
SBC Communications, Inc.   1,504,600  84,070
Telefonos de Mexico SA sponsored ADR representing
shares Ord. Class L  1,021,000  28,078
  280,125
TOTAL UTILITIES   549,434
TOTAL COMMON STOCKS
(Cost $5,841,119)   7,191,765
U.S. TREASURY OBLIGATIONS - 16.9%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
8 1/8%, 8/15/19 $ 1,090,000 $ 1,312,088
U.S. Treasury Bills, yield at date of purchase
 5.41%,11/30/95  332,000  330,685
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,542,066)   1,642,773
REPURCHASE AGREEMENTS - 9.1%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95  $ 886,322  886,177
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $8,269,362)    $ 9,720,715
LEGEND
1. Non-income producing
2. Affiliated company (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $8,272,798,000. Net unrealized appreciation aggregated $1,447,917,000, of which $1,590,550,000 related to appreciated investment securities and $142,633,000 related to depreciated investment securities. The fund hereby designates $7,717,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                       $ 9,720,715
agreements of $886,177) (cost $8,269,362) -
See accompanying schedule

Cash                                                                            1

Receivable for investments sold                                                 22,453

Receivable for fund shares sold                                                 47,546

Dividends receivable                                                            9,966

Interest receivable                                                             18,486

Other receivables                                                               105

Prepaid expenses                                                                12

 TOTAL ASSETS                                                                   9,819,284

LIABILITIES

Payable for investments purchased                                   $ 33,032

Payable for fund shares redeemed                                     9,730

Accrued management fee                                               5,483

Distribution fees payable                                            5,141

Other payables and accrued expenses                                  2,954

 TOTAL LIABILITIES                                                              56,340

NET ASSETS                                                                     $ 9,762,944

Net Assets consist of:

Paid in capital                                                                $ 8,084,591

Undistributed net investment income                                             98,405

Accumulated undistributed net realized gain (loss) on                           128,610
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   1,451,338
investments and assets and liabilities in foreign
currencies

NET ASSETS                                                                     $ 9,762,944

CALCULATION OF MAXIMUM OFFERING PRICE                                           $30.89
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($9,690,992 (divided by) 313,751 shares)

Maximum offering price per share (100/95.25 of $30.89)                          $32.43

INSTITUTIONAL CLASS:                                                            $30.97
NET ASSET VALUE, offering price and redemption price per
share ($71,952 (divided by) 2,323 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                        $ 117,983
Dividends (including $172 received from affiliated
issuers)

Interest                                                                  95,560

 TOTAL INCOME                                                             213,543

EXPENSES

Management fee                                              $ 41,693
Basic fee

 Performance adjustment                                      5,210

Transfer agent fees                                          13,820
Class A

 Institutional Class                                         12

Distribution fees - Class A                                  44,009

Accounting fees and expenses                                 764

Non-interested trustees' compensation                        42

Custodian fees and expenses                                  181

Registration fees - Class A                                  1,678

Registration fees - Institutional Class                      16

Audit                                                        64

Legal                                                        83

Reports to shareholders                                      360

Miscellaneous                                                21

 Total expenses before reductions                            107,953

 Expense reductions                                          (425)        107,528

NET INVESTMENT INCOME                                                     106,015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $2,909    135,106
on sales of investments in affiliated issuers)

 Foreign currency transactions                               8,667        143,773

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       1,249,070

 Assets and liabilities in foreign currencies                6            1,249,076

NET GAIN (LOSS)                                                           1,392,849

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 1,498,864
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED    YEAR ENDED
                                                          OCTOBER 31,   OCTOBER 31,
                                                          1995          1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 106,015     $ 35,891
Net investment income

 Net realized gain (loss)                                  143,773       216,367

 Change in net unrealized appreciation (depreciation)      1,249,076     (846)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,498,864     251,412
 FROM OPERATIONS

Distributions to shareholders                              (49,032)      (6,006)
From net investment income - Class A

 From net realized gain - Class A                          (210,650)     (72,102)

 TOTAL DISTRIBUTIONS                                       (259,682)     (78,108)

Share transactions - net increase (decrease)               3,925,094     2,370,376

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  5,164,276     2,543,680

NET ASSETS

 Beginning of period                                       4,598,668     2,054,988

 End of period (including undistributed net investment    $ 9,762,944   $ 4,598,668
income of $98,405 and $34,168, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                    YEARS ENDED OCTOBER 31,

                                    1995                      1994 C    1993      1992      1991

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 26.62                   $ 25.39   $ 21.14   $ 20.58   $ 12.99
of period

Income from Investment
Operations

 Net investment income               .39                       .22       .08       .14       .06

 Net realized and unrealized         5.31                      1.92      5.56      2.04      7.70
 gain (loss)

 Total from investment               5.70                      2.14      5.64      2.18      7.76
operations

Less Distributions

 From net investment income          (.27)                     (.07)     (.13)     (.09)     (.17)

 From net realized gain              (1.16)                    (.84)     (1.26)    (1.53)    -

 Total distributions                 (1.43)                    (.91)     (1.39)    (1.62)    (.17)

Net asset value, end of period      $ 30.89                   $ 26.62   $ 25.39   $ 21.14   $ 20.58

TOTAL RETURN A, B                    22.88%                    8.71%     28.11%    12.09%    60.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 9,691                   $ 4,599   $ 2,055   $ 581     $ 213
(in millions)

Ratio of expenses to average         1.59%                     1.63%     1.65%     1.60%     1.73%
net assets

Ratio of expenses to average net     1.58%                     1.62%     1.64%     1.60%     1.73%
assets after expense
reductions

Ratio of net investment income       1.56%                     1.12%     .43%      .80%      .47%
to average net assets

Portfolio turnover                   39%                       43%       69%       94%       142%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                    1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                                $ 29.04

Income from Investment Operations

 Net investment income                                               .12

 Net realized and unrealized gain (loss)                             1.81

 Total from investment operations                                    1.93

Net asset value, end of period                                      $ 30.97

TOTAL RETURN B, C                                                    6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $ 72

Ratio of expenses to average net assets                              .82% A

Ratio of expenses to average net assets after expense reductions     .81% A


Ratio of net investment income to average net assets                 2.33% A


Portfolio turnover                                                   39%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL SHARES) TO OCTOBER 31, 1995.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES - CONTINUED
taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR), bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,400,709,000 and $2,327,055,000, respectively, of which U.S. government and government agency obligations aggregated $928,171,000 and $162,544,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
performance adjustment (up to a maximum of (plus/minus) .20%) based on the investment performance of the lowest performing class as compared to the appropriate index over a specified period of time. The investment performance is measured separately for each class of shares. For the period, the management fee was equivalent to an annual rate of .69% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .65% of the average net assets of Class A. For the period, the fund paid FDC $44,009,000 under the Class A Plan, of which $33,781,000 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services. Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $73,545,000 on sales of Class A shares of the fund, of which $62,086,000 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,803,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $425,000 under this arrangement.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares was as follows:
SHARE TRANSACTIONS
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   OCTOBER 31, OCTOBER 31,
OCTOBER 31, OCTOBER 31,
 1995 A 1994  1995 A 1994
AMOUNTS IN THOUSANDS
CLASS A
Shares sold  165,240  107,230 $ 4,558,117 $ 2,769,740
Reinvestment of distributions  9,931  2,737  241,029  67,446
Shares redeemed  (34,176)  (18,134)  (944,299)  (466,810)
Net increase (decrease)  140,995  91,833 $ 3,854,847 $ 2,370,376
INSTITUTIONAL CLASS
Shares sold  2,367  - $ 71,587 $ -
Reinvestment of distributions  -  -  -  -
Shares redeemed  (44)  -  (1,340)  -
Net increase (decrease)  2,323  - $ 70,247 $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Beazer Homes USA, Inc.  $ 3,310 $ - $ - $ 12,562
Bertucci's, Inc.   -  -  -  3,997
Cherry Corp. Class A   -  -  -  6,716
Cherry Corp. Class B   -  -  -  4,696
Good Guys, Inc.   2,156  -  -  9,235
Haverty Furniture Companies, Inc.   1,027  -  42  7,720
Kaufman & Broad Home Corp.   2,824  -  130  21,312
Merisel, Inc.   -  10,990  -  -
Quad Systems Corp.   740  -  -  2,476
Rex Stores Corp.   1,630  -  -  9,648
Solectron Corp.   427  803  -  -
TOTALS  $ 12,114 $ 11,793 $ 172 $ 78,362
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Growth Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/11/95 12/8/95 $.41 $.40
Institutional Class 12/11/95 12/8/95 $.61 $.40
A total of 13.2% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 51% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1996 of these percentages for use in preparing 1995 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
George A. Vanderheiden, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

GROWTH OPPORTUNITIES
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                6    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       9    A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              10   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     20   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    31   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            32



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although the markets have been fairly positive this year, no one can predict what lies ahead for investors. Last year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. A stock fund is already diversified because it invests in many issues. You can diversify even further by placing some of your money in several different types of stock funds or in other investment categories, such as bonds.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR GROWTH OPPORTUNITIES FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.65% 12b-1 fee.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1995                       PAST 1   PAST 5    LIFE OF
                                                     YEAR     YEARS     FUND

Advisor Growth Opportunities - Institutional Class   23.20%   208.20%   358.35%

S&P 500(registered trademark)                        26.44%   121.65%   207.70%

Average Growth Fund                                  22.14%   125.83%   n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 18, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average growth fund, which reflects the performance of 558 growth funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                  PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Advisor Growth Opportunities - Institutional    23.20%   25.25%   21.08%
Class

S&P 500                                         26.44%   17.26%   15.17%

Average Growth Fund                             22.14%   17.24%   n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
              FA Growth Opps Cl I (688)  S&P 500
     11/18/87                 10000.00    10000.00
     11/30/87                  9420.00     9489.05
     12/31/87                 10760.00    10211.16
     01/31/88                 11220.00    10641.05
     02/29/88                 12490.00    11136.92
     03/31/88                 12720.00    10792.79
     04/30/88                 13100.00    10912.59
     05/31/88                 12980.00    11007.53
     06/30/88                 14130.00    11512.78
     07/31/88                 14100.00    11469.03
     08/31/88                 13620.00    11079.08
     09/30/88                 14170.00    11551.05
     10/31/88                 14270.00    11872.17
     11/30/88                 13810.00    11702.40
     12/31/88                 14340.64    11907.19
     01/31/89                 15569.24    12778.80
     02/28/89                 15272.68    12460.61
     03/31/89                 15420.96    12750.94
     04/30/89                 16416.54    13412.71
     05/31/89                 17518.04    13955.93
     06/30/89                 16766.06    13876.38
     07/31/89                 17708.68    15129.41
     08/31/89                 18365.34    15425.95
     09/30/89                 18185.29    15362.70
     10/31/89                 17507.45    15006.29
     11/30/89                 17623.95    15312.42
     12/31/89                 17802.80    15679.92
     01/31/90                 16520.54    14627.79
     02/28/90                 16921.24    14816.49
     03/31/90                 17356.29    15209.13
     04/30/90                 16783.86    14828.90
     05/31/90                 18787.39    16274.72
     06/30/90                 18890.43    16164.05
     07/31/90                 18203.50    16112.33
     08/31/90                 16199.97    14655.77
     09/30/90                 14940.61    13942.04
     10/31/90                 14871.92    13882.08
     11/30/90                 16451.84    14778.87
     12/31/90                 17509.61    15191.20
     01/31/91                 19605.66    15853.53
     02/28/91                 21365.89    16987.06
     03/31/91                 21956.49    17398.15
     04/30/91                 22408.13    17439.90
     05/31/91                 23635.65    18193.31
     06/30/91                 21968.07    17360.05
     07/31/91                 23508.27    18169.03
     08/31/91                 24423.12    18599.64
     09/30/91                 23867.26    18289.03
     10/31/91                 23832.52    18534.10
     11/30/91                 22419.71    17787.17
     12/31/91                 24982.85    19822.03
     01/31/92                 25703.15    19453.34
     02/29/92                 26865.73    19706.23
     03/31/92                 25968.52    19321.96
     04/30/92                 26676.18    19890.02
     05/31/92                 27055.28    19987.49
     06/30/92                 26436.08    19689.67
     07/31/92                 27345.93    20494.98
     08/31/92                 26587.72    20074.83
     09/30/92                 26663.54    20311.72
     10/31/92                 26714.09    20382.81
     11/30/92                 28003.04    21077.86
     12/31/92                 28736.79    21337.12
     01/31/93                 29612.91    21516.35
     02/28/93                 29693.79    21808.97
     03/31/93                 30799.05    22269.14
     04/30/93                 30852.96    21730.23
     05/31/93                 31715.61    22312.60
     06/30/93                 31836.92    22377.30
     07/31/93                 32052.58    22287.80
     08/31/93                 33036.53    23132.50
     09/30/93                 33157.84    22954.38
     10/31/93                 34222.66    23429.54
     11/30/93                 34060.92    23206.96
     12/31/93                 35108.69    23487.76
     01/31/94                 37051.41    24286.35
     02/28/94                 36492.36    23628.19
     03/31/94                 34940.98    22598.00
     04/30/94                 35863.42    22887.25
     05/31/94                 36059.09    23262.60
     06/30/94                 35080.74    22692.67
     07/31/94                 36073.06    23436.99
     08/31/94                 37596.49    24397.90
     09/30/94                 36464.40    23800.16
     10/31/94                 37205.15    24335.66
     11/30/94                 36017.16    23449.35
     12/31/94                 36111.72    23797.11
     01/31/95                 36392.92    24414.17
     02/28/95                 37502.91    25365.59
     03/31/95                 38464.90    26114.13
     04/30/95                 39767.29    26883.19
     05/31/95                 41424.88    27957.71
     06/30/95                 42830.87    28607.17
     07/31/95                 44296.06    29555.78
     08/31/95                 44621.66    29629.96
     09/30/95                 45494.85    30880.35
     10/31/95                 45835.25    30770.11

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Growth Opportunities Fund - Institutional Class on November 18, 1987, when the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $45,835 - a 358.35% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $30,770 - a 207.70% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In turn,
the share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Strong corporate earnings and a
favorable interest rate
environment helped the U.S.
stock market post robust returns
for the 12 months ended October
31, 1995. The Standard & Poor's
Composite Index of 500 Stocks
finished the 12-month period with
a total return of 26.44% - well
above its historical annual
average of roughly 12%. With
inflation posing little threat,
interest rates fell during the first
half of 1995. The Federal
Reserve Board cut the federal
funds rate - the rate banks
charge each other for overnight
loans - by 0.25% on July 6 to
5.75%. Large-capitalization
stocks led the rally. Technology
companies - whose goods and
services benefited from both
corporate and consumer demand
- posted the strongest earnings
growth and stock price gains.
Lower interest rates and
continued merger and acquisition
activity helped financial stocks
perform especially well. In June,
the Dow Jones Industrial Average
closed above 4500 for the first
time. Returns from foreign
markets suffered as investors
brought capital back to the U.S.
The Morgan Stanley Emerging
Markets Free Index was down
19.43% for the 12 months ended
October 31, 1995. The Morgan
Stanley EAFE (Europe, Australia,
Far East) Index was down 0.37%
for the year ended October 31,
1995. European markets have
fared well through the first 10
months of 1995, while the
Japanese market has struggled
through much of the year.
An interview with George A. Vanderheiden, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12 months ended October 31, 1995, Fidelity Advisor Growth Opportunities - Institutional Class was up 23.20% while the average growth fund returned 22.14% for the same time period, according to Lipper Analytical Services.
Q. HOW DO YOU EXPLAIN THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?
A. At the risk of oversimplifying, much of the return in the market over the past year came from the phenomenal performance of the technology sector. The semiconductor group was up 96% in the past 12 months and other technology sectors also had spectacular gains. These were on top of impressive gains in 1992 and 1993. Although I generally find technology stocks attractive, I have not made the weighting as large as some other growth funds because of my risk-adverse discipline. My investment approach over the past 15 years has been to try to identify and invest in themes and trends early and stay with them as long as I feel comfortable. When they become very extended, I begin to sell. Sometimes I may sell too early and the stocks may continue to make spectacular gains, but I'm willing to sacrifice that if I feel as though bone-crushing declines are on the other side of those gains.
Q. HOW HAS THIS STRATEGY WORKED IN THE PAST?
A. Very well. If the groups that were sold keep going up, the fund underperforms. However, when the group corrects, I'm protected by being either out of the sector entirely, or being underweighted. The last time the fund lagged the latter stages of a bull market was in 1989 when the fund was five or six percentage points behind the S&P 500. Over the next five years, however, the fund beat the market by a wide margin, not once underperforming in any year. So while the fund may not show some of the spectacular gains of other growth funds this year - it's lagging the S&P's 26.44% 12-month return by 3.24% - the risk level going into the inevitable correction is also less.
Q. WHAT INVESTMENTS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE
PERIOD?
A. The fund was modestly overweighted in technology and holdings in Intel, Compaq, IBM, Microsoft, Solectron, Hewlett Packard, and SCI Systems helped the fund. Another important area were financial stocks, which benefited from the decline in long-term interest rates. The mortgage related sector, including the fund's holdings of Fannie Mae and Freddie Mac, was up 30% during the past 12 months. The banks, in which the fund has important holdings in the regionals and money centers, were up in excess of 30%. Aerospace and defense was also very strong with a gain of 47%. This group was represented by the fund's holdings in Boeing, Raytheon and Loral. Philip Morris, the second largest position in the fund, also had a good year with a gain in excess of 36%.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The two fundamental factors driving this bull market since it started in October 1990 have been rising earnings and falling interest rates. Treasury bonds were yielding 9% when this bull move started five years ago. At the current level of 6.5%, I think yields still have room to move lower given the sluggish domestic and international economies and the current low inflation rates. This is bullish for equities, especially interest rate-sensitive stocks. The outlook for earnings, however, is not as hopeful. The past five years have seen one of the strongest earnings gains in the post World War II period. However, profit margins and return on equity are back to record levels and industrial capacity is being added so rapidly that it is forcing down operating rates. This means that profit margins should contract and earnings growth should come to a screeching halt by the first quarter of 1996. My opinion is that the economic slowdown will last into the first quarter of 1996, the earnings slowdown will last longer and that the market will show no net gain over the next six months. I expect growth to resume in the second half of 1996. As always, remember that it is a market of stocks rather than a stock market and all of our resources at Fidelity are geared to finding and investing in the best stocks for whatever market lies ahead.
FUND FACTS
GOAL: to increase the value
of the fund's shares by
investing primarily in
common stocks with
long-term growth potential
START DATE: November 18,
1987
SIZE: as of October 31, 1995,
more than $9.7 billion
MANAGER: George
Vanderheiden, since 1987;
also manages Destiny I and
Destiny II funds; joined
Fidelity in 1971
(checkmark)
GEORGE VANDERHEIDEN ON
RECENT ACTIVITY IN THE TREASURY
BOND MARKET:
"The move in bonds has been
spectacular this year, but the
equity market put on a better
show. Since the beginning of
1995, Treasury bonds returned
21% on a total return basis
while the S&P 500 returned
29.30% year-to-date. Looking
forward, bonds should
continue to benefit from a
slowing economy. The three
pillars of this economy over the
past year have been inventory
accumulation, capital
spending, and the export
market, and each of these
sectors is now in a slowing
mode. This is positive for
inflation, for further declines in
long term interest rates and
for a healthy bond market.
(solid bullet) The fund's long-term bond holdings increased from
8.9% six months ago to
13.5% as of October 31,
1995.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF OCTOBER 31, 1995
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

Federal National Mortgage Association   5.4            5.2

Philip Morris Companies, Inc.           4.8            3.7

Compaq Computer Corp.                   3.9            3.3

Intel Corp.                             3.7            4.0

General Motors Corp.                    3.5            3.4

Chrysler Corp.                          2.4            2.5

Vodafone Group PLC sponsored ADR        2.3            2.1

Fleet Financial Group, Inc.             1.8            2.0

International Business Machines Corp.   1.4            2.4

Columbia/HCA Healthcare Corp.           1.2            0.9

TOP FIVE MARKET SECTORS AS OF OCTOBER 31, 1995
              % OF FUND'S    % OF FUND'S
              INVESTMENTS    INVESTMENTS
                             IN THESE MARKET
                             SECTORS
                             6 MONTHS AGO

Finance       16.2           16.3

Technology    15.2           14.9

Durables      8.2            7.5

Nondurables   6.0            5.0

Utilities     5.7            7.0

ASSET ALLOCATION
AS OF OCTOBER 31, 1995* AS OF APRIL 30, 1995**
Row: 1, Col: 1, Value: 12.5
Row: 1, Col: 2, Value: 13.5
Row: 1, Col: 3, Value: 24.0
Row: 1, Col: 4, Value: 50.0
Row: 1, Col: 1, Value: 12.3
Row: 1, Col: 2, Value: 8.9
Row: 1, Col: 3, Value: 28.8
Row: 1, Col: 4, Value: 50.0
Stocks 74.0%
Bonds 13.5%
Short-term
investments 12.5%
FOREIGN
INVESTMENTS 7.8%
Stocks 78.8%
Bonds 8.9%
Short-term
investments 12.3%
FOREIGN
INVESTMENTS 4.6%
*
**
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investments in Securities


COMMON STOCKS - 74.0%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.5%
AEROSPACE & DEFENSE - 0.7%
Boeing Co.   1,034,400 $ 67,881
CAE, Inc.   391,100  2,763
  70,644
DEFENSE ELECTRONICS - 0.8%
Loral Corp.   622,200  18,433
Raytheon Co.   1,302,400  56,817
  75,250
TOTAL AEROSPACE & DEFENSE   145,894
BASIC INDUSTRIES - 2.1%
CHEMICALS & PLASTICS - 0.9%
Betz Laboratories, Inc.   73,600  2,962
Carbide/Graphite Group, Inc. (a)   5,900  78
du Pont (E.I.) de Nemours & Co.   19,900  1,241
Raychem Corp.   1,383,400  64,155
Union Carbide Corp.   512,300  19,403
  87,839
IRON & STEEL - 0.1%
Nucor Corp.   193,400  9,307
METALS & MINING - 0.6%
Aluminum Co. of America  242,700  12,378
Reynolds Metals Co.   868,173  43,734
  56,112
PACKAGING & CONTAINERS - 0.5%
Corning, Inc.   359,100  9,381
Owens-Illinois, Inc. (a)  2,882,900  36,397
  45,778
TOTAL BASIC INDUSTRIES   199,036
CONSTRUCTION & REAL ESTATE - 1.8%
BUILDING MATERIALS - 0.6%
Armstrong World Industries, Inc.   598,100  35,512
Masco Corp.   443,900  12,485
Tecumseh Products Co. Class A  229,100  10,768
  58,765
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - 0.9%
Beazer Homes USA, Inc. (a)(b)  717,800 $ 12,562
Centex Corp.   164,800  5,397
Daito Trust Construction  675,700  5,959
Kaufman & Broad Home Corp. (b)  1,833,300  21,312
Ryland Group, Inc.   718,700  10,511
Schuler Homes, Inc. (a)  416,500  4,946
Sekisui House Ltd.   755,000  8,730
Toll Brothers, Inc. (a)  134,900  2,411
U.S. Home Corp. (a)  431,300  11,591
  83,419
ENGINEERING - 0.3%
Fluor Corp.   593,200  33,516
TOTAL CONSTRUCTION & REAL ESTATE   175,700
DURABLES - 8.2%
AUTOS, TIRES, & ACCESSORIES - 7.4%
Chrysler Corp.   4,519,600  233,324
Cummins Engine Co., Inc.   43,900  1,542
Dana Corp.   813,600  20,849
Discount Auto Parts, Inc. (a)  403,600  10,796
General Motors Corp.   7,703,039  337,008
Gentex Corp. (a)  517,100  11,505
Magna International, Inc. Class A  1,775,900  77,270
Superior Industries International, Inc.   885,300  24,899
  717,193
CONSUMER ELECTRONICS - 0.5%
Black & Decker Corp.   248,400  8,415
Matsushita Electric Industrial Co. Ltd.   1,406,000  19,976
Whirlpool Corp.   477,400  25,302
  53,693
HOME FURNISHINGS - 0.1%
Haverty Furniture Companies, Inc. (b)  556,400  7,720
TEXTILES & APPAREL - 0.2%
Burlington Industries, Inc. (a)  1,597,400  17,771
Fruit of the Loom, Inc. Class A (a)  166,200  2,888
  20,659
TOTAL DURABLES   799,265
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 4.2%
ENERGY SERVICES - 0.3%
Baker Hughes, Inc.   362,400 $ 7,112
Dresser Industries, Inc.   78,500  1,629
Schlumberger Ltd.   402,400  25,049
  33,790
OIL & GAS - 3.9%
Amerada Hess Corp.   613,300  27,675
Amoco Corp.   273,500  17,470
Apache Corp.    224,000  5,712
Atlantic Richfield Co.   503,400  53,738
British Petroleum PLC ADR  1,012,843  89,383
Burlington Resources, Inc.   1,137,500  40,950
Canada Occidental Petroleum Ltd.   366,700  10,773
Elf Aquitaine sponsored ADR  186,747  6,303
Kerr-McGee Corp.   206,900  11,405
Louisiana Land & Exploration Co.   770,100  27,242
Mobil Corp.   50,000  5,038
Murphy Oil Corp.   76,600  2,901
Noble Affiliates, Inc.   262,100  6,487
Pennzoil Co.   123,200  4,651
Santa Fe Energy Resources, Inc. (a)  666,700  5,917
Texaco, Inc.   93,600  6,377
Tosco Corp.   694,900  23,974
Union Pacific Resources Group, Inc. (a)  210,000  4,778
Unocal Corp.   949,052  24,913
  375,687
TOTAL ENERGY   409,477
FINANCE - 16.2%
BANKS - 5.5%
AmSouth Bancorporation  1,093,500  43,603
Bank of Boston Corp.   336,765  14,986
Bank of New York Co., Inc.   21,300  895
Barnett Banks, Inc.   472,900  26,128
BayBanks, Inc.   203,600  16,492
Chemical Banking Corp.   758,500  43,140
Comerica, Inc.   198,400  6,671
First Interstate Bancorp  177,500  22,898
Fleet Financial Group, Inc.   4,507,645  174,671
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
KeyCorp.   572,466 $ 19,321
NationsBank Corp.   665,025  43,725
Shawmut National Corp.   3,187,139  107,964
State Street Boston Corp.   311,600  12,113
  532,607
FEDERAL SPONSORED CREDIT - 6.4%
Federal Home Loan Mortgage Corporation  1,451,400  100,509
Federal National Mortgage Association  4,999,180  524,289
  624,798
INSURANCE - 2.1%
Allmerica Financial Corp. (a)  506,100  12,716
Allstate Corp.   2,228,682  81,904
American International Group, Inc.   180,750  15,251
CIGNA Corp.   61,100  6,057
Chubb Corp. (The)  9,900  890
General Re Corp.   383,100  55,502
Providian Corp.   443,000  17,388
Prudential Reinsurance Holdings, Inc. (a)  118,600  2,416
Torchmark Corp.   402,900  16,720
  208,844
SAVINGS & LOANS - 0.5%
Ahmanson (H.F.) & Co.   716,000  17,900
Golden West Financial Corp.   562,340  28,187
  46,087
SECURITIES INDUSTRY - 1.7%
Donaldson Lufkin & Jenrette, Inc.  10,600  315
Merrill Lynch & Co., Inc.   612,500  33,994
Morgan Stanley Group, Inc.   313,100  27,240
Nomura Securities Co. Ltd.   3,118,000  57,133
United Asset Management Corp.   1,319,500  47,832
  166,514
TOTAL FINANCE   1,578,850
HEALTH - 2.2%
DRUGS & PHARMACEUTICALS - 0.5%
Carter-Wallace, Inc.   370,600  3,891
Pharmacia AB:
Series A sponsored ADR  402,000  14,070
 Class A Free shares  354,500  12,353
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
DRUGS & PHARMACEUTICALS - CONTINUED
Schering-Plough Corp.   259,100 $ 13,894
  44,208
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
Acuson Corp. (a)  133,400  1,551
Baxter International, Inc.   616,200  23,801
  25,352
MEDICAL FACILITIES MANAGEMENT - 1.4%
American Medical Response (a)  755,300  21,809
Columbia/HCA Healthcare Corp.   2,401,422  117,970
Total Renal Care Holdings  14,600  226
  140,005
TOTAL HEALTH   209,565
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc.(a)  990,800  14,862
INDUSTRIAL MACHINERY & EQUIPMENT - 2.6%
ELECTRICAL EQUIPMENT - 0.9%
Cherry Corp. (a)(b):
Class A   537,300  6,716
 Class B   368,300  4,696
Emerson Electric Co.   120,500  8,586
General Electric Co.   339,000  21,442
Mitsubishi Electric Co. Ord.   5,564,000  41,653
Omron Corp.   406,000  9,508
  92,601
INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%
Caterpillar, Inc.   1,183,900  66,446
Deere & Co.   964,400  86,193
Exide Corp.   209,900  9,209
  161,848
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   254,449
MEDIA & LEISURE - 1.7%
BROADCASTING - 0.1%
Liberty Media Group, Series A (a)  33,975  837
People's Choice TV Corp. (a)  56,400  1,170
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
TCI Group Class A  276,800 $ 4,706
Wireless One, Inc.   200  2
  6,715
ENTERTAINMENT - 0.3%
Royal Caribbean Cruises Ltd.   1,244,900  28,633
LEISURE DURABLES & TOYS - 0.5%
Fleetwood Enterprises, Inc.   2,075,600  42,550
Outboard Marine Corp.   523,500  10,863
  53,413
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  1,284,200  34,192
PUBLISHING - 0.0%
American Media, Inc. Class A  104,100  507
Gannett Co., Inc.   68,200  3,708
  4,215
RESTAURANTS - 0.4%
Bertucci's, Inc. (a)(b)  666,100  3,997
Brinker International, Inc. (a)  445,500  5,402
Cracker Barrel Old Country Store, Inc.   108,800  1,850
Darden Restaurants, Inc.   538,200  6,122
McDonald's Corp.   496,200  20,344
  37,715
TOTAL MEDIA & LEISURE   164,883
NONDURABLES - 6.0%
BEVERAGES - 0.2%
Kirin Brewery Co. Ltd.   1,850,000  18,671
HOUSEHOLD PRODUCTS - 0.2%
Kao Corp.   1,068,000  12,977
Tambrands, Inc.   193,300  8,650
  21,627
TOBACCO - 5.6%
Philip Morris Companies, Inc.   5,488,400  463,770
RJR Nabisco Holdings Corp.   2,558,260  78,666
  542,436
TOTAL NONDURABLES   582,734
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - 0.1%
Homestake Mining Co.   168,200 $ 2,586
Santa Fe Pacific Gold Corp.   923,672  9,121
  11,707
RETAIL & WHOLESALE - 4.6%
APPAREL STORES - 0.2%
TJX Companies, Inc.   1,111,300  15,003
GENERAL MERCHANDISE STORES - 2.0%
Aoyama Trading Co. Ord.   549,700  14,866
Federated Department Stores, Inc. (a)  2,879,313  73,063
Value City Department Stores, Inc.  (a)  393,100  2,359
Wal-Mart Stores, Inc.   4,907,300  106,120
  196,408
GROCERY STORES - 0.0%
Stop & Shop Companies, Inc. (a)  123,300  2,558
RETAIL & WHOLESALE, MISCELLANEOUS - 2.4%
Best Buy Co., Inc.  (a)  13,700  284
Circuit City Stores, Inc.   2,576,700  85,997
Good Guys, Inc. (a)(b)  890,100  9,235
Home Depot, Inc. (The)  1,320,500  49,189
Lowe's Companies, Inc.   1,253,400  33,842
Officemax, Inc. (a)  954,950  23,635
Office Depot, Inc. (a)  463,200  13,259
Petsmart, Inc. (a)  253,900  8,506
Rex Stores Corp. (a)(b)  567,500  9,648
Staples, Inc. (a)  132,600  3,530
  237,125
TOTAL RETAIL & WHOLESALE   451,094
SERVICES - 0.0%
Supercuts, Inc. (a)  329,100  2,468
TECHNOLOGY - 15.2%
COMMUNICATIONS EQUIPMENT - 0.6%
Cisco Systems, Inc. (a)  736,400  57,071
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 1.0%
Automatic Data Processing, Inc.   194,800 $ 13,928
Cooper & Cheyan Technology  7,800  86
DST Systems, Inc.   53,100  1,115
Enterprise Systems, Inc.   5,600  131
General Motors Corp. Class E   124,700  5,876
Micro Age, Inc. (a)  366,500  3,069
Microsoft Corp. (a)  663,600  66,360
Novell, Inc. (a)  618,600  10,207
  100,772
COMPUTERS & OFFICE EQUIPMENT - 8.1%
Bay Networks, Inc. (a)  461,900  30,601
Canon, Inc.   1,743,000  29,888
Compaq Computer Corp. (a)  6,845,600  381,642
Digital Equipment Corp. (a)   771,900  41,779
Hewlett-Packard Co.   855,900  79,278
International Business Machines Corp.   1,426,300  138,708
SCI Systems, Inc. (a)  666,900  23,425
Silicon Graphics, Inc. (a)  167,400  5,566
Sun Microsystems, Inc. (a)  344,600  26,879
Tech Data Corp. (a)  1,636,600  19,844
Xerox Corp.   54,300  7,045
  784,655
ELECTRONIC INSTRUMENTS - 0.0%
Quad Systems Corp. (a)(b)  300,100  2,476
ELECTRONICS - 5.5%
Hitachi Ltd.   4,883,000  50,239
Intel Corp.   5,186,600  362,414
Kyocera Corp.   86,000  7,062
Methode Electronics, Inc. Class A  461,400  7,075
Molex, Inc.   80,000  2,460
Nitto Denko Corp.   1,170,000  18,687
Rohm Co. Ltd.   53,000  3,225
Solectron Corp. (a)  1,999,800  80,492
Speedfam International, Inc. (a)  14,900  244
  531,898
TOTAL TECHNOLOGY   1,476,872
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 0.0%
Southwest Airlines Co.   229,900 $ 4,598
RAILROADS - 1.6%
Burlington Northern Sante Fe Corp.   482,700  40,486
CSX Corp.   873,800  73,181
Southern Pacific Rail Corp. (a)  1,830,793  40,735
  154,402
TRUCKING & FREIGHT - 0.1%
Roadway Services, Inc.   144,700  6,475
TOTAL TRANSPORTATION   165,475
UTILITIES - 5.7%
CELLULAR - 2.7%
AirTouch Communications, Inc. (a)   1,183,500  33,730
Vodafone Group PLC sponsored ADR  5,534,200  226,210
  259,940
ELECTRIC UTILITY - 0.1%
Southern Co.   282,500  6,745
GAS - 0.0%
Seagull Energy Corp. (a)  153,200  2,624
TELEPHONE SERVICES - 2.9%
Ameritech Corp.  1,032,600  55,760
Bell Atlantic Corp.   441,400  28,084
Bell South Corp.   530,000  40,545
NYNEX Corp.   927,400  43,588
SBC Communications, Inc.   1,504,600  84,070
Telefonos de Mexico SA sponsored ADR representing
shares Ord. Class L  1,021,000  28,078
  280,125
TOTAL UTILITIES   549,434
TOTAL COMMON STOCKS
(Cost $5,841,119)   7,191,765
U.S. TREASURY OBLIGATIONS - 16.9%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
8 1/8%, 8/15/19 $ 1,090,000 $ 1,312,088
U.S. Treasury Bills, yield at date of purchase
 5.41%,11/30/95  332,000  330,685
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,542,066)   1,642,773
REPURCHASE AGREEMENTS - 9.1%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.88%, dated
10/31/95 due 11/1/95  $ 886,322  886,177
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $8,269,362)    $ 9,720,715
LEGEND
1. Non-income producing
2. Affiliated company (see Note 7 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $8,272,798,000. Net unrealized appreciation aggregated $1,447,917,000, of which $1,590,550,000 related to appreciated investment securities and $142,633,000 related to depreciated investment securities. The fund hereby designates $7,717,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                       $ 9,720,715
agreements of $886,177) (cost $8,269,362) -
See accompanying schedule

Cash                                                                            1

Receivable for investments sold                                                 22,453

Receivable for fund shares sold                                                 47,546

Dividends receivable                                                            9,966

Interest receivable                                                             18,486

Other receivables                                                               105

Prepaid expenses                                                                12

 TOTAL ASSETS                                                                   9,819,284

LIABILITIES

Payable for investments purchased                                   $ 33,032

Payable for fund shares redeemed                                     9,730

Accrued management fee                                               5,483

Distribution fees payable                                            5,141

Other payables and accrued expenses                                  2,954

 TOTAL LIABILITIES                                                              56,340

NET ASSETS                                                                     $ 9,762,944

Net Assets consist of:

Paid in capital                                                                $ 8,084,591

Undistributed net investment income                                             98,405

Accumulated undistributed net realized gain (loss) on                           128,610
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   1,451,338
investments and assets and liabilities in foreign
currencies

NET ASSETS                                                                     $ 9,762,944

CALCULATION OF MAXIMUM OFFERING PRICE                                           $30.89
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($9,690,992 (divided by) 313,751 shares)

Maximum offering price per share (100/95.25 of $30.89)                          $32.43

INSTITUTIONAL CLASS:                                                            $30.97
NET ASSET VALUE, offering price and redemption price per
share ($71,952 (divided by) 2,323 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                        $ 117,983
Dividends (including $172 received from affiliated
issuers)

Interest                                                                  95,560

 TOTAL INCOME                                                             213,543

EXPENSES

Management fee                                              $ 41,693
Basic fee

 Performance adjustment                                      5,210

Transfer agent fees                                          13,820
Class A

 Institutional Class                                         12

Distribution fees - Class A                                  44,009

Accounting fees and expenses                                 764

Non-interested trustees' compensation                        42

Custodian fees and expenses                                  181

Registration fees - Class A                                  1,678

Registration fees - Institutional Class                      16

Audit                                                        64

Legal                                                        83

Reports to shareholders                                      360

Miscellaneous                                                21

 Total expenses before reductions                            107,953

 Expense reductions                                          (425)        107,528

NET INVESTMENT INCOME                                                     106,015

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $2,909    135,106
on sales of investments in affiliated issuers)

 Foreign currency transactions                               8,667        143,773

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       1,249,070

 Assets and liabilities in foreign currencies                6            1,249,076

NET GAIN (LOSS)                                                           1,392,849

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 1,498,864
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED    YEAR ENDED
                                                          OCTOBER 31,   OCTOBER 31,
                                                          1995          1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 106,015     $ 35,891
Net investment income

 Net realized gain (loss)                                  143,773       216,367

 Change in net unrealized appreciation (depreciation)      1,249,076     (846)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,498,864     251,412
 FROM OPERATIONS

Distributions to shareholders                              (49,032)      (6,006)
From net investment income - Class A

 From net realized gain - Class A                          (210,650)     (72,102)

 TOTAL DISTRIBUTIONS                                       (259,682)     (78,108)

Share transactions - net increase (decrease)               3,925,094     2,370,376

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  5,164,276     2,543,680

NET ASSETS

 Beginning of period                                       4,598,668     2,054,988

 End of period (including undistributed net investment    $ 9,762,944   $ 4,598,668
income of $98,405 and $34,168, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                    YEARS ENDED OCTOBER 31,

                                    1995                      1994 C    1993      1992      1991

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 26.62                   $ 25.39   $ 21.14   $ 20.58   $ 12.99
of period

Income from Investment
Operations

 Net investment income               .39                       .22       .08       .14       .06

 Net realized and unrealized         5.31                      1.92      5.56      2.04      7.70
 gain (loss)

 Total from investment               5.70                      2.14      5.64      2.18      7.76
operations

Less Distributions

 From net investment income          (.27)                     (.07)     (.13)     (.09)     (.17)

 From net realized gain              (1.16)                    (.84)     (1.26)    (1.53)    -

 Total distributions                 (1.43)                    (.91)     (1.39)    (1.62)    (.17)

Net asset value, end of period      $ 30.89                   $ 26.62   $ 25.39   $ 21.14   $ 20.58

TOTAL RETURN A, B                    22.88%                    8.71%     28.11%    12.09%    60.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 9,691                   $ 4,599   $ 2,055   $ 581     $ 213
(in millions)

Ratio of expenses to average         1.59%                     1.63%     1.65%     1.60%     1.73%
net assets

Ratio of expenses to average net     1.58%                     1.62%     1.64%     1.60%     1.73%
assets after expense
reductions

Ratio of net investment income       1.56%                     1.12%     .43%      .80%      .47%
to average net assets

Portfolio turnover                   39%                       43%       69%       94%       142%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                    YEAR ENDED
                                                                    OCTOBER 31,
                                                                    1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                                $ 29.04

Income from Investment Operations

 Net investment income                                               .12

 Net realized and unrealized gain (loss)                             1.81

 Total from investment operations                                    1.93

Net asset value, end of period                                      $ 30.97

TOTAL RETURN B, C                                                    6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $ 72

Ratio of expenses to average net assets                              .82% A

Ratio of expenses to average net assets after expense reductions     .81% A


Ratio of net investment income to average net assets                 2.33% A


Portfolio turnover                                                   39%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL SHARES) TO OCTOBER 31, 1995.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses.
The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES - CONTINUED
taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR), bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,400,709,000 and $2,327,055,000, respectively, of which U.S. government and government agency obligations aggregated $928,171,000 and $162,544,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. The basic fee is subject to a
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
performance adjustment (up to a maximum of (plus/minus) .20%) based on the investment performance of the lowest performing class as compared to the appropriate index over a specified period of time. The investment performance is measured separately for each class of shares. For the period, the management fee was equivalent to an annual rate of .69% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan") and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on an annual rate of .65% of the average net assets of Class A. For the period, the fund paid FDC $44,009,000 under the Class A Plan, of which $33,781,000 was paid to securities dealers, banks and other financial institutions for the distribution of Class A shares, and providing shareholder support services. Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $73,545,000 on sales of Class A shares of the fund, of which $62,086,000 was paid to securities dealers, banks, and other financial institutions.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred to as the Transfer Agents) acts in that capacity for the fund's Institutional Class shares. During the period November 1, 1994 to December 31, 1994, State Street received fees based on the type, size, number of accounts and the number of transactions made by the shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,803,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $425,000 under this arrangement.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares was as follows:
SHARE TRANSACTIONS
  SHARES DOLLARS
 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED   OCTOBER 31, OCTOBER 31,
OCTOBER 31, OCTOBER 31,
 1995 A 1994  1995 A 1994
AMOUNTS IN THOUSANDS
CLASS A
Shares sold  165,240  107,230 $ 4,558,117 $ 2,769,740
Reinvestment of distributions  9,931  2,737  241,029  67,446
Shares redeemed  (34,176)  (18,134)  (944,299)  (466,810)
Net increase (decrease)  140,995  91,833 $ 3,854,847 $ 2,370,376
INSTITUTIONAL CLASS
Shares sold  2,367  - $ 71,587 $ -
Reinvestment of distributions  -  -  -  -
Shares redeemed  (44)  -  (1,340)  -
Net increase (decrease)  2,323  - $ 70,247 $ -
A SHARE TRANSACTIONS FOR INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Beazer Homes USA, Inc.  $ 3,310 $ - $ - $ 12,562
Bertucci's, Inc.   -  -  -  3,997
Cherry Corp. Class A   -  -  -  6,716
Cherry Corp. Class B   -  -  -  4,696
Good Guys, Inc.   2,156  -  -  9,235
Haverty Furniture Companies, Inc.   1,027  -  42  7,720
Kaufman & Broad Home Corp.   2,824  -  130  21,312
Merisel, Inc.   -  10,990  -  -
Quad Systems Corp.   740  -  -  2,476
Rex Stores Corp.   1,630  -  -  9,648
Solectron Corp.   427  803  -  -
TOTALS  $ 12,114 $ 11,793 $ 172 $ 78,362
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Growth Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A)and the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/11/95 12/8/95 $.41 $.40
Institutional Class 12/11/95 12/8/95 $.61 $.40
A total of 13.2% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 51% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders. The fund will notify shareholders in January 1996 of these percentages for use in preparing 1995 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
George A. Vanderheiden, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investment Institutional Operations Company
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
New York, NY
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund:
Money Market Portfolio
Daily Money Fund:
U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund
(REGISTERED TRADEMARK)
(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

GOVERNMENT INVESTMENT
FUND - CLASS A & CLASS B
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                11   The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       14   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              15   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     19   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    25   Notes to the financial statements.

REPORT OF INDEPENDENT    30   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            31


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR GOVERNMENT INVESTMENT FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. If Fidelity had not reimbursed certain class expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Advisor Government Investment - Class A     14.91%   49.71%   87.11%

Advisor Government Investment - Class A
 (incl. max. 4.75% sales charge)            9.46%    42.59%   78.22%

Lehman Brothers Government Bond Index       15.38%   57.67%   n/a

Salomon Brothers Treasury/Agency Index      15.45%   57.76%   n/a

Average General U.S. Government Bond Fund   14.70%   51.19%   n/a

Consumer Price Index                        2.81%    15.13%   39.10%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 7, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/ Agency Index - both broad measures of the performance of U.S. government bonds. To measure how Class A's performance stacked up against its peers, you can compare it to the average general U.S. government bond fund, which reflects the performance of 163 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class A's performance to the consumer price index
(CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Advisor Government Investment - Class A     14.91%   8.40%    7.36%

Advisor Government Investment - Class A
 (incl. max. 4.75% sales charge)            9.46%    7.35%    6.77%

Lehman Brothers Government Bond Index       15.38%   9.53%    n/a

Salomon Brothers Treasury/Agency Index      15.45%   9.55%    n/a

Average General U.S. Government Bond Fund   14.70%   8.59%    n/a

Consumer Price Index                        2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' actual (or cumulative) return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              FA Gov Invest(217)  LB Gov Bond
     01/31/87           9525.00      10000.00
     02/28/87           9557.12      10067.58
     03/31/87           9515.02      10007.75
     04/30/87           9175.84       9761.47
     05/31/87           9138.07       9719.26
     06/30/87           9261.00       9833.05
     07/31/87           9278.70       9812.75
     08/31/87           9226.39       9757.46
     09/30/87           9042.38       9568.34
     10/31/87           9330.84       9940.43
     11/30/87           9404.16       9989.58
     12/31/87           9487.03      10108.72
     01/31/88           9776.14      10108.72
     02/29/88           9885.46      10551.06
     03/31/88           9828.93      10442.08
     04/30/88           9770.79      10386.25
     05/31/88           9712.78      10312.26
     06/30/88           9907.85      10540.11
     07/31/88           9890.85      10468.52
     08/31/88           9885.59      10489.36
     09/30/88          10053.49      10718.54
     10/31/88          10202.16      10907.39
     11/30/88          10116.91      10778.37
     12/31/88          10110.51      10819.51
     01/31/89          10227.97      10957.07
     02/28/89          10196.27      10867.86
     03/31/89          10226.46      10934.37
     04/30/89          10392.37      11168.90
     05/31/89          10595.37      11432.27
     06/30/89          10832.02      11813.71
     07/31/89          11000.68      12063.20
     08/31/89          10888.09      11860.19
     09/30/89          10951.32      11911.21
     10/31/89          11158.09      12219.46
     11/30/89          11242.85      12337.79
     12/31/89          11298.48      12358.63
     01/31/90          11175.55      12183.67
     02/28/90          11212.37      12207.98
     03/31/90          11228.95      12205.30
     04/30/90          11128.07      12097.66
     05/31/90          11454.13      12435.02
     06/30/90          11619.12      12631.89
     07/31/90          11759.96      12793.49
     08/31/90          11684.77      12615.33
     09/30/90          11762.44      12736.33
     10/31/90          11880.61      12944.41
     11/30/90          12087.76      13231.30
     12/31/90          12243.66      13435.91
     01/31/91          12378.00      13580.15
     02/28/91          12481.06      13657.88
     03/31/91          12531.23      13727.33
     04/30/91          12635.36      13877.98
     05/31/91          12701.67      13931.94
     06/30/91          12694.46      13912.17
     07/31/91          12830.54      14077.25
     08/31/91          13029.54      14403.66
     09/30/91          13265.03      14705.77
     10/31/91          13383.53      14834.52
     11/30/91          13460.90      14983.31
     12/31/91          13890.52      15493.76
     01/31/92          13702.12      15252.56
     02/29/92          13765.14      15312.12
     03/31/92          13670.71      15222.64
     04/30/92          13750.82      15318.54
     05/31/92          14003.23      15601.14
     06/30/92          14197.08      15824.72
     07/31/92          14436.80      16223.52
     08/31/92          14561.08      16374.71
     09/30/92          14696.35      16606.30
     10/31/92          14519.16      16366.70
     11/30/92          14555.90      16338.38
     12/31/92          14791.17      16613.51
     01/31/93          15044.49      16966.37
     02/28/93          15326.82      17306.14
     03/31/93          15414.69      17364.11
     04/30/93          15530.82      17497.66
     05/31/93          15555.29      17478.43
     06/30/93          15861.48      17866.28
     07/31/93          15940.04      17975.27
     08/31/93          16199.93      18376.47
     09/30/93          16229.65      18446.72
     10/31/93          16338.51      18516.44
     11/30/93          16088.58      18313.43
     12/31/93          16175.22      18384.22
     01/31/94          16457.24      18635.84
     02/28/94          16076.10      18241.31
     03/31/94          15590.24      17831.02
     04/30/94          15434.69      17690.79
     05/31/94          15450.78      17668.08
     06/30/94          15398.16      17627.48
     07/31/94          15733.87      17951.49
     08/31/94          15724.69      17954.96
     09/30/94          15503.76      17702.01
     10/31/94          15477.54      17688.65
     11/30/94          15448.03      17656.33
     12/31/94          15552.60      17763.71
     01/31/95          15831.80      18094.40
     02/28/95          16177.75      18483.85
     03/31/95          16284.98      18599.78
     04/30/95          16477.84      18842.86
     05/31/95          17118.72      19602.80
     06/30/95          17238.87      19753.19
     07/31/95          17178.34      19680.53
     08/31/95          17373.55      19911.85
     09/30/95          17531.79      20103.64
     10/31/95          17785.87      20409.76

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Government Investment Fund - Class A on January 31, 1987, shortly after the fund started, and paid the maximum 4.75% sales charge. As the chart shows, by October 31, 1995, the value of your investment would have grown to $17,786- an 77.86% increase on your initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends reinvested the same $10,000 investment would have grown to $20,452 - a 104.52% increase. Henceforth, the fund will compare its performance to the Salomon Brothers Treasury/Agency Index rather than the Lehman Brothers Government Bond Index. Although the difference in performance between the two indexes is small, the Salomon Brothers Treasury/Agency Index includes fewer securities and is more straightforward to monitor on a daily basis. For comparison purposes, both indexes are shown on Performance: The Bottom Line, Page 4.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS



                        YEARS ENDED OCTOBER 31,

                        1995                      1994      1993     1992    1991

Dividend return         6.99%                     5.01%     6.13%    7.03%   7.84%

Capital appreciation     7.92%                    -10.28%   6.40%    1.46%    4.81%
 return

Total return            14.91%                    -5.27%    12.53%   8.49%   12.65%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any, and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995   PAST          PAST 6         PAST
                                 MONTH         MONTHS         YEAR

Dividends per share              4.88(cents)   28.58(cents)   58.49(cents)

Annualized dividend rate         5.95%         5.95%          6.30%

30-day annualized yield          5.06%         -              -

DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $9.65 over the past month, or $9.53 over the past six months or $9.29 over the past year, you can compare the class' income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield includes the effect of Class A's maximum 4.75% sales charge. If Fidelity had not reimbursed certain class expenses during the periods shown, the yield would have been 5.05%.
ADVISOR GOVERNMENT INVESTMENT FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1/shareholder service fee. This fee is not reflected in returns prior to that date, and returns would have been lower had this fee been taken into account. Prior date returns are those of Class A, the original class of the fund, and reflect Class A's 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the total returns and dividends would have been lower. Class B's contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 4%, 1% and 0%, respectively.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995              PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Advisor Government Investment - Class B     14.19%   48.14%   85.15%

Advisor Government Investment - Class B
 (incl. contingent deferred sales charge)   10.19%   47.14%   85.15%

Lehman Brothers Government Bond Index       15.38%   57.67%   n/a

Salomon Brothers Treasury/Agency Index      15.45%   57.76%   n/a

Average General U.S. Government Bond Fund   14.70%   51.19%   n/a

Consumer Price Index                        2.81%    15.13%   39.10%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 7, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/ Agency Index - both broad measures of the performance of U.S. government bonds. To measure how Class B's performance stacked up against its peers, you can compare it to the average general U.S. government bond fund, which reflects the performance of 163 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. Comparing Class B's performance to the consumer price index
(CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  OCTOBER 31, 1995             PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Advisor Government Investment - Class       14.19%   8.18%    7.23%
B

Advisor Government Investment - Class B
 (incl. contingent deferred sales charge)   10.19%   8.03%    7.23%

Lehman Brothers Government Bond Index       15.38%   9.53%    n/a

Salomon Brothers Treasury/Agency Index      15.45%   9.55%    n/a

Average General U.S. Government Bond        14.70%   8.59%    n/a
Fund

Consumer Price Index                        2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' actual (or cumulative) return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              FA Gov Invest- Cl B (667)LB Gov Bond Index
     01/31/87                 10000.00         10000.00
     02/28/87                 10033.72         10067.58
     03/31/87                  9989.52         10007.75
     04/30/87                  9633.43          9761.47
     05/31/87                  9593.77          9719.26
     06/30/87                  9722.83          9833.05
     07/31/87                  9741.42          9812.75
     08/31/87                  9686.50          9757.46
     09/30/87                  9493.31          9568.34
     10/31/87                  9796.16          9940.43
     11/30/87                  9873.14          9989.58
     12/31/87                  9960.14         10108.72
     01/31/88                 10263.66         10108.72
     02/29/88                 10378.44         10551.06
     03/31/88                 10319.08         10442.08
     04/30/88                 10258.05         10386.25
     05/31/88                 10197.14         10312.26
     06/30/88                 10401.94         10540.11
     07/31/88                 10384.09         10468.52
     08/31/88                 10378.57         10489.36
     09/30/88                 10554.85         10718.54
     10/31/88                 10710.93         10907.39
     11/30/88                 10621.42         10778.37
     12/31/88                 10614.71         10819.51
     01/31/89                 10738.03         10957.07
     02/28/89                 10704.75         10867.86
     03/31/89                 10736.44         10934.37
     04/30/89                 10910.62         11168.90
     05/31/89                 11123.75         11432.27
     06/30/89                 11372.20         11813.71
     07/31/89                 11549.27         12063.20
     08/31/89                 11431.07         11860.19
     09/30/89                 11497.45         11911.21
     10/31/89                 11714.53         12219.46
     11/30/89                 11803.52         12337.79
     12/31/89                 11861.92         12358.63
     01/31/90                 11732.86         12183.67
     02/28/90                 11771.51         12207.98
     03/31/90                 11788.93         12205.30
     04/30/90                 11683.02         12097.66
     05/31/90                 12025.34         12435.02
     06/30/90                 12198.55         12631.89
     07/31/90                 12346.41         12793.49
     08/31/90                 12267.47         12615.33
     09/30/90                 12349.02         12736.33
     10/31/90                 12473.08         12944.41
     11/30/90                 12690.56         13231.30
     12/31/90                 12854.24         13435.91
     01/31/91                 12995.27         13580.15
     02/28/91                 13103.48         13657.88
     03/31/91                 13156.15         13727.33
     04/30/91                 13265.46         13877.98
     05/31/91                 13335.08         13931.94
     06/30/91                 13327.52         13912.17
     07/31/91                 13470.38         14077.25
     08/31/91                 13679.30         14403.66
     09/30/91                 13926.54         14705.77
     10/31/91                 14050.95         14834.52
     11/30/91                 14132.18         14983.31
     12/31/91                 14583.23         15493.76
     01/31/92                 14385.42         15252.56
     02/29/92                 14451.59         15312.12
     03/31/92                 14352.46         15222.64
     04/30/92                 14436.56         15318.54
     05/31/92                 14701.56         15601.14
     06/30/92                 14905.07         15824.72
     07/31/92                 15156.75         16223.52
     08/31/92                 15287.22         16374.71
     09/30/92                 15429.24         16606.30
     10/31/92                 15243.21         16366.70
     11/30/92                 15281.78         16338.38
     12/31/92                 15528.79         16613.51
     01/31/93                 15794.74         16966.37
     02/28/93                 16091.15         17306.14
     03/31/93                 16183.40         17364.11
     04/30/93                 16305.32         17497.66
     05/31/93                 16331.01         17478.43
     06/30/93                 16652.47         17866.28
     07/31/93                 16734.95         17975.27
     08/31/93                 17007.80         18376.47
     09/30/93                 17039.01         18446.72
     10/31/93                 17153.29         18516.44
     11/30/93                 16890.89         18313.43
     12/31/93                 16981.85         18384.22
     01/31/94                 17277.94         18635.84
     02/28/94                 16877.79         18241.31
     03/31/94                 16367.70         17831.02
     04/30/94                 16204.40         17690.79
     05/31/94                 16221.30         17668.08
     06/30/94                 16166.05         17627.48
     07/31/94                 16490.34         17951.49
     08/31/94                 16483.89         17954.96
     09/30/94                 16219.54         17702.01
     10/31/94                 16181.58         17688.65
     11/30/94                 16140.13         17656.33
     12/31/94                 16238.51         17763.71
     01/31/95                 16519.47         18094.40
     02/28/95                 16873.65         18483.85
     03/31/95                 16975.13         18599.78
     04/30/95                 17165.40         18842.86
     05/31/95                 17822.27         19602.80
     06/30/95                 17936.30         19753.19
     07/31/95                 17861.31         19680.53
     08/31/95                 18052.93         19911.85
     09/30/95                 18206.16         20103.64
     10/31/95                 18477.30         20409.76

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Government Investment Fund - Class B on January 31, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $18,477 - an 84.77% increase on your initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends reinvested the same $10,000 investment would have grown to $20,452 - a 104.52% increase. Henceforth, the fund will compare its performance to the Salomon Brothers Treasury/Agency Index rather than the Lehman Brothers Government Bond Index. Although the difference in performance between the two indexes is small, the Salomon Brothers Treasury/Agency Index includes fewer securities and is more straightforward to monitor on a daily basis. For comparison purposes, both indexes are shown on Performance: The Bottom Line, Pages 7 and 8.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

                              YEARS ENDED OCTOBER 31,

                              1995                      1994      1993     1992    1991

Dividend return               6.15%                     4.72%     6.13%    7.03%   7.84%

Capital appreciation return    8.04%                    -10.38%    6.40%   1.46%    4.81%

Total return                  14.19%                    -5.66%    12.53%   8.49%   12.65%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any, and exclude the effects of sales charges.
DIVIDENDS AND YIELD
PERIOD ENDED OCTOBER 31, 1995   PAST          PAST           PAST
                                MONTH         6 MONTHS       YEAR

Dividends per share             4.25(cents)   24.89(cents)   51.46(cents)

Annualized dividend rate        5.19%         5.18%          5.55%

30-day annualized yield         4.54%         -              -

DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. The annualized dividend rate is based on an average net asset value of $9.64 over the past month, $9.53 over the past six months, and $9.28 over the past year. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The offering share price used in the calculation of the yield excludes the effect of Class B's contingent deferred sales charge.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. bond markets posted strong
returns during the 12 months ended
October 31, 1995. For the 12-month
period, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
posted a total return of 15.65%. A
strong rally starting in November
1994 helped bonds recover from the
effects of the sharply rising interest rate environment seen earlier that year.
Indications of a slowing economy
and a relative absence of inflation
pressures encouraged bond
investors, helping to push interest
rates down. Monetary policy also
played a role in the bond market's
performance. In an effort to thwart the
possibility of a recession, the Federal
Reserve Board lowered the fed
funds rate - the rate banks charge
each other for overnight loans - by
0.25% in July to 5.75%. This policy
reversal followed a string of seven
successive interest rate increases in
1994 and early 1995.
Mortgage-backed securities also
benefited from this environment, as
illustrated by the performance of the
Salomon Brothers Mortgage Index,
which returned 14.54% during the
period. Outside of the U.S., markets
had mixed returns. Emerging
markets recovered from the lows
initiated by Mexico's peso
devaluation in December 1994. The
J.P. Morgan Emerging Markets Bond
Index returned 8.01% during the
12-month period. Declining interest
rates and a relatively weaker U.S.
dollar helped the Salomon Brothers
World Government Bond Index -
which includes U.S. issues - to
post a 15.20% return.
An interview with Robert Ives, Portfolio Manager of Fidelity Advisor Government Investment Fund
Q. SO, BOB, HOW DID THE FUND DO DURING THE YEAR?
A. For the year ended October 31, 1995, the fund's Class A and B shares had total returns of 14.91% and 14.19%, respectively. For the same period, the average U.S. government bond fund returned 14.70%, as tracked by Lipper Analytical Services. The fund's benchmark, the Salomon Brothers Treasury/Agency Index, returned 15.45% for the period.
Q. THE BOND MARKET CERTAINLY HAS HAD A NICE RUN . . .
A. Yes, it certainly has. Economic growth was slower in 1995 compared to the rapid pace of the fourth quarter of 1994. This slowing of growth caused the bond market to rally as inflation fears, which are sparked by signs of growth, waned. That caused a general drop in interest rates, particularly in the longer maturity bonds of the yield curve. In fact, the yield curve has flattened dramatically.
Q. WHAT AREAS OF THE BOND MARKET HELPED THE FUND THE MOST?
A. The chief reason for the strong performance of the fund was its position in U.S. Treasury bonds. In a bond rally, the greatest price appreciation usually comes from the bonds with the longer maturities. Therefore, the fund's Treasury holdings with maturities of 10 years or more tended to help the most. The fund's holdings in U.S. government agencies - such as Fannie Mae - performed well in the period as did collateralized mortgage obligations or CMOs held by the fund.
Q. WHAT INVESTMENTS DOES THE FUND HOLD IN THE CMO MARKET?
A. Planned amortization class bonds, or PACs, are a class of CMOs. PACs are known for the greater predictability of their cash flow relative to the more common mortgage pass-through security. In the mortgage-backed securities market, investors fear prepayment risk, or the possibility that these securities' underlying pool of mortgages will be paid off early and force bond holders to invest at less attractive rates. Because of certain unique financial characteristics, PACs tend to lessen these risks. Earlier this year, I bought these securities because their yields were much greater than Treasury note yields. Today, I'm reducing the fund's position in PACs because they have performed well relative to Treasuries and are not likely to continue to do so.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Sure. While some PAC bonds performed well during the period, most mortgage pass-through securities did not perform as well as Treasury securities. Pass-throughs are pools of mortgages whose cash flows are "passed-through" to investors.
Q. HOW IS THE FUND CURRENTLY STRUCTURED?
A. The fund currently holds large positions in mortgage-backed securities, U.S. government agencies and CMOs. In general, over the last few months, mortgage securities have come to offer a significant yield advantage over Treasuries. During that time, rising prepayment fears have been priced into the mortgage-related securities - thus making them cheap relative to Treasuries. Of course, these securities are still subject to prepayment risks in a falling interest rate environment. Additionally, the fund is duration neutral. This means the fund's duration - or its price sensitivity to a given change in interest rates - is approximately that of the overall market.
Q. HAVE YOU TAKEN ANY STEPS TO INSULATE THE FUND FROM PREPAYMENT RISK?
A. I continue to look for ways of lowering the fund's exposure to prepayment risk in the mortgage-backed securities market. I plan to add shorter duration CMOs and higher-coupon seasoned mortgages - or those containing mortgage securities that have been outstanding for 10 years or more. Fewer of these securities are likely to have their mortgages paid off early. On the other hand, I believe most of the market's prepayment fears have been priced into the market. Should market fears escalate, it could signal a buying opportunity.
Q. WHAT'S YOUR MARKET OUTLOOK, BOB?
A. I think the most important thing in the next few months is the budget situation in Washington. If the White House and Congress can make some headway, I think it will be very positive for the bond market and it might lead the Federal Reserve to ease short-term interest rates. This said, however, there can be no guarantee investors will see the same stellar performance in the bond market next year as we have seen in 1995.

FUND FACTS
GOAL: high current income
by investing mainly in
securities of any maturity
issued or guaranteed by the
U.S. government and its
agencies
START DATE: January 7, 1987
SIZE: as of October 31, 1995,
more than $234 million
MANAGER: Robert Ives, since
February 1995; joined Fidelity
in 1991
(checkmark)
ROBERT IVES ON MANAGING RISK
IN THE MORTGAGE-BACKED
SECURITIES MARKET:
"Managing mortgage-backed
securities presents a variety
of challenges. Like other
fixed-income securities, they
are affected by inflation fears
and tend to perform poorly in
rising interest rate
environments. An additional
feature of mortgage securities
is that because they
represent a pool of home
mortgages, their value is
greatly influenced by the
payment patterns of the
people holding the underlying
mortgages. If interest rates
fall far enough, mortgage
owners will be encouraged to
refinance their debt. If the
underlying mortgages of a
mortgage-backed security are
paid off early, investors are
forced to reinvest their money
at lower rates.
"I manage prepayment risk by
trying to identify mortgage
securities that have relatively
low prepayment risk. These
can include generic
pass-throughs - or pooled
mortgages whose cash flows
are passed through an
intermediary to investors -
CMOs, PACs and seasoned
mortgages. These securities
offer a limited amount of
prepayment protection while
still capturing much of the
additional yield that the
mortgage market offers."
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF OCTOBER 31, 1995
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               6 MONTHS AGO

 Less than 5%    0.5            5.0

 5 -  5.99%      12.2           21.4

 6 -  6.99%      7.9            14.2

 7 -  7.99%      12.0           7.7

 8 -  8.99%      36.1           30.5

 9 -  9.99%      9.8            12.6

10 - 10.99%      0.6            0.9

11 - 11.99%      3.9            0.4

12% and over     11.6           5.6

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    9.1    8.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    4.9    4.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 AS OF APRIL 30, 1995
Mortgage-backed
securities 10.6%
U.S. government
and government
agency
obligations 84.0%
Short-term
investments 5.4%
Mortgage-backed
securities 20.5%
U.S. government
and government
agency
obligations 77.8%
Short-term
investments 1.7%
Row: 1, Col: 1, Value: 5.4
Row: 1, Col: 2, Value: 84.0
Row: 1, Col: 3, Value: 10.6
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 77.8
Row: 1, Col: 3, Value: 20.5

INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 84.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 66.0%
 8%, 10/15/96 $ 10,060,000 $ 10,278,503
 7 1/4%, 11/15/96  5,860,000  5,955,225
 8 1/2%, 5/15/97  13,235,000  13,789,149
 5 5/8%, 1/31/98  15,035,000  15,020,867
 9 1/4%, 8/15/98  5,300,000  5,777,000
 5 1/8%, 12/31/98  1,985,000  1,950,878
 7 3/4%, 12/31/99  13,640,000  14,605,439
 7 7/8%, 8/15/01  1,540,000  1,689,904
 11 1/4%, 8/15/03  20,000  26,297
 11 7/8%, 11/15/03  4,170,000  5,710,273
 12 3/8%, 5/15/04  2,710,000  3,843,105
 11 3/4%, 2/15/10  2,300,000  3,210,294
 12 3/4%, 11/15/10  10,480,000  15,608,598
 9%, 11/15/18  7,090,000  9,260,178
 8 7/8%, 2/15/19  30,808,000  39,809,790
 12%, 8/15/23  4,200,000  6,300,672
  152,836,172
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.0%
Federal Agricultural Mortgage Corp.:
7.48%, 11/27/00    1,250,000  1,325,750
 7.01%, 8/10/04  500,000  525,990
Federal Farm Credit Bank:
6.20%, 9/23/02  500,000  500,700
6.40%, 10/3/02  160,000  161,920
Federal Home Loan Bank 6.37%, 6/30/03  230,000  232,129
Federal Home Loan Mortgage Corporation:
 4.78%, 2/10/97 (callable)  220,000  216,958
 6.20%, 4/15/03   350,000  348,905
Federal National Mortgage Association:
6.52%, 9/15/97  9,000,000  9,117,774
 3%, 7/13/98 (a)  320,000  324,450
 7.4%, 7/01/04  190,000  203,167
Government Trust Certificates (assets of Trust
guaranteed by U.S. government through Defense
Security Assistance Agency):
 Class 1-B  9 1/8%, 11/15/96  232,754  235,370
  Class 3-B 8.55%, 11/15/97  358,268  364,742
  Class 1-C 9 1/4%, 11/15/01  569,000  626,002
  Class 2-E 9.40%, 5/15/02  140,000  154,661
  Class T-2 9 5/8%, 5/15/02  423,000  467,153
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates (assets of Trust guaranteed
by U.S. government through Export-Import Bank):
  Series 1992-A 7.02%, 9/01/04 $ 400,500 $ 412,815
  Series 1994-C 6.61%, 9/15/99  211,656  214,178
  Series 1994-F 8.178%, 12/15/04  4,605,496  4,920,162
  Series 1995-A 6.28%, 6/15/04  630,000  630,756
Private Export Funding Corp.  secured:
5 3/4%, 4/30/98  410,000  408,574
 9 1/2%, 3/31/99   280,000  309,658
 8.35%, 1/31/01  2,800,000  3,074,708
 6.90%, 1/31/03  60,000  62,244
 5.65%, 3/15/03  491,250  484,618
 8 3/4%, 6/30/03  650,000  747,119
 5.80%, 2/01/04  100,000  97,950
 6.86%, 4/30/04  216,000  220,542
State of Israel (guaranteed by U.S. government through
Agency for International Development):
  5 1/4%, 3/15/98  350,000  345,734
  7 3/4%, 4/1/98  103,604  106,120
  4 7/8%, 9/15/98  520,000  507,000
  6%, 2/15/99  200,000  200,584
  7 1/8%, 8/15/99  2,240,000  2,325,223
  5 3/4%, 3/15/00  470,000  465,009
  8%, 11/15/01  2,140,000  2,334,954
  6 1/4%, 8/15/02  1,650,000  1,661,954
  6 1/8%, 3/15/03  600,000  596,628
  8 1/2%, 4/1/06  1,070,000  1,200,743
Student Loan Marketing Association:
 7.56%, 12/9/96  140,000  142,603
 8.14%, 10/15/03  300,000  331,219
Twelve Federal Land Banks 7.95%, 10/21/96  190,000  193,800
U.S. Housing & Urban Development:
8.24%, 8/1/02  4,000,000  4,408,750
 8.27%, 8/1/03  415,000  460,909
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   41,670,225
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $187,262,602)   194,506,397
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 5.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.0%
 6 1/2%, 5/1/08 $ 507,318 $ 503,513
 8 1/2%, 8/1/09 to2/1/10  691,188  717,946
 9%, 10/1/08 to 10/1/20  1,549,979  1,635,701
 9 1/2%, 2/1/08 to 7/1/21  1,650,691  1,763,235
 10 1/2%, 1/1/16 to12/1/20  1,284,435  1,405,831
 12 1/2%, 6/1/15 to 6/1/19  858,709  986,332
  7,012,558
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.5%
 6%, 11/1/08  190,000  185,427
 6.345%, 3/1/99   1,867,730  1,877,653
 6 1/2%, 2/1/10   931,501  930,337
 8 1/4%, 12/1/01   694,775  743,409
 8 1/2%, 8/1/16 to 1/1/17  494,686  515,943
 9 1/2%, 2/1/10 to 5/1/20  1,320,021  1,396,831
 12 1/2%, 8/1/15   57,608  66,771
  5,716,371
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.0%
13 1/2%, 7/15/11   86,559  103,357
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES (Cost $12,615,324)   12,832,286
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
Federal Home Loan Mortgage Corporation:
 planned amortization class:
  Series 1203-G, 5%, 7/15/05  3,300,000  3,185,531
  Series 1404-C, 6.40%, 2/15/05  875,000  879,646
 sequential pay Series 1353 Class A,
 5 1/2%, 11/15/04  88,979  87,395
 Z Bond Series 9, Class E, 9.05%, 8/15/19  913,221  964,019
Federal National Mortgage Association:
planned amortization class:
  Series 1992 Class 193-D, 5 3/4%, 12/25/01  2,600,000  2,583,750
  Series 1993 Class 72-B, 5%, 1/25/02  1,191,060  1,175,791
  Series 1993 Class 135-PC, 5 1/2%, 7/25/02  2,000,000  1,970,000
  Series 1993-28 Class PD, 5 1/4%, 10/25/01  500,000  494,219
  Series 1994 -M3 Class A, 7.71%, 4/1/06  364,629  377,163
TOTAL U.S. GOVERNMENT AGENCY -
COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,264,482)   11,717,514
REPURCHASE AGREEMENTS - 5.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements,
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 12,599,058 $ 12,597,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $223,739,408)  $ 231,653,197
LEGEND
1. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $223,859,269. Net unrealized appreciation aggregated $7,793,928, of which $8,084,715 related to appreciated investment securities and $290,787 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $3,149,000 all of which will expire on October 31, 2002. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                  $ 231,653,197
agreements of $12,597,000) (cost $223,739,408) -
See accompanying schedule

Cash                                                                       1,220,446

Receivable for investments sold                                            7,863,388

Interest receivable                                                        4,380,874

Prepaid expenses                                                           11,810

 TOTAL ASSETS                                                              245,129,715

LIABILITIES

Payable for investments purchased                           $ 9,796,804

Distributions payable                                        128,946

Accrued management fee                                       43,224

Distribution fees payable                                    51,351

Other payables and accrued expenses                          134,722

 TOTAL LIABILITIES                                                         10,155,047

NET ASSETS                                                                $ 234,974,668

Net Assets consist of:

Paid in capital                                                           $ 230,194,662

Undistributed net investment income                                        134,662

Accumulated undistributed net realized gain (loss) on                      (3,268,445)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              7,913,789
investments

NET ASSETS                                                                $ 234,974,668

CALCULATION OF MAXIMUM OFFERING PRICE                                      $9.67
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($208,620,112 (divided by) 21,563,156 shares)

Maximum offering price per share (100/95.25 of $9.67)                      $10.15

CLASS B:                                                                   $9.67
NET ASSET VALUE, and offering price per share
 ($11,766,304 (divided by) 1,216,751 shares) A

INSTITUTIONAL CLASS:                                                       $9.67
NET ASSET VALUE, offering price and redemption price per
share ($14,588,252 (divided by) 1,508,688 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                       $ 12,256,877
Interest

EXPENSES

Management fee                                             $ 766,114

Transfer agent fees                                         448,552
Class A

 Class B                                                    15,819

 Institutional Class                                        163

Distribution fees - Class A                                 399,006

Distribution fees - Class B                                 64,821

Accounting fees and expenses                                68,665

Non-interested trustees' compensation                       733

Custodian fees and expenses                                 50,480

Registration fees                                           64,332
Class A

 Class B                                                    58,795

 Institutional Class                                        15,371

Audit                                                       31,232

Legal                                                       6,032

Reports to shareholders                                     32,899

Miscellaneous                                               4,578

 Total expenses before reductions                           2,027,592

 Expense reductions                                         (467,247)    1,560,345

NET INVESTMENT INCOME                                                    10,696,532

REALIZED AND UNREALIZED GAIN (LOSS)                                      1,340,696
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                  12,015,016
investment securities

NET GAIN (LOSS)                                                          13,355,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 24,052,244
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         OCTOBER 31,     OCTOBER 31,
                                                         1995            1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 10,696,532    $ 5,647,267
Net investment income

 Net realized gain (loss)                                 1,340,696       (5,172,703)

 Change in net unrealized appreciation (depreciation)     12,015,016      (5,050,214)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          24,052,244      (4,575,650)
FROM OPERATIONS

Distributions to shareholders from:                       (9,989,930)     (4,961,635)
Net investment income
 Class A

  Class B                                                 (347,897)       (17,915)

  Institutional Class                                     (207,322)       -

 Net realized gain - Class A                              -               (932,924)

 In excess of net realized gain - Class A                 -               (205,902)

 TOTAL DISTRIBUTIONS                                      (10,545,149)    (6,118,376)

Share transactions - net increase (decrease)              104,952,275     57,333,656

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 118,459,370     46,639,630

NET ASSETS

 Beginning of period                                      116,515,298     69,875,668

 End of period (including under (over) distribution      $ 234,974,668   $ 116,515,298
of net investment income of $134,662 and
$(56,402), respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                YEARS ENDED OCTOBER 31,

                                1995                      1994 C      1993       1992       1991

SELECTED PER-SHARE DATA

Net asset value, beginning      $ 8.960                   $ 10.140    $ 9.730    $ 9.590    $ 9.150
of period

Income from Investment
Operations

 Net investment income           .594                      .515        .567       .666       .700

 Net realized and unrealized     .701                      (1.031)     .601       .125       .419
 gain (loss)

 Total from investment           1.295                     (.516)      1.168      .791       1.119
 operations

Less Distributions

 From net investment             (.585)                    (.504)      (.558)     (.651)     (.679)
income

 From net realized gain          -                         (.130)      (.200)     -          -

 In excess of net realized       -                         (.030)      -          -          -
gain

 Total distributions             (.585)                    (.664)      (.758)     (.651)     (.679)

Net asset value, end of         $ 9.670                   $ 8.960     $ 10.140   $ 9.730    $ 9.590
period

TOTAL RETURN A, B                14.91%                    (5.27)%     12.53%     8.49%      12.65%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period       $ 208,620                 $ 114,453   $ 69,876   $ 23,281   $ 13,058
(000 omitted)

Ratio of expenses to average     .89%                      .74%        .68%       1.10%      1.10%
net assets                      D                         D           D          D          D

Ratio of net investment          6.34%                     6.18%       6.11%      6.98%      7.47%
income to average net
assets

Portfolio turnover               261%                      313%        333%       315%       54%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS B

                                                        YEARS ENDED
                                                        OCTOBER 31,

                                                        1995          1994 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 8.950       $ 9.100

Income from Investment Operations

 Net investment income                                   .542          .144

 Net realized and unrealized gain (loss)                 .693          (.137)

 Total from investment operations                        1.235         .007

Less Distributions

 From net investment income                              (.515)        (.157)

Net asset value, end of period                          $ 9.670       $ 8.950

TOTAL RETURN B, C                                        14.19%        .10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 11,766      $ 2,062

Ratio of expenses to average net assets                  1.65% E       1.70%
                                                                      A, E

Ratio of net investment income to average net assets     5.58%         5.22% A

Portfolio turnover                                       261%          313%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        YEAR ENDED
                                                        OCTOBER 31,

                                                        1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.560

Income from Investment Operations

 Net investment income                                   .197

 Net realized and unrealized gain (loss)                 .108

 Total from investment operations                        .305

Less Distributions

 From net investment income                              (.195)

Net asset value, end of period                          $ 9.670

TOTAL RETURN B, C                                        3.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 14,588

Ratio of expenses to average net assets                  .75% A,
                                                        E

Ratio of net investment income to average net assets     6.48% A

Portfolio turnover                                       261%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $516,129,072 and $422,598,461, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period,FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan and the Class B Plan, the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. For the period, the fund paid FDC $399,006 and $64,821 under the Class A Plan and Class B Plan, respectively, of which $391,918 and $16,159 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B, and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $954,672 on sales of Class A shares of the fund, of which $809,841 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $10,268 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
to as the Transfer Agents) acts in that capacity for the fund's Class B and Institutional Class shares. During the period November 1, 1994 to December 31, 1994, the Transfer Agents received fees based on the type, size, number of accounts and the number of transactions made by shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for each class.
(i) Class A. For the period, this expense limitation ranged from an annual rate of .74% to 1.00% of average net assets and the reimbursement reduced expenses by $390,343.
(ii) Class B. For the period, this expense limitation ranged from an annual rate of 1.49% to 1.75% of average net assets and the reimbursement reduced expenses by $68,975.
(iii) Institutional Class. For the period, this expense limitation was .75% of average net assets and the reimbursement reduced expenses by $7,929.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEARS ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A  1994 B  1995 A 1994 B

CLASS A
Shares sold  17,166,450  10,771,285 $ 159,682,098 $ 101,402,900
Reinvestment of distributions  936,679  546,844  8,742,840  5,129,034
Shares redeemed  (9,315,536)  (5,434,881)  (86,931,676)  (51,299,776)
Net increase (decrease)  8,787,593  5,883,248 $ 81,493,262 $ 55,232,158
CLASS B
Shares sold  1,185,499  250,049 $ 11,060,085 $ 2,278,237
Reinvestment of distributions  26,606  1,572  250,266  14,174
Shares redeemed  (225,713)  (21,262)  (2,134,205)  (190,913)
Net increase (decrease)  986,392  230,359 $ 9,176,146 $ 2,101,498
INSTITUTIONAL CLASS
Shares sold  1,632,166  - $ 15,464,154 $ -
Reinvestment of distributions  19,194  -  184,114  -
Shares redeemed  (142,672)  -  (1,365,401)  -
Net increase (decrease)  1,508,688  - $ 14,282,867 $ -
A SHARE TRANSACTIONS FOR THE INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
B SHARE TRANSACTIONS FOR THE CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1994.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Government Investment Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B)and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


A total of 57.0% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
 The fund will notify shareholders in January 1996 of the applicable percentage for use in preparing 1995 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
State Street Bank and Trust Company
Boston, MA - Class A
Fidelity Investments Institutional
Operations Company
Boston, MA - Class B
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)


(2_FIDELITY_LOGOS)FIDELITY ADVISOR
(registered trademark)

GOVERNMENT INVESTMENT
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1995
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

FUND TALK                7    The manager's review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       10   A summary of major shifts in the
                              fund's investments over the past six
                              months.

INVESTMENTS              11   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     15   Statements of assets and liabilities,
                              operations, and changes in net
                              assets,
                              as well as financial highlights.

NOTES                    21   Notes to the financial statements.

REPORT OF INDEPENDENT    26   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            27


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND
EXPENSES,
CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU
INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:
Although the markets were fairly positive in 1995, no one can predict what lies ahead for investors. The previous year, stocks posted below-average returns and bonds had one of the worst years in history. This downturn followed a period in which the investing environment was generally very positive.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
Keeping in mind that the effects of interest rate changes on your bond investments will only be "paper" gains or losses unless you sell your shares, staying in your bond fund may be appropriate if your investment horizon is at least a year or more. The longer your investing time frame, the more likely it is that you will retain your principal investment through both up and down markets. For example, a 10-year time frame, such as saving for a college education, enables you to weather these ups and downs in a long-term fund, which has higher potential returns. An intermediate-length fund could be appropriate if your investment horizon is two to four years, and a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government.
No matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR GOVERNMENT INVESTMENT FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at income to measure performance. Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class A, the original class of the fund, and reflect Class A's 0.25% 12b-1 fee. If Fidelity had not reimbursed certain class expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                   PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Advisor Government Investment - Institutional    15.03%   49.85%   87.30%
Class

Lehman Brothers Government Bond Index            15.38%   57.67%   n/a

Salomon Brothers Treasury/Agency Index           15.45%   57.76%   n/a

Average General U.S. Government Bond Fund        14.70%   51.19%   n/a

Consumer Price Index                             2.81%    15.13%   39.10%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 7, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/ Agency Index - both broad measures of the performance of U.S. government bonds. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the average general U.S. government bond fund, which reflects the performance of 163 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any. Comparing Institutional Class' performance to the consumer price index
(CPI) helps show how the class did compared to inflation. (The CPI returns begin on the month end closest to the fund's start date.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1995                   PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

Advisor Government Investment - Institutional    15.03%   8.43%    7.37%
Class

Lehman Brothers Government Bond Index            15.38%   9.53%    n/a

Salomon Brothers Treasury/Agency Index           15.45%   9.55%    n/a

Average General U.S. Government Bond Fund        14.70%   8.59%    n/a

Consumer Price Index                             2.81%    2.86%    3.81%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' actual (or cumulative) return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              FA Gov Invest Cl I (697)LB Gov Bond Index
     01/31/87                10000.00         10000.00
     02/28/87                10033.72         10067.58
     03/31/87                 9989.52         10007.75
     04/30/87                 9633.43          9761.47
     05/31/87                 9593.77          9719.26
     06/30/87                 9722.83          9833.05
     07/31/87                 9741.42          9812.75
     08/31/87                 9686.50          9757.46
     09/30/87                 9493.31          9568.34
     10/31/87                 9796.16          9940.43
     11/30/87                 9873.14          9989.58
     12/31/87                 9960.14         10108.72
     01/31/88                10263.66         10108.72
     02/29/88                10378.44         10551.06
     03/31/88                10319.08         10442.08
     04/30/88                10258.05         10386.25
     05/31/88                10197.14         10312.26
     06/30/88                10401.94         10540.11
     07/31/88                10384.09         10468.52
     08/31/88                10378.57         10489.36
     09/30/88                10554.85         10718.54
     10/31/88                10710.93         10907.39
     11/30/88                10621.42         10778.37
     12/31/88                10614.71         10819.51
     01/31/89                10738.03         10957.07
     02/28/89                10704.75         10867.86
     03/31/89                10736.44         10934.37
     04/30/89                10910.62         11168.90
     05/31/89                11123.75         11432.27
     06/30/89                11372.20         11813.71
     07/31/89                11549.27         12063.20
     08/31/89                11431.07         11860.19
     09/30/89                11497.45         11911.21
     10/31/89                11714.53         12219.46
     11/30/89                11803.52         12337.79
     12/31/89                11861.92         12358.63
     01/31/90                11732.86         12183.67
     02/28/90                11771.51         12207.98
     03/31/90                11788.93         12205.30
     04/30/90                11683.02         12097.66
     05/31/90                12025.34         12435.02
     06/30/90                12198.55         12631.89
     07/31/90                12346.41         12793.49
     08/31/90                12267.47         12615.33
     09/30/90                12349.02         12736.33
     10/31/90                12473.08         12944.41
     11/30/90                12690.56         13231.30
     12/31/90                12854.24         13435.91
     01/31/91                12995.27         13580.15
     02/28/91                13103.48         13657.88
     03/31/91                13156.15         13727.33
     04/30/91                13265.46         13877.98
     05/31/91                13335.08         13931.94
     06/30/91                13327.52         13912.17
     07/31/91                13470.38         14077.25
     08/31/91                13679.30         14403.66
     09/30/91                13926.54         14705.77
     10/31/91                14050.95         14834.52
     11/30/91                14132.18         14983.31
     12/31/91                14583.23         15493.76
     01/31/92                14385.42         15252.56
     02/29/92                14451.59         15312.12
     03/31/92                14352.46         15222.64
     04/30/92                14436.56         15318.54
     05/31/92                14701.56         15601.14
     06/30/92                14905.07         15824.72
     07/31/92                15156.75         16223.52
     08/31/92                15287.22         16374.71
     09/30/92                15429.24         16606.30
     10/31/92                15243.21         16366.70
     11/30/92                15281.78         16338.38
     12/31/92                15528.79         16613.51
     01/31/93                15794.74         16966.37
     02/28/93                16091.15         17306.14
     03/31/93                16183.40         17364.11
     04/30/93                16305.32         17497.66
     05/31/93                16331.01         17478.43
     06/30/93                16652.47         17866.28
     07/31/93                16734.95         17975.27
     08/31/93                17007.80         18376.47
     09/30/93                17039.01         18446.72
     10/31/93                17153.29         18516.44
     11/30/93                16890.89         18313.43
     12/31/93                16981.85         18384.22
     01/31/94                17277.94         18635.84
     02/28/94                16877.79         18241.31
     03/31/94                16367.70         17831.02
     04/30/94                16204.40         17690.79
     05/31/94                16221.30         17668.08
     06/30/94                16166.05         17627.48
     07/31/94                16518.50         17951.49
     08/31/94                16508.86         17954.96
     09/30/94                16276.91         17702.01
     10/31/94                16249.39         17688.65
     11/30/94                16218.41         17656.33
     12/31/94                16328.19         17763.71
     01/31/95                16621.31         18094.40
     02/28/95                16984.52         18483.85
     03/31/95                17097.09         18599.78
     04/30/95                17299.57         18842.86
     05/31/95                17972.41         19602.80
     06/30/95                18098.55         19753.19
     07/31/95                18036.39         19680.53
     08/31/95                18245.36         19911.85
     09/30/95                18417.60         20103.64
     10/31/95                18691.49         20409.76

$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Fidelity Advisor Government Investment Fund - Institutional Class on January 31, 1987, shortly after the fund started. As the chart shows, by October 31, 1995, the value of your investment would have grown to $18,691 - an 86.91% increase on your initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency Index did over the same period. With dividends reinvested the same $10,000 investment would have grown to $20,452 - a 104.52% increase. Henceforth, the fund will compare its performance to the Salomon Brothers Treasury/Agency Index rather than the Lehman Brothers Government Bond Index. Although the difference in performance between the two indexes is small, the Salomon Brothers Treasury/Agency Index includes fewer securities and is more straightforward to monitor on a daily basis. For comparison purposes, both indexes are shown on Performance: The Bottom Line, Page 4.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS



                        YEARS ENDED OCTOBER 31,

                        1995                      1994      1993     1992    1991

Dividend return         7.10%                     5.01%     6.13%    7.03%   7.84%

Capital appreciation     7.93%                    -10.28%    6.40%   1.46%    4.81%
  return

Total return            15.03%                    -5.27%    12.53%   8.49%   12.65%


DIVIDEND returns and capital appreciation returns are both part of a class' total return. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or gains are reinvested, if any.
DIVIDENDS AND YIELD
PERIODS ENDED OCTOBER 31, 1995   PAST MONTH    LIFE OF CLASS

Dividends per share              5.25(cents)   19.50(cents)

Annualized dividend rate         6.41%         6.21%

30-day annualized yield          n/a           -

DIVIDENDS per share show the income paid by the class for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $9.65 over the past month, or $9.55 over the life of Class, you can compare the class' income over these two periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
U.S. bond markets posted strong
returns during the 12 months ended
October 31, 1995. For the 12-month
period, the Lehman Brothers
Aggregate Bond Index - a broad
measure of U.S. taxable bonds -
posted a total return of 15.65%. A
strong rally starting in November
1994 helped bonds recover from
the effects of the sharply rising interest rate environment seen earlier that year. Indications of a slowing economy and a relative absence of inflation pressures encouraged bond investors, helping to push interest rates down. Monetary policy also played a role in the bond market's performance. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered the fed funds rate - the rate banks charge each other for overnight loans - by 0.25% in July to 5.75%.
This policy reversal followed a string
of seven successive interest rate
increases in 1994 and early 1995.
Mortgage-backed securities also
benefited from this environment, as
illustrated by the performance of the
Salomon Brothers Mortgage Index,
which returned 14.54% during the
period. Outside of the U.S., markets
had mixed returns. Emerging
markets recovered from the lows
initiated by Mexico's peso
devaluation in December 1994. The
J.P. Morgan Emerging Markets
Bond Index returned 8.01% during
the 12-month period. Declining
interest rates and a relatively weaker
U.S. dollar helped the Salomon
Brothers World Government Bond
Index - which includes U.S. issues
- to post a 15.20% return.
An interview with Robert Ives, Portfolio Manager of Fidelity Advisor Government Investment Fund
Q. SO, BOB, HOW DID THE FUND DO DURING THE YEAR?
A. For the year ended October 31, 1995, the fund's Institutional class shares had a total return of 15.03%. For the same period, the average U.S. government bond fund returned 14.70%, as tracked by Lipper Analytical Services. The fund's benchmark, the Salomon Brothers Treasury/Agency Index, returned 15.45% for the period.
Q. THE BOND MARKET CERTAINLY HAS HAD A NICE RUN . . .
A. Yes, it certainly has. Economic growth was slower in 1995 compared to the rapid pace of the fourth quarter of 1994. This slowing of growth caused the bond market to rally as inflation fears, which are sparked by signs of growth, waned. That caused a general drop in interest rates, particularly in the longer maturity bonds of the yield curve. In fact, the yield curve has flattened dramatically.
Q. WHAT AREAS OF THE BOND MARKET HELPED THE FUND THE MOST?
A. The chief reason for the strong performance of the fund was its position in U.S. Treasury bonds. In a bond rally, the greatest price appreciation usually comes from the bonds with the longer maturities. Therefore, the fund's Treasury holdings with maturities of 10 years or more tended to help the most. The fund's holdings in U.S. government agencies - such as Fannie Mae - performed well in the period as did collateralized mortgage obligations or CMOs held by the fund.
Q. WHAT INVESTMENTS DOES THE FUND HOLD IN THE CMO MARKET?
A. Planned amortization class bonds, or PACs, are a class of CMOs. PACs are known for the greater predictability of their cash flow relative to the more common mortgage pass-through security. In the mortgage-backed securities market, investors fear prepayment risk, or the possibility that these securities' underlying pool of mortgages will be paid off early and force bond holders to invest at less attractive rates. Because of certain unique financial characteristics, PACs tend to lessen these risks. Earlier this year, I bought these securities because their yields were much greater than Treasury note yields. Today, I'm reducing the fund's position in PACs because they have performed well relative to Treasuries and are not likely to continue to do so.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Sure. While some PAC bonds performed well during the period, most mortgage pass-through securities did not perform as well as Treasury securities. Pass-throughs are pools of mortgages whose cash flows are "passed-through" to investors.
Q. HOW IS THE FUND CURRENTLY STRUCTURED?
A. The fund currently holds large positions in mortgage-backed securities, U.S. government agencies and CMOs. In general, over the last few months, mortgage securities have come to offer a significant yield advantage over Treasuries. During that time, rising prepayment fears have been priced into the mortgage-related securities - thus making them cheap relative to Treasuries. Of course, these securities are still subject to prepayment risks in a falling interest rate environment. Additionally, the fund is duration neutral. This means the fund's duration - or its price sensitivity to a given change in interest rates - is approximately that of the overall market.
Q. HAVE YOU TAKEN ANY STEPS TO INSULATE THE FUND FROM PREPAYMENT RISK?
A. I continue to look for ways of lowering the fund's exposure to prepayment risk in the mortgage-backed securities market. I plan to add shorter duration CMOs and higher-coupon seasoned mortgages - or those containing mortgage securities that have been outstanding for 10 years or more. Fewer of these securities are likely to have their mortgages paid off early. On the other hand, I believe most of the market's prepayment fears have been priced into the market. Should market fears escalate, it could signal a buying opportunity.
Q. WHAT'S YOUR MARKET OUTLOOK, BOB?
A. I think the most important thing in the next few months is the budget situation in Washington. If the White House and Congress can make some headway, I think it will be very positive for the bond market and it might lead the Federal Reserve to ease short-term interest rates. This said, however, there can be no guarantee investors will see the same stellar performance in the bond market next year as we have seen in 1995.

FUND FACTS
GOAL: high current income
by investing mainly in
securities of any maturity
issued or guaranteed by the
U.S. government and its
agencies
START DATE: January 7, 1987
SIZE: as of October 31, 1995,
more than $234 million
MANAGER: Robert Ives, since
February 1995; joined Fidelity
in 1991
(checkmark)
ROBERT IVES ON MANAGING RISK
IN THE MORTGAGE-BACKED
SECURITIES MARKET:
"Managing mortgage-backed
securities presents a variety
of challenges. Like other
fixed-income securities, they
are affected by inflation fears
and tend to perform poorly in
rising interest rate
environments. An additional
feature of mortgage securities
is that because they
represent a pool of home
mortgages, their value is
greatly influenced by the
payment patterns of the
people holding the underlying
mortgages. If interest rates
fall far enough, mortgage
owners will be encouraged to
refinance their debt. If the
underlying mortgages of a
mortgage-backed security are
paid off early, investors are
forced to reinvest their money
at lower rates.
"I manage prepayment risk by
trying to identify mortgage
securities that have relatively
low prepayment risk. These
can include generic
pass-throughs - or pooled
mortgages whose cash flows
are passed through an
intermediary to investors -
CMOs, PACs and seasoned
mortgages. These securities
offer a limited amount of
prepayment protection while
still capturing much of the
additional yield that the
mortgage market offers."
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF OCTOBER 31, 1995
                % OF FUND'S    % OF FUND'S
                INVESTMENTS    INVESTMENTS
                               6 MONTHS AGO

 Less than 5%    0.5            5.0

 5 -  5.99%      12.2           21.4

 6 -  6.99%      7.9            14.2

 7 -  7.99%      12.0           7.7

 8 -  8.99%      36.1           30.5

 9 -  9.99%      9.8            12.6

10 - 10.99%      0.6            0.9

11 - 11.99%      3.9            0.4

12% and over     11.6           5.6

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING REPURCHASE AGREEMENTS.
AVERAGE YEARS TO MATURITY AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    9.1    8.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF OCTOBER 31, 1995
               6 MONTHS AGO

Years    4.9    4.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION
AS OF OCTOBER 31, 1995 AS OF APRIL 30, 1995
Mortgage-backed
securities 10.6%
U.S. government
and government
agency
obligations 84.0%
Short-term
investments 5.4%
Mortgage-backed
securities 20.5%
U.S. government
and government
agency
obligations 77.8%
Short-term
investments 1.7%
Row: 1, Col: 1, Value: 5.4
Row: 1, Col: 2, Value: 84.0
Row: 1, Col: 3, Value: 10.6
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 77.8
Row: 1, Col: 3, Value: 20.5

INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 84.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 66.0%
 8%, 10/15/96 $ 10,060,000 $ 10,278,503
 7 1/4%, 11/15/96  5,860,000  5,955,225
 8 1/2%, 5/15/97  13,235,000  13,789,149
 5 5/8%, 1/31/98  15,035,000  15,020,867
 9 1/4%, 8/15/98  5,300,000  5,777,000
 5 1/8%, 12/31/98  1,985,000  1,950,878
 7 3/4%, 12/31/99  13,640,000  14,605,439
 7 7/8%, 8/15/01  1,540,000  1,689,904
 11 1/4%, 8/15/03  20,000  26,297
 11 7/8%, 11/15/03  4,170,000  5,710,273
 12 3/8%, 5/15/04  2,710,000  3,843,105
 11 3/4%, 2/15/10  2,300,000  3,210,294
 12 3/4%, 11/15/10  10,480,000  15,608,598
 9%, 11/15/18  7,090,000  9,260,178
 8 7/8%, 2/15/19  30,808,000  39,809,790
 12%, 8/15/23  4,200,000  6,300,672
  152,836,172
U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.0%
Federal Agricultural Mortgage Corp.:
7.48%, 11/27/00    1,250,000  1,325,750
 7.01%, 8/10/04  500,000  525,990
Federal Farm Credit Bank:
6.20%, 9/23/02  500,000  500,700
6.40%, 10/3/02  160,000  161,920
Federal Home Loan Bank 6.37%, 6/30/03  230,000  232,129
Federal Home Loan Mortgage Corporation:
 4.78%, 2/10/97 (callable)  220,000  216,958
 6.20%, 4/15/03   350,000  348,905
Federal National Mortgage Association:
6.52%, 9/15/97  9,000,000  9,117,774
 3%, 7/13/98 (a)  320,000  324,450
 7.4%, 7/01/04  190,000  203,167
Government Trust Certificates (assets of Trust
guaranteed by U.S. government through Defense
Security Assistance Agency):
 Class 1-B  9 1/8%, 11/15/96  232,754  235,370
  Class 3-B 8.55%, 11/15/97  358,268  364,742
  Class 1-C 9 1/4%, 11/15/01  569,000  626,002
  Class 2-E 9.40%, 5/15/02  140,000  154,661
  Class T-2 9 5/8%, 5/15/02  423,000  467,153
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trust Certificates (assets of Trust guaranteed
by U.S. government through Export-Import Bank):
  Series 1992-A 7.02%, 9/01/04 $ 400,500 $ 412,815
  Series 1994-C 6.61%, 9/15/99  211,656  214,178
  Series 1994-F 8.178%, 12/15/04  4,605,496  4,920,162
  Series 1995-A 6.28%, 6/15/04  630,000  630,756
Private Export Funding Corp.  secured:
5 3/4%, 4/30/98  410,000  408,574
 9 1/2%, 3/31/99   280,000  309,658
 8.35%, 1/31/01  2,800,000  3,074,708
 6.90%, 1/31/03  60,000  62,244
 5.65%, 3/15/03  491,250  484,618
 8 3/4%, 6/30/03  650,000  747,119
 5.80%, 2/01/04  100,000  97,950
 6.86%, 4/30/04  216,000  220,542
State of Israel (guaranteed by U.S. government through
Agency for International Development):
  5 1/4%, 3/15/98  350,000  345,734
  7 3/4%, 4/1/98  103,604  106,120
  4 7/8%, 9/15/98  520,000  507,000
  6%, 2/15/99  200,000  200,584
  7 1/8%, 8/15/99  2,240,000  2,325,223
  5 3/4%, 3/15/00  470,000  465,009
  8%, 11/15/01  2,140,000  2,334,954
  6 1/4%, 8/15/02  1,650,000  1,661,954
  6 1/8%, 3/15/03  600,000  596,628
  8 1/2%, 4/1/06  1,070,000  1,200,743
Student Loan Marketing Association:
 7.56%, 12/9/96  140,000  142,603
 8.14%, 10/15/03  300,000  331,219
Twelve Federal Land Banks 7.95%, 10/21/96  190,000  193,800
U.S. Housing & Urban Development:
8.24%, 8/1/02  4,000,000  4,408,750
 8.27%, 8/1/03  415,000  460,909
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   41,670,225
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $187,262,602)   194,506,397
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 5.5%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.0%
 6 1/2%, 5/1/08 $ 507,318 $ 503,513
 8 1/2%, 8/1/09 to2/1/10  691,188  717,946
 9%, 10/1/08 to 10/1/20  1,549,979  1,635,701
 9 1/2%, 2/1/08 to 7/1/21  1,650,691  1,763,235
 10 1/2%, 1/1/16 to12/1/20  1,284,435  1,405,831
 12 1/2%, 6/1/15 to 6/1/19  858,709  986,332
  7,012,558
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.5%
 6%, 11/1/08  190,000  185,427
 6.345%, 3/1/99   1,867,730  1,877,653
 6 1/2%, 2/1/10   931,501  930,337
 8 1/4%, 12/1/01   694,775  743,409
 8 1/2%, 8/1/16 to 1/1/17  494,686  515,943
 9 1/2%, 2/1/10 to 5/1/20  1,320,021  1,396,831
 12 1/2%, 8/1/15   57,608  66,771
  5,716,371
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.0%
13 1/2%, 7/15/11   86,559  103,357
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES (Cost $12,615,324)   12,832,286
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS - 5.1%
Federal Home Loan Mortgage Corporation:
 planned amortization class:
  Series 1203-G, 5%, 7/15/05  3,300,000  3,185,531
  Series 1404-C, 6.40%, 2/15/05  875,000  879,646
 sequential pay Series 1353 Class A,
 5 1/2%, 11/15/04  88,979  87,395
 Z Bond Series 9, Class E, 9.05%, 8/15/19  913,221  964,019
Federal National Mortgage Association:
planned amortization class:
  Series 1992 Class 193-D, 5 3/4%, 12/25/01  2,600,000  2,583,750
  Series 1993 Class 72-B, 5%, 1/25/02  1,191,060  1,175,791
  Series 1993 Class 135-PC, 5 1/2%, 7/25/02  2,000,000  1,970,000
  Series 1993-28 Class PD, 5 1/4%, 10/25/01  500,000  494,219
  Series 1994 -M3 Class A, 7.71%, 4/1/06  364,629  377,163
TOTAL U.S. GOVERNMENT AGENCY -
COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,264,482)   11,717,514
REPURCHASE AGREEMENTS - 5.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements,
(U.S. Treasury obligations) in a
joint trading account at 5.88%,
dated 10/31/95 due 11/1/95  $ 12,599,058 $ 12,597,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $223,739,408)  $ 231,653,197
LEGEND
1. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $223,859,269. Net unrealized appreciation aggregated $7,793,928, of which $8,084,715 related to appreciated investment securities and $290,787 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $3,149,000 all of which will expire on October 31, 2002. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase                  $ 231,653,197
agreements of $12,597,000) (cost $223,739,408) -
See accompanying schedule

Cash                                                                       1,220,446

Receivable for investments sold                                            7,863,388

Interest receivable                                                        4,380,874

Prepaid expenses                                                           11,810

 TOTAL ASSETS                                                              245,129,715

LIABILITIES

Payable for investments purchased                           $ 9,796,804

Distributions payable                                        128,946

Accrued management fee                                       43,224

Distribution fees payable                                    51,351

Other payables and accrued expenses                          134,722

 TOTAL LIABILITIES                                                         10,155,047

NET ASSETS                                                                $ 234,974,668

Net Assets consist of:

Paid in capital                                                           $ 230,194,662

Undistributed net investment income                                        134,662

Accumulated undistributed net realized gain (loss) on                      (3,268,445)
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                              7,913,789
investments

NET ASSETS                                                                $ 234,974,668

CALCULATION OF MAXIMUM OFFERING PRICE                                      $9.67
CLASS A:
NET ASSET VALUE, and redemption price per share
 ($208,620,112 (divided by) 21,563,156 shares)

Maximum offering price per share (100/95.25 of $9.67)                      $10.15

CLASS B:                                                                   $9.67
NET ASSET VALUE, and offering price per share
 ($11,766,304 (divided by) 1,216,751 shares) A

INSTITUTIONAL CLASS:                                                       $9.67
NET ASSET VALUE, offering price and redemption price per
share ($14,588,252 (divided by) 1,508,688 shares)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                       $ 12,256,877
Interest

EXPENSES

Management fee                                             $ 766,114

Transfer agent fees                                         448,552
Class A

 Class B                                                    15,819

 Institutional Class                                        163

Distribution fees - Class A                                 399,006

Distribution fees - Class B                                 64,821

Accounting fees and expenses                                68,665

Non-interested trustees' compensation                       733

Custodian fees and expenses                                 50,480

Registration fees                                           64,332
Class A

 Class B                                                    58,795

 Institutional Class                                        15,371

Audit                                                       31,232

Legal                                                       6,032

Reports to shareholders                                     32,899

Miscellaneous                                               4,578

 Total expenses before reductions                           2,027,592

 Expense reductions                                         (467,247)    1,560,345

NET INVESTMENT INCOME                                                    10,696,532

REALIZED AND UNREALIZED GAIN (LOSS)                                      1,340,696
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                  12,015,016
investment securities

NET GAIN (LOSS)                                                          13,355,712

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 24,052,244
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         OCTOBER 31,     OCTOBER 31,
                                                         1995            1994

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 10,696,532    $ 5,647,267
Net investment income

 Net realized gain (loss)                                 1,340,696       (5,172,703)

 Change in net unrealized appreciation (depreciation)     12,015,016      (5,050,214)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          24,052,244      (4,575,650)
FROM OPERATIONS

Distributions to shareholders from:                       (9,989,930)     (4,961,635)
Net investment income
 Class A

  Class B                                                 (347,897)       (17,915)

  Institutional Class                                     (207,322)       -

 Net realized gain - Class A                              -               (932,924)

 In excess of net realized gain - Class A                 -               (205,902)

 TOTAL DISTRIBUTIONS                                      (10,545,149)    (6,118,376)

Share transactions - net increase (decrease)              104,952,275     57,333,656

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 118,459,370     46,639,630

NET ASSETS

 Beginning of period                                      116,515,298     69,875,668

 End of period (including under (over) distribution      $ 234,974,668   $ 116,515,298
of net investment income of $134,662 and
$(56,402), respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                YEARS ENDED OCTOBER 31,

                                1995                      1994 C      1993       1992       1991

SELECTED PER-SHARE DATA

Net asset value, beginning      $ 8.960                   $ 10.140    $ 9.730    $ 9.590    $ 9.150
of period

Income from Investment
Operations

 Net investment income           .594                      .515        .567       .666       .700

 Net realized and unrealized     .701                      (1.031)     .601       .125       .419
 gain (loss)

 Total from investment           1.295                     (.516)      1.168      .791       1.119
 operations

Less Distributions

 From net investment             (.585)                    (.504)      (.558)     (.651)     (.679)
income

 From net realized gain          -                         (.130)      (.200)     -          -

 In excess of net realized       -                         (.030)      -          -          -
gain

 Total distributions             (.585)                    (.664)      (.758)     (.651)     (.679)

Net asset value, end of         $ 9.670                   $ 8.960     $ 10.140   $ 9.730    $ 9.590
period

TOTAL RETURN A, B                14.91%                    (5.27)%     12.53%     8.49%      12.65%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period       $ 208,620                 $ 114,453   $ 69,876   $ 23,281   $ 13,058
(000 omitted)

Ratio of expenses to average     .89%                      .74%        .68%       1.10%      1.10%
net assets                      D                         D           D          D          D

Ratio of net investment          6.34%                     6.18%       6.11%      6.98%      7.47%
income to average net
assets

Portfolio turnover               261%                      313%        333%       315%       54%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS B

                                                        YEARS ENDED
                                                        OCTOBER 31,

                                                        1995          1994 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 8.950       $ 9.100

Income from Investment Operations

 Net investment income                                   .542          .144

 Net realized and unrealized gain (loss)                 .693          (.137)

 Total from investment operations                        1.235         .007

Less Distributions

 From net investment income                              (.515)        (.157)

Net asset value, end of period                          $ 9.670       $ 8.950

TOTAL RETURN B, C                                        14.19%        .10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 11,766      $ 2,062

Ratio of expenses to average net assets                  1.65% E       1.70%
                                                                      A, E

Ratio of net investment income to average net assets     5.58%         5.22% A

Portfolio turnover                                       261%          313%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1994.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                                        YEAR ENDED
                                                        OCTOBER 31,

                                                        1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning of period                    $ 9.560

Income from Investment Operations

 Net investment income                                   .197

 Net realized and unrealized gain (loss)                 .108

 Total from investment operations                        .305

Less Distributions

 From net investment income                              (.195)

Net asset value, end of period                          $ 9.670

TOTAL RETURN B, C                                        3.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 14,588

Ratio of expenses to average net assets                  .75% A,
                                                        E

Ratio of net investment income to average net assets     6.48% A

Portfolio turnover                                       261%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Government Investment Fund (the fund) is a fund of Fidelity Advisor Series II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class B, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Institutional Class shares on July 3, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees and expenses. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. FMR bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law, which are borne by each class and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends are declared separately for each class, while capital gain distributions are declared at the fund level and allocated to each class on a pro rata basis based on the number of shares held by each class on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The fund, through its custodian, receives delivery of the underlying U.S. Treasury or Federal Agency Securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $516,129,072 and $422,598,461, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period,FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to the fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Institutional Class shares (collectively referred to as "the Plans"). Under the Class A Plan and the Class B Plan, the fund pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on annual rates of .25% and 1.00% (of which .75% represents a distribution fee and .25% represents a shareholder service fee) of the average net assets of the Class A and Class B shares, respectively. For the period, the fund paid FDC $399,006 and $64,821 under the Class A Plan and Class B Plan, respectively, of which $391,918 and $16,159 were paid to securities dealers, banks and other financial institutions for the distribution of Class A and Class B shares, respectively, and providing shareholder support services.
Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of the fund's Class A, Class B, and Institutional Class shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of the fund's shares or render shareholder support services. No payments were made under the Plans during the period.
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares of the fund. For the period, FDC received sales charges of $954,672 on sales of Class A shares of the fund, of which $809,841 was paid to securities dealers, banks, and other financial institutions. FDC also receives the proceeds of a contingent deferred sales charge levied on Class B share redemptions occurring within five years of purchase. The charge is based on declining rates which range from 4% to 1% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. For the period, FDC received contingent deferred sales charges of $10,268 on Class B share redemptions from the fund. When Class B shares are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
TRANSFER AGENT FEES. State Street Bank and Trust Company (State Street) is the transfer, dividend disbursing, and shareholder servicing agent for the fund's Class A shares, while Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR (collectively, with State Street, referred
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
to as the Transfer Agents) acts in that capacity for the fund's Class B and Institutional Class shares. During the period November 1, 1994 to December 31, 1994, the Transfer Agents received fees based on the type, size, number of accounts and the number of transactions made by shareholders of the respective classes of the fund. Effective January 1, 1995, the Board of Trustees approved revised transfer agent contracts pursuant to which the Transfer Agents receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. With respect to the Class A shares, State Street has delegated certain transfer, dividend paying, and shareholder services to FIIOC for which FIIOC receives its allocable share of all such fees. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of average net assets for each class.
(i) Class A. For the period, this expense limitation ranged from an annual rate of .74% to 1.00% of average net assets and the reimbursement reduced expenses by $390,343.
(ii) Class B. For the period, this expense limitation ranged from an annual rate of 1.49% to 1.75% of average net assets and the reimbursement reduced expenses by $68,975.
(iii) Institutional Class. For the period, this expense limitation was .75% of average net assets and the reimbursement reduced expenses by $7,929.
6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
  SHARES DOLLARS
 YEARS ENDED OCTOBER 31, YEARS ENDED OCTOBER 31,
 1995 A  1994 B  1995 A 1994 B

CLASS A
Shares sold  17,166,450  10,771,285 $ 159,682,098 $ 101,402,900
Reinvestment of distributions  936,679  546,844  8,742,840  5,129,034
Shares redeemed  (9,315,536)  (5,434,881)  (86,931,676)  (51,299,776)
Net increase (decrease)  8,787,593  5,883,248 $ 81,493,262 $ 55,232,158
CLASS B
Shares sold  1,185,499  250,049 $ 11,060,085 $ 2,278,237
Reinvestment of distributions  26,606  1,572  250,266  14,174
Shares redeemed  (225,713)  (21,262)  (2,134,205)  (190,913)
Net increase (decrease)  986,392  230,359 $ 9,176,146 $ 2,101,498
INSTITUTIONAL CLASS
Shares sold  1,632,166  - $ 15,464,154 $ -
Reinvestment of distributions  19,194  -  184,114  -
Shares redeemed  (142,672)  -  (1,365,401)  -
Net increase (decrease)  1,508,688  - $ 14,282,867 $ -
A SHARE TRANSACTIONS FOR THE INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1995.
B SHARE TRANSACTIONS FOR THE CLASS B ARE FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1994.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series II and the Shareholders of Fidelity Advisor Government Investment Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B) and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class). These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series II: Fidelity Advisor Government Investment Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (Class A), for the year ended October 31, 1995 and for the period June 30, 1994 (commencement of sale of Class B shares) to October 31, 1994 (Class B)and for the period July 3, 1995 (commencement of sale of Institutional Class shares) to October 31, 1995 (Institutional Class), in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 8, 1995
DISTRIBUTIONS


A total of 57.0% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1996 of the applicable percentage for use in preparing 1995 income tax returns.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox*
Phyllis Burke Davis*
Richard J. Flynn*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Edward H. Malone*
Marvin L. Mann*
Gerald C. McDonough*
Thomas R. Williams*
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES
GROWTH FUNDS
Fidelity Advisor Overseas Fund
Fidelity Advisor Equity Portfolio Growth
Fidelity Advisor Global Resources Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Equity Income Fund
Fidelity Advisor Income & Growth Fund
INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Limited Term Bond Fund
Fidelity Advisor Short Fixed-Income Fund
TAX-EXEMPT FUNDS
Fidelity Advisor High Income
Municipal Fund
Fidelity Advisor Limited Term Tax-Exempt Fund
Fidelity Advisor Short-Intermediate Tax-Exempt Fund
STATE TAX-EXEMPT FUNDS
Fidelity Advisor New York Tax-Free Fund
MONEY MARKET FUNDS
Daily Money Fund: Money Market Portfolio
Daily Money Fund: U.S. Treasury Portfolio
Daily Tax-Exempt Money Fund

(REGISTERED TRADEMARK)